Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

EXHIBIT 10.26

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CONSOLIDATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

between

CSG Systems, Inc.

a Delaware corporation

and

Charter Communications Operating, LLC
a Delaware limited liability company

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

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***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

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•	4.4 Training	19

Article 5 PAYMENT TERMS		19
•	5.1 Fees and Expenses	19
•	5.2 Invoices and Payment	19
•	5.3 Adjustment to Fees	19
•	5.4 Taxes	20
•	5.5 Delivery	20
•	5.6 Set-Off	20
•	5.7 Equipment Purchase	21

Article 6 TERMINATION		21
•	6.1 Termination	21
•	6.2 Transition Assistance	23
•	6.3 Delivery of Items	23
•	6.4 Discontinuance Fee	23

Article 7 INDEMNITY		24
•	7.1 CSG Indemnity	24
•	7.2 Opportunity to Cure	25
•	7.3 Limitation	25
•	7.4 Customer Indemnity	25

Article 8 REPRESENTATIONS AND WARRANTIES		26
•	8.1 Limited Warranty	26
•	8.2 Remedies	26
•	8.3 Exclusion of Certain Warranties	26
•	8.4 General Representations and Warranties

Article 9 LIMITATION OF REMEDIES AND DAMAGES		28
•	9.1 Protection of Data and Property	28
•	9.2 No Consequential Damages/Limitation of Liability	28
•	9.3 Conflicts	29

Article 10 CONFIDENTIAL INFORMATION		29
•	10.1 Definition	29
•	10.2 Restrictions	29
•	10.3 Disclosures	30
•	10.4 Limited Access	30
•	10.5 Additional Requirements with Respect to Charter Customer Information	31
•	10.6 Data Security	32
•	10.7 Data Center Security	33
•	10.8 Update and Security Patches	34

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•	10.9 Security Breach / Investigation	34
•	10.10 Customer Requests	34

Article 11 DISPUTE RESOLUTION		34
•	11.1 Mediation.	34
•	11.2 Equitable Relief	35

Article 12 GENERAL TERMS AND CONDITIONS		35
•	12.1 Reporting	35
•	12.2 Survival	36
•	12.3 Print and Mail Exclusivity	35
•	12.4 Nature of Relationship	36
•	12.5 Inspection	36
•	12.6 Force Majeure	36
•	12.7 Sale of Assets.	36
•	12.8 Headings	37
•	12.9 Notices	37
•	12.10 Publicity	37
•	12.11 Miscellaneous	38
•	12.12 Counterparts and Facsimile	39
•	12.13 Operational Audits	39
•	12.14 Financial Audits	39
•	12.15 Statement on Standards for Attestation Emgage,emts No. 18	40
•	12.16 Sarbanes-Oxley Compliance.	40
•	12.17 Days	40
•	12.18 Schedules and Attachments	40

Schedule A - Definitions		43

Schedule B - Products		51

Schedule C - Recurring Services		54

Schedule D - Statement of Work		132

Schedule E - Addressable Interfaces		135

Schedule F - Fees		142

Schedule G - Implementation and Conversion Service		177

Schedule H - Service Level Agreement		181

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

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***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

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CONSOLIDATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

This CONSOLIDATED CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT (the “Agreement”) is entered into as of the 1st day of August, 2017, (“Effective Date”) between CSG Systems, Inc.®, a Delaware corporation with offices at 9555 Maroon Circle, Englewood, Colorado 80112 (“CSG”), and Charter Communications Operating, LLC, a Delaware limited liability company with offices at 12405 Powerscourt Drive, St. Louis, Missouri 63131 (“Charter”), on behalf of itself and its Affiliates using the Products and Services (as such terms are defined below) (collectively, the “Customer”).  Customer and CSG shall be referred herein individually as the “Party” and collectively as the “Parties.”

WHEREAS, in 2016, Charter and its Affiliates entered into a series of related transactions with Time Warner Cable, Inc., and Bright House Networks, LLC, and as a result of which, (a) various cable systems controlled by Charter are subject to the CSG Master Subscriber Management System Agreement between CSG Systems, Inc. and Time Warner Cable, Inc. executed March 12, 2003, the Amended and Restated Processing and Production Services Agreement entered into between CSG Systems, Inc. and Time Warner Cable Enterprises LLC effective April 30, 2014 and the Auto-Check Refund Processing Agreement entered into between Time Warner Cable and CSG Systems, Inc. as of July 31, 1996 (as amended “TWC Agreements”), and (b) various cable systems controlled by Charter are subject to the CSG Processing and Output Services Agreement between CSG Systems, Inc. and Bright House Networks, LLC executed December 31, 2012 and the Agreement for Services between CSG Systems, Inc. and Bright House Networks, LLC effective November 1, 2014 (as amended “Bright House Agreements”);

WHEREAS, CSG and a Charter Affiliate are parties to that certain Amended and Restated CSG Master Subscriber Management System Agreement entered into as of the 9th day of February, 2009, and the Auto-Check Refund Processing Agreement entered into between Charter Communications Holding Company, LLC and CSG Systems, Inc. as of January 17, 2001 (as amended, the “Charter Agreements”) and desire to enter into this Agreement to permit the provision and consumption of the products and services previously provided pursuant to the Charter Agreements, TWC Agreements and the Bright House Agreements in this Agreement, and terminate the Charter Agreements, the TWC Agreements and the Bright House Agreements (hereinafter the Charter Agreements, the TWC Agreements and the Bright House Agreements shall be collectively referred to as the “Consolidated Agreements”) ;

WHEREAS, notwithstanding any rights granted to or obligations assumed by any Charter Affiliate under this Agreement, Charter Communications Operating, LLC will remain liable for all obligations of Customer under the Agreement;

WHEREAS, Customer desires to obtain from CSG, and CSG desires to grant to Customer, a license to use the products set forth in Schedule B which, along with any other CSG products subsequently licensed by CSG to Customer under this Agreement, are collectively referred to herein as the “Products;”

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WHEREAS, Customer desires to obtain from CSG, and CSG desires to provide to Customer, the Services set forth in Schedule C (“Recurring Services”), which, along with any other CSG services provided by CSG to Customer under this Agreement, are collectively referred to herein as the “Services;” and

WHEREAS, pursuant to Schedule H, the Parties agree to measure and track in a broader manner the performance of the Services and CSG’s delivery thereof.

NOW THEREFORE, in consideration of the mutual promises and covenants contained herein, CSG and Customer agree:

Article 1
OVERVIEW

1.1General.  Subject to the terms and conditions of this Agreement, CSG shall provide, and Customer shall procure, the Products and Services in Customer’s, or its agent’s, locations worldwide.

1.2Term.  Unless earlier terminated pursuant to Section 6.1, this Agreement shall commence on the Effective Date and remain in effect thereafter for an initial term expiring on December 31, 2021 (the “Initial Term”). Thereafter, this Agreement will automatically be extended for one additional one-year term (the “Additional Term”), subject to Customer processing no fewer than ********** Connected Subscribers, excluding Print and Mail Services, on **** *, ****.  CSG will determine such number of Connected Subscribers and provide to Customer written notice of such determination (which may be provided by email to Customer’s Senior Vice President Billing Strategy and Operations).  Customer may, at any time, but in no event later than ****** (**) **** after receipt of such notice, provide to CSG a written notice of non-renewal to CSG, and in such event this Agreement will not automatically be extended.

Customer’s exercise of its rights to an Additional Term shall also be conditioned upon Customer processing a minimum of *********** ********** ****** during the Additional Term.  If, at the end of the Additional Term, the number of ********** ****** processed for the Additional Term was less than ***********, in addition to Customer’s payment of fees for the actual number of Connected Subscribers, Customer shall be invoiced for the difference in the number of actual Connected Subscribers and *********** at the applicable effective BSC rate.

“Term” means the Initial Term and the Additional Term, if applicable.

1.3Termination of the Consolidated Agreements.  Upon the Effective Date, and except as otherwise expressly set forth in this Section 1.3, the Consolidated Agreements (including any licenses, perpetual or otherwise, granted therein), including the Amended and Restated CSG Master Subscriber Management System Agreement entered into as of the 9th day of February, 2009 by and between CSG and Charter Communications Holding Company, LLC, the Auto-Check Refund Processing Agreement entered into between Charter Communications Holding Company, LLC and CSG Systems, Inc. as of January 17, 2001, the CSG Master Subscriber Management System Agreement between CSG Systems, Inc. and Time Warner Cable, Inc. executed March 12, 2003, the Amended and Restated Processing and Production Services Agreement entered into between CSG

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

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Systems, Inc. and Time Warner Cable Enterprises LLC effective April 30, 2014, the Auto-Check Refund Processing Agreement entered into between Time Warner Cable and CSG Systems, Inc. as of July 31, 1996, the CSG Processing and Output Services Agreement between CSG Systems, Inc. and Bright House Networks, LLC executed December 31, 2012 and the Agreement for Services between CSG Systems, Inc. and Bright House Networks, LLC effective November 1, 2014 shall terminate and be of no further force or effect, and the terms and conditions related to CSG’s offering of its products and services to Customer and the treatment of either Party’s Confidential Information shall be governed by this Agreement.  The Parties agree that all SOWs or LOAs executed prior to the Effective Date, as identified on Schedule J, and not fully discharged as of the Effective Date, will from and after the Effective Date be performed and paid in accordance with the terms of this Agreement. For the avoidance of doubt, except to the extent any obligations thereunder are fully discharged prior to the Effective Date or as otherwise expressly set forth on Schedule J, this Agreement supersedes each of the Consolidated Agreements with respect to the activities of the parties under each of the Consolidated Agreements, and none of the terms of such Consolidated Agreements will survive the Effective Date, notwithstanding the express survival terms thereof. In the event of a conflict, the payment terms of the SOW or LOA shall prevail and shall remain in full force and effect until naturally expiring by their terms.  In addition the Parties agree that any SOWs or LOAs that were not included in Schedule J, were executed by the Parties, and by their nature should be given full force and effect are hereby incorporated as part of this Agreement.  Customer agrees to make payment of the fees and CSG agrees to perform its obligations provided in any outstanding SOW or LOA provided in Schedule J or those not included but surviving by their nature pursuant to this Agreement, except in each case to the extent such obligations were fully paid or fully performed prior to the Effective Date. For purposes of Section 3.2, the Technical Services Hours Credit, which is applied on an annual basis, will for purposes of the calendar year 2017, be reduced by all similar credits applied under the Charter Agreements and the TWC Agreements for services provided from January 1, 2017, through the Effective Date. For avoidance of doubt, the Auto Check Refund Processing Agreement executed on January 17, 2001, will not terminate as a result of this Section 1.3.

1.4Release.  The Parties, on behalf of themselves and all of their respective Affiliates and all of their respective officers, directors, employees, predecessors, successors and assigns (collectively, “Releasees”) hereby fully and forever release and discharge each other from and against any and all claims, causes of action, liabilities or demands of any kind whatsoever, presently known by an employee of such Party at the vice president level or higher that either Party may now have or may have in the future against the other’s Releasees and that arose from a Party’s acts or omissions under the Consolidated Agreements.  Notwithstanding the foregoing, the release provided for hereunder shall not apply to: (1) the statements of work, change orders, TSRs and letters of authorization referenced in Schedule J; (2) any obligations to (i) ********* *** ****** * ***** ******* *********** ****** and (ii) *** *** ******* ******* *** ***** ********* from (2)(i) (which will, in each case be subject to the *************** provisions of this Agreement); nor (3) *************** ******** *********** under the Consolidated Agreements that are in effect on the Effective Date (which will, in each case be subject to the *************** ******** provisions of this Agreement).

1.5Definitions.  All capitalized terms shall have the meaning set forth in Schedule A or as otherwise defined elsewhere in the Agreement.

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1.6Responsibility.  Notwithstanding any rights granted to or obligations assumed by any Charter Affiliate under this Agreement, Charter and the Charter Affiliates that comprise the “Customer” are, and will remain, jointly and severally liable for all obligations of Customer under the Agreement.  Nothing in this Agreement will be deemed to prohibit or limit the right of CSG to enforce this Agreement directly against any Charter Affiliate receiving Products and Services hereunder.

Article 2
PRODUCT LICENSES

2.1Products.

(a)Pursuant to the terms and conditions of this Agreement, CSG hereby licenses to Customer the right, and grants Customer the right to permit its agents performing services on behalf of Customer (“Agents”), to access and use the Products exclusively for use with the Recurring Services. “Products” includes (i) the machine-readable object code version of the Product software (the “Software”), whether embedded on disc, tape or other media; (ii) the published user manuals and documentation that CSG may make generally available for the Software (the “Documentation”), (iii) any applicable Updates, and (iv) any copy of the Software, Documentation or Updates.  In addition, Products shall also include software: (A) licensed by CSG from a third party, (B) embedded in the CSG product(s); and (C) which pursuant to the terms of this Agreement, does not have a separate license fee associated with it.

(b)Notwithstanding the above, CSG may charge for new functionality, provided such new functionality is generally made available as a separately priced item, and Customer will not be required to implement such new functionality.  CSG further agrees that any new Product or Service that it makes available for general release providing functionality previously existing in a Customer licensed Product or utilized Service will be made available at no additional cost to Customer. In the event CSG requires Customer to adopt additional products, modules, applications or services in order to utilize new functionality, CSG agrees to charge customer fees commensurate with that new functionality only.

(c)Customer may convene a ********* meeting with CSG to review CSG’s internal product roadmap for the Products and Services and to discuss CSG product release schedules, and any other matters affecting the relationship between the parties.  If during the discussion, Customer requests a *** ******* or ************* that is ************ ********* to the ******** **** and ******* ******** for video and high speed data subscribers and *** **** ********* through the ******** *** ********, Customer will submit in writing the ******** ************ to CSG.  Within ***** (**) **** of receipt of Customer’s ******** ************, CSG will respond in writing with a ******** specifying in ********** ****** the ********* *********** *********(*) for such ********* ******** and/or ************.  If such ******** is acceptable to Customer, then the parties shall enter into an LOA, SOW, amendment or other applicable legal document reflecting their agreement relating to such ******* or ***********.  If the parties cannot reach a mutually agreeable solution in accordance with the procedures set forth above, Customer’s request will be escalated to the President of Broadband Services at CSG and Senior Vice President Billing Strategy and Operations at Customer for final resolution.  In the event of any dispute between

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the parties not resolved through the meeting between the President of Broadband Services at CSG and Senior Vice President Billing Strategy and Operations at Customer, the parties will promptly schedule a meeting of the Chief Executive Officers or other senior management officers of the parties to resolve their dispute.  Such meeting shall establish a negotiation schedule of not less than ****** (**) **** for the resolution of such dispute.

2.2License.

(a)Upon delivery of the applicable medium (or media) containing the Products or, in cases where Customer, or its Agents, obtain access to the Products via a server, upon (i) installation of the server at Customer’s sites or its Agents’ sites or (ii) access through the server located in CSG’s facilities, CSG grants to Customer (A) a non-exclusive, nontransferable license to access the Products located on the servers in CSG’s facilities, in object code form only and only for Customer’s own internal purposes and business operations with the Recurring Services, for providing accounting, billing and customer care services to its video, high speed data (“HSD”), and voice subscribers or services related thereto; and (B) a non-exclusive, nontransferable license to reproduce and use an unlimited number of copies of the Products, in object code form only and only for Customer’s own internal purposes and business operations with the Recurring Services, for providing accounting, billing and any other related services to Customer’s video, HSD, and voice subscribers or services related thereto (“Bulk License”). The Bulk License granted in this Section 2.2(a) is subject to the restrictions set forth in Section 2.4 below and Schedule F and is expressly limited to the Products identified on Schedule B and all Updates (collectively, the “Bulk License Software”).  Subject to the requirements in Section 2.4 and 2.8, Customer may permit its Agents to access and use the Bulk License Software solely to support Customer’s internal business operations and only on workstations that are owned or leased by Customer or are operated on behalf of Customer.

(b)In addition to the Bulk License granted in Section 2.2(a) above, upon delivery of the applicable medium (or media) containing the Products or, in cases where Customer obtains access to the Products via a server, upon (i) installation of the server at Customer’s site or its Agents’ sites; or (ii) access is provided to the server located in CSG’s facilities, CSG grants to Customer a non-exclusive, nontransferable license to use the Products in object code form only and only for Customer’s own internal purposes and business operations with the Recurring Services, for providing accounting, billing and customer care services to Customer’s video, HSD, and voice subscribers or services related thereto.  The license granted in this Section 2.2(b) is expressly limited to the number of workstations, servers or users (as the case may be) identified on Schedule F or other writing signed by both CSG and Customer. The license granted in this Section 2.2(b) is subject to the restrictions set forth in Section 2.4 below and is expressly limited to the Products identified on Schedule B and all Updates (collectively, the “License Software”).  Subject to the requirements in Section 2.4 and 2.8, Customer may permit its Agents to access and use the License Software solely to support Customer’s internal business operations and only on workstations that are owned or leased by Customer or are operated on behalf of Customer.

(c)Customer shall not be charged license fees for Products purchased pursuant to the Consolidated Agreements or other agreements for which they have previously been invoiced and have already paid the applicable fees to CSG. Customer shall reproduce all confidentiality and proprietary

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notices on all copies of the Bulk License Software and License Software that Customer is authorized to make under this Section 2.2.  Nothing in this Agreement will entitle Customer to receive the source code of the Software or Updates, in whole or in part, except as expressly contemplated in Sections 2.9, 2.10, and Schedule M.  The licenses granted in this Section 2.2 are exclusive of any identified Third Party Software that may be required to operate the Products or Recurring Services, all of which as of the Effective Date are listed in the Designated Environment, and Customer agrees to be solely responsible for procuring such Third Party Software, either from CSG (if available) or directly from the third party vendor.  All Third Party Software provided by CSG as of the Effective Date is listed in Schedule F.

2.3Designated Environment.  “Designated Environment,” means the then-current combination of other computer programs and hardware equipment that CSG specifies for use by all of its customers with the Products and Services as set forth on CSG’s customer extranet website (https://my.csgsupport.com), which can be accessed by Customer upon request, or otherwise approved by CSG in writing for Customer’s use of the Products and Services at the System Sites. Customer (or any third parties permitted in accordance with Section 2.8) may use the Products only in the then-current Designated Environment; provided, however, that CSG will provide to Customer no less than ******** (**) ****** prior written notice for any changes to the hardware and/or software in the Designated Environment solely related to (a) the operating system, or (b) CSG’s Products or Services that are under CSG’s sole and exclusive control, and to the extent applicable, CSG will provide to Customer prior written notice as soon as reasonably practicable for any other changes to the hardware and/or software in the Designated Environment.  With respect to any other hardware and/or software identified in the Designated Environment that is licensed by CSG from a third party, CSG shall continue to include such hardware and/or software in the Designated Environment until such products are no longer supported by such third party.  CSG shall promptly notify Customer upon learning that a third party vendor will cease supporting any particular hardware or software.  CSG shall give ****** (**) ******** **** prior written notice to Customer of changes to the Designated Environment that do not require Customer or its Subscribers to upgrade its computer programs or hardware equipment, and will notify Customer in writing of changes that would necessitate training of Customer’s customer service representatives at least ****** (**) ***** prior to the implementation of the change. In cases where CSG becomes aware that Customer is not operating its hardware or software in conformance with the Designated Environment, CSG will notify Customer (via e-mail to Customer’s Senior Vice President Billing Strategy and Operations) of its knowledge of such nonconformance and support the Products within the non-compliant environment; however, the Parties agree that: (i) any support offered with respect to hardware or software operating outside the Designated Environment will be limited to the extent that the manufacturer or vendor of the hardware or software continues to provide general support for such hardware or software versions; and (ii) although CSG shall use commercially reasonable efforts to provide Support Services, CSG shall not be subject to damages that are directly related to malfunctions of the Products caused by Customer’s use of the Products in such noncompliant environment.  Customer further agrees that CSG will not have any responsibility or liability in connection with malfunctions or any damage resulting from any modifications to the Products not authorized by CSG.  If Customer questions the necessity of upgrading to any new Designated Environment as requested by CSG, CSG shall meet with Customer to discuss the proposed changes in an effort to reach mutual agreement on the minimal level of changes to Customer’s equipment that are

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necessary.  The Parties will have quarterly meetings among technical personnel.  Such meetings will include discussions of potential changes in the Designated Environment.

2.4Restrictions.

(a)Except as expressly permitted in this Agreement, Customer agrees that it shall not: (i) reverse engineer, decompile or disassemble any Product or Service; (ii) sell, lease, license or sublicense any Product or Service; (iii) publish or disclose to any third party any results of benchmark tests on the Product; (iv) create, write or develop any derivative software or in any way alter or modify the source code of any of the Products; (v) use the Products or Services to provide any service to or on behalf of any third parties in a service bureau capacity, except to Affiliates of Customer; (vi) use, or permit any other person to use, the Products or Services to provide any service to, on behalf of, or for the benefit of, any unrelated third party; (vii) permit any other person to use the Products or Services, whether on a time-sharing, remote job entry or other multiple user arrangement; or (viii) install the Software, Update or Deliverable on a network or other multi-user computer system except as specified in the then current Documentation for the particular Software.  If an end user of the Software and its related Documentation is an agency, department, or other entity of the United States Government (“Government”), then use, duplication or disclosure by the U.S. Government or any of its agencies of the Software and its related Documentation is subject to restrictions set forth the Commercial Computer Software and Commercial Computer Software Documentation clause at Defense Federal Acquisition Supplement (“DFARS”) 227.7202 and/or the Commercial Computer Software Restricted Rights clause at Federal Acquisition Regulation (“FAR”) 52.227.19(c).  Notwithstanding anything in this Agreement to the contrary, the restrictions set forth above in subparagraphs (v)-(vii) and the limitation of use for Customer’s own internal purposes and business operations contained in Section 2.2(a)(ii)(A) shall not apply with regard to third parties purchasing any of Customer’s cable systems, and not a Successor Entity (an “Acquiring Entity”), who may use and receive Products and Services pursuant to an interim agreement (“Interim Agreement”); provided that Customer provides written notice of the foregoing, introduces CSG to the Acquiring Entity for marketing purposes, and provides to CSG the Interim Agreement within ****** (**) **** of Customer’s execution for CSG’s execution of the Interim Agreement, which execution will not be unreasonably withheld or delayed; provided that Customer and the Acquiring Entity will be bound by the Interim Agreement as to use of the Products and Services for transferred Subscribers and CSG’s execution of the Interim Agreement will not be necessary if (x) CSG fails or refuses to execute such Interim Agreement within ********** (**) **** after its receipt of a request therefor and (y) such Interim Agreement is in the form included in Schedule N, without modification. CSG agrees to reasonably cooperate with Customer and the Acquiring Entity in connection with their respective execution and delivery of the Interim Agreement, including the prompt delivery to Customer and the Acquiring Entity of all documents referred to and/or incorporated in the Interim Agreement as provided in Schedule N. Subject to the foregoing, CSG is under no obligation and has no responsibility to accommodate the transfer of any subscribers from the Customer to the Acquiring Entity until the Interim Agreement has been fully executed by all Parties.  Pricing under the Interim Agreement shall be no less than the fees set forth in Schedule F of this Agreement.  Nothing in the preceding sentence will prohibit Customer from charging a bundled rate for transition services provided to the Acquiring Entity, provided that such bundled rate is no less than the fees set forth in Schedule F of this Agreement.

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(b)Compliance with Export Controls.

(i)Unless otherwise provided in this paragraph, Customer agrees that it shall not transfer CSG Products and Services to any foreign jurisdiction.  Further, CSG and Customer acknowledge that there are U.S. export control laws and regulations that prohibit or restrict (A) transactions with certain parties, (B) the type and level of technologies and services that may be exported, and (C) the conduct of transactions involving foreign parties.  Such laws include, without limitation, the U.S. Foreign Corrupt Practices Act, the Export Administration Act, the Arms Export Control Act, the International Economic Emergency Powers Act, and all regulations issued pursuant to these and other applicable U.S. laws (the “Export Laws”).  CSG agrees that it will be solely responsible for, in compliance with the applicable Export Laws, providing all notices to, making all filings with, and reasonably cooperate with Customer in efforts to obtain any licenses and/or license exceptions (for Export Approved Products) from, any U.S. governmental authority that may be required with respect to the provision to Customer of the Products or Services as contemplated under the terms of this Agreement.  In connection therewith, CSG has or may obtain an export classification for one or more of the Export Approved Products identified in Schedule I, which schedule may be amended at any time by mutual agreement of the Parties, and shall (1) exercise commercially reasonable efforts to maintain such export classification for such Products, as well as to obtain and maintain any export classification required for any modifications, updates, or any future versions of the Products that are licensed to Customer and (2) CSG shall provide prompt notice to Customer in the event that any export classification related to any Export Approved Products is terminated, revoked, suspended, or challenged or CSG takes any action with respect to an existing export classification or applies for an export classification for any of the Products licensed to Customer.

(ii)Customer will be solely responsible for its compliance with the applicable Export Laws in connection with Customer’s and/or an Outsource Vendor’s use of the Products and Services under this Agreement.  With respect to any obligation of Customer to comply with applicable Export Laws, CSG agrees to provide reasonable assistance to Customer by providing all necessary information, documentation, materials and technical data regarding the Products and Services to Customer, promptly upon Customer’s request, where Customer reasonably determines that its receipt of such information, documentation, materials and/or technical data regarding the Products and/or Services is necessary in order to enable it to comply with applicable Export Laws.  “Outsource Vendor” shall mean third party service providers of Customer located in any foreign country listed on Schedule I.

(iii)  CSG currently approves the transfer by Customer or its Outsource Vendors of the Export Approved Products to the Export Approved Countries described on Schedule I.  Customer and its Outsource Vendors currently store object code versions of the Export Approved Products and use such versions in the Export Approved Countries marked with an asterisk on Schedule I.  Customer and its Outsource Vendors will not transfer any version of the Export Approved Products to any foreign jurisdiction other than the Export Approved Countries described on Schedule I, except in accordance with the following procedure:

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(A)Customer may request approval to transfer of Export Approved Products to a foreign jurisdiction other than an Export Approved Country by providing commercially reasonable prior written notice to CSG;

(B)CSG’s approval will not be unreasonably withheld or delayed; provided, however, that CSG may condition such approval on the indemnification by Customer for any material expense or liability incurred by CSG arising directly from such transfer and Customer may not transfer any Export Approved Products to any approved foreign jurisdiction until a reasonable period of time has passed during which CSG has a full and fair opportunity to secure enforceable rights to its intellectual property in such jurisdiction;

(C)For purposes of this Section 2.4(b)(iii) a “material expense or liability” is any reasonable cost arising from activities undertaken by CSG in the foreign jurisdiction to secure enforceable rights to the intellectual property embedded in the Export Approved Product in such jurisdiction that is reasonably expected to exceed, in the aggregate, **** ******** ******* ($********); and

(D)Any foreign jurisdiction approved under this Section 2.4(b)(iii) will thereafter be deemed an Export Approved Country.

(iv)In the event that either Party receives notice of any claim or allegation by any Government that Customer has violated, in any material respect any Export Law, in connection with its activities under this Agreement, it will provide prompt written notice of such claim or allegation to the other Party.  In such event, and upon the written election of CSG, Customer will indemnify CSG for all losses, liability, fines, claims and expenses arising from Customer’s violation of the Export Laws, except to the extent such violation is related to CSG’s negligence or failure to comply with its obligations under this Agreement or applicable law.  Customer will further promptly cure such alleged violation and, to the extent not cured, diligently defend such claim.  In the event Customer reasonably determines that its violation cannot be cured through the exercise of its commercially reasonable efforts, it may terminate this Agreement, subject to Customer paying any applicable Termination Liability.

2.5Third Party Software.  Customer acknowledges that the Products may incorporate certain Third Party Software and documentation and that Customer’s rights and obligations with respect thereto are subject to any license terms that might accompany such Third Party Software. The fees and payment terms, if any, for such Third Party Software are set forth in Schedule F.  CSG makes no warranty and provides no indemnity (except as expressly set forth in Article 7) with respect to any Third Party Software.  Maintenance and support for Third Party Software, if any, are provided by the licensor of those products.  Although CSG may assist with front-line support of Third Party Software at its option, CSG offers no warranties with respect to such assistance and Customer must look solely to the third party licensor for warranty-related claims; provided that, to the extent assignable, CSG hereby assigns to Customer all warranty rights it may have with respect to Third Party Software and agrees to the extent applicable to cooperate reasonably and in good faith with Customer in the pursuit of warranty claims against Third Party Software providers; provided that in no event will CSG be required to violate the terms of its reseller arrangements with any Third Party Software vendor.  All

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Third Party Software and other technology necessary for use of the Products and Services are described in the Designated Environment.  Nothing herein will prevent Customer from purchasing such Third Party Software and technology directly from third parties.

2.6Third Party Licenses. CSG may provide Customer with Products and Services subject to patent or copyright licenses or sublicenses that third parties, including Ronald A. Katz Technology Licensing, L.P., have granted to CSG (“Third Party Licenses”).  Customer acknowledges that Customer receives no express or implied license or other rights under the Third Party Licenses other than the license to use the Products, Third Party Software and Services as provided by CSG in the Designated Environment the broadband cable industry.  Any modification of or addition to the Products, Third Party Software or Services or combination or use thereof with other software, hardware or services not made, suggested, provided, or approved in writing by CSG is not licensed under this Agreement, expressly or impliedly, and may subject Customer and any third party supplier or service provider to an infringement claim by a third party.  Neither Customer nor any third party will have any express or implied rights under the Third Party Licenses with respect to (i) any software, hardware or services not made, suggested, provided, or approved in writing by CSG or (ii) any product or service provided by Customer other than through the authorized use of the Products, Third Party Software or Services provided, or approved in writing, by CSG.

2.7Ownership.

(a)CSG Property.  All trademarks, service marks, patents, copyrights, trade secrets and other proprietary rights in or related to the Products, Third Party Software, or copies thereof (collectively the “Software Products”) are and will remain the exclusive property of CSG or its licensor(s) whether or not specifically recognized or perfected under applicable law.  Customer will not knowingly take any action that jeopardizes CSG’s or its licensor’s proprietary rights or acquire any right in the Software Products, except the limited use rights specified herein and other rights acquired directly from the owners of the Software Products Customer purchases directly from a third party provider as contemplated by Section 2.5.

(b)Customer Property.  All documents, data and files necessary to provide billing services to Customer’s subscribers which are provided to CSG hereunder by Customer, including the result of CSG’s processing of the foregoing, (“Customer Data”) are and shall remain Customer’s property, and upon request of Customer for any reason or deconversion of any Connected Subscriber, such Customer Data shall be returned to Customer by CSG provided that Customer will pay all unpaid charges for any deconverted Connected Subscriber.  Data to be returned to Customer includes: Subscriber Master File (including Work Orders, Converters and General Ledger), Computer-Produced Reports (reflecting activity during a period of ninety (90) days immediately prior to termination), House Master File, and any other related data or files held by CSG on behalf of Customer, all of which will be in its standard deconversion format (including available historical data) unless another format is reasonably requested by Customer.  Such data will be provided subject to CSG’s reasonable, standard fees for such deconversion services, or other mutually-agreed fees.  Customer Data will not be utilized by CSG for any purpose other than those purposes related to preparing, offering or rendering the Services to Customer under this Agreement.

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2.8Third Party Access.  CSG consents to the use of the Products and Services by Agents as described in this Article 2, provided that (i) Customer takes reasonably necessary precautions with such Agents to protect the intellectual property rights of CSG’s Software; (ii) such Agents’ use of the Services and Software is strictly in accordance with the limitations contained in this Agreement; and (iii) Customer is responsible for the acts or omissions of such Agents with respect to their use of the Software and, agrees to indemnify, defend and hold CSG harmless against any and all losses and/or damages incurred by CSG that arise directly from such Agents’ use of the Products or Services if (a) such losses or damages are not directly attributable to a breach by CSG of a representation or warranty under this Agreement, and (b) they are damages and/or losses for which Customer is not entitled to indemnification by CSG under this Agreement. In addition to the rights granted herein to Agents, and Customer with respect to Agents, Customer may request CSG to provide other third party access to its CSG system and CSG shall permit such third party access; provided, however, that the third party executes a separate software license, non-disclosure and confidentiality agreement, and/or third party access agreement with CSG which contains commercially reasonable and customary terms and conditions that are no more restrictive than those imposed upon Customer for related purposes.  Notwithstanding the foregoing, CSG may charge such third party set-up, implementation or related fees and costs associated with such third party access, at the rates provided in this Agreement and as amended.  The Parties acknowledge any Agent shall not be considered a third party beneficiary of this Agreement.

2.9Escrow.  CSG will ensure that Customer is a beneficiary to CSG’s Master Preferred Source Code Escrow Agreement attached hereto as Schedule M (“Source Code Agreement”) with the third party escrow agent Iron Mountain Intellectual Property Management, Inc., or its successor.  In the event that CSG (i) becomes subject to an Order for Relief under title 11, United States Code, takes other steps to liquidate its assets for the purposes of discontinuing its business, or becomes insolvent, or (ii) ceases to provide maintenance and support for a Product or to deliver Services or fails to deliver or provide maintenance and support for a functional equivalent of either the Product or Service, reasonably satisfactory to Customer and not offered at an additional fee; then, Customer may cause a release of the deposit materials related to the Products and Services (the “Deposit Materials”) sufficient to allow Customer, or a Customer authorized agent that has executed CSG’s nondisclosure agreement providing for the confidential treatment of the Deposit Materials, to maintain the Services for Customer’s cable systems. The Parties agree that Customer shall have the right to monitor the Deposit Materials to confirm that the information placed into escrow is usable for the purposes of this Agreement in accordance with the terms and conditions of the Source Code Agreement.

2.10Source Code License.  In the event of a release of the Deposit Materials as permitted by this Agreement, Customer shall automatically have, without any further action by Customer, a fully-paid, perpetual,  non-assignable license to possess and use the Products in source code form, and to make and use derivative works of the Products.  The Deposit Materials shall include a copy of (i) all software source code, source code comments and documentation, access-control mechanisms and information, and other intangible materials comprising or incorporated in the Products, as well as all instructions, notes, references, programs, and (ii) all testing, maintenance and support materials, including any lists of known defects, support databases, engineering documents, source control databases, test plans and automated test suites, required for Customer to prepare an object code or executable copy of each Product from the source code of such Product, via the procedures of assembly,

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compilation, linking and/or any other lawful and non-infringing procedure, without any additional assistance from CSG.  In the event that the Deposit Materials are incomplete or not provided timely, Customer shall have the right, in addition to any other remedies to which it may be entitled, to decompile or reverse engineer the Product and otherwise to reconstruct or discover any source code or underlying algorithms of the Products.  The right of Customer to possess and use the Deposit Materials for the Products shall be subject to all of the remaining terms and conditions of this Agreement.

2.11******** ***** and ******** ********.

(a)******** *****.  CSG will provide Customer with a ******** ****** ******* ********* (“****”) and a ******** ***** *****.  The **** will contain the *** ******* for ********** ******** ***** **** and the ******** ***** ***** (“***** *”) will ******* **** *** ******** ****.  Products and Services included in ***** * include and are limited to Communications Control System (“CCS®”), Advanced Customer Service Representative (“ACSR®”), CSG SmartLink® BOS (“SLBOS”), Event Notification Interface (“ENI”), Product Configurator - Billing Configuration Edition (“BCE”), Product Configurator - Enhanced Sales Edition (“ESE”), Product Configurator - Promotions, Advanced Convergent Platform (“ACP”) Voice, service order distribution interface (“SODI”), ACP Commercial, CSG Vantage®, CSG Precision eCare®, CSG Workforce Express® (“WFX”), Mass Change Platform (“MCP”) and interfaces from CSG Products and Services.  In order to ******** ***** *, Customer and CSG shall enter into a Statement of Work outlining necessary *********** **************, *********** **********, required CSG and Customer ****************, ********** ********, and the **** ** ***** ***** * shall be ********* *** *** ** ******** (“***** * ***”).  ***** * SOW must be completed prior to Customer being able to use ******** ********.

(b)******** ********. CSG agrees to provide Customer with the ability to ***** *********** of ******** ******** for up to ********** (**) **** after CSG’s ********* ******* ********** ***** (“******** ********”).  As a prior condition to ************** of ******** ********, Customer and CSG shall execute a Statement of Work outlining any *********** **************, *********** **********, required CSG and Customer **************** and the date on which ******** ******** will be available for consumption by Customer.

CSG and Customer agree that any ******** ******** shall be in in accordance with and subject to the following conditions:

(i)Customer shall provide written notice of the desire to exercise its ***** for a ******* ***** ****, and align with CSG as to the ******** ******, no less than ************ (**) **** prior to the ********* ********** ******* ****.  “******** ******” shall mean the timeframe from the ***** ******** of the ******* **** in the *** *********** until ******** ***** *** ******* **** into **********.

(ii)CSG reserves the right to review and approve support and maintenance system changes for **** ***** to production during the ******** ******.  Depending on the **** ***, CSG may need to apply the *** to the current production version that Customer has *** ** *******

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or ********* *** *** to the ***** ******* that Customer is ******* ** **********.  In the event CSG **** *** ******* the request to apply the *** to the ******* that ******** is ******* ** **********, CSG and Customer agree to follow the escalation process outlined in Exhibit H, section H.10, “Problem Escalation & Resolution” of the Agreement, to resolve the matter.

(iii)Customer shall implement the ******* ******* of the ********** **** (***** or ***** *******) into the ***** * ********** *********** within ********** (**) **** of the ********* ********** ******* ****.

(iv)******** ******** shall not be ******* or ********.

(v)***** * ********** *********** shall not be more than *** (*) ******* ****** the ******* ********* ******* **** ****.

(vi)***************** * or ***** ********** ****** will not be addressed during any ******** ****** in the ***** * environment. ********** ****** resolved during any ******** ****** will be applied to the ********* ********** **** **** to be *********** with ***** * ****** ******* into **********.  ***************** * or * ********** ****** found in ***** * during the applicable ******** ****** that ******* **** ******* will be performed on an ***** ** ***** basis for ************** in ***** *.  ******* ******* **** ****** ********** and **** *********** in the ********* ********** **** **** will also be applied to Customer’s ********** ************ prior to ******* and shall also be ********* to ********** **** the ****** ******* has been *********** in ***** *.

(vii)Incident Report (“IR”) support, which shall not include Technical Services ***** or ****** Consulting ***** provided in section 3.2, throughout the ******** ****** will be analyzed and handled by CSG on an individual time and materials basis (for purposes of this section 2.11 “****** Support *****”) for the standard rate of ****** Support ***** provided in Schedule F.  CSG agrees to make available on an ****** basis ** **** ** *** ***, *** ******** (*****) ****** Support ***** to be used to support ***** *.  Any unused hours may not be carried over into a subsequent year nor will Customer be entitled to any credit related to unused ****** Support *****.  CSG will make available to Customer a list of known defects and the associated timeframe for repairing the defect.

(viii)CSG and Customer agree that ******** **** ******** may require additional ****** Support *****.  Customer may request the detail of ****** Support ***** charged to understand the ***** billed to Customer.  CSG and Customer agree, prior to the enablement of ******** ******** and as a prior condition of Customer being able to request the ******** ******, Customer and CSG shall enter into a Statement of Work for the provision and payment of additional ****** Support ***** necessary to support ******** ********.  The Parties agree this is necessary in order for CSG to have appropriately trained staff available and in place to support a ******** ****** at Customer’s request.

(ix)The CSG standard ************** and ********** ******* for **** ******* ******** will be performed during the ***** * **************.

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(x)Customer agrees to provide CSG with written notice of any ***************** * ******, defined in the Agreement, applicable to the ***** * ********** ******* prior to ******* in **********.  In the event that Customer and CSG agree that a ***************** * ***** exists prior to ******* in the ***** * ********** ***********, CSG agrees not to ********* the **** into ********** until the ******** * ***** is resolved or reduced to a ******** * or * *****.  In the event that Customer and CSG do not mutually agree as to the ******** ***** or ********** of the *****, CSG and Customer agree to resolve the matter by following the process outlined in Exhibit H, section H.10, “Problem Escalation & Resolution,” of the Agreement. The obligations provided herein shall not be exclusive to any other provisions relating to the Parties for ***************** ****** resolution.

(xi)Shared third party products and vendor services, including but not limited to ****** ***, statements, financial institutions, electronic funds transfer (“EFT”), credit card, regulatory, or United States Postal Services are not eligible to be delayed and will require separate deployment of functionality, as necessary, in conjunction with regularly scheduled releases.

(xii)Customer shall be required to implement the ********* ********** **** **** into CTER (Customer's test environment) within ******** (**) **** of the published production release date.

2.12Cooperation Covenant.  Subject to the terms and conditions of this Agreement and as reasonably requested by Customer in writing (e-mail is sufficient from Customer’s Senior Vice President Billing Strategy and Operations) with sufficient detail and authorizations for CSG to meet the Customer request, *** ****** ****** to ********* with ******** **********, in **** *****, and in a ****** ******* to ****** in the *********** and ******* of the Products and Services with ********** ******* ******* ********** and ***** ***** ********** ******** by ******** for use in connection therewith.  Subject to the terms and conditions of this Agreement, in the event the foregoing requires a *********** ******** ****** to ****** **** **** ***, CSG to provide ************ *********** ** **** *********** ******** ******, or *** to **** **** *********** ******** ******, Customer will ********* **** and ****** CSG,  ********** and in **** *****, in requiring *** *********** ******** ****** to ********* ** **** ***** **** *** to execute a ************** *********, *** ***** ***** ****** or ******** *********, or any other ********* CSG in its **** ********** ***** is ************ ********** in connection with CSG’s provision of ********** to Customer as provided in this Section 2.12.  Such ****** ** **** or ************ *********** as described in this Section 2.12 provided by CSG to a *********** ******** ****** shall include, at a minimum, the **** and ************ *********** *** ******** to ******** in the ****** ****** of ********* Products and Services to Customer under this Agreement.

Article 3
SERVICES

3.1Recurring and Facilities Management Services.  Pursuant to the terms and conditions of the Agreement (including, but not limited to, the attached Schedules and Exhibits), and for the fees set forth in Schedule F, CSG agrees to provide to Customer, at Customer’s request, the

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Recurring Services set forth in Schedule C.  Customer may also receive CSG’s standard facilities management services for any Products where given services are offered by CSG and requested by Customer.

3.2Technical Services.  During the Term of this Agreement, CSG shall provide certain consulting, development and/or integration services (“Technical Services”) required by and described in one or more statements of work (each, a “Statement of Work”), which the Parties may mutually agree to in writing from time to time and which shall be substantially similar in form to Schedule D.  Customer will pay CSG any fee(s) set forth in a Statement of Work executed by both Parties, as well as any Reimbursable Expenses incurred in connection with the Technical Services performed by CSG, in accordance with the terms and conditions of this Agreement. CSG and Customer acknowledge that all Statements of Work shall form an integral part of this Agreement.  Notwithstanding the foregoing text of this section 3.2, at ** ********** ****** to ********, CSG shall provide Customer ***** *** ***** of Technical Services ********, which Customer may utilize for consulting, implementation, project management, training, and other mutually agreeable tasks (including development services, but not including any activity for which a specific fixed charge is identified in Schedule F of the Agreement, as amended, or any SOW, LOA or TSR) for use by Customer’s information technology and customer care department or, upon the approval of Customer’s Senior V.P. of Customer Care, any other Customer department (the “Technical Service Hours Credit”).  The charges for all Technical Services provided by CSG during the Term will first be applied against the Technical Service Hours Credit unless expressly agreed by Customer’s Senior Vice President of Customer Care pursuant to an applicable Statement of Work or other document as provided in this Agreement.

CSG shall make available and Customer agrees to use, on an ****** ***** per ******** ****, a pre-determined number of ***** as provided in Schedule F (“****** Consulting *****”) for the fees provided in Schedule F.  CSG’s Professional Services Group will be responsible for the provision of the ****** Consulting ***** and Customer’s use shall be documented in a duly executed Statement of Work between the Parties.  CSG and Customer agree the ****** Consulting *****, pursuant to a Statement of Work, can be used for consulting, custom solution development, implementation, project management, training and other mutually agreed tasks provided by CSG’s Professional Services Group.  ****** Consulting ***** shall not be used for development activities to CSG Products and Services, Print and Mail Services, the Technical Services described in the preceding paragraph, nor to support the Separate Cycle and Flexible Releases provided in section 2.11 of the Agreement.  CSG shall invoice Customer ******** at the ********* of the ******** **** and Customer agrees to pay, pursuant to section 5.2, “Invoices and Payment,” the fees provided in and pursuant to Schedule F (“Fees”) of the Agreement for the ****** Consulting ***** (“****** Consulting ***** Fees”).  The ****** Consulting ***** Fees identified in Schedule F of the Agreement are non-refundable and are a commitment by Customer for payment regardless of Customer’s use of the ****** Consulting *****.  Except as provided in Schedule F, Section VII entitled “Technical Services” under the table “****** Consulting *****,” any unused ****** Consulting ***** at the *** of a ******** **** shall be forfeited and shall not be carried over to the next ******** ****.  Any hours provided by CSG’s Professional Services Group used by Customer in excess of the then-current ****** Consulting ***** shall be paid at the rate set forth in Schedule F for ****** Consulting ***** pursuant to a mutually agreed upon Statement of Work.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

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3.3Location and Access.  CSG may perform the Technical Services at Customer’s premises, CSG’s premises or such other premises that Customer and CSG may deem appropriate.  Customer will permit CSG to have reasonable access to Customer’s premises, personnel and computer equipment for the purposes of performing the Technical Services and Implementation/Conversion Services at Customer’s premises.  All access described in this subsection 3.3 will be subject to Customer’s security procedures and standard access agreements, a copy of which is attached as Schedule L. Customer shall not request or require any CSG employee or Third Party Contractor to sign a version of Schedule L, any documentation or agreement, other than for routine access (e.g., signing in at the security desk and presenting government issued identification) to Customer’s facility or facilities, without first presenting to CSG’s Vice President of Professional Services or Vice President of the Strategic Business Unit.  In no event shall a CSG employee or Third Party Contractor be personally liable to Customer as a result of signing any Customer documentation or agreement.

3.4Change Order.  A Statement of Work may be amended from time to time upon agreement of the Parties and execution of a modification to the Statement of Work (“Change Order”).  Requests for a Change Order shall be made in writing to the other Party.  If CSG rejects a request from Customer for a Change Order, CSG shall proceed to fulfill its obligations under the Statement of Work.  CSG will not unreasonably withhold requests for Change Orders by Customer.

3.5Insurance. CSG will be responsible for obtaining and maintaining appropriate insurance coverage for its activities under Article 3 with a carrier or carriers selected by the CSG with an A.M. Best financial rating of at least A-, VIII and reasonably satisfactory to Customer.  Such insurance shall include, but not be limited to:

(a)Commercial General Liability Insurance: Covering CSG in performing activities under Article 3, including Product/Completed Operations and Contractual Liability insurance, in at least the amounts set forth below:

Bodily Injury/Property Damage Per Occurrence	$ *********
Personal and Advertising Injury	$ *********
General Aggregate	$ **********
Product/Completed Operation Aggregate	$ **********
Med Expense (any one person)	$ *****

(i)CSG may satisfy the limits above through a single primary policy or a combination of a primary and one or more excess policies so long as such excess policies meet the requirements of this section.

(ii)The policy shall name Charter as an additional insured under an additional insured endorsement form reasonably acceptable to Charter.

(iii)The policy shall provide standard contractual liability coverage.

(iv)The policy shall be primary to, and non-contributory with, any insurance or self-insurance maintained by Charter.

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(v)The policy shall provide a waiver of subrogation in favor of Charter.  CSG waives all rights against Charter to the extent of any damages covered by any commercial general liability policy obtained by CSG to satisfy this requirement.

(b)Automobile Liability Insurance: Covering any owned, scheduled autos, hired autos and non-owned autos used by CSG in performing the Work with a combined single limit of $********** per claim.

(i)CSG may satisfy the limits above through a single primary policy or a combination of a primary and one or more excess policies so long as such excess policies meet the requirements of this section.

(ii)The policy shall contain physical damage coverage, including collision and comprehensive coverage.

(iii)The policy shall name Charter as an additional insured under an additional insured endorsement form reasonably acceptable to Charter.

(iv)The policy shall provide a waiver of subrogation in favor of Charter.  CSG waives all rights against Charter to the extent of any damages covered by any automobile liability policy obtained by CSG to satisfy this requirement.

(c)Worker’s Compensation Insurance And Employer’s Liability Insurance:  The workers’ compensation policy shall provide limits of at least that amount necessary to satisfy the minimum statutory requirements of the workers’ compensation act of any applicable state.

(i)The employer’s liability policy shall provide minimum limits of $********* per occurrence for bodily injury, $********* per employee for bodily injury by disease, and $********* aggregate limit for bodily injury by disease.

(ii)If CSG, or any individual or entity on behalf of, or at the direction of, CSG uses an employee leasing firm or temporary labor company, CSG shall provide Charter with evidence of workers’ compensation and employer’s liability insurance with an alternate employer endorsement in favor of Charter and shall require such employee leasing firm or temporary labor company to maintain statutory levels of workers compensation coverage.

(iii)CSG waives all rights against Customer for recovery of damages to the extent these damages are covered by the workers’ compensation policy required herein (including damages covered under any employer’s liability coverage part).  The policy shall contain a waiver of subrogation provision precluding the insurer’s right to subrogate against the parties identified in this sub-paragraph, at least to the extent of this waiver.

(d)Professional Liability / Errors and Omissions / Cyber Liability Insurance: Professional Liability / Errors and Omissions / Cyber Liability Insurance with minimum limits of $********** in the aggregate, that provides coverage for CSG’s liability arising from for computer networks security breaches,  transmission of malicious code, theft or destruction of data, unauthorized access to private

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information, and errors or omissions in the provision of CSG Products and Services.  The policy shall not exclude notification costs or regulatory defense costs as elements of covered damages for which CSG is liable.

(e)The policy shall name Charter as an additional insured under an additional insured endorsement form reasonably acceptable to Charter.

(f)Additional Coverage Terms

(i)Notice of Cancellation: To the extent commercially available, all of the insurance policies shall provide that in the event that the policy should be canceled, such cancellation shall not be effective until ****** (**) **** after Charter has received written notice of such cancellation from the insurance company, and such ****** notice shall be noted on all insurance certificates.

(ii)Cancellation of Policy: In the event of any cancellation of any policy, Charter reserves the right to provide replacement insurance coverage in the same amounts, upon providing reasonable advance notice to CSG, to charge any premium expense therefor to CSG, and to deduct such cost from any amounts due or becoming due to CSG hereunder.  If CSG becomes uninsurable, Charter reserves the right to terminate this Agreement with the same effect as if CSG were in default of its obligations under this Agreement as provided in Section 6.1(c).

(iii)Insurance Coverage Condition of Work: CSG shall provide a Certificate of Insurance to Customer within *** (**) ******** **** of the Effective Date of this Agreement with all insurance requirements under this Section 3.5.

Evidence of Insurance: All copies of certificates of insurance submitted to Charter shall be in form and content acceptable to Charter, and in a form and content consistent with insurance industry standards.

3.6Prudent Use of Resources.  In the provision of all Services, CSG will seek to provide such services in a cost-effective manner and will advise Customer of different options for attaining any goal or development specified in this Agreement, including any proposed Statement of Work.  CSG will use commercially reasonable efforts to cooperate with Customer and to provide services in a timely manner and with minimal disruption to Customer’s operations.  In providing any Services, CSG shall be entitled to rely upon and act in accordance with any reasonable instructions, guidelines, data or information provided to CSG by the employees or Agents of Customer who have actual or apparent authority to provide such instructions, guidelines or information, and CSG shall not be subject to damages incurred by Customer or its Agents that result directly from CSG’s reasonable actions in doing so.  In addition, if an action is brought by a third party against CSG directly related to CSG’s reasonable reliance on any instructions, guidelines, data or information provided to CSG by the employees or Agents of Customer who have actual or apparent authority to provide such instructions, guidelines or information, and CSG was not in breach of this Agreement, Customer will defend CSG against such action at Customer’s expense and pay all damages (including punitive damages) awarded to any such third party.

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3.7Optional and Ancillary Services.  At Customer’s request, CSG shall provide optional and ancillary services, including but not limited to any described in Schedule F at CSG’s then-current prices, or as may otherwise be set forth in Schedule F, and where applicable on the terms and conditions set forth in separately executed Schedules to this Agreement.

3.8Intellectual Property.  All patents, copyrights, trade secrets or other proprietary rights in or to the work product that CSG may create for Customer, including, but not limited to, any ideas, concepts, inventions or techniques that CSG may use, conceive or first reduce to practice in connection with the Technical Services (“Deliverables”) are and will be the exclusive property of CSG, except as and to the extent otherwise specified in the applicable SOW.  During the term of this Agreement, Customer provides to CSG a non-exclusive right to use Customer’s Intellectual Property necessary to provide the Services; provided, that any use of Customer’s name and marks shall be consistent with Customer’s issued guidelines.  Customer shall have no proprietary interest in CSG’s billing and management information software and technology and agrees that, unless specifically set forth in an SOW, any Deliverable is a work specially ordered and commissioned for use as a contribution to a collective work and is not a work made for hire pursuant to United States copyright law, and in such case, Customer will have a perpetual, for the term of the Agreement, fully-paid right to use such Deliverable.  Nothing in this Agreement will require Customer to utilize any Deliverable in its systems.

3.9Addressable Interfaces.  With respect to any Technical Services related to addressable interface launches or processing changes described in Section II (Interfaces) of Schedule F (“Interface Projects”), the Parties shall comply with the procedures set forth in this Section 3.9.  Customer’s requests for Interface Projects shall be sent to CSG’s Strategic Business Unit in writing or via e-mail.  CSG shall send Customer an electronic technical services request, which shall be substantially in the form set forth in Exhibit E-1 (“Technical Services Request”).  The Technical Services Request shall include the CSG project number, billing system/principal, project description, estimated start/completion date, estimated costs, Customer’s project owner, CSG’s project owner, and any additional terms relevant to the project.  Prior to CSG’s commencement of such Technical Services, Customer shall return the Technical Services Request to CSG with Customer’s internal purchase order number.  All Technical Services related to Interface Projects shall be subject to the terms and conditions set forth in Exhibit E-2.  All Technical Services performed pursuant to a Technical Services Request and related to Interface Projects shall have an estimated cost no less than *** ******** dollars ($********) and no more than ****** **** ******** dollars ($*********).  In the event the estimated cost is less than *** ******** dollars ($********) such work shall be billed to Customer through CSG’s program request documentation.  In the event such estimated costs exceed ****** **** ******** dollars ($*********), such Technical Services shall be performed pursuant to a Statement of Work as described in Section 3.2 of this Agreement.  In addition, the Parties agree that any other Technical Services billed at an hourly rate or a contracted fixed rate may be performed pursuant to a Technical Services Request, provided the estimated fees for such Technical Services does not exceed *** ******** dollars ($*********).  Notwithstanding the above, the Parties may mutually agree to execute a Statement of Work rather than a Technical Services Request for any Technical Services described in this Section 3.9.

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3.10Discovery Support.

(a) CSG acknowledges and agrees that from time to time in the course of its business Customer may determine that it has a desire or obligation, or CSG has an obligation as a result of a third party subpoena for an action which Customer is a party in connection with disputes before or involving government agencies, courts, or other parties to litigation or arbitration proceedings, to preserve, code, collect, manage, and produce (“Obligations”) certain data that CSG maintains pursuant to this Agreement.  Subject to the terms of this Section 3.10, CSG agrees to exercise commercially reasonable efforts to effect, as reasonably instructed by Customer or as required by a third party subpoena which Customer is a party, compliance with such Obligations.

(b)Subject to Section 3.2, CSG may make reasonable charges for the time expended by its personnel in complying with any request of Customer under this section, not to exceed the amounts set forth under Schedule F for related development work, but ***** *** ********* ** *********** in ********** *********.  For purposes of clarification, CSG shall *** ** ******** to ************* or ******* of *** ****, ***** or ******** incurred by it to **** or ****** ***** ****** with respect to its obligations under this Section 3.10 or for any testimony provided by CSG as may be requested by Customer, including requests made by Customer in order for Customer to present evidence of the means and methods by which Customer exercised its Obligations  in any dispute or proceeding, whether such evidence is requested in connection with a Rule 30(b)(6) proceeding or  otherwise; provided, however, that such limitation will not abrogate or otherwise limit Customer’s indemnification obligations under this Agreement.  Notwithstanding, Customer shall be invoiced for the corresponding fees as set forth in Schedule F for the provision of data and information to which Customer already has access and the ability to retrieve itself through the normal course of its use of the Products and Services, but which CSG has researched, collected and provided in response to a Customer issued subpoena or Customer request.  Customer agrees that should its request require investment in hardware or software by CSG for discovery support, CSG shall provide estimates and costs of providing same and Customer agrees to pay for such costs in the event it requests CSG to proceed.

(c)Notwithstanding the foregoing, during the Term and at no additional charge to Customer, CSG shall provide Customer twenty (20) hours of such discovery support services per proceeding. In the event Customer uses or anticipates using more than twenty (20) hours of such support, requiring CSG investment in hardware or development work, such support shall be conducted pursuant to a mutually agreed upon SOW, and the fees provided in Schedule F under Discovery Support will apply to all support provided after the initial twenty (20) hours, which will be free of charge. For any invoice associated with the foregoing, CSG will provide supporting documentation consistent with supporting documentation provided with respect to technical services.

(d)Customer and CSG recognize that certain requests for data or other information may entail or require some level of utilization of copyrighted, patented, trade secret or other proprietary technology of CSG.  CSG consents to the use of such technology for such purposes and agrees to provide the requested information and/or discovery support necessary to retrieve the requested information, subject to additional fees, and Customer agrees, upon request of CSG to take all reasonable steps requested and available to protect the copyrighted, patented, secret or proprietary nature of such technology, which shall include but not be limited to subjecting the foregoing to

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protective order, requiring outside counsel or consultants to sign a non-disclosure agreement with CSG, but in any event it shall be in CSG’s reasonable discretion whether Customer is provided access to such technology.

(e)CSG further acknowledges that such requests may require the collection and production of data with respect to subscribers that have been divested by Customer and agrees to collect and produce such information with respect to the period during which such subscribers were Connected Subscribers; provided that CSG may withhold such information as it relates to the period after the date upon which any such divestiture is consummated unless and until CSG receives the approval of any acquiring entity to provide same (which approval will be deemed acceptable to CSG if the acquiring entity executes an Interim Agreement as provided in Schedule N).  Customer agrees to indemnify, defend and hold CSG harmless against any and all losses and/or damages incurred by CSG that arise directly from CSG’s provision of support services requested by Customer.

Article 4
MAINTENANCE AND SUPPORT

4.1Support Services.  Subject to payment by Customer of the fees set forth in Schedule F, and through the term of this Agreement as set forth in section 1.2, CSG will provide Customer its support and maintenance of the then-current version of each licensed Product (excluding any customization) and Services as described on Schedule H (“Support Services”), and each Party also agrees to comply with all other terms and conditions of Schedule H.  Included in the Support Services at the rates provided in Schedule F is support of the then-current version of the licensed Products via CSG’s Product Support Center, publication updates, and the fixes, updates, upgrades or new versions or any other major and minor enhancements of the Products or Documentation that CSG may make generally available to its customers (the “Updates”).

4.2Exclusions.  If Customer is not utilizing the Products in a Designated Environment or Customer has added third party applications, Customer shall be responsible for making all necessary modifications to such third party applications to ensure they function properly with the Updates. Custom software modifications are not included in Support Services as Updates, but are covered as Technical Services under Section 3.2.  The Support Services do not include (i) customization to any Product, or (ii) maintenance and support of any customization or any other Third Party Software.  The maintenance and support for Third Party Software is provided by the licensor of those products.  Although CSG may assist in this maintenance and support with front-line support, CSG will have no obligation to provide such maintenance and support with respect thereto and Customer must look solely to the licensor.

4.3Limitations.  CSG will not be required to (i) develop and release Updates except as required by the Support Services, including without limitation bug fixes, (ii) customize Updates to satisfy Customer’s particular requests, or (iii) obtain updates or enhancements to any Third Party Product.  If an Update replaces a prior version of the CSG Software, Customer will destroy such prior version within thirty (30) days of installing the Update, except that it may retain one copy for archival purposes.

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4.4Training.  CSG shall provide initial training and education services with respect to the operation of the Products and Services for the fees set forth in Schedule F or as part of the Technical Service Hours Credit.  CSG may provide additional training and education Services to Customer upon request from time to time at an additional cost as identified in Schedule F or as agreed upon in a Statement of Work or as part of the Technical Service Hours Credit. Customer will have the right to make an unlimited number of copies of the class materials and user items described in Schedule G for purpose of training across Customer’s enterprise, including, without limitation, Customer’s third-party vendors that subject to confidentiality obligations at least as protective to CSG as those provided in this Agreement.

Article 5
PAYMENT TERMS

5.1Fees and Expenses.  CSG will provide the Products and Services for the fees set forth in Schedule F, other Schedules hereto or an applicable Statement of Work.  Customer shall also reimburse CSG for reasonable, out‑of‑pocket expenses (“Reimbursable Expenses”), without markup, including travel and travel‑related expenses, which are incurred by CSG for travel approved by Customer in connection with CSG’s performance hereunder.

5.2Invoices and Payment.  Customer shall pay undisputed, unpaid amounts due hereunder within ********** (**) **** after the date of invoice.  Any amount not paid within ***** (**) **** after the date of invoice shall thereafter bear interest until paid at a rate equal to the lesser of *** percent (*%) per month, not compounded, and the maximum rate allowed by applicable law.  Customer shall pay all amounts due in United States currency.  For an invoice (including parts of an invoice) to be considered “disputed”: (a) Customer will notify CSG in writing (including by email) to the attention of a member of the CSG billing department, and (b) such dispute must be in good faith.  Neither, Customer’s failure to dispute the accuracy of any invoice within ********** (**) **** of the invoice date, nor Customer’s payment of any invoice, shall be deemed to constitute Customer’s agreement to the accuracy of the amounts charged therein.

5.3Adjustment to Fees.  Effective ******* 1 of each year of the Term, all fees included in this Agreement, except Materials as defined below, shall be increased ******** by the ****** of (x) ****** percent (**%) of an amount equal to the ******* ******* of the ******** ****** (**) ******, prior to CSG’s notice, of the published (“CPI”) Consumers Price Index, All Urban Consumers, All Items, U.S. City Average 1982-1984, published by the U.S. Department of Labor or any successor index (“****** Adjustment to Fees”) or (y) ***** percent (*%).  The ****** Adjustment to Fees shall be communicated to Customer no later than ******** 1 of the preceding year, provided, however, that the failure to provide timely notice of the ****** Adjustment to Fees will not relieve Customer of the ****** Adjustment to Fees, except that such ****** Adjustment to Fees will be effective prospectively from the later of ******* 1 or the actual date that such notice is provided.  CSG may modify the fees payable by Customer for paper and envelopes (“Materials”) at any time equal to ********** ********* to ********* ***** that may be ****** ***** to *** from its ********* *******.  For avoidance of doubt, such fees payable by Customer for ********* shall *** ** ******* to *** ***** ********** under this section 5.3 ***** than ********* ************ to ***** ******* of the ********* as described herein.  In addition, CSG agrees to

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**** ******* to ******** the ****** of *** ********** ******** in ********* ***** that may be ******** to *** **** its ******** *******.  Customer will be notified in writing (e-mail shall suffice) of any ********* ***** ********* or ********* no less than ****** (**) **** prior to the application of such change. CSG will provide to Customer, no later than the last day of ******** of each year during the Term, a ***** **** ********** the ************ ***** for **** ******* and ******* included in Schedule F.  However, the prices described in Schedule F, as adjusted in accordance with this Section 5.3 and reflected on the Annual Adjustment to Fees, shall govern in the event of a discrepancy in the ***** **** and any of the foregoing. If CSG or Customer determines that it has any inquiries or problems or believes there are errors or discrepancies with respect to any amounts identified in the ***** ****, either party shall notify the other party (e-mail shall suffice) and the parties shall discuss such discrepancy and come to resolution within ****** (**) **** of the date of such discrepancy notice.

5.4Taxes.  All amounts payable by Customer to CSG under this Agreement do not include any applicable use, sales, or other taxes that may be assessable in connection with this Agreement.  Customer will pay any such taxes in addition to the amount due and payable.  If CSG pays any such taxes, it will separately identify such amount on the applicable invoice; however in the event CSG does not provide the tax on the applicable invoice it may provide the tax on a subsequent invoice without violating this section.  If Customer pays any such tax directly to the appropriate taxing authority, Customer shall furnish CSG with the official receipt of such payment.  Customer shall not, however, be liable for any taxes based on CSG’s net income.  Notwithstanding the foregoing, Customer shall not be required to reimburse CSG for (a) any tax penalties assessed as a result of CSG’s failure to timely pay any tax, (b) any taxes invoiced by CSG more than ***** (**)  **** after the date such taxes were paid, or (c) any taxes not paid by CSG within *** ******* ****** (***)  **** after CSG first had knowledge that such taxes were due and owing, except to the extent that Customer agrees to any nonpayment or delayed payment of such taxes.

5.5Delivery.  In the event CSG provides Products through delivery of physical media CSG will ship or deliver the Products (FOB shipping point) and any CSG-provided Third Party Software from its distribution center, subject to delays beyond CSG’s control.  The Parties will mutually determine the method of shipment via tape or by electronic file transfer for Customer’s account.  Customer’s license to the Products commences as set forth in Section 2.2.  Upon timely notice by Customer to CSG, CSG will promptly replace, at CSG’s expense, any Products that are lost or damaged while en route to Customer.  CSG will use commercially reasonable efforts to deliver all software to Customer via Internet or other remote delivery and will not ship software media unless agreed to by the Parties.

5.6Set-Off.  Notwithstanding anything to the contrary set forth in this Agreement, the Parties agree that any and all undisputed payments, damages or liabilities due and payable by Customer to CSG under this Agreement are subject to set-off by Customer against any undisputed payments, damages or liabilities due and payable by CSG to Customer under this Agreement.  The Parties further agree that any and all undisputed payments, damages or liabilities due and payable by CSG to Customer under this Agreement are subject to set-off by CSG against any undisputed payments, damages or liabilities due and payable by Customer to CSG under this Agreement.  Any set off

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permitted by this Section 5.6 shall have a reasonable basis and include references, explaining the reasons for the set off.

5.7Equipment Purchase.

(a)Customer is fully responsible for obtaining and installing all computer hardware, software, peripherals and necessary communications facilities, including, but not limited to servers, power supply, workstations, printers, concentrators, communications equipment and routers (“Required Equipment”) that are necessary at Customer’s place of business in order for Customer to utilize the Services and the Products.  Customer shall bear responsibility for the Required Equipment, including, but not limited to, the costs of procuring, installing, operating and maintaining such Required Equipment.  At Customer’s request and subject to the terms and conditions of a Statement of Work, CSG will consult with, assist and advise Customer regarding Customer’s discharge of its responsibilities with respect to the Required Equipment, and Customer may purchase from CSG any Required Equipment on terms and conditions set forth in a separately executed purchase agreement.

(b)If necessary for Customer to receive the Products and/or Services, Customer may purchase from CSG a data communications line from CSG’s data processing center to each of Customer’s system sites receiving Products and/or Services (“System Sites”), as appropriate.  Customer shall pay all fees and charges in connection with the installation and use of and peripheral equipment related to the data communications line in accordance with the fees set forth in Schedule F.

Article 6
TERMINATION

6.1Termination.  This Agreement or any one or more of the Statement(s) of Work or attached Schedules may be terminated as stated below.

(a)If Customer or any of Customer’s employees or consultants breach any material term or condition of this Agreement involving the license of a Product, and such breach remains uncured for a period of ******* (**) ******** **** after written notice by CSG to Customer, CSG may, at CSG’s option, terminate this Agreement in its entirety or only as it pertains to the affected Product, Deliverable or Service, upon written notice to Customer, and without judicial or administrative resolution.  Notwithstanding the foregoing, if a breach as specified in this Section 6.1(a) is incapable of cure within the ******* (**) ******** *** period, CSG may terminate this Agreement immediately ****** ******** *** *********** **** ** ** ****** ************ ********** ******* ** **** **** ******.

(b)If Customer fails to pay when due any undisputed, invoiced amounts due hereunder within ****** (**) **** of receiving written notice of failure to pay in accordance with the terms of this Agreement, CSG may, at CSG’s option, terminate this Agreement in its entirety, or only as it pertains to the affected Product, Deliverable or Service, upon prior written notice to Customer, effective as of the date specified in such notice of termination.

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(c)If either Party fails to substantially comply with a material obligation hereunder other than those identified in Subsections 6.1(a) and 6.1(b) above, or repeatedly fails to substantially comply with any other obligation(s) hereunder which failures, taken as a whole, constitute a material breach, and fails to cure such breach within ****** (**) **** (except for CSG’s obligations in the following Sections, for which the cure period will be ******* (**) ****: return of Customer Data as provided in Section 6.2 and transition services for deconversion as provided in Section 6.2) after receiving written notice specifying the breach or, for those breaches which ****** ********** ** ***** ****** *** ********** **** ******, ***** ** ******** ****** such ****** *********** and ***** ** **** **** ****** ****** * ********** ****** ** **** (in light of the circumstances under which such breach occurred), the non-breaching Party may, by giving written notice, terminate this Agreement in its entirety or as it pertains to the affected Product, Deliverable or Service as of a date specified in such notice of termination.  The parties agree and acknowledge that the determination of whether any breach or obligation is “material” for purposes of this Section 6.1(c) cannot be known or determined as of the date of this Agreement.  Consequently, no dollar or other quantitative threshold or amount of agreed liquidated damages under this Agreement may be used as a basis for determining whether any breach or obligation is “material” for such purposes.  If Customer terminates this Agreement pursuant to this Section 6.1(c), it shall not be subject to *********** *********.

(d)If either Party becomes subject to an Order for Relief under title 11, United States Code, or makes an assignment for the benefit of all or substantially all of its creditors, or enters into an agreement for the composition, extension or readjustment of all or substantially all of its obligations, seeks reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition, or other relief with respect to it or its debts, or does not, becomes unable to, or admits in writing that it cannot pay its debts as they become due and payable, then the other Party may, by giving written notice thereof to such Party, terminate this Agreement as of the date specified in such notice of termination.  If Customer terminates this Agreement pursuant to this Section 6.1(d), it shall not be subject to Termination Liability.

(e)Customer may terminate this Agreement on six (6) months’ notice, if at any time (i) CSG processes fewer than ****** ******* (**********) ******** ******** (******** ******** shall be determined as provided in CSG’s 10-K which as of December 31, 2016, was ***** ******* (**********) customer accounts), and (ii) CSG’s development of the Products and Services fails to meet material industry milestones related to North American cable and direct broadcast satellite communications industries (including FCC mandates and other federal regulatory requirements) or a majority of such development activities are intended to serve an industry vertical other than the North American cable and direct broadcast satellite communications industries, subject to ************* ** ******** of ***** percent (**%) of the ********** ********* ******* ******** **** ** ******** under this Agreement.

(f)Customer may terminate this Agreement in accordance with Section 7.2 or 8.2.  If Customer terminates this Agreement pursuant to this Section 6.1(f), it shall not be subject to *********** *********.

(g)Either Party may terminate this Agreement in accordance with Section 12.7.

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In the event of termination or expiration of this Agreement, this Agreement (other than Customer’s conversion, and exclusivity obligations) shall remain in full force and effect until the last Connected Subscriber is deconverted.  Upon the deconversion of all Connected Subscribers, all rights granted to Customer under this Agreement (or the relevant rights applicable to a portion of the Agreement) with respect to the terminated Products, Deliverables and Services will cease, and Customer will promptly (i) purge all terminated Software from the Designated Environment and all of Customer’s other computer systems, storage media and other files; (ii) destroy the Product(s) and all copies thereof; (iii) deliver to CSG an affidavit which certifies that Customer has complied with these termination obligations; and (iv) pay to CSG all undisputed fees that are due, invoiced, and unpaid pursuant to this Agreement.  Notwithstanding the foregoing, Customer may retain one copy of the Software, Products and Deliverables with its legal counsel solely to provide a record of such Software for archival purposes.

6.2Transition Assistance.  Provided that Customer has paid CSG any and all then-owed undisputed, invoiced, and unpaid fees and expenses due hereunder as of the date of termination, expiration or transfer (as applicable), upon (a) expiration or earlier termination of this Agreement by either Party for any reason, or (b) Customer’s transfer of Connected Subscribers to a third party, CSG will promptly provide Customer with all deconversion or transition assistance (as the case may be) reasonably requested by Customer (including for example Customer Data, continued billing services, products and support, if requested) for up to *** (*) ****** (or ****** (**) ******, in the case of termination by Customer under Section 6.1(c), (d), (e), or (f)) from the date of such expiration, termination, or transfer (“Transition Assistance Period”).  Without limiting the post-termination support obligation during the Transition Assistance Period described in the preceding sentence, Customer may request transition assistance within *** (*) ****** prior to the scheduled termination of this Agreement or any other date upon which the termination of this Agreement is reasonably expected to occur, whether or not one of the conditions described in clauses (a) or (b) above has occurred, and CSG will provide such transition assistance in accordance with this Section.  All transition assistance will be provided to Customer at the applicable rates in Schedule F, however, CSG shall use commercially reasonable efforts to factor in economies of scale to its fees for high volume deconversion projects.  The Parties further agree that if Customer terminates this Agreement pursuant to Sections 6.1(c), (d), (e) or (f) or if CSG terminates this Agreement other than pursuant to Section 6.1(a), (b), (c) or (d), CSG shall provide its standard deconversion and transition assistance ** ** ****** ** ******** in order to achieve an orderly transition to such vendor.  Such deconversion and transition assistance shall include: (a) the right to receive up to ***** (*) **** of the ******** ****** **** **** during the deconversion process and the ***** (**) *** period thereafter; and (b) ********* ****** to a subject matter expert to answer Customer’s questions for **** (*) ****, which need not be consecutive, during normal business hours (8:00 am – 5:00 pm Central).  In all cases, CSG will provide all Customer Data in CSG’s possession in its standard deconversion format (including available historical data) unless another format is reasonably requested by Customer subject to reasonable additional fees. Without limiting the foregoing, the Parties agree that CSG will prepare and provide to Customer deconversion files upon the request of Customer; provided, however, that CSG may hold any deconversion files requested by Customer for any purpose other than a deconversion in accordance with this Agreement for a period of up to **** (*) **** after the effective cutoff date of such deconversion files.  Customer shall not receive a second set of deconversion files for the same set of system principals, which set of deconversion files will reasonably enable Customer to deconvert

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to another billing provider, until either (x) Customer has paid the Basic Services Charge with respect to the Minimum Commitment or (y) this Agreement has expired or been terminated (or a termination notice has been served), and Customer has fulfilled its obligations to pay any applicable Termination Liability.

6.3Delivery of Items.  Upon the expiration or termination of this Agreement for any reason, Customer will pay CSG pursuant to the terms of this Agreement the undisputed fees and Reimbursable Expenses that are due, invoiced and unpaid for the Technical Services and Deliverables that CSG has performed.  At any time (upon request by the disclosing Party) the receiving Party will, deliver to the disclosing Party all notebooks, documentation and other items that contain, in whole or in part, any disclosing Party Confidential Information used in performance of the Technical Services.

6.4Discontinuance Fee

(a)  Non-Print and Mail Processing.  The Parties have mutually agreed upon the fees for non-Print and Mail Products and Services provided hereunder based upon certain assumed volumes of business activity, and the Term of this Agreement.  Customer understands that without the certainty of revenue promised by the commitments set forth in this Agreement, CSG would have been unwilling to provide the Products and Services in accordance with the terms set forth herein.  Because of the difficulty in ascertaining CSG’s actual damages for a termination of this Agreement by Customer without cause or other breach of this Agreement by Customer resulting in termination of this Agreement by CSG, Customer agrees that, upon termination of this Agreement in its entirety for reasons other than by a Party pursuant to section **** or by Customer pursuant to section ***(*), (*), (*) or (*), in addition to all other amounts then due and owing to CSG for Products and Services previously rendered, Customer will pay to CSG (as a liquidated damage and not as a penalty) an amount equal to (i) the ***** ******** ****** (“***”) ********** by (ii) the *********** ******* ** *** ******* ********** (the “Termination Discontinuance Fee (Processing)”).  Customer agrees that such amount is a reasonable estimation of the actual damages which CSG would suffer if CSG were to fail to receive the business contemplated in this Agreement. The Parties agree that, excluding any other undisputed amounts due and owing to CSG at the time of such breach, the liquidated damages for non-Print and Mail Products and Services set forth in this section 6.4 shall be available to CSG only as set forth expressly in this subsection (a) to section 6.4, and such liquidated damages shall be CSG’s sole and exclusive remedy at law or equity for termination of this Agreement prior to the Term.

(b)  Print and Mail.  The Parties have mutually agreed upon the fees for Print and Mail Services provided hereunder based upon certain assumed volumes of business activity, exclusivity restrictions and the Term of this Agreement.  Customer understands that without the certainty of revenue promised by the commitments set forth in this Agreement, CSG would have been unwilling to provide the Print and Mail Services in accordance with the terms set forth herein.  Because of the difficulty in ascertaining CSG’s actual damages for a termination of this Agreement by Customer without cause or other breach of this Agreement by Customer resulting in termination of this Agreement by CSG, Customer agrees that, upon termination of this Agreement in its entirety for reasons other than by a Party pursuant to section **** or by Customer pursuant to section ***(*), (*), (*) or (*), in addition to all other amounts then due and owing to CSG for Print and Mail Services previously rendered,

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Customer will pay to CSG (as a liquidated damage and not as a penalty) an amount equal to (i) ********** ******* ******* ***** ******** **** ****** during the *** (*) ****** *********** ********* the *********** **** ********** by (ii) the *** of the t*********** ***** ******** **** ********* ********** **** provided in Schedule F **** the ********** ***** ********** **** provided in Schedule F ********** by (iii) the ********* ****** in the Term of the Agreement (the “Termination Discontinuance Fee (Print and Mail)”).  Customer agrees that such amount is a reasonable estimation of the actual damages which CSG would suffer if CSG were to fail to receive the business contemplated in this Agreement.  The Parties agree that, excluding any other undisputed amounts due and owing to CSG at the time of such breach, the liquidated damages for Print and Mail Services set forth in this section 6.4 shall be available to CSG only as set forth expressly in this subsection (b) to section 6.4, and such liquidated damages shall be CSG’s sole and exclusive remedy at law or equity for termination of this Agreement prior to the Term.

Article 7
INDEMNITY

7.1CSG Indemnity.

(a)If an action is brought by a third party, excluding Affiliates as defined in Schedule A, against Customer arising from or directly related to (i) a claim that the Products or Services infringe or misappropriate a copyright, trademark, trade secret, patent or other intellectual property right, or (ii) any alleged negligent act or omission or failure to comply with applicable law by CSG or its employees, agents or representatives, CSG will defend and indemnify Customer at CSG’s expense and pay all damages (including punitive damages) awarded against and reasonable costs incurred by Customer in the action to the extent the same arise from such negligent act or omission or failure to comply with applicable law.

(b)The obligations in Section 7.1(a) shall apply if (i) Customer notifies CSG promptly that a legal action has been commenced unless a delay in notification has not materially prejudiced CSG; (ii) Customer permits CSG to have sole control over the defense of the claim and any negotiation for its settlement or compromise (provided that no settlement that adversely affecting Customer will be entered into without Customer’s written consent); and (iii) Customer reasonably cooperates with CSG at CSG’s expense in defending such claim.  Customer may engage its own counsel to assist in its defense at Customer’s sole expense; provided, however, that CSG will indemnify Customer for all reasonable fees and expenses of counsel incurred by Customer as a result of CSG’s failure to promptly assume its obligation to defend Customer under this Agreement.

7.2Opportunity to Cure.  If a claim described in Section 7.1 may be or has been asserted, Customer will permit CSG, at CSG’s option and expense, to (i) procure the right to continue using the Product, (ii) replace or modify the Product or Service to eliminate the infringement while providing functionally equivalent performance, or (iii) if after a good faith effort, CSG determines that (i) and (ii) are commercially impracticable, accept the return of the Product or Service and refund to Customer the amount of the fees actually paid to CSG and allocable for such Product or Service.  If CSG cannot fulfill its obligations specified in (i) or (ii) within ****** (**) **** of Customer’s request for indemnification, Customer may terminate this Agreement with no further obligation or liability if the

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unusable Product or Service is material to Customer’s business operations.  Customer may also terminate this Agreement upon notice, if an injunction is granted which prohibits Customer from using a Product or Service, or a portion thereof that is material to its business operations, and such injunction is not lifted within ******* (**) ******** ****.

7.3Limitation.  CSG shall have no Indemnification Obligation to Customer to the extent that the infringement claim results from (i) a correction or modification of the Product not provided or authorized in writing by CSG, (ii) the failure to promptly install an Update provided by CSG or (iii) the combination of the Product with other items not provided,  suggested, or authorized in writing, by CSG.  THE REMEDIES SET FORTH IN SECTIONS 7.1 AND 7.2 ARE CUSTOMER’S SOLE AND EXCLUSIVE REMEDY FOR ANY THIRD PARTY INFRINGEMENT CLAIM RELATED TO THE PRODUCTS AND SERVICES.

7.4Customer Indemnity.  In addition to Customer’s indemnity obligations in Sections 2.4(b), 2.8, 3.6 and 3.10 if an action is brought against CSG claiming that Customer’s Intellectual Property infringes a copyright, trademark, trade secret or patent, Customer will defend CSG at Customer’s expense and pay all damages (including punitive damages) awarded against and reasonable costs incurred by CSG in the infringement action, but only if (i) CSG notifies Customer promptly upon learning that a legal action has been commenced, (ii) CSG permits Customer to have sole control over the defense of the claim and any negotiation for its settlement or compromise (provided that no settlement that adversely affects CSG will be entered into without CSG’s written consent), and (iii) CSG reasonably cooperates with Customer at Customer’s expense in defending such claim. CSG may engage its own counsel to assist in its defense at CSG’s sole expense; provided, however, that Customer will indemnify CSG for all reasonable fees and expenses of counsel incurred by CSG as a result of Customer’s failure to promptly assume its obligation to defend CSG under this Agreement.  Customer shall have no Indemnification Obligation to CSG to the extent that the infringement claim results from a correction or modification not provided by Customer.  THE REMEDIES SET FORTH IN THIS SECTION 7.4 ARE CSG’S SOLE AND EXCLUSIVE REMEDY FOR AN INFRINGEMENT CLAIM BASED ON, OR RELATED TO, CUSTOMER’S INTELLECTUAL PROPERTY.

Article 8
REPRESENTATIONS AND WARRANTIES

8.1Limited Warranty.  Except for Third Party Software, CSG represents and warrants that for a period of ****** (**) ****, after the date of delivery (“Warranty Period”) the Products, and any Deliverables provided by CSG do, and will (i) conform to CSG’s published specifications in effect on the date of delivery or the specifications set forth in the applicable Statement of Work, and (ii) perform in a Designated Environment substantially as described in the accompanying Documentation. CSG also warrants that it will perform all Services in a professional and workmanlike manner.  Any Third Party Software provided by CSG under Section 2.5 shall be provided AS IS.  Nothing contained in this Section 8.1 shall limit CSG’s obligations to provide support, maintenance and service pursuant to the remaining provisions of this Agreement.

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8.2Remedies.  In case of breach of warranty or any other duty related to the quality of the Products or Deliverables, CSG or its representative will correct or replace any defective Product or Deliverable within ****** (**) **** or, if not practicable, CSG will accept the return of the defective Product or Deliverable and refund to Customer (i) the amount actually paid to CSG allocable to the defective Product or Deliverable, and (ii) a pro rata share of the maintenance fees that Customer actually paid to CSG for the period that such Product or Deliverable was not usable. Notwithstanding the foregoing, if the returned Product or Deliverable is material to the Products or Services, then Customer may terminate this Agreement with no further obligation or liability including Termination Liability.  In case of breach of warranty related to the Services, CSG shall re-perform such defective Services at no charge using commercially reasonable efforts.  Except as expressly provided in Schedule H, Customer acknowledges that this Section 8.2 sets forth Customer’s sole and exclusive remedy, and CSG’s exclusive liability, for any breach of warranty related to the quality of the Products, Deliverables or Services.

8.3Exclusion of Certain Warranties.  EXCEPT FOR THE WARRANTIES, CONDITIONS, REPRESENTATIONS, AND GUARANTEES EXPRESSLY PROVIDED IN THIS AGREEMENT, ALL WARRANTIES, CONDITIONS, REPRESENTATIONS, AND GUARANTEES WITH RESPECT TO THE PRODUCTS, DELIVERABLES, ANY THIRD PARTY SOFTWARE, AND THE SERVICES, WHETHER EXPRESS OR IMPLIED, ARISING BY LAW, CUSTOM, PRIOR ORAL OR WRITTEN STATEMENTS BY CSG, ITS AGENTS OR OTHERWISE (INCLUDING, BUT NOT LIMITED, TO ANY WARRANTY OF MERCHANTABILITY, SATISFACTION, OR FITNESS FOR PARTICULAR PURPOSE) ARE OVERRIDDEN, EXCLUDED AND DISCLAIMED BY THIS AGREEMENT.

8.4General Representations and Warranties.

(a)Representations and Warranties of CSG.  CSG represents and warrants to Customer that:

(i)it is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware;

(ii)it is duly qualified to do business and is in good standing in every jurisdiction in which such qualification is required for purposes of this Agreement, except where the failure to be so qualified, in the aggregate, would not reasonably be expected to adversely affect its ability to perform its obligations under this Agreement;

(iii) it has the full right, corporate power and authority to enter into this Agreement and to perform its obligations hereunder;

(iv)the execution of this Agreement by the individuals whose signature is set forth at the end of this Agreement, and the delivery of this Agreement by CSG, have been duly authorized by all necessary  action on the part of CSG;

(v)the execution, delivery and performance of this Agreement by CSG will not violate, conflict with, require consent under or result in any breach or default under (1) any of CSG’s

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organizational documents (including its certificate of incorporation and by-laws), (2) any applicable law or (3) with or without notice or lapse of time or both, the provisions of any material contract or agreement to which CSG is a party or to which any of its material assets are bound; except, in each case, to the extent any such violation, conflict, breach, or default will not have a material adverse effect on CSG’s execution of or performance under this Agreement; and

(vi)this Agreement has been executed and delivered by CSG and (assuming due authorization, execution and delivery in the normal course of business) constitutes the legal, valid and binding obligation of CSG, enforceable against CSG in accordance with its terms, except in each case to the extent that such enforcement may be subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws of general application affecting the rights and remedies of creditors or secured parties.

(b)Representations and Warranties of Charter.  Charter represents and warrants to CSG that:

(i)it is duly organized, validly existing and in good standing under the laws of its state of formation or incorporation;

(ii)it is duly qualified to do business and is in good standing in every jurisdiction in which such licensing and qualification is required for purposes of this Agreement, except where the failure to be so qualified, in the aggregate, would not reasonably be expected to adversely affect its ability to perform its obligations under this Agreement;

(iii)it has the full right, corporate power and authority to enter into this Agreement and to perform its obligations hereunder;

(iv)the execution of this Agreement by Charter and by the individual whose signature is set forth at the end of this Agreement, and the delivery of this Agreement, have been duly authorized by all necessary corporate action on the part of Customer;

(v)the execution and delivery of this Agreement by Charter, and the performance of this Agreement by Customer, will not violate, conflict with, require consent under or result in any breach or default under (1) any of Customer's organizational documents (2) any applicable law or (3) with or without notice or lapse of time or both, any of the provisions of any contract or agreement to which Customer is a party or to which any of its material assets are bound; except, in each case, to the extent any such violation, conflict, breach, or default will not have a material adverse effect on Charter’s execution of or performance under this Agreement; and

(vi)this Agreement has been executed and delivered and (assuming due authorization, execution and delivery in the normal course of business) constitutes the legal, valid and binding obligation of Customer, enforceable against Customer in accordance with its terms, except in each case to the extent that such enforcement may be subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws of general application affecting the rights and remedies of creditors or secured parties.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

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Article 9
LIMITATION OF REMEDIES AND DAMAGES

9.1Protection of Data and Property.  Backup and recovery plans or backup and recovery software is not included with the Products that are located at Customer’s site(s). Any Customer documents, data and files located at Customer’s site(s) are and shall remain Customer’s property; and therefore, Customer is solely responsible for its own backup and recovery plan(s) for its data stored within the Designated Environment or utilized within such Products.

9.2No Consequential Damages/Limitation of Liability.

(a)Except for the Parties’ ************ *************** *********** and *************** *********** (excluding a ******** ****** *****), under no circumstances will either party be liable to the other party for any consequential, indirect, special, punitive or incidental damages or lost profits, whether foreseeable or unforeseeable, based on claims or those of its customers, arising out of breach or failure of express or implied warranty, breach of contract, misrepresentation, negligence, strict liability in tort or otherwise.    For purposes of this Section 9.2, a ******** ****** ***** shall mean the ************ ********** or ************ ****** to ******* ******** *********** or ******* ** ******** ******* as a result of ***** ********* of the terms provided in ******* **** ********** ************ with ******* ** ******* ******** ***********, **** **** ********, **** **** ****** ******** or **** ******* and ******** *******.

(b)Except for ******* ********, the Parties’ ************ *************** ***********, any ****** of the ******* ************ provided in ******* ***, ********** **** *** and *****, and the ******** described in ******** *, in no event will the aggregate liability that either Party incurs to the other Party in any action or proceeding exceed the amounts ******** **** ** ******* by ******** under the Consolidated Agreements and the Agreement **** *** **** ****** ****** (**) ******* ****** preceding the claim (excluding any ******* ****, ******* or **** ******** of ******** hereunder for *********** ********* and any ******* **** in ******* of **** ****** prior to such ****** (**) ***** period “Liability Limit”)).  CSG and Customer agree ******** ****** ***** *********** ******** of ********** *************, **** ****** ******* and *** (*) **** of ****** ********** shall be direct damages, not subject to the limitations set forth in subsection (a), but rather subject to the terms of this subsection (b).

(c)The existence of one or more separate events resulting in liability under this Article 9 or Article 10 shall not enlarge the foregoing limitation of liability, provided that in the event of a claim or claims triggering the *************** *********** hereunder for cumulative liability that exceeds ************ percent (**%) of Liability Limit permitted under Section 9.2(b) (the “***** *******”), such Liability Limit for ********** ****** shall thereafter ** ***** ** ******** (***) of its *********** ******** ****** and ****** ***** ***** **** *** ***** ** ********* **** ********* **** ******* ****** ** *** ***** within ***** (**) **** after both Parties have knowledge of the occurrence of the ***** *******, with

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no *********** ********* and subject to ********** ***** ** ********** ********** in accordance with Section 6.2.

(d)The aforementioned exclusions and limitations of damages shall be independent of, and shall survive, any failure of the essential purpose of any warranty or limited remedy stated herein, and shall apply even if a party has been advised of the possibility of such damages. Despite the foregoing exclusion and limitation, this Section 9.2 will not apply to the extent that applicable law specifically requires liability, any breach of the license restrictions provided in Section 2.2, or to any obligation to pay the termination discontinuance fee (print and mail), termination discontinuance fee (processing), assignment discontinuance fee (print and mail) or the assignment discontinuance fee (non-print and mail).

9.3Conflicts.  In the event of any conflict between the terms of this Article 9 and any limitations of liabilities set forth in Schedules B and C, the terms of this Article 9 will control. The foregoing shall not apply to any Products or Services that CSG has procured from a third party vendor (a) as provided in Schedules B and C as attached to this Agreement on the Effective Date, and (b) pursuant to an amendment to this Agreement with respect to which an explicit exception to the limits of liability in Section 9.2 for additional identified third party-sourced Products or Services has been agreed by the Parties based upon any limited liability protection afforded pursuant to CSG’s agreement with such third party vendor.

Article 10
CONFIDENTIAL INFORMATION; data integrity and security

10.1Definition.  Customer and CSG may reveal to each other non-public information relating to each other’s business, their customers, the Products, Deliverables, Services and any Third Party Software provided hereunder that is confidential (“Confidential Information”).  Confidential Information shall include, without limitation, all of Customer’s and CSG’s trade secrets, and all know‑how, design, invention, plan or process and Customer’s data and information relating to Customer’s or CSG’s respective business operations, customers, services, products, research and development, CSG’s vendors’ or licensors’ information and products, and all other information that the receiving Party should know from the markings, the nature of the information or the circumstances of disclosure.  In addition, both Parties acknowledge that it and its personnel may have access to data, records and documents pertaining to such Confidential Information.  Confidential Information may also include private easements, licenses, utility agreements, permits, other right-of-way granting documents, specifications, designs, business plans, schematics, drawings, software, data, prototypes, or other business, marketing technical information, and Charter Customer Information.  Charter Customer Information” shall mean any information about a subscriber maintained by CSG that can be used to distinguish, trace or identify an individual’s identity, including personal information and that is linked or linkable to an individual (e.g., name, date of birth, address), which is also commonly referred to as personally identifiable information or PII.  Charter Customer Information shall be treated separately in accordance with Sections 10.4 and 10.5 below, and any claims for liability or damages arising from a failure of CSG to comply with its obligations under this Article 10, shall be subject to the provisions of Section 9.2 above.

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10.2Restrictions.  Each Party shall secure and hold the Confidential Information of the disclosing Party in confidence, exercising a degree of care not less than the care used by the receiving Party to protect its own proprietary or confidential information that it does not wish to disclose (but in no event shall such care be less than that which is commercially reasonable), and specifically, the receiving Party shall maintain and secure any Confidential Information in electronic data format using security measures that meet or exceed the then-current ISO/IEC 27002 information security controls standard. Each Party agrees that it will not show or otherwise disclose such Confidential Information to any third parties, including, but not limited to, independent contractors and consultants, without the prior written consent of the disclosing Party, which consent shall not be unreasonably withheld.  However, the foregoing shall not apply in the event the third party is acting as an agent or subcontractor of such Party in performing its obligations hereunder and has executed a confidentiality agreement with the Receiving Party no less restrictive than those provided in this Agreement (“Third Party Contractors”).  Each Party shall: (i) use the other Party’s Confidential Information solely for purposes of performing its obligations under this Agreement, except as the disclosing Party may otherwise agree in writing; (ii) advise and secure the agreement of those employees of their obligation to keep the other Party’s Confidential Information confidential in accordance herewith; and (iii) segregate all such Confidential Information from the confidential materials and information of the receiving Party or others to prevent commingling.  Each Party shall indemnify, defend, and hold harmless the other Party and its officers, directors, employees, agents, representatives, partners, and managers from and against any and all claims, suits, or demands, and the resulting losses,  damages (including punitive damages), costs, or expenses (including reasonable attorneys’ fees) arising from the wrongful use or disclosure by such Party (or any employee, agent, licensee, or contractor of such Party) of its Confidential Information. Neither Party will allow the removal or defacement of any confidentiality or proprietary notice placed on any of the other Party’s Confidential Information.  The placement of copyright notices on Confidential Information will not constitute publication or otherwise impair their confidential nature.  Upon written request of the disclosing Party, the receiving Party shall return all Confidential Information received in tangible form, except that each Party’s legal counsel may retain one copy for its files solely to provide a record of such Confidential Information for archival purposes.  Neither Party shall disclose the existence, or terms, of this Agreement without the prior written consent of the other Party, provided that the foregoing will not prohibit any disclosure that is required by law or the rules of any stock exchange or other entity where a Party’s securities are traded.    Notwithstanding the above, either Party may disclose the terms of this Agreement to its bona fide agents (including attorneys, and independent auditors), Third Party Contractors and required governmental agencies, which have a need to know such information for purposes of conducting the receiving Party’s business and who agree to comply with the use and non-disclosure restrictions applicable to the Confidential Information.

10.3Disclosures.  Neither Party shall have any obligation to maintain the confidentiality of any Confidential Information which: (i) was previously known to the Receiving Party free of any obligation to keep it confidential; (ii) is or becomes publicly available by other than unauthorized disclosure by the receiving Party; (iii) is independently developed by the receiving Party; or (iv) is received from a third party who has lawfully obtained such Confidential Information without a confidentiality restriction, except that the occurrence of any of these events shall not relieve a Party from its obligation to maintain the confidentiality of Charter Customer Information.  Confidential Information shall be deemed the property of the disclosing Party during the Term and afterwards in

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perpetuity, subject only to the disclosures permitted by the immediately previous sentence.  If, in the judgment of counsel, disclosure is required by law (including securities laws), the receiving Party will so inform the disclosing Party, which may pursue any protective treatment from the court of competent jurisdiction.  Provided the receiving Party cooperates with the disclosing Party at the disclosing Party’s expense and the disclosing Party is unable to obtain a protective order, the receiving Party may disclose to such authority data, information or materials involving or pertaining to Confidential Information to the extent required by such order or authority.  Without limiting CSG’s obligations under Section 10.8 with respect to Data Breach Incidents, if any actual unauthorized use, compromise, or disclosure of Confidential Information occurs or is suspected based upon plausible evidence of such possibility, the receiving Party shall notify the disclosing Party as soon as reasonably practicable after efforts to verify such unauthorized use, compromise or disclosure confirm a reasonable possibility of such occurrence, and the Parties will take all commercially reasonable steps and all legally required actions that may be available to recover the Confidential Information and to prevent their subsequent unauthorized use, compromise, or dissemination.

10.4Limited Access.  Each Party shall limit the use and access of Confidential Information to such Party’s bona fide employees or agents, including independent auditors and required governmental agencies, who have a need to know such information for purposes of conducting the receiving Party’s business and who agree to comply with the use and non-disclosure restrictions applicable to the products and documentation under this Agreement.  If requested, the receiving Party shall cause such individuals to execute appropriate confidentiality agreements in favor of the disclosing Party. Each Party shall notify all employees and agents who have access to Confidential Information or to whom disclosure is made that the Confidential Information is the confidential, proprietary property of the disclosing Party and shall instruct such employees and agents to maintain the Confidential Information in confidence.

10.5Additional Requirements with Respect to Charter Customer Information.

(a)Any collection, maintenance, disclosure or use of the personally identifiable information of Customer’s customers shall be undertaken by CSG (a) to the extent applicable, in a manner that does not violate or cause Customer to be in violation of Customer’s written customer privacy policy (which practices and policies are described more fully at www.charter.com), provided that CSG be given at least ninety (90) days advance notice of any changes thereto, unless a shorter timeframe is required under applicable law and, in all cases, (b) (i) in compliance with any applicable laws (domestic or foreign) governing the collection, maintenance, transmission, dissemination, use and destruction thereof, including specifically the subscriber privacy provisions of the Cable Communications Policy Act of 1984, as amended (47 U.S.C. § 551), and any and all other applicable laws or regulations, including, but not limited to, the Electronic Communications Privacy Act, 18 U.S.C. § 2701 et seq., Cal. Penal Code § 637.5, any state and/or federal security breach notification laws; and (ii) in compliance with the the-current Payment Card Industry Data Security Standards, to the extent the recipient has access to any of Customer’s subscriber’s payment card information. Unless authorized by Customer in writing, under no circumstances shall CSG disclose the Charter Customer Information to any third party (even if under contract to that third party) responsible for publicity or for end user sales or marketing.

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(b)Upon mutual agreement (e-mail shall suffice from Senior Vice President Billing Strategy and Operations for Customer or their designee and CSG’s Vice President Broadband Cable and Satellite), no later than February 1, 2018, CSG shall purge Charter Customer Information for disconnected subscribers who, as of such date, have been disconnected for ********** (**) ****** or more. Thereafter, CSG shall retain all customer information only for so long as is reasonably necessary to complete the purposes for which the Charter Customer Information has been disclosed to CSG or as required by any applicable law, unless otherwise specified by a mutual written agreement of the Parties. Thereafter, CSG shall, at Customer’s election, permanently destroy, render unrecoverable or return such customer information to Customer with a certification signed by an officer of CSG that all such customer information has been destroyed or returned. CSG represents and Customer acknowledges that CSG currently stores data of Customer’s disconnected subscribers.  Customer agrees, for those subscribers disconnected for ********** (**) ****** or more, CSG may purge such disconnected subscribers Charter Customer Information from CSG’s systems every month.

(c)Upon reasonable request from Customer, CSG shall provide access to, and the right to inspect, all records relating to (a) the collection, processing, or transfers of data relating to Charter Customer Information and (b) the information security measures used by CSG to secure Confidential Information, including without limitation, Charter Customer Information. Unless otherwise agreed, any such inspection shall occur only at the business offices of CSG during normal business hours and shall be conducted by a mutually acceptable third-party inspector at Customer’s expense.  CSG further agrees to cooperate in any regulatory investigation or in any internal investigation by Customer (and in responding to any inquiry by any customer of Customer) relating to Charter Customer Information. In the event of any such investigation or inquiry, upon notice to CSG, Customer may suspend any further transfers of customer information for so long as may be necessary to obtain assurances that any additional transfers will not provide the basis for further regulatory action or possible liabilities. Any such suspension will not relieve CSG from any liability arising from this Agreement or any other commercial agreements with Customer.

(d)Without limiting or otherwise abrogating CSG’s other Indemnification Obligations stated elsewhere in this Agreement, if any claim, suit, demand, or action is brought against Customer arising from the failure of CSG, its agents, employees, contractors or licensees to comply with any of the terms set forth in this Section 10.5 (each, a “Charter Customer Information Claim”), CSG agrees to indemnify, defend, and hold harmless Customer from such Charter Customer Information Claim at CSG’s expense and to pay all fines and losses of, and/or damages (including punitive damages) awarded against, and reasonable costs (including attorneys’ fees) incurred by, Customer in the Charter Customer Information Claim, subject to the limitations provided in Article 9.  Customer shall have the right but not the obligation to participate in defending against any such Charter Customer Information Claim.

(e)Where required by law, Customer shall obtain the appropriate consents from its subscribers prior to any collection, use, and disclosure to CSG of Charter Customer Information.  If an action is brought against CSG arising from the failure of Customer, its employees, licensees, or its agents or contractors (other than CSG), to comply with applicable privacy laws, Customer agrees to defend CSG at Customer’s expense and pay all fines and losses of, and/or damages (including punitive damages) awarded against, and reasonable costs, incurred by CSG in the action.

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(f)Customer agrees and acknowledges that CSG, its subcontractors and partners may provide access to Charter Customer Information to individuals in countries outside the United States in the performance of its obligations in the Agreement, subject to disclosure by CSG of the subject jurisdictions and review by Customer to determine applicable risk and prior written consent by Customer (e-mail shall suffice from Customer’s Senior Vice President Billing Strategy and Operations).  Customer agrees CSG may provide access to Charter Customer Information to individuals in Sri Lanka and India.  Customer agrees and acknowledges the rights provided to CSG in this subsection are essential to the provision of Products and Services for the fees provided in Schedule F and in the event of a revocation of such rights it shall be pursuant to an Amendment to this Agreement and subject to additional fees.  CSG will not, and will not permit such data to be stored or reside on systems outside the United States.  Customer may, upon reasonable advance written notice and in its reasonable discretion after consultation with CSG, revoke any authorization granted in accordance with this Section 10.5(f).

10.6Data Security.  CSG agrees and covenants that: (a) it will only provide processed data back to Customer or to third parties designated by Customer in writing, or to CSG contractors as necessary to provide the Products and Services and to no one else, (b) it will encrypt all Charter Customer Information, in transit over untrusted networks, (c) it will encrypt all Charter customer payment card industry (“PCI”) data while at rest in CSG’s system, (d) all data exchange of Charter Customer Information will be via Secure File Transport Protocol (“SFTP”), (e) it will at all times provide Charter with access to and the ability to retrieve any of the Customer Data, as soon as possible, however no later than what is commercially reasonable under the circumstances, (f) all Products and Services are and will be modeled to ISO 27001:2013 or NIST SP800-115, or any subsequent version of either standard, (g) all CSG Third Party Contractors working in relation to this Agreement must agree in writing to security requirements found in this Section 10.6, and Section 10.7 through 10.9 as applicable to the services such Third Party Contractors provide, and (h) all applicable workforce subject to these security requirements will receive appropriate training on CSG’s security practices.  *** **** ***** ** ******* ***** ****** ** ** **** *** *** ** *** ** *** **** ******** ***** *** *** *** ******* ******** (***) ******** ** *** ***** ** ******** ****.  CSG will provide an annual summary of the audit results regarding CSG’s progress, to Customer as available in the normal course of the ********* security meetings.  If (i) the summary audit results ******* ** ******* **** ***** ** **** **** *** *** ** *** ****** *** *** ******* ******** (***) ********, or (ii) at any time after the ********* security meetings, ******** ********** * **** ***** ******** ******** ****, Customer may request in writing (email will suffice) * ****** *********** ****.  CSG will then as soon as commercially reasonable, however no later than ** **** after Customer’s request,  provide a commercially reasonable *********** **** ********** **** ******** ********* ** ********

In the event the Parties are unable to agree upon the *********** ****, Customer’s request will be escalated to the President of Broadband Services at CSG and Senior Vice President Billing Strategy and Operations at Customer for resolution.  In the event of any dispute between the Parties is not resolved through the meeting between the President of Broadband Services at CSG and Senior Vice President Billing Strategy and Operations at Customer, the Parties will promptly schedule a meeting of the Chief Executive Officers or other senior management officers of the Parties to resolve

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their dispute.  Such meeting shall establish a negotiation schedule of not less than ****** (**) **** for the resolution of such dispute.

10.7Data Center Security.

(a)As part of the Services, CSG will maintain and enforce at each data center, and all other locations where services relating directly or indirectly to the Services are performed, safety and physical and computer system security procedures that are at least (i) equal to industry standards for such types of service locations; and (ii) as rigorous as those procedures in effect at the service location as of the effective date of the Agreement.  CSG will take all commercially reasonable steps necessary to retain, maintain and protect against the loss or alteration of all Charter Customer Information provided to CSG. In the event that CSG becomes aware of a potential compromise to the security of a data center, CSG will, within a ************ ********** ****, notify Customer of such potential compromise after verifying the reasonable possibility of such potential compromise based upon plausible evidence.  The parties will work together in good faith to isolate any potentially compromised host to determine the current security posture and whether further corrective action is necessary. However, CSG shall maintain control, discretion, and responsibility for infrastructure changes necessary to resolve any potential compromise.

(b)CSG must test the security of its systems used in connection with this Agreement on a ******** *****, as necessary to confirm system integrity and security as consistent with current industry best standards and practices.   CSG is responsible for and shall conduct penetration testing of any Product, Service or system that contains PCI data to identify and remediate vulnerabilities in CSG’s environment.  CSG further agrees to conduct such penetration testing and remediation of identified vulnerabilities based upon industry accepted penetration testing approaches (e.g. NIST SP800-115 or Payment Card Industry Standard).  CSG shall:

(i)Perform penetration testing (A) at least every *** (*) ******; and (B) after any *********** ************** or *********** ******* or ************ that CSG determines, in its sole discretion, to be ******** under CSG’s security policy applicable to *********** *******.

(ii)Correct exploitable vulnerabilities discovered during penetration testing with follow up testing to verify the effectiveness of the corrections; for any vulnerabilities for which the corrections were not effective, CSG shall undertake additional measures to correct the vulnerabilities and restart this verification process and testing cycle (this step to be repeated until effective corrections are implemented).

(iii)As requested by Customer, communicate to Customer the occurrence of penetration test and that all vulnerabilities have been remediated.

(iv)As requested by Customer, provide to Customer an executive summary certified by a member of CSG’s security team after each penetration testing cycle that all identified such vulnerabilities have been adequately remediated.

10.8Updates and Security Patches.  CSG shall ensure that all ****** ********** and ******** are protected from known, discovered, documented, or reported vulnerabilities to external

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threats to functionalities or security by installing applicable vendor-supplied or Vendor developed security patches within a ********** *********.  CSG may, as an alternative, implement compensating controls, in its sole discretion, which mitigate the vulnerability in accordance with CSG security policy.  As a ******** *** **************, CSG must provide ******** and **** ******** ******* ***********.   However ******** ******** or **** ******** ****** shall be ********** as **** ** ********** ********, but in no event to exceed ****** (**) ****.

10.9Security Breach/Investigation.  In the event of a known security breach of Charter Customer Information or disclosure of any Charter Customer Information other than as permitted under this Agreement (whether intended or inadvertent) (“Data Breach Incident”), CSG shall ** **** ** ********** *********** after validation of the Data Breach Incident based upon plausible evidence: (i) notify Customer in writing of the nature and extent of the Data Breach Incident (e-mail to Customer’s Chief Information Security Officer shall suffice); (ii) conduct an investigation to determine when and, if possible, how the Data Breach Incident occurred, and will ********** ****** *** ******** ** ************* *** ********* *** ****** *** ****** ** *** **** ****** ******** ******* ********* *********** **** *****, in the sole discretion of CSG’s Chief Information Security Officer, ********** ***** **** ********; (iii) use *** ********** ********* to ******** ****** the Data Breach Incident and ******* *** ********** ** *** ******* **** ****** ********, and inform the Customer upon request as to the current status of such endeavors; and (iv) ********** ******* ******** **** *** ********* ***** *** *********** ** *********** *** ****** *** **** ****** ********, without compromising the security of CSG’s system which shall be determined by CSG’s Chief Information Security Officer, ***** *** ******* ************* **** and *********** ******** ** * ***** ***** ******** ************ if applicable.

10.10Customer Requests. Customer agrees and acknowledges Customer may from time to time request CSG not implement security updates and patches as outlined in Section 10.8 Updates and Security Patches or Data Breach Incident remediation as provided in Section 10.9 (“Customer Requested Security Delay”).  Customer shall provide a written request from its Chief Information Security Officer or Senior Vice President Billing Strategy and Operations (e-mail shall suffice) requesting a Customer Requested Security Delay which shall be reviewed by CSG’s Chief Information Security Officer and approved (e-mail shall suffice) in the CSG Chief Information Security Officer’s reasonable discretion after considering the impact to CSG systems and other customers.  In the event a Customer Requested Security Delay is approved by CSG, CSG shall be relieved of any resulting liability, damages or impacts to Customer Confidential Information or Customer systems to the extent that such liability, damages, or impacts would not have occurred but for such Customer Requested Security Delay.

Article 11
DISPUTE RESOLUTION

11.1Mediation.  As a condition to initiating any legal action in connection with a dispute relating to this Agreement, either Party shall submit such dispute to nonbinding mediation for resolution by notifying the other Party in writing of its desire to initiate mediation.  The mediation shall be conducted in ******, ******** if initiated by Customer and in St. *****, ********, if

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initiated by CSG, and in either case shall be conducted under the auspices of the American Arbitration Association.  The mediator shall be reasonably acceptable to both Parties and selected under the rules and procedures of the American Arbitration Association.  If the Parties fail to resolve the dispute in mediation within ****** (**) **** of the conclusion of the Parties’ presentation of the dispute, then either Party may initiate legal action.

11.2Equitable Relief.  Notwithstanding the foregoing, nothing in this Article 11 will prevent either Party from seeking interim injunctive relief against the other Party in the courts having jurisdiction over the other Party.  Further, the Parties also acknowledge that, in the case of breaches of Sections 2.7(a) (CSG Property Ownership), 2.7(b) (Customer Property Ownership), 6.2 (Transition Assistance), and Article 10 (Confidential Information) or CSG’s failure to deliver the Products or Services, money damages may be incalculable and would be an insufficient remedy for any such breach and would cause irreparable harm to the non-breaching Party.  Accordingly, the Parties agree that in the event of any breach or threatened breach of the foregoing is alleged, in addition to any other remedy at law or in equity the non-breaching Party may have, the non-breaching Party shall be entitled, without requirement of posting a bond or other security, to equitable relief, including injunctive relief and specific performance.

Article 12
GENERAL TERMS AND CONDITIONS

12.1Reporting.  Upon request, but on no more than on an annual basis, within ****** (**) **** of the end of the calendar year, Customer shall provide CSG with a report of the number of concurrent users of the Products, Services, and Deliverables.  The annual reports shall also set forth the number of workstations/servers/users upon which the Products, Services, and Deliverables are loaded, and the location of the same.  The information delivered pursuant to this Section 12.1 will be the Confidential Information of Customer.

12.2Survival.  Termination of this Agreement shall not impair either Party’s then accrued rights, obligations, liabilities or remedies except as expressly stated in this Agreement.  Notwithstanding any other provisions of this Agreement to the contrary, the terms and conditions of Sections 1.3, 1.4, 1.6, 2.4(a), 2.6, 2.7, 2.9, 2.10, 3.8, 3.10, 5.1, 5.2, 5.4, 5.6, 6.1, 6.2, 6.3, 6.4, 8.4, 12.2, 12.5, 12.7(a), 12.8, 12.9, 12.10, 12.11, 12.13, 12.14, 12.15, 12.16, all of Article 7, Article 8, Article 9, Article 10, Article 11 and shall survive the termination or expiration of this Agreement.

12.3Print and Mail ***********.

(a)  During the Term of this Agreement, the Parties agree that CSG shall be Customer’s **** *** ********* ******** of Print and Mail Services for Connected Subscribers.  Further, CSG and Customer agree CSG shall be Customer’s **** *** ********* ******** of Print and Mail Services for any acquired subscribers for which CSG provided print and mail services prior to acquisition which are substantially similar to the Print and Mail Services provided under this Agreement.  If during the Term of this Agreement or any extension thereof, Customer acquires subscribers receiving print and mail services from an entity other than CSG prior to acquisition, Customer agrees such subscribers shall be migrated to CSG’s Print and Mail Services as soon as commercially reasonable after the termination or expiration of the agreement with such entity, but in no event later than ****** (**)

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**** after such agreement has terminated or expired.  In the event Customer identifies a technical issue that exists or arises within the aforementioned ****** (**) **** and which jeopardizes such migration to CSG’s Print and Mail Services as provided herein, the Chief Information Officers of each Party or their designees (in the case of Customer the Senior V.P. of Billing and Collections and in the case of CSG the Vice President of the Strategic Business Unit) shall meet within *** (**) ******** **** to provide a mutually agreeable solution and timeframe for such migration, which shall not exceed ****** (**) ******.  The Parties agree the terms of this Section 12.3 Print and Mail Exclusivity shall only be applicable to Affiliates (as defined in Schedule A) that Customer Controls (as defined in Schedule A).  The Parties agree that solely for the purpose of this Section 12.3 Print and Mail Exclusivity and Schedule F under the Minimum Commitment, Print and Mail Services shall include and be limited to statement composition and the printing and mailing, through the United States Postal Service (“USPS”), of Customer’s monthly billing statements for video, high speed data and residential and commercial voice services.

(b)  In the event of a breach of this section 12.3, Customer agrees to pay, in addition to all other amounts then due and owing to CSG, an amount equal to *** ********** ******* **** *** ***** **** **** ******** ** ******* ***** **** ********* *** ******** *** ******** ** ******** **** ******* 12.3 and Customer shall use its ************ ********** ******* ** **** **** ********* ** ****** ** **** ** ** ***********.  In addition, Customer agrees to notify CSG within a commercially reasonable time of Customer’s discovery that it is not in compliance with the terms of this section 12.3 Print and Mail *********** of this Agreement.  Said notice shall include the number of additional subscribers and the date they were acquired by Customer.  Further, the Parties agree that CSG shall not terminate this Agreement for a breach of this section, unless Customer has not made payment in accordance with Article 5, “Payment Terms,” of this Agreement.

12.4Nature of Relationship.  In performing hereunder, both Parties are acting as independent contractors and neither Party undertakes to perform any obligation of the other, whether regulatory or contractual, or to assume any responsibility for the other’s business or operations.  Customer understands and agrees that CSG may perform similar services for third parties and license same or similar products to third parties.  Nothing in this Agreement shall be deemed to constitute a partnership or joint venture between CSG and Customer.  Neither Party shall hold itself out as having any authority to enter into any contract or create any obligation or liability on behalf of or binding upon the other Party.

12.5Inspection.  CSG’s nationally recognized certified public accountant may, upon at least *** (*) ***** prior notice to Customer, inspect the files, computer processors, equipment and facilities of Customer during business hours to verify Customer’s compliance with this Agreement, provided that no such audit will cover services for more than the preceding *** (*) ****** ****. While conducting such inspection, CSG or its representative will be entitled to copy any item that Customer may possess in violation of this Agreement.  Such certified public accountant will sign an appropriate nondisclosure agreement with Customer and will comply at all times with Customer’s security procedures.  The activities pursuant to this Section 12.5 will at all times not be disruptive to Customer.

12.6Force Majeure.  Neither Party will be liable for any failure or delay in performing an obligation under this Agreement that is due to causes beyond its reasonable control, including, but not

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limited to, fire, explosion, epidemics, earthquake, lightning, floods, natural disasters, acts of God, governmental actions, war, civil disturbances, and acts of civil or military authorities or the public enemy.

12.7Sale of Assets.

(a)In the event that Customer sells, divests or otherwise transfers all or substantially all of its assets, or Charter becomes subject to a change of Control, prior to the expiration of the then current Term to an unrelated third party (a “Successor Entity”), Customer shall use commercially reasonable efforts to assign or transfer this Agreement to the Successor Entity.  In the event that such Successor Entity does not assume this Agreement, regardless of whether by contract or operation of law, either Party may terminate this Agreement, Customer agrees to pay to CSG, (as a liquidated damage and not as a penalty) in addition to any other undisputed amounts due under this Agreement, an amount equal to the product of: (i) the then ********** ***** ******** ****** ********** by (ii) the *********** ******* ** *** ******* ********** ********** by (iii) ***** percent (**%) (for purposes of this Section 12.7 the “Assignment Discontinuance Fee (Non-Print and Mail)”).  In addition to the Assignment Discontinuance Fee (Non-Print and Mail), Customer agrees to pay CSG, (as a liquidated damage and not as a penalty) an amount equal to (i) ********** ******* ******* ***** ******** **** ****** during the *** (*) ****** *********** ********* *** *********** **** ********** by (ii) the *** ** *** ************ ***** ******** **** ********* ********** **** ******** in Schedule F **** the ********** ***** ********** **** provided in Schedule F ********** by (iii) the ********* ****** ** *** **** ** *** ********* ********** by (iv) ***** percent (**%) (for purposes of this Section 12.7 the “Assignment Discontinuance Fee (Print and Mail)”).  Customer agrees that such amounts are a reasonable estimation of the actual damages which CSG would suffer if CSG were to fail to receive the business contemplated in this Agreement as a result of events occurring under this section 12.7.

(b)In the event that CSG sells, divests or otherwise transfers all or substantially all of its assets, or CSG otherwise becomes subject to a change of Control, CSG shall assign or transfer this Agreement to the transferee upon notice to Customer and Customer will consent to such notice in advance; provided, however, if such assignment or transfer will be made to any ******** **** ********* *******, ******** ******* ********, ******** ****** ********, or ********* ******** (e.g., ****, *******, ***********, *********, ***, ********, *****, ******, ***, *******, and ****, in each case to the extent such entities participate in the foregoing commercial sectors), or with any of their Affiliates or successors (each a “Charter Competitor”), CSG may not assign or transfer this Agreement without the consent of Customer, which will not be withheld or delayed unreasonably.  If CSG assigns this Agreement to, or becomes subject to the direct or indirect control of, any Charter Competitor, and Customer has a reasonable basis for objecting to such assignment, Customer may terminate this Agreement at any time within the ****** (**) ***** period following such assignment or change of control and convert the Connected Subscribers to another provider, with no *********** ********* ** ***.

12.8Headings.  The captions of the articles, sections, and subsections herein are inserted solely for convenience and under no circumstances are they to be treated or construed as part of this instrument.

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12.9Notices.  Any notice or approval required or permitted under this Agreement will be in writing and will be sent by telefax, courier or mail, postage prepaid, to the address specified below or to any other address that may be designated by prior written notice.  Any notice or approval delivered by telefax (with answer back) will be deemed to have been received the day it is sent.  Any notice or approval sent by courier will be deemed received one day after its date of posting.  Any notice or approval sent by mail will be deemed to have been received on the 5th business day after its date of posting.

If to Customer:	If to CSG:
Charter Communications Operating, LLC	CSG Systems, Inc.
12405 Powerscourt Drive	9555 Maroon Circle
Saint Louis, MO 63131	Englewood, CO 80112
Fax: (***) ********	Fax: (***) ********
Attn: ****** **** ********* ******* ******** *** **********	Attn: ********* with a copy to ******* *******

and a required copy to:
Legal Department, Operations
12405 Powerscourt Drive
Saint Louis, MO 63131
Fax: (***) ********

12.10Publicity.  Except for disclosures required by law, each Party will submit to the other all public disclosure(s), advertising and other publicity matters relating to this Agreement in which the other Party’s name or mark is mentioned or language from which the connection of said name or mark may be inferred or implied, and will not publish or use such advertising or publicity matters without the express prior written approval of the other Party; provided, however, the Parties shall mutually agree to a press release (such mutual agreement shall occur within **** (*) ******** **** of execution of the Agreement) announcing the scope and term of this Agreement (without specific information regarding pricing or payments) which CSG shall issue within ******* (**) ******** **** after the execution of the Agreement.  Regardless of anything to the contrary herein, CSG may, without the prior written consent of Customer, make reference to the existence of this Agreement and use Customer’s name and mark on CSG’s customer reference lists, in CSG’s newsletters and on the websites of CSG or its parent company, provided, that any use of Customer’s name and mark shall consistent with Customer’s issued guidelines which may change from time to time.

12.11Miscellaneous.  This Agreement will be governed by and interpreted in accordance with the laws of ********, ******, to the exclusion of its conflict of laws provisions.  The Parties agree that the United Nations Convention on Contracts for the International Sales of Goods is specifically excluded from application to this Agreement.  If any provision of this Agreement is held to be unenforceable, in whole or in part, such holding will not affect the validity of the other provisions of this Agreement, unless a Party in good faith deems the unenforceable provision to be essential, in which case either Party may terminate this Agreement effective immediately upon notice to the other

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Party. This Agreement, together with the Schedules, Exhibits and attachments hereto which are hereby incorporated into this Agreement, constitutes the complete and entire statement of all conditions and representations of the agreement between CSG and Customer with respect to its subject matter and supersedes all prior writings or understandings.  Following the Effective Date, the following documents and agreements will not be binding upon Customer unless signed by a person authorized as follows:

Document or Agreement	Authorized Customer Signatory or Approval
Amendment to, modification of, or termination of this Agreement (other than a Schedule Amendment)	****** **** ********* ******* ******** and ********** or above, or their express designee

Amendment to or modification solely to any of the following Schedules (each, a “Schedule Amendment”):

B –Products

C – Recurring Services

E – Addressable Interfaces

F – Fees

G – Implementation/Conversion Services

H – Service Level Agreement

I – Export Approved Products and Export Approved Countries

K – Guidelines for Passer Program Requests

Each Schedule Amendment shall be identified as such on its face

****** **** ********* ******* ******** and ********** or above, or their express designee
Waiver of performance under this Agreement, Statement of Work, or Change Order	**** ********* or above, or their express designee
Letter of Authorization or Technical Service Requests	****** ******** of **** ********** or above, or their express designee

12.12Counterparts and Facsimile.  This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same Agreement.  A document signed and transmitted by facsimile machine or by electronic mail is to be treated as an original and shall have the same binding effect as an original signature on an original document.

12.13Operational Audits.  Customer, or its authorized representatives that are not competitors of CSG with respect to the provision of services similar to the Services, shall have the right, no more than **** in a ****** (**) ***** period, at any time and with reasonable notice, to perform an operational and/or security audit (which shall not include penetration testing) with respect to CSG’s performance hereunder (each such audit, an “Operational Audit”, and collectively, the “Operational Audits”) which are not covered by current standard audits which CSG makes available

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to Customer (e.g., SSAE 18 and Visa/PCI audits).  CSG shall grant Customer and its representatives reasonable access to CSG’s and CSG subcontractors’ facilities (subject to any confidentiality obligations of such subcontractor) and all books, records and other documents of CSG and its subcontractors as they relate to this Agreement or as they may be required in order for Customer to verify CSG’s performance hereunder.  CSG shall provide Customer, or its authorized representatives, such information and reasonable assistance as requested in order to perform Operational Audits and shall at Customer’s reasonable written request and no more than **** in a ****** (**) ***** period complete risk assessment questionnaires within a reasonable time, not to exceed ****** (**) ****; provided, however, that the Parties shall endeavor to arrange such assistance in such a way that it does not interfere with CSG’s performance of the Services.  If any Operational Audit reveals a material, uncured breach in CSG’s performance under this Agreement the cost of such Operational Audit shall be borne by CSG, CSG will remediate any breach or security deficiency within a ************ ********** period of time, and the limitations in this Section 12.13 to the number of audits or risk assessments during any ******** period will have no force or effect.  CSG shall incorporate this Section 12.13 into any agreement into which it enters with any subcontractor, and shall use commercially reasonable efforts to amend any pre-existing agreements with subcontractors to incorporate this paragraph or language substantially similar herewith.

12.14Financial Audits.  Upon Customer’s request, CSG shall allow Customer and/or any independent third party selected by Customer to fully audit CSG’s and/or subcontractors’ and their respective Affiliates’ books and records to the extent necessary to verify any amounts paid or payable hereunder for a period of no more than ***** ***** from the date of invoice (each such audit, a “Financial Audit”, and collectively, the “Financial Audits”).  Subject to CSG’s confidentiality obligations to any third parties, such auditors shall be provided with full access to such information, books and records as may be necessary to confirm the accuracy of CSG’s invoices, legal documents, and other information supporting such invoices, and any pricing adjustment computations.  Notwithstanding the foregoing, neither Customer nor Customer’s auditors shall have or be granted access to CSG’s or its subcontractor’s internal costs, except to the extent such costs are the basis upon which Customer is charged (e.g., reimbursable expenses, out-of-pocket expenses, or pass-through expenses).  All Financial Audits shall be conducted during business hours, with reasonable advance notice, and shall include access to all proprietary and confidential information of CSG, subcontractors and/or their respective Affiliates to the extent necessary to comply with the provisions of this Section.  If any such audit reveals that CSG has overcharged Customer **** percent (*%) or more for the consolidated invoices during the period to which the audit relates (as determined prior to the commencement of the audit), then CSG promptly shall refund such overcharges to Customer with interest at *** percent (**%) per ***** from the **** ** *** ********** to the **** ** *** ****** or ******, and the **** ** **** ********* *****, not to exceed ***** ******** ******* ($*********), shall be borne by CSG.  In addition, any costs incurred by CSG for such Financial Audit shall be borne by CSG.

12.15Statement on Standards for Attestation Engagements No. 18.  At Customer’s request, CSG, at its sole cost and expense, shall cause a reputable independent auditor to conduct a SSAE 18 SOC 1 audit that results in a report that both describes an organization’s description of controls at a specific point in time and includes detailed testing of those controls over a minimum ****** (**) ***** period, or any replacement or successor audit standard or process (“SSAE 18 SOC

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1 Audits”), and to prepare and deliver to Customer full and complete copies of written reports (each, a “Type II Report”) prepared following such audits as follows:  The Type II Report must (a) cover, at a minimum, a ****** (**) ***** period (the “Type II Report Period”), and (b) be provided no less often than **** ********, with each such Type II Report due to Customer within (**) **** after the last day of the Type II Report Period. CSG shall provide to Customer within a reasonable period of time, not to exceed ****** (**) ****, after the end of each such fiscal year for the period between the date of the last report and the end of such fiscal year a letter identifying changes, if any, in the control processes since the date of the last Type II Report delivered to Customer. All SSAE 18 SOC 1 Audits conducted by CSG pursuant to this Section shall include (w) a review of the design and operating effectiveness of all of CSG’s internal controls as they relate to the relevant information processing objectives and completeness, accuracy, validity and restricted access (“CAVR”) that are addressed by CSG, (x) the processing location responsible for providing the Services, and (y) shall be applicable to the controls placed in operation and tests of operating effectiveness of the Communication Control System, Advanced Convergent Platform and CSG Precision eCare®.

12.16Sarbanes-Oxley Compliance.  CSG acknowledges that: (a) Customer’s management is now and/or in the future may be required under the SOX Laws to, among other things, assess the effectiveness of its internal controls over financial reporting and state in its annual report whether such internal controls are effective; (b) Customer’s independent auditor is now and/or in the future may be required to evaluate the process used by management to reach the assessment conclusions described in subsection (a) above to determine whether that process provides an appropriate basis for management’s conclusions; and (c) because Customer has outsourced certain functions to CSG as described in this Agreement, the controls provided to customers by CSG (including, without limitation, controls that restrict unauthorized access to systems, data and programs) are relevant to Customer’s evaluation of its internal controls.  Having acknowledged the foregoing, CSG agrees to cooperate with Customer and its independent auditor as necessary to facilitate Customer’s ability to comply with its obligations under the SOX Laws including, without limiting the generality of the foregoing, by complying with the terms hereof.  CSG shall collect, maintain and make available to Customer all applicable records and books of account, including all electronically stored or written information pertaining thereto (for the purposes of this section collectively, “Records”) in accordance with the SOX Laws.

12.17Days. All references to days under this Agreement are to calendar days unless expressly stated otherwise.

12.18Schedules and Attachments.  The following Schedules, and all exhibits and attachments thereto, are attached and incorporated herein, and each reference herein to this “Agreement” shall be construed to include the following:

Schedule A – Definitions

Schedule B – Products

Schedule C - Recurring Services

Schedule D – Statement of Work

Schedule E – Addressable Interfaces

Schedule F – Fees

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Schedule G – Implementation/Conversion Services

Schedule H – Service Level Agreement

Schedule I – Export Approved Products and Export Approved Countries

Schedule J – Outstanding Statements of Work and Letters of Authorization

Schedule K – Guidelines for Passer Program Requests

Schedule L – Access Agreement

Schedule M – Source Code Escrow Agreement

Schedule N – Interim Letter Agreement

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THIS AGREEMENT IS NOT EFFECTIVE UNTIL SIGNED ON BEHALF OF BOTH PARTIES

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Effective Date.

CHARTER COMMUNICATIONS OPERATING, LLC (“CUSTOMER”)	CSG SYSTEMS, INC. (“CSG”)

By: Charter Communications, Inc., its Manager

By: /s/ Mike Ciszek	By: /s/ Gregory L. Cannon
Name: Mike Ciszek	Name: Gregory L. Cannon
Title: SVP – Billing Strategy and Operations Date: 7/14/2017	Title: SVP, Secretary & General Counsel Date: July 17, 2017

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Schedule A

DEFINITIONS

“Acquiring Entity” shall have the meaning set forth in Section 2.4.

“ACP” means Advanced Convergent Platform.

“Advanced ESP (AESP) Statement” shall have the meaning set forth in Section 3(a)(i) of Exhibit C-2.

“Affiliate” means (a) with respect to Customer, Charter Parent or any entity that is, directly or indirectly, Controlled by Charter Parent, or any entity in which Charter Parent holds the power to vote, directly or indirectly, **% or more of the voting securities and to which Charter Parent or any of its majority-owned subsidiaries provide *********** ********** and *******, including *********** or ******* **********, or (b) with respect to any other entity at any time, another entity, directly or indirectly, through one or more intermediaries, Controlled by, under common Control with or which Controls, such entity.

“Agents” shall have the meaning set forth in Section 2.1(a).

“Agreement” shall have the meaning set forth in the preamble section of the agreement to which this Schedule A is attached.

“AOI” means application object interface.

“Assignment Discontinuance Fee (Non-Print and Mail)” shall have the meaning set forth in Section 12.7.

“Assignment Discontinuance Fee (Print and Mail)” shall have the meaning set forth in Section 12.7.

“Basic Services” shall have the meaning set forth in Section 1 of Exhibit C-3(a).

“Basic Services Charge” means the Basic Services Charge (BSC) set forth in Schedule F.

“Bill” means an invoice to a Subscriber, including the electronic or paper-invoice document, mailing envelope, remittance envelope, and inserts.

“Biller Direct Website” means Customer’s website for billing-related services hosted by CSG.

“Billing Cycle” means the subset of Subscribers subject to bill processing within an agreed upon calendar period (e.g., thirty (30) days beginning the fifth (5th) day of each calendar month).

“Bulk License” shall have the meaning set forth in Section 2.2(a).

“Bulk License Software” shall have the meaning set forth in Section 2.2(a)

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“CAVR” shall have the meaning set forth in Section 12.15.

“CCS System” shall have the meaning set forth in Paragraph 1 of Exhibit C-1.

“Change Management Procedures” means the agreed process to be followed when changes are required either to this Agreement, the Products, the Services or the System.

“Change Order” shall have the meaning set forth in Section 3.4.

“Charter” shall have the meaning set forth in the preamble section of the Agreement.

“Charter Competitor” shall have the meaning set forth in Section 12.7 (b).

“Charter Customer Information” shall have the meaning set forth in Section 10.1.

“Charter Parent” means the ultimate parent entity of Charter, which is the parent entity that holds the power to vote, directly or indirectly, **% or more of the voting securities of Charter, but in which no entity holds the power to vote **% or more of such parent entity’s voting securities.

“*********” means ********* ******* ***********.

“Confidential Information” shall have the meaning set forth in Section 10.1.

“Connected Subscriber” shall have the meaning set forth in Schedule F.

“Consolidated Agreements” shall have the meaning set forth in the Recitals.

“Consolidator” means a bill aggregator.  Currently the Consolidator Services are provided directly through a specific Consolidator, *********, including whichever interfaces, functionality and consumer service providers as *********, in *********** sole discretion, decides to utilize.

“Control” (and derivations of the word) means the possession of the power to direct the management or policies of an entity through the ownership of a majority of the voting securities.

“Conversion Incentive Bonus” shall have the meaning set forth in Schedule F.

“Conversion Date” means the date upon which a conversion of Customer subscribers from another vendor to CSG’s billing platform has been completed.  The Parties shall acknowledge the Conversion Date by written confirmation (email is sufficient).

“Converted Connected Subscribers” shall have the meaning set forth in Schedule F.

“CSG” shall have the meaning set forth in the preamble section of the Agreement.

“CSG Components” means the components of the System for which CSG has responsibility or control, as more particularly described in Exhibit H.4 of Schedule H.

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“CSG Data Center” means the data processing, operations and network control center and service bureau at CSG's location to be customized, designed, implemented, operated and maintained by CSG in accordance with this Agreement, up to and including the firewall, in order to provide the Services.

“CSG’s Intellectual Property” means trademarks, service marks, other indicia of origin, copyrighted material and art and patents owned or licensed by CSG that may be used in connection with the CSG Services.

“CSG Point of Demarcation” has the meaning set forth in Schedule H, Exhibit H.5.

“CSG Precision eCare® Services” shall have the meaning set forth in Section 1 of Exhibit C-4.

“Custom Software” means enhancements to the Software requested by Customer.

“Customer” shall have the meaning set forth in the preamble section of the Agreement.

“Customer Components” means the components of the System for which Customer has responsibility and control, as more particularly described in Exhibit H.4 of Schedule H.

“Customer Data” shall have the meaning set forth in Section 2.7(b).

“Customer’s Intellectual Property” means the trademarks, service marks, other indicia of origin, copyrighted material and art owned or licensed by Customer that CSG may use in connection with the Services.

“Debit Entries” shall have the meaning set forth in Exhibit C-4 (a).

“Deliverables” shall have the meaning set forth in Section 3.8.

“Deposit Materials” shall have the meaning set forth in Section 2.9.

“Designated Environment” shall have the meaning set forth in Section 2.3.

“DFARS” shall have the meaning set forth in Section 2.4.

“Deposits” shall have the meaning set forth in Exhibit C-2.

“Disbursements” shall have the meaning set forth in Section 5 of Exhibit C-2.

“Documentation” shall have the meaning set forth in Section 2.1(a).

“Effective Date” shall have the meaning set forth in preamble section of the Agreement.

“Early Removal” shall have the meaning set forth in Schedule F.

“Enhanced Past Due Notices” shall have the meaning set forth in Section 3(b)(i) of Exhibit C-2.

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“Event Record” means CSG's method of declaring a change to a production system.

“FAR” shall have the meaning set forth in Section 2.4.

“Fee Schedule Update” shall have the meaning set forth in Section 5.3.

“Financial Audit(s)” shall have the meaning set forth in Section 12.14.

“Government” shall have the meaning set forth in Section 2.4.

“HSD” shall have the meaning set forth in Section 2.2(a).

“Implementation/Conversion Services” shall have the meaning set forth in Section 2 of Exhibit C-1.

“Incident” means any event that is not part of the standard operation of a service and that causes, or may cause, an interruption to, or a reduction in, the quality of that service.

“Indemnification Obligations” shall mean the obligations of a Party provided in this Agreement to indemnify, defend or hold harmless the other Party and pay damages awarded against, and fines imposed on, the other Party.

“Initial Term” shall have the meaning set forth in Section 1.2.

“Instructor Day” shall have the meaning set forth in Schedule G.

“Interface Projects” shall have the meaning set forth in Section 3.9.

“Interim Agreement” shall have the meaning set forth in Section 2.4 of the Agreement.

“IPL” means initial program load.

“Key Personnel” mean those persons employed by CSG who (i) have a key role in the delivery of the Services to Customer, and (ii) have direct contact with Customer.

“Legacy TWC” shall mean those properties to which CSG provided products, services or deliverables under one of the TWC Agreements and for which Customer wishes to utilize the same products, services and deliverables under this Agreement.  CSG and Customer agree those products, services and deliverables will be provided herein for the fees in Schedule F only for Legacy TWC as documented, unless the Parties enter into a subsequent implementation Statement of Work and Amendment to expand the use of Products and Services to other Customer properties and subscribers at fees and pricing as provided in Schedule F.

“Legacy BHN” shall mean those properties to which CSG provided products, services or deliverables under one of the Bright House Agreements and for which Customer wishes to utilize the same products, services and deliverables under this Agreement.  CSG and Customer agree those products, services and deliverables will be provided herein for the fees in Schedule F only for Legacy BHN as documented, unless the Parties enter into a subsequent implementation Statement of Work and

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Amendment to expand the use of Products and Services to other Customer properties and subscribers at fees and pricing as provided in Schedule F.

“LOA” shall mean Letters of Agreement.

“License Software” shall have the meaning set forth in Section 2.2(b).

“Maintenance” means CSG’s updating of software and hardware in order to meet changing requirements, bug fixes, hardware upgrades, etc.

“Management Performance Review Meetings” shall have the meaning set forth in Exhibit H.8 of Schedule H.

“Minimum Commitment” means ***********-Subscriber Months over the period beginning ****** *, ****, through ******** **, ****, as may be adjusted in accordance with the Agreement.

“Month End Processing” means activities performed by CSG in its computation and delivery of Customer's monthly financial reports and related financial output.

“Monthly Fee” means the total BSC payable in a billing month.

“MSAG” means Master Street Address Guide.

“National Holidays” shall mean New Year’s Day, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day, day after Thanksgiving Day and Christmas Day.

“Network Participants” shall have the meaning set forth in Exhibit C-4(a).

“Non-ACP Subscribers” shall mean the Legacy BHN and Legacy TWC subscribers who are not Connected Subscribers or any other subscribers of Customer who are not Connected Subscribers, for which Customer has paid the applicable fees in Schedule F and consumes CSG’s Products and Services to support.

“Operational Audits” shall have the meaning set forth in Section 12.13.

“Parties” shall have the meaning set forth in the preamble section of the Agreement.

“Party” shall have the meaning set forth in the preamble section of the Agreement.

“PIR” refers to Product Integration Review and shall have the meaning set forth in Schedule F.

“Print and Mail Services” shall have the meaning set forth in Section 1 of Exhibit C-2.

“Problem” means the underlying cause of one or more Incidents.

“Production Environment” means the Environment or Environments maintained by CSG in the CSG Data Center and used by Customer for live support of its business.

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“Products” shall have the meaning set forth in the Recitals and as further defined in Section 2.1(a).

“Recitals” shall refer to the recitals made in the preamble section of the Agreement.

“Records” shall have the meaning set forth in Section 12.16.

“Recurring Services” shall have the meaning set forth in the Recitals.

“Reimbursable Expenses” shall have the meaning set forth in Section 5.1.

“Releasees” shall have the meaning set forth in Section 1.4.

“Required Equipment” shall have the meaning set forth in Section 5.7(a).

“Risk Management Services” shall have the meaning set forth in Section 1 of Exhibit C-3(b).

“Seat” shall have the meaning set forth in Schedule G.

“Services” shall have the meaning set forth in the Recitals.

“Service Component” shall mean the components of the system specifically defined in Schedule H (Section H.5 Table E)

“Service Availability” means the times and periods that the Services are available to Customer as set forth in Schedule H.

“Service Desk” shall have the meaning set forth in Exhibit H.9 of Schedule H.

“Service Review Meetings” means regular meetings that are held between representatives of CSG and Customer specifically to discuss issues arising from the delivery and performance of the Services.

“Severity” shall have the meaning set forth in Schedule H.

“SLA” or “Service Level Agreement” means the service level agreement in Schedule H.

“Software” shall have the meaning set forth in Section 2.1(a).

“Software Products” shall have the meaning set forth in Section 2.7(a).

“Source Code Agreement” shall have the meaning set forth in Section 2.9.

“SOX Laws” means the Sarbanes-Oxley Act of 2002, applicable rules and regulations issued by the SEC and applicable rules and regulations of the Public Company Accounting Oversight Board including, without limitation, provisions relating to internal controls over financial reporting, as any of the foregoing may have been and/or may be amended from time to time.

“SPA” shall mean system principal agent.

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“SSAE 18 SOC 1 Audits” shall have the meaning set forth in Section 12.15.

“Statement Closing Date” has the meaning set forth in Schedule H, Exhibit H.5.

“Statement of Work” shall have the meaning set forth in Section 3.2.

“Strategic Business Unit” or “SBU” means a dedicated team formed by CSG exclusively for the support of Customer.

“Subscriber Months” are calculated as of any date by aggregating the number of Connected Subscribers in each month during the period beginning ****** *, ****, through ******** **, ****.  For example, and not by way of limitation, if Customer has ********** ********* *********** ** *** ***** ********* *** ********* **** (Month 1) and ********** ********* *********** ** *** **** ********** ***** (Month 2), then as of Month 2, Customer has reached ********** Subscriber Months.

“Subscribers” shall mean Customer’s Connected Subscriber accounts for the purposes of Exhibits C‑3(a) and C-3(b).

“Subscriber Statements” shall have the meaning set forth in Section 2 of Exhibit C-2.

“Successor Entity” shall have the meaning set forth in Section 12.7.

“Supplies” shall have the meaning set forth in Section 3(a)(ii) of Exhibit C-2.

“Support Services” shall have the meaning set forth in Section 4.1.

“System Sites” shall have the meaning set forth in Section 5.7(b).

“System Outage” means unavailability or severe degradation of a system resource during a period when the CSG System is scheduled to be available to Customer.

“TCB” means Terminal Control Block(s) and shall have the meaning set forth in Schedule F.

“Technical Services” shall have the meaning set forth in Section 3.2.

“Technical Services Request” shall have the meaning set forth in Schedule 3.9.

“Technical Service Hours Credit” has the meaning set forth in Section 3.2.

“Termination Discontinuance Fee (Print and Mail)” has the meaning set forth in Section 6.4.

“Termination Discontinuance Fee (Processing)” has the meaning set forth in Section 6.4.

“Termination Liability” shall mean any discontinuance fees of any kind, including without limitation, those listed in Sections 6.4 and 12.7, the fees, rates, amounts, charges, costs, damages, or term similar to any of the foregoing, except that it shall not refer to fees owed by Customer to CSG for Products

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and Services delivered by CSG to Customer prior to the effective date of termination of this Agreement.

“Test Environment” means the Environment or Environments maintained by CSG in the CSG Data Center and used by Customer for testing Product releases.

“Third Party Licenses” shall have the meaning set forth in Section 2.6.

“Third Party Software” means software (a) necessary for use of the Products and/or Recurring Services, but not embedded in the Products, and (b) listed in the Designated Environments, as the Designated Environments may be changed as permitted by this Agreement.

“Transaction” means a bill distributed by CSG to a Consolidator as the direct result of a Subscriber’s enrollment to receive such Subscriber’s bill from Customer through such Consolidator.

“Training Environment” means the Environment or Environments maintained by CSG in the CSG Data Center and used by Customer to train its personnel on use of the Products and Services.

“User” means the Customer’s subscriber (normally, but not limited to, an individual consumer) who receives the electronic billing summary and/or detail billing information.

“User Data File” means business rules and parameters that govern Customer operations within the CCS/ACP applications.

“Updates” shall have the meaning set forth in Section 4.1.

“Vendor,” for purposes of Exhibit C-3(b), shall have the meaning set forth in Section 4(b) in Exhibit C-3(b).

“Warranty Period” shall have the meaning set forth in Section 8.1.

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SCHEDULE B

PRODUCTS

Subject to the terms and conditions of the Agreement, Customer licenses the Products in this Schedule B (as further described below and at CSG’s customer extranet site located at https://my.csgsupport.com) from CSG:

Bulk License Software

ACP/Advanced Customer Service Representative® (ACSR®)
Advanced Customer Service Representative® Web Enabled (ACSR® (Web Enabled))
Customer Interaction Tracking® (CIT®)
CSG Statement Express®

The Products provided in this Schedule B are not exhaustive and Customer may elect to procure other Products at the rates provided in Schedule F or as mutually agreed to by the parties.  Further the provision of the Products listed herein does not mean that they are included within the BSC.

Product Descriptions

ACP/Advanced Customer Service Representative® (ACSR®). CSG’s Advanced Convergent Platform (ACP) provides an “easy to use” fully functional customer care and billing tool (Windows or Web based), that can be used to perform many customer relationship management functions.  ACSR® is a graphical user interface for CSG’s CCS and ACP service bureau subscriber management systems. ACSR® significantly reduces training time and eliminates the need for CSRs to memorize transactions and codes.  CSRs instead may access reference tools, help screens and subscriber data. ACSR® is designed so that module-based functionality such as CIT can be added as needed and also includes various interfaces to allow third party applications to interact with the domain and embed applications throughout designated windows. A Customer Service Representative (“CSR”) can create a customer entity, a customer can have multiple accounts at a single location or a location can have multiple customers, initiate an order and job/work order request for multiple lines of business (Video, Voice, Data), enter notes, trouble tickets, and view customer information.

ACP/ACSR also has the ability to analyze customer and order history, setup and perform collection and delinquency treatment tasks, add, swap, perform equipment operations, track and handle complaints, and perform dispatching functions. In addition, (ACP/ACSR) can automatically create a work order/ job or multiple jobs, chain time slots together for job scheduling, offer customer discounting across all of a customers’ accounts and can bill for services immediately or wait for all items on an order to be billed together.

ACSR® Web Enabled. ACSR (Web-Enabled) will permit Customer to utilize the Citrix ICA technology to transfer application software from the desktop to a “server-based” environment.  The

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ICA technology enhances the functionality of ACSR and ACSR-related desktop call center applications (including CIT and Statement Express) by allowing Customer to utilize these applications via a certified web browser.

Customer Interaction Tracking® (CIT®).  CIT® is an add-on module offered with ACSR® that provides enhanced methods for tracking the interaction with the customer base. The interaction may be manually initiated by a CSR or they may be automatically generated by the Customer Care and Billing System (e.g., Past Due letter sent, Statement generated, Non-Pay Disconnect generated, etc.). CSRs use CIT to enter notes, log information, and schedule follow-up actions. Together, these components enable customers to maintain a complete history of interactions and account activities with their customers, both internally and externally.  It provides note taking functionality as well as an interaction history feature that allows specific actions to be recorded in a transaction history log. CIT® also allows for the scheduling of customer call backs and assignment capabilities.  These call backs can be reviewed by management as well as moved between CSR’s.

CSG Statement Express®.  CSG Statement Express® electronically stores, retrieves and prints an ESP® statement exactly as it appears to subscribers, including customized statement messages and advertisements. CSG Statement Express™ works in either a stand-alone capacity or integrated with ACSR®.  CSG Statement Express enables CSRs to view a customer’s bill exactly as the customer sees it. The system can be queried by account number and by cycle date to view the exact statement image, which can also be printed or reprinted on a local printer. Used in a stand-alone environment or integrated with CSG's enhanced billing applications, such as ACSR, CSG Statement Express offers CSRs the ability to be on the same page as your customers. By viewing the same bill that your customers receive, CSRs can more effectively answer their questions and provide meaningful explanations about their bill.

CSG Statement Express has incorporated an open API (application program interface) version so you can view statement images in PDF or HTML formats. Through the API, you have access to your statement image allowing you to integrate it into your self-care application or billing system.  CSG’s ACSR application also accesses the statement image via the API.

CSG Workforce Management®.  CSG Workforce Management is a client-server application for routing and dispatching activities that receives and updates work orders from Customer’s billing systems and assigns work orders to technicians based on each technician’s skills, location and availability.

CSG Workforce Express® (“WFX”) GPS System Service via Gateway:  The GPS System Service via Gateway populates and displays vehicle location and status data on the CSG Workforce Management® application’s Routing and Dispatch system.  Customer will select and retain one or more CSG certified third party GPS vendors (“GPS Vendor”) to provide GPS data over an interface established and maintained by the GPS Vendor (“GPS Interface”) to CSG’s WFX; all fees and expenses charged by such GPS Vendor to Customer shall be payable by Customer and CSG shall have no liability or obligation therefore.  The GPS data is transmitted by such GPS Vendor over the GPS Interface at an update interval determined between Customer and the GPS Vendor, but generally between one (1) and five (5) minutes, consistent with all terms and conditions of the Master Agreement. GPS data transmitted

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by the GPS Vendor over the GPS Interface integrates with WFX mapping functionality to provide real-time location information of Customer’s service vehicles relative to scheduled jobs.  Customer hereby acknowledges that:

(a)

The GPS Vendor is restricted to sending only GPS data certified for use within the specifications of the GPS Interface. Use of additional GPS data, vehicle-related data or other data shall require further discussion and analysis among CSG, Customer and the GPS Vendor and shall be set forth in schedules, exhibits or addenda to this Agreement as may be made by the Parties from time to time;

(b)	CSG’s certification of the GPS Vendor’s GPS data integration into WFX does not warrant the operational reliability and/or data integrity of the GPS Vendor’s GPS system;

(c)

The GPS Vendor is responsible for obtaining and maintaining its certification status with CSG and CSG shall not be liable to Customer for any delay, interruption or failure by the GPS Vendor to perform under any agreements between Customer and the GPS Vendor as a result of the GPS Vendor’s failure to obtain or maintain its certification status with CSG; and

(d)

CSG shall not be liable to Customer for any delay, interruption or failure by the GPS Vendor to perform under any agreements between Customer and the GPS Vendor as a result of the termination or expiration of any contract between CSG and the GPS Vendor with respect to the Interface.

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Schedule C

RECURRING SERVICES

Subject to the terms and conditions of the Agreement, including but not limited to the applicable Exhibit, if any (as identified below), CSG shall perform the Services in this Schedule C (as further described below and at CSG’s customer extranet site located at https://my.csgsupport.com) for Customer:

Communications Control System (for video, high speed data and voice) (CCSâ) and Advanced Convergent Platform (ACP)
Exhibit C-1
Additional Services Information	Exhibit C-X
Print and Mail Services	Exhibit C-2
Financial Services	Exhibit C-3
Electronic Payment Services (Paybill Advantageâ)	Exhibits C-3(a)
Risk Management Services (*******)	Exhibits C-3(b)
Payment Gateway Service	Exhibit C-3 (c)
Credit Card Processing	Exhibit C-3 (d)
Card Account Update Service	Exhibit C-3(e)
Recovery Management	Exhibit C-3(f)
CSG CheckPay	Exhibit C-3(g)
CSG Precision eCare® – Service Bureau	Exhibit C-4
CSG Precision eCare® Services	Exhibit C-4(a)
CSG Systems, Inc. Business Continuity/Disaster Recovery Plan	Exhibit C-5
CSG Residential Voice Services	Exhibit C-6
CSG ACP Commercial Upgrade	Exhibit C-6(a)
CSG Precision eMail®	Exhibit C-7(a) & (b)
Mass Change Platform (MCP)	Exhibit C-8
CSG SmartVideo	Exhibit C-9
CSG Data Publisher	Exhibit C-10

The Services provided in this Schedule C are not exhaustive and Customer may elect to procure other Services at the rates provided in Schedule F or as mutually agreed to by the Parties.  Further, the provision of the Services listed herein does not mean that they are included within the BSC.

Recurring Services Description

Communications Control System for video, high speed data and voice (CCS) and Advanced Convergent Platform (ACP).  CCS and ACP are outsourced, transaction-driven customer care and billing systems that operate high-volume capacity for the video, HSD and voice industries. CCS and ACP operate with the ACSR front-end graphical user interface (GUI).  CCS and ACP are capable of automatically performing specific functions including collections, write-offs, past-due notices, rate increases, and discounts.   CSG’s ACP provides an “easy to use”, fully functional customer care and billing tool (Windows or Web based), that can be used to perform many customer relationship management functions.  A Customer Service Representative (CSR) can create a customer entity, a

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customer can have multiple accounts at a single location or a location can have multiple customers, initiate an order and job/work order request for multiple lines of business (Video, Voice, Data), enter notes, trouble tickets, and view customer information.

ACP also has the ability to analyze customer and order history, setup and perform collection and delinquency treatment tasks, add, swap, perform equipment operations, track and handle complaints, and perform dispatching functions. In addition, (ACP/ACSR) can automatically create a work order/ job or multiple jobs, chain time slots together for job scheduling, offer customer discounting across all of a customers’ accounts and can bill for services immediately or wait for all items on an order to be billed together.

Print and Mail Services/Advanced Enhanced Statement Presentation (Advanced ESP or AESP).  The Print and Mail Services provide Customer with the opportunity to receive billing services including composition, statement printing and insertion, target marketing communication products, both print and electronic statements, computer letters, past due notices, refund checks, postal verification services, and quality control. Advanced ESP is a software product that intercepts Customer billing data, integrates it with other data and graphics, and then formats the information into a dynamic and customized statement.  Advanced ESP provides Customer the flexibility to create customized statements and customer-specific statements. For example, Customer can create customized statements by dynamically printing Customer company logo and graphics on customer’s statements. Customer can create customer-specific statements by adding messages, advertising pages, or advertising inserts to statements. Advanced ESP offers marketing tools that let Customer communicate effectively with customers to build brand loyalty or to market specific services. Advanced ESP’s flexible approach allows Customer to make statement changes in weeks instead of months.  CSG’s AESP also provides selective remit insert options for Business Reply Envelopes in conjunction with customer statements to help reduce envelope costs for select customers. AESP offers Spanish language statements through a text replacement process and use of special characters to help you communicate more effectively with your Spanish-speaking subscribers. AESP uses a weight management program to prioritize and manage inserts more precisely; “fill-to-the-ounce” concept is used to keep mail pieces from exceeding U.S. Postal Service weight restrictions.

Electronic Payment Services (Paybill Advantage).  Paybill Advantage provides Customer’s subscribers with a more convenient way to pay their monthly bill through automatic withdrawal from their checking account.  CSG interfaces with a designated Automated Clearing House (ACH) processor (Mellon Bank) to enable customers to pay their bills electronically. (One-time and recurring)  Payments are initiated through CCS/ACSR and daily EFT transactions are placed on the ACH network for each financial institution to send and receive payments.  CSG also offers a complete EFT reporting package including all pre-note and debits that CSG sends to the ACH processor, as well as rejected transactions and notification of changes that CSG receives from the processor.

Auto Check Refund Processing. Auto-Check Refund Processing Services process refunds, issue and track checks, and locate and communicate with the Customer. These Services allows the CSR to concentrate on other service-related tasks.  As of the Effective Date of the Restated Master Agreement, Auto Check Refund Processing is provided under a separate Agreement between Customer and CSG (document #5416) dated January 17, 2001 and as amended.

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Credit Verification Services (******** Interface).  The basic ******** Credit Verification Services allow Customer to determine whether a potential subscriber qualifies for Customer’s services based on each subscriber’s credit history.  Customer may purchase enhanced ******** Credit Verification Services enabling the Customer to receive a potential subscriber’s credit score.

Check Verification.  CSG’s Check Verification provides service in routing transactions to and from the Customer-selected third party Check Verification Provider (“CVP”).

Risk Management (*******). Risk Management is an integrated application that allows the call center application, ACSR, to interface directly with *******.  In doing so, CSR personnel have a better method to assess the credit worthiness of a particular customer and take actions during the order process based on the credit bureaus response.

Recurring Credit Card Authorization.  Credit card authorization (recurring) provides Customer’s subscribers with a more convenient way to pay their monthly bill through recurring credit payment. CSG offers recurring credit card processing services that enable real time credit authorizations for pre-payments, deposits, and recurring monthly payments.  CSG has established interfaces with Chase Merchant Services, Payment Tech, and First National Bank.  CSG’s credit card interfaces accept American Express, Discover, Visa, and MasterCard transactions.  Payments are fully integrated into CCS and ACSR.  CSG offers complete reporting packages to include card payments that are posted, declined, and are resubmitted

One-Time Credit Card Authorization.  Credit card authorization (1 time) utilizes a one-time credit card transaction to automatically collect payments for monthly services and special circumstances. CSG offers one time credit card processing services that enable real time credit authorizations for pre-payments, deposits, and recurring monthly payments.  CSG has established interfaces with Chase Merchant Services, Payment Tech, and First National Bank.  CSG’s credit card interfaces accept American Express, Discover, Visa, and MasterCard transactions.  Payments are fully integrated into CCS and ACSR.  CSG offers complete reporting packages to include card payments that are posted, declined, and are resubmitted

Cash Register Receipts.  Cash Register Receipts provide the processing of front counter receipts for payment and equipment.  Cash register receipt processing requires specific approved and certified equipment and forms.

CSG Precision eCare® Bureau.  CSG Precision eCare®  is an Internet product designed to support Broadband service providers in the area of online customer self-service activities.  Specific modules within CSG Precision eCare facilitate Electronic Bill Payment and Presentment and/or Precision eCommerce® activities including account management and new subscriber acquisition.  CSG Precision eCare includes four (4) robust modules: Online Bill Payment (EBPP), Online Account Ordering (Precision eCommerce®), Payment Consolidation and payment Kiosk. Together, they create a powerful online account management platform, which enables customers to view, manage and pay their bills over the Internet for greater convenience. In addition, customers are able to order and maintain services over the Web through a direct interface to CSG’s customer care and billing system.  CSG’s Precision eCare screens would be customized to be consistent with a customer’s Web Portal Brand.  When consumers come onto a Home page they will be redirected via links (i.e. Account Login)

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to CSG Precision eCare pages to perform functions such as Account Maintenance, Bill Review, Order Activation, Change in Subscription, etc.

Also, Consolidator facilitates the distribution of subscriber statement information such that a subscriber can pay and view their bills online at over 1700 different Consumer Service Providers (CSP).  Examples include: Bank websites, Internet portals, Yahoo, msn, America Online, Schwab BillPay, etc.

Module A - CSG EBPP.  This module facilitates presentment of a subscriber’s current bill and past statements in an electronic format via the service providers website. Precision eCare also enables payment of the current bill with EFT/ACH, credit card or PIN-less debit cards.  In addition, EBPP allows subscribers to manage account preferences online and suppress hardcopy statements.

Module B - Precision eCare Self Ordering/Account Management/Customer Acquisition.  This module facilitates customer self-service activities including online ordering and provisioning of services for new subscribers through direct integration with the ACP platform, further reducing the need for call center agent intervention.  Precision eCare also allows current subscribers to upgrade their services and manage their account information through an Internet interface.

Module C - Consolidator Services. Consolidator Services facilitate the distribution of Subscriber statement information (e.g. bill), in an electronic summary record and electronic .pdf format, to multiple bill aggregation points (e.g. bank website, Internet portal or other personal financial website) as requested by the Subscriber.

Module E – Kiosk is a pre-integrated asset to CSG EBPP and Precision eCare modules that allow the extension of payment and ordering functions to free standing kiosks.  Used in payment centers and retail locations, Kiosks can be an effective form of brand communication and call center efficiencies when interacting with customers.

Notwithstanding the foregoing, CSG will provide, and Customer may purchase from CSG, CSG SmartVideo services, as more particularly described in Exhibit C-9, CSG SmartVideo.  As a prerequisite to receiving CSG SmartVideo services hereunder, Customer must be using CSG's Precision eBPP® services for Connected Subscribers.  For avoidance of doubt, in no event are any other modules and/or elements of Precision eCare necessary as pre-requisites for receipt of the CSG SmartVideo services.

Usage Processing.  Usage Processing is a scalable, configurable system that allows the provider to parse multi-service network element event records from a customer provided file format into billable records, apply the appropriate rating and discounting methods, guide them to a subscribers account for billing at the appropriate time, and prepare them for the invoice display to be rendered into the bill in the prescribed format.  The Usage Processing system will provide reports for audit, exceptions, and revenue. The Usage Processing system utilizes a configuration system that allows easy definition of plans and discounts.

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CSG SmartLink BOS is an XML interface that enables Customer to integrate its applications to the CSG’s customer care and billing system (the “CSG System”).  The interface utilizes business logic technology to route transactions, make business decisions based on input and response data, and helps to expedite requests and responses.  Message based XML is used for communicating upstream from Customer’s application to the CSG System.  The data communications method for the CSG SmartLink™ BOS interface is TCP/IP. Customer can use either CSG’s External Integration Protocol (“EIP”) or HTTP to organize request and reply records on the TCP/IP data stream. CSG provides Customer with the CSG SmartLink® BOS Interface Developers Guide and the XML schemas for the business functions supported by the interface.  XML requests sent by Customer must use the schemas as supplied by CSG and validate successfully against those schemas.  Additional information included in Exhibit C-X.

CSG Voice Services. Includes the infrastructure required to support a voice service offering and the required interactions with the core billing engine, CCS/ACP to manage the customer’s account, process orders, manage the financials and produce a consolidated bill.  A graphical user interface is provided as an extension of ACSR and is used for managing customer care functions and processes.

CSG Internal Process for MSAG Loads.  Includes the ability to accept a Customer provided guide file and load that into the CSG MSAG validation module. The validation module then compares each voice house against the guide file to validate the address is support for E911 services.

Braille and Large Print Statements.  CSG customers can flag specific subscribers to receive a Braille or Large print statement.  CSG will create a PDF file of these subscribers.  This file is sent to a designated FTP site, to be retrieved by the Customer’s vendor of choice.  Customer’s vendor will in turn convert these statements to Braille or Large Print format and print and mail these statements.

CSG Event Notification Interface (ENI) - The Event Notification Interface enables ACP to send downstream event notifications for real-time updates, nightly cycle updates, and cycle-generated notifications. Event notification includes activity-based changes to the attributes associated with the following ACP files: Account, Customer, Customer equipment, Equipment inventory, Item, Job, Location, and Order.

CSG Vantage®. Vantage is a database that enables customers to evaluate product and service performance, conduct customer analysis and lifetime values, and transform raw data into real-time reports and graphs. CSG’s Vantage is a highly flexible decision support product that allows customers to generate customized reports based on their business needs. The product is often used for commission reporting, operational analysis and management, royalty reporting, campaign analysis, troubleshooting, and a variety of other applications designed to provide insight to market and customer behavior. In addition, Vantage features interactive applications that allow customers to target their customers (down to the individual subscriber level) through statement messaging and mass adjustment applications).

Customer Value Optional Table in CSG Vantage®.  Customer shall have access to CSG’s Customer Value Optional Table in CSG Vantage.  The Customer Value Optional Table in CSG Vantage provides Customer with the ability to query the monthly recurring value associated with its

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customers, accounts, and services.  This feature in CSG Vantage allows Customer to query six (6) months of historical item value records, as well as forecasting the monthly recurring value of items up to thirteen (13) months into the future.  Implementation services and lead times will be set forth in a mutually agreeable document (e.g. either an LOA or SOW).

CSG Vantage® Update Optional Tables. (“Update Tables”) provide Customer nightly updates of the incremental data for records processed by CSG for a given day (the "Record Process Date") for the Update Tables implemented at Customer's request pursuant to one (1) or more Statement(s) of Work.  Each such record will be tagged with an identifier which will be either "Insert," "Change," or "Delete" and will be accessible to Customer for a period of seven (7) days from the date processed.  The Update Tables may be queried by Customer to extract records to feed to its data warehouses or to identify Connected Subscriber activity pertaining to the Record Process Date.  CSG and Customer agree that the first or initial implementation of CSG Vantage Update Optional Tables, Promotions and Financial Forecaster will be provided at no charge to Customer.  The first or initial implementation at no additional charge only includes standard implementation services consistent with similar projects completed for Update Tables, Promotions and Financial Forecaster.

CSG Vantage® Plus. CSG Vantage Plus is a reporting tool containing a browser-based reporting module that allows customers to view and download online CCS and ACP system generated reports from one application.  CCS and ACP reports may be accessed in HTML, PDF, and CSV formats.  The advanced application provides secured web access to reports, and can be deployed at the enterprise or local levels. The application delivers centralized viewing and downloading all from one application, thus reducing paper, printing, third party software, and staffing costs.

CSG Vantage® Plus Archives.  CSG Vantage Plus® Archives provides archival storage services through a CSG hosted, browser based application.  CCS®/ACP system-generated production report images ("Report Images") are stored in an archived data store and are accessible in HTML, PDF, and ASCII text formats.  CSG Vantage Plus Archives also offers the ability to archive report tables ("Report Tables") in Vantage for query and analysis.

Retention is configurable at the CSG Vantage report level for both Report Images and Report Tables in Vantage.  Standard deployment will provide for consistent report retention for all Customer's CSG Vantage Plus reports ("Vantage Plus Reports").  Custom solutions may also be deployed in the event Customer requests retention to vary by Vantage Plus Reports.

Standard deployment will also include a consistent Customer user profile that will allow Customer's users to have access to retained Report Images.  Customer solutions may also be deployed to support Customer's custom user access requirements as part of a custom implementation.

Report Image retention and any special user access requirements will be defined in a Customer Implementation Specification Sheet ("CISS") document which will be integrated, in each applicable instance, into a mutually agreed upon implementation Statement of Work to be executed by CSG and Customer.

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Standard deployment will also include storage of Report Images in CSG Vantage Plus Archives for a period of up to **** (*) *****.  Customer will have the option to (i) request that CSG pre-load up to *** (*) ****** of ********** ****** ****** or (ii) commence archiving Report Images from the date that CSG Vantage Plus Archives is implemented.  If Customer elects to have CSG pre-load historical data, the *********  period will commence from the date of the first historical Report Images.  Customer may request that CSG continue to provide storage of all or some specified portion of its Report Images for more than **** (*) ***** for the fees specified in Schedule F.  Such request shall be made not less than ***** (*) ******** **** prior to Customer's requested extension date and documented in an executed LOA.  Unless otherwise extended, pursuant to the preceding sentence, Report Images will be available to Customer for the five-year period, after which time the Report Images will be purged and no longer accessible.  In the event Customer requests extended retention for Report Tables beyond the current retention available in Vantage Plus, storage fees as listed in Schedule F will apply.

Card Account Update ("CAU") Service.  CSG will submit a file of Customer's Subscribers' credit and debit cards on file to Chase Paymentech.  Chase Paymentech will update and return the updated file which will automatically be entered into ACP.  Updates to such Customer's Subscribers' card accounts may include, but are not limited to, card expiration dates, association changes, and information related to lost or stolen cards.  Fees assessed by Chase Paymentech for file updates will be billed directly to Customer, per the separate merchant agreement between Customer and Chase Paymentech.

CSG Product Configurator ("PC") – Billing Configuration Edition ("BCE").  The Product Configurator Billing Configuration Edition is a back office application that is used to define billing code tables.  With this new application, CSG is providing a more robust definition and validation layer. BCE is used to manage the following code tables: 9xx, TM, TR, TT, 03, CT44.

CSG Product Configurator ("PC") – Enhanced Sales Edition ("ESE").  CSG Product Configurator – Enhanced Sales Edition is a centralized application supporting the definition of attributes required to operate and customize products that are sold and delivered within a CSG Customer’s business. ESE provides a common point of configuration for billing tables, marketing products and offers.  Requires CSG Product Configurator ("PC") – Billing Configuration Edition ("BCE").

CSG Product Configurator – Promotions ("Promotions").  CSG Product Configurator – Promotions is a centralized application supporting the definition of attributes required to operate and customize products that are sold and delivered within a CSG Customer’s business.  Promotions uses price plan billing to automate promotional price transitions and provides additional statement presentation capabilities.  Promotions requires CSG Product Configurator (PC) – Enhanced Sales Edition ("ESE") and CSG Product Configurator  – Billing Configuration Edition ("BCE").

Configuration Compare Report (CCR).  Configuration Compare Report ("CCR") is a reporting tool that will allow Customer to receive daily reports downloaded by CSG so that that will support Customer's need to monitor data configuration differences between its production and test environments (QTOK and PCOA, respectively).  Information from the CCR will allow Customer to make billing system configuration decisions that will keep the production and test environments aligned.  The CCR

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will be accessed via an SFTP website.  The CCR will be generated daily via an Excel, comma delimited file, as follows:

CCR will be available no later than 10:00 am, central time, Monday through Friday (except holidays) and will include data for the current day plus the **** (*) ********* ****.  The CCR will provide data for the following fields: UDF, 9xx, DLP/DLQ-EAR

*** (*) reports for the daily reports will be provided to Customer to show (i) what is in the production environment that is not in the test environment and (ii) what is in the test environment that is not in the production environment.  The reports will contain the full record of data, not just exceptions or missing data, with an indicator of discrepancies so Customer will have the ability to identify the fields on the records that are not aligned.

Complex Composite Services.  Complex Composite Services shall mean a primary service that is stored on CSG's provisioning database ("PDB").  A primary service shall mean a parent service that may or may not have children services.  For clarification purposes, examples of parent services will include a wireless telephone number, a wireless handset, and a wireless device (e.g., an air card).  Directory listing, call features, call forward numbers are children services of a parent service and are not considered a Complex Composite Service.  While residential voice telephone numbers and commercial service telephone numbers are considered Complex Composite Services which are also stored in CSG's provisional database ("PDB), they are covered under separate pricing agreements and will not be counted towards the capacity for any other Complex composite Services hereunder.

CSG TechNet®. CSG TechNet® enables technicians to access jobs/work orders and account information through wireless devices (including large screen devices such as laptops) to manage and complete jobs without dispatch assistance. Text messaging functionality allows tech-to-tech and tech-to-dispatch communication and provides technicians with alerts that may affect their scheduled appointments.  TechNet includes equipment capabilities, allowing technicians to update inventory real time when equipment is removed, added or swapped.

TechNet iOS. TechNet iOS is an enhancement to CSG TechNet that extends the core functionality of CSG TechNet within the operating system ("iOS") on Apple devices through direct integration with the iOS Safari browser.   TechNet iOS is designed to operate on Apple iOS devices only per current iOS versions as defined in the DEG.  TechNet iOS requires an application to be downloaded and installed on each iOS device.  Configurable CSG TechNet features specific to TechNet iOS that allow functionality with Apple iOS devices will include:

•	Audible Alerts – leverages Apple’s Push Notification Service for audible alerts which also enables alerts when the device is in battery saving mode (black screen)
•	Bar Code Scanning – enables scanning if the iOS device has a bar code scanning application installed
•	Credit Card Scanning – provides magnetic card reader functionality available when a headphone jack scanning device (third-party optional device) is present

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•	Jump out URL – enables the ability to link to external web-based applications from within CSG TechNet and provides the user option to seamlessly link back to CSG TechNet

In order for Customer to use TechNet iOS, Customer must:

-	establish an Apple iTunes B2B account (the “Apple Account”);
-	provide CSG with Customer’s login ID(s) for the Apple Account; and
-	manage distribution of the installation tokens provided to Customer under the Apple Account

(b)Customer's right to use TechNet iOS is non-transferable, governed by and subject to Apple's usage rules.

(c)Customer’s right to use TechNet iOS, as provided pursuant to the terms of the Agreement, is between CSG and Customer and not Apple.

(d)Customer agrees that (i) CSG, not Apple, shall be solely responsible for any claims related to Customer’s use of TechNet iOS and (ii) Apple has no obligation to furnish maintenance and support services with respect to TechNet iOS.

(e) Customer acknowledges that Apple and Apple’s subsidiaries are third party beneficiaries of the terms and conditions of Customer's use of TechNet iOS.

(f)Customer represents and warrants that it is not located in a country subject to a U.S. Government embargo, or that has been designated by the U.S. Government as a “terrorist supporting” country; and Customer is not listed on any U.S. Government list of prohibited or restricted parties.

(g)CSG’S total liability, only as such liability applies to Customer’s use of TechNet iOS for any claims related to or resulting from Customer’s use of TechNet iOS shall be limited to $*********.

TPV Interface.  The TPV Interface is an automated generic interface that will provide Customer's third party verification vendors (the "TPV Vendors") with the information necessary to complete the third party verification process for Customer's voice services to its Subscribers.  The TPV Interface will also be the communication channel by which the TPV Vendor(s) will provide data back to ACSR® Voice with verification that the information has been received and whether the third party verification process has been successful or unsuccessful.

CSG’s Customer Communication Center (“CCC”).  CCC is a unified customer communication solution that is comprised of Event Manager, (described below). CCC will provide Customer with the ability to capture and update Customer's subscribers' contact preferences, and integrate with event generating systems to orchestrate and apply business rules to help deliver a cohesive customer experience.  CCC may be used by Customer to support Connected Subscribers and Customer subscribers who are not Connected Subscribers.  Support of Customer’s subscribers who are not Connected

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Subscribers shall be subject to a subsequent Statement of Work which includes additional configuration, integration and related fees.

Event Manager.  As a component of CCC, the Event Manager application is a scalable and configurable transaction manager that automates complex subscriber events. The application’s flexibility allows it to  be used for a variety of workflow applications including downstream network provisioning.  Event Manager is comprised of an interaction broker system and pre-integrations to CSG’s Precision eMail® and Interactive Messaging platforms (subject to Customer’s standard terms of use of CSG’s Precision eMail® and Interactive Messaging Services).  Custom adapters can be created upstream and downstream to third party applications.  Event Manager may be provided to Customer as a licensed Service pursuant to the terms of this Agreement or as Customer hosted software pursuant to the terms of a subsequent license agreement.).  If Customer is not utilizing Event Manager in a certified Designated Environment or Customer has added third party applications, Customer shall be responsible for making all necessary modifications to such third party applications to ensure that they function properly with any updates or upgrades to CCC.  Custom software modifications are not included.

Under the terms of the Agreement, the Event Manager application is provided as a perpetual license, for the Term of the Agreement, and is delivered as a Service managed by CSG. As a Service managed by CSG, the provision of such Service is pursuant to the terms of the Agreement. The Event Manager Service provides Customer with the foundation for custom workflows and business rules that will be created with the initial implementation or subsequent implementations to enhance Customer's messaging capabilities. CSG will create and manage all business rules and workflows on Customers behalf as part of the Service for the fees provided in Schedule F. Customer may terminate its use of Event Manager as a Service and manage Event Manager on behalf of itself, upon providing CSG with *** ******* ****** (***) **** prior written notice and subject to CSG and Customer entering into a separate license agreement for such use.

CSG’s Ascendon™ Evolved Customer.  Customer Contact Preferences is a module of the CSG Ascendon Evolved Customer offering, and such module is provided as a Service by CSG pursuant to the terms of the Agreement. Customer Contact Preferences module provides Customer with the capability to store its subscribers' contact information and preferred notification delivery method based upon certain configurable notification events.  CSG is required to create, modify or delete Customer Contact Preferences templates that define the applicable notification delivery methods and notification events, which configuration shall be provided, pursuant to a mutually agreeable Statement of Work or Letter of Authorization for the fees provided in Schedule F.  Customer Contact Preferences may be used by Customer to support Connected Subscribers and Customer subscribers who are not Connected Subscribers.  Support of Customer’s subscribers who are not Connected Subscribers shall be subject to a subsequent Statement of Work which includes additional configuration, integration and related fees.

Financial Forecaster.  CSG Financial Forecaster is a service by which Customer is able to select from various flexible financial reporting schedule options that can include daily, weekly, and custom recurring schedules.  Based on the selected schedule and frequency, Customer will receive financial snapshot production reports (“Financial Snapshot Reports”) and files extracted from CSG Vantage® Plus and select CSG Vantage® tables, as documented in CSG’s Financial Forecaster User Guide.  Financial Snapshot Reports cannot be run on Customer’s actual month end date.  While Financial Forecaster relies

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on Vantage to provide this Service and its functionality, Vantage SLAs do not apply to Financial Forecaster.

Financial Snapshot Reports will be delivered to Customer via a secure file transfer protocol (“FTP”).  CSG will maintain the extracted data for the Financial Snapshot Reports on the secure FTP directory until (i) pick up by Customer or (ii) *********** (**) ***** following CSG's delivery of such extracted data, whichever is earlier.  A backup copy of the extracted data will be maintained by CSG for a period of *** ******* ****** (***) ***** following CSG's delivery of such extracted data.  For the File Restoration Fee set forth in Schedule F, such data shall be made available for pick up from the Archive FTP Directory by Customer upon Customer's written request (via email is sufficient) to CSG.

Specialized Report entitled, CPRM-006 Royalty Account Summary Report, for former Time Warner Cable, Inc. markets.  CSG shall deliver the CPRM-006 Detail File Report daily to a file transfer protocol site ("FTP") for pick up and use by Customer and, without limitation and at no additional fees.  CSG will maintain the daily delivered CPRM-006 Detail File Report on the FTP site until (i) pick up by Customer or (ii) *********** (**) ***** following delivery to the FTP directory, whichever is earlier.  A backup copy of CPRM-006 Detail File Report will be maintained by CSG for a period of *** ******* ****** (***) ***** following delivery of the CPRM-006 Detail File Report to the FTP directory.  For the File Restoration Fees as set forth in Schedule F, the CPRM-006 Detail File Report will be made available to Customer, at Customer’s request to CSG (via email is sufficient), from the FTP directory. CSG shall use commercially reasonable efforts to provide the daily CPRM-006 Detail File Report by ***** **** central time.

PDB Access. PDB Access will allow Customer to include their video and data Connected Subscribers' on the PDB with  their voice Connected Subscribers currently on the PDB, will allow a single provisioning interface for Customer's voice, video and data Connected Subscribers via the SODI.  In order to support required business functions, Customer will have use of PDB functions as well as back office functions to support the video and data Connected Subscribers being added to the PDB.

InfoCast Files.  InfoCast Files are scheduled applications that create data extracts which are compressed, encrypted, as applicable, and sent to a secure FTP directory maintained by CSG on behalf of Customer (the "InfoCast Pick Up Site").  CSG will author the logic to create the report files from CSG Vantage® data and enhance or modify the logic in the event Vantage data objects change.  InfoCast Files applications can be scheduled to run intraday, daily, weekly, monthly, or at specific intervals.  Customer will access the InfoCast Pick Up Site to retrieve the extracted data.  CSG will maintain the extracted data on the InfoCast Pick Up Site for *********** (**) ***** or successful download by Customer, whichever first occurs.

Preference Management Application for ACSR®.  The Preference Management Application for ACSR will allow Customer to update its identity management database (“IDM”) with subscriber preference information, which for purposes of this Service includes Connected Subscribers and Customer subscribers who are not Connected Subscribers, using the ACSR® AOI.

Payment Gateway Service.  The Payment Gateway Service facilitates the routing of, in each case, credit card transactions (Visa, MasterCard, Discover, and American Express) and debit card transactions,

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including Customer card transactions for Connected Subscribers as well as those originating from non-CSG systems, to Customer’s designated third party processors.

Customer Intelligence – Intelligent Accounts Receivables  (“Intelligent AR”).  Intelligent AR is a service offering by which CSG will perform analytics and predictive models on the payment data for Legacy TWC with a subset of (i) Customers’ Connected Subscribers and (ii) Customer’s subscribers for which Customer receive bill processing services from a third party billing processor (for purposes of the Intelligent AR service, the "Non-ACP Subscribers").  Intelligent AR will generate predictive behavior scoring profiles based on payment behavior data (“Output Data”).  CSG will deliver the Output Data to Customer and such Output Data will allow Customer to configure and classify payment groups for each and/or both of the Connected Subscribers and the Non-ACP Subscribers.  Such Output Data shall be based on the prior ****** (**) ****** of historical payment data for the Connected Subscribers and/or Non-ACP subscribers, as applicable, and shall be provided by (a) CSG for Connected Subscribers and (b) Customer for Non-ACP Subscribers.  Customer Data provided to CSG and Output Data delivered to Customer hereunder shall be transferred via Customer’s FTP site in accordance with processes determined by Customer from time to time, or as otherwise mutually agreed by the parties.  For avoidance of doubt, CSG will retain the prior ****** (**) ****** of historical data for Non-ACP Subscribers on a rolling basis for purposes of the Intelligent AR service, at no additional charge or fee to Customer.  Further, solely with respect to Connected Subscribers, CSG will integrate the predicted payment groups on a daily basis with CSG's Enhanced Accounts Receivables ("EAR").  For Non-ACP Subscribers, CSG will provide the Output Data to Customer on a daily basis.”

For avoidance of doubt, any and all analysis, scores, reports, records or data created, derived, compiled or added by CSG to any subscriber information of Customer and/or any Non-ACP Subscribers of Customer in connection with the Intelligent AR service, in any case, irrespective of the form, is the exclusive property and Confidential Information of Customer (for purposes of Intelligent AR the “Customer Data”) and deemed to be Customer Data under the Agreement.  In no event shall CSG retain, store and/or supplement any of its databases with any such Customer Data, in whole or in part, except in connection with any CSG Products and Services provided to Customer with respect to Connected Subscribers and solely as required for purposes of providing the Intelligent AR service with respect to Non-ACP Subscribers of Customer, nor shall CSG utilize any external information and/or any databases of any third party for purposes of providing the Intelligent AR service or share any such Customer Data with any third parties without obtaining the prior written consent of Customer, signed by an authorized officer of Customer. Upon expiration or termination of the Agreement, including any Transition Assistance Period, CSG shall include all Customer Data for the then current past ****** (**) ****** from the date of such expiration or termination identified in any deconversion notice.

CSG StatHub. CSG StatHub (“StatHub”) is a CSG web Service that provides Customer with the ability to view operational statistics related to those certain CSG Products and Services transactions for which CSG has developed StatHub functionality.  StatHub will provide Customer with access to view the data and queries that are part of StatHub functionality.  Customer will not have direct access to Customer’s Subscriber data from StatHub.  **** (*) ******** ***** will be allowed access to StatHub at any given time. StatHub is for Connected Subscribers only.

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StatHub is not subject to the standard CSG change management process and as such, CSG reserves the right to make changes to StatHub at any time without prior notification to Customer; provided, however, CSG shall use reasonable efforts to provide Customer with *** (*) **** advance notice (e-mail is sufficient) prior to making changes to StatHub.

StatHub supports Google Chrome and Mozilla Firefox browsers.

CSG reserves the right to terminate Customer’s access to StatHub (“CSG’s Termination Rights”) based on Customer’s StatHub usage, as follows:  if at any time during the term of the Agreement, Customer has not accessed StatHub for ***** (**) *********** ******** ****, CSG shall provide notice to Customer (email is sufficient) of such period of inactivity and CSG shall have the right, without further notice, to terminate Customer’s access to StatHub.  Customer may discontinue use of StatHub for *********** by providing CSG ****** (**) ***** prior written notice (the “Notice Period”) ******* ****** or *******.  Customer will be liable for applicable Support and Maintenance fees through the Notice Period, but will not be liable for any StatHub Support and Maintenance fees thereafter.

Order Account Audit Tool (“OAAT”).  OAAT will allow Customer Service Representatives (“CSRs”) to complete orders with a higher degree of accuracy by providing a series of edits during the order creation process that will notify CSRs if the order has violated a rule.  CSG shall develop and provide a hosted database, which will include all Customer audit rules created at Customer’s request in connection with the OAAT Service.  The hosted OAAT Services architecture will provide for production and hot backup for failover protection.

OAAT Enhancements:

IntelligentHome Order Entry Enhancement.  This enhancement provides a user interface and application integration enhancement for Customer’s IntelligentHome services for the purpose of enhancing order entry from CSG's Advanced Customer Service Representative ("ACSR®") Order Workflow for Customer’s customer service representatives that will include integration with the TWC IntelligentHome serviceability and lead management web services.  CSG shall provide support hours per month as identified in and for the fees provided in Schedule F.

E911 Enhancement.  This enhancement provides an automated service to supplement the CCS® billing system, ACSR® and ACP-V functionality provided by CSG to Customer such that qualifying Subscribers temporarily maintain Emergency 911 services (the "E911 Services") following non-payment downgrade actions in accordance with Customer’s business requirements (for purposes of this Amendment, the “E911 Enhancement”).  CSG shall provide support hours per month as identified in and for the fees provided in Schedule F.

Precision eCommence®.  The integration of CSG’s Precision eCommerce suite with PC and PC – Enhanced Sales Edition (“PC-ESE”) allows customers to define all product offers in a single location and be distributed to each channel application supported.  Precision eCommence now supports this integration and allows customers to own the definition and change management process around offers that are displayed through the Precision eCommence application suite.

Custom Services.  The following Services have been created by CSG to provide Customer with additional functionality as requested by Customer and agreed by CSG to provide.  For the avoidance of

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doubt, while these Services are custom, CSG maintains ownership of the Services and its underlying Intellectual Property and CSG may provide these same or similar Services to other customers.  CSG and Customer agree, CSG shall not use Customer’s Confidential Information in the provision of these Services to other customers.

Database Services re Customer's Electronic Trackable Appointments Service.  As part of the Electronic Trackable Appointments Service, CSG shall develop and provide a database.  The database will be hosted by CSG on *** (*) ********* *** ******* for each Customer’s subscribers and will store each Customer’s subscriber appointment-specific contact information (the "Information").  The Information shall be available to each Customer for its external applications for a period of ****** (**) **** via web services.  CSG shall perform the design, development, programming and reporting services related to the Electronic Trackable Appointment Service pursuant to the Statement of Work to be executed by CSG and Customer (CSG document no. 2306468) (the "SOW").  Customer and CSG agree that all Work Product and Deliverables related to the Electronic Trackable Appointment Service shall be the sole and exclusive property of CSG, excluding the Information, regardless as to whether such Information is marked and/or stated as confidential or proprietary, which shall be deemed to be Confidential Information of Customers.

ITV Query Process for Identification of Subscriber Active Rows.  CSG develops and implements a CSG hosted database process that will allow Customer to identify the active rows of its subscriber accounts.  CSG shall perform the design, development, testing and implementation services related to the ITV Query process pursuant to that certain Statement of Work to be executed by CSG and Customer (CSG document no. 2313994) (the "SOW").  Customer and CSG agree that all work product and deliverables created by CSG pursuant to the SOW be the sole and exclusive property of CSG, excluding Customer data that is contained within the database, which shall be deemed to be Confidential Information of Customer whether or not such data is marked and/or stated as confidential or proprietary.

Identity Management Database (IDM) Synchronization.  The IDM Synchronization Service will allow Customer to synchronize its identity management database (“IDM”) with CSG’s Ascendon Evolved Customer (“EC”) Customer Contact Preferences module database.  All subscriber related data, which for purposes of this Service includes Connected Subscribers and Customer subscribers who are not Connected Subscribers, from a subscriber preference standpoint will be copied and stored in the EC Customer Contact Preferences module database.  IDM is an enterprise user management product, procured by Customer, which functions to assist Customer with management of the creation, deletion, and modification of user accounts across Customer’s Windows and Unix environments.

Vantage Custom Tables

Vantage Accounts Receivable Segmentation Reports – Provides Customer with specific SQL queries from Vantage which provides detail tables and summary tables for previously identified Customer systems.  Any additional tables or Customer systems required for the Vantage Accounts Receivable Segmentation Reports shall be provided pursuant to a mutually agreed Statement of Work.  CSG shall provide storage for up to **** (*) ******** ********, provide limited user capabilities for *** (*) **** (“Schema Owner”) with the ability to run **** (*) ********** ********.  Each Customer

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user will need a Vantage license.  CSG and Customer agree the system is not intended to store any personally identifiable information and as a result Customer is responsible for ensuring no personal information is contained in any of the Vantage Accounts Receivable Segmentation Reports.

Vantage Revenue Model Activity Reports – Provides Customer with specific SQL queries from Vantage which provides detail tables and summary tables for previously identified Customer systems.  These SQL queries will run automatically on a monthly basis and stored by CSG.  Any additional tables or Customer systems required for Vantage Revenue Model Activity Reports shall be provided pursuant to a mutually agreed Statement of Work.  CSG shall provide limited user capabilities with administrative rights for *** (*) **** (“Administrative Schema Owner”) with the ability to run ******* (**) ********** ********.  CSG shall also provide limited user capabilities an additional user with access only to Output Tables (“Schema Owner”) and the ability to run ******* (**) ********** ********.  CSG and Customer agree the system is not intended to store any personally identifiable information and as result Customer is responsible for ensuring no personal information is contained in any of the Vantage Revenue Model Activity Reports.

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Exhibit C-1

Communications Control System (CCS®) & Advanced Convergent Platform (ACP)

1.CCS® Services.  Included within the Products purchased by Customer in accordance with Sections 2.2(a) or 3.1, are the data processing services, applications and other video, HSD and voice services (“CCS® Services”) as is consistent with Section I.A of Schedule F.  The CCS Services will provide Customer with an on-line terminal facility (not the terminals themselves), service bureau access to CCS or ACP processing software, adequate computer time and other mechanical data processing services as more specifically described in the Documentation.  Customer’s personnel shall enter all payments and non-monetary changes on terminal(s) located at Customer’s offices, or provide CSG payment information on magnetic tape or electronic record in CSG’s format.  CSG and Customer acknowledge and agree that the Documentation describing the CCS Services is subject to ongoing review and modification.

2.Implementation/Conversion Services and Fees.  CSG shall provide installation, implementation and conversion services as described on Schedule G in connection with Customer’s conversion of each Connected Subscriber (the “Implementation/Conversion Services”). For Connected Subscribers added to this Agreement subsequent to the Effective Date of this Agreement, each Party shall pay the other Party the applicable fees set forth in Schedule F for the Implementation/Conversion, if any.

.

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Exhibit C-X

Additional Services Information

A.ACP/ACSR®

Enhanced Account Ledger (EAL). The functionality was designed to provide customers an online view of the statement and ledger that was more representative to what the end user saw on their statements.  In addition, the new consolidated view also makes it easier for CSRs to access information in one central location, which helps to minimize talk-time.

Account Hierarchies. Account Hierarchies provides Customers with a basic hierarchical infrastructure where accounts can be linked together in a hierarchical manner to support multiple lines of business, as well as Business-to-Business accounts.  Multiple groups will be created that connect subservient accounts across the entire business organization

B.  Intentionally left blank.

C.Application Object Interface (AOI).  Application Object Interface enables CSG’s customers to programmatically develop customized external applications to access and retrieve information directly from CSG’s Advanced Customer Service Representative (ACSR) program.  With AOI, you can request specific customer-related information from ACSR, open predefined windows in ACSR, and request certain status updates from ACSR.  These external customer applications can exist on the same desktop as ACSR or run on a remote server selectively communicating with all the customer workstations.

D.Intentionally left blank.

E.  Ascendon™ Stored Payment Instruments Service.  The CSG Ascendon Stored Payment Instruments ("SPI") service enables the storage of Payment Instruments (defined below) for Customer’s inactive and Connected Subscribers; SPI service is available to Customer's (a) customer services representatives ("CSRs") and (b) Connected Subscribers via any Subscriber facing payment applications.  SPI may be utilized by Connected Subscribers with both one-time and recurring credit card, debit card and EFT/ACH accounts (the "Payment Instruments") to make payments on any such Connected Subscriber's selected accounts using registered Payment Instruments stored in such Connected Subscriber's Payment Profile(s).

The CSG Ascendon Stored Payment Instruments is a Service provided as additional functionality to the platform operating the CSG Payment Gateway service.  CSG’s Payment Gateway  service is certified and validated as compliant with PCI-DSS standards pursuant to CSG's 2014 "Attestation of Compliance-Service Providers Payment Card Industry (PCI) Data Security Standard (DSS)" ("AoC").  Commencing with CSG's 2016 AoC and conditioned upon CSG’s implementation into production of SPI, certification and validation of SPI will be assessed included by name on the CSG PI DSS AoC.  In addition, prior to CSG implementing SPI in production, CSG or its third party Qualified Security Assessor shall complete a compliance assessment.

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A registered Payment Profile may be established by CSRs, at a Connected Subscriber's request, and for anyone with a recurring payment instrument on file with Customer and by Connected Subscribers at each such Connected Subscriber's option, and stored by CSG and will include certain of Subscriber's personal data and such Subscriber's Payment Instrument(s) (the "Payment Profiles").  Each Payment Profile will contain one (1) Stored Payment Instrument.

Following initial implementation under the SPI SOW and use of SPI by Customers in production, all new Connected Subscriber Payment Instruments will be available for both one-time and recurring payments, as applicable.

(a)Requirements. The same requirements as applicable to Payment Gateway Services, as defined therein shall similarly apply to SPI services, excluding the language relating to interchange fees (last six (6) sentences) which are not applicable to SPI services.  In addition:

•	Customer is responsible for obtaining approval from each Connected Subscriber prior to storing Payment Instruments and related Connected Subscriber data to be used for Stored Payment Instruments.
•

CSG will provide Support Services for the SPI services in accordance with Section II of Schedule H of the Agreement, including the then-current release version, plus the *** (*) prior releases of SPI at any given time; provided, however, that notwithstanding the foregoing, CSG shall not cease supporting SPI unless Customer fails to upgrade its version of SPI to the then-current or *** (*) of the *** (*) prior releases of SPI within a timeline mutually agreed upon by Customer and CSG.

(b)Use of SPI.  Customer and CSG agree that all information and data accessed through SPI is “Confidential Information” and as such shall be kept strictly confidential in accordance with the Agreement.

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Exhibit C-2

Print and Mail Services

1.Services.  For the fees set forth in Schedule F, CSG will provide to Customer, and Customer will purchase from CSG, Customer’s requirements for the composition, printing and mailing of monthly statements to Customer’s Connected Subscribers and for Non-ACP Subscribers as defined in Schedule A (the “Print and Mail Services”).  The provision of any additional Print and Mail Services that are not included as part of this Exhibit C-2 or are requested to be implemented in addition to how they are identified in C-2 (a) or C-2 (b) shall be made available pursuant to a mutually agreed SOW.  This Exhibit C-2 identifies the Print and Mail Services provided to Customer to regardless of whether the subscribers are Connected Subscribers of Non-ACP Subscribers.  In addition, CSG will provide to Customer all of Customer’s requirements for the composing, printing and mailing of monthly statements to Non-ACP Subscribers pursuant to Attachment C-2(a).  Further, CSG will provide to Customer all of Customer’s requirements for the printing, mailing and composing of monthly statements Connected Subscribers pursuant to Attachment C-2(b).

2.Postage.  CSG shall purchase the postage required to mail statements to Customer’s subscribers (“Subscriber Statements”), notification letters generated by CSG, past due notices and other materials mailed by CSG on behalf of Customer. Customer shall pay CSG for all postage expenses incurred in the performance of the Print and Mail Services in accordance with Schedule F.

3.Deposit.  As of the Effective Date of this Agreement, CSG holds a security deposit equal to the estimated amount of disbursements for *** (*) ***** as reasonably determined by CSG based upon the projected volume of applicable services to be performed monthly by CSG (the “Deposit”) for the payment of the expenses described in Sections 2 and 3 of this Exhibit C-2 (the “Disbursements”).  If Customer incurs Disbursements greater than the Deposit for any month, Customer shall, within ***** (**) ******** **** of receipt of a request from CSG to increase the Deposit, pay CSG the additional amount to be added to the Deposit.  CSG will return to Customer a portion of the Deposit if the Disbursements incurred by Customer on a monthly basis are less than the Deposit for ***** (*) *********** ******.  In addition to the foregoing, CSG shall have the right to apply the Deposit to the payment of any invoice from CSG which remains unpaid following the termination or expiration of this Agreement.  Any portion of the Deposit that remains after the payment of all amounts due to CSG following the termination or expiration of this Agreement will be returned to Customer.  Customer shall not be entitled to receive interest on the Deposit while it is maintained by CSG.

4.Enhanced Print and Mail Services.

(a) Enhanced Statement Presentation.

(i)

Development and Production of ESP Statement.  CSG has developed a customized billing statement (the “AESP Statement”) for Customer’s subscribers utilizing CSG’s AESP services.  Customer may request and CSG may provide changes to the AESP Statements pursuant to a separately executed and mutually agreed upon Statement of Work.  Customer may revoke CSG’s

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rights to use Customer Intellectual Property any time upon written notice to CSG.
(ii)

Supplies.  CSG will suggest and Customer will select the type and quality of the paper stock, carrier envelopes and remittance envelopes for the AESP Statements (the “Supplies”).  CSG shall purchase Customer’s requirements of Supplies necessary for production and mailing of the AESP Statements.  CSG shall charge Customer the rates set forth in Schedule F for purchase of Supplies.

5.CSG Mail Trace.  Mail Trace is CSG’s mail tracking product that uses a special barcode to track letter-size mail through the USPS system at the piece level.  CSG offers Mail Trace on both outgoing and incoming mail.  As the piece travels through the mail, data such as time, date and location are recorded on USPS equipment and sent to CSG.  Mail Trace data is accessible via DirectNet, ACSR, and/or a daily file on the Customer’s ftp outgoing site.  Optional Mail Trace features include populating Vantage tables and utilizing ACP settings for the automatic delay of delinquency actions based on Mail Trace data.

6.CDR Repository.  The CDR Repository is a database repository which captures and organizes CDRs in a customer-friendly format from Event Processing Systems (EPS) and provides a convenient and responsive interface to CSG’s Electronic Bill Payment and Presentment (EBPP) for the retrieval of the CDRs for display.  The terms and conditions for CSG-hosted or Customer-hosted CDR repositories are applicable for the APC Commercial Upgrade.  Customer will have the flexibility to use CDR for any account with telephone lines, regardless of the number of lines on the account.

7.SmartColor Printing. CSG shall provide SmartColor Printing for Customer’s subscribers. SmartColor Printing is available on both sides of each physical page and provides less than or equal to twenty percent (20%) ink color coverage.  In the event customer wishes to produce statements or other documents with up to and including thirty percent (30%) ink color coverage, CSG shall make the additional coverage available and invoice Customer for the additional fees provided in Schedule F.  If ink saturation exceeds thirty percent (30%), CSG shall provide the additional coverage and invoice the additional Print Processing Fee based on the actual ink saturation required.  Due to saturation of color and CSG’s experience with offline processes, such as lockbox processing, CSG and its technology partners require 24# paper weight for up to and including thirty percent (30%) ink color coverage to support SmartColor Printing.

Should an event require activation of CSG’s disaster recovery plan, or in the event of an unforeseen or unplanned outage that prohibits SmartColor Printing, (a) CSG will use commercially reasonable efforts to continue printing in color using SmartColor Printing, although colors may vary slightly, or, if unable to do so, (b) CSG will notify Customer and, thereafter, statements or other documents will be printed using black/white print technology.  In such event(s), Customer shall not be charged the SmartColor Printing fee for the statements or other documents printed using black/white print technology.

8.Message Manager.  Message Manager is a fully hosted web application that will provide Customer with the ability to compose and maintain document messages, providing robust statement

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

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message composition, prioritization, rich text, basic selectivity, and preview and reporting capabilities to facilitate Customer’s communication with its subscribers.

9.Print and Output Services (see Attachment A.1 to Exhibit C-2). Print and Output Services shall include formatting of data as provided by Customer for the purposes of archival, physical document printing, mail piece production or electronic presentation.

(a)

Document Archival.  Electronic document archival is available using one of the archival services or products provided in the Agreement.  Long term archival may include the creation of CD-ROM or DVD or online as requested by Customer.

(b)	Physical Document and Mail Piece Processing. Physical document processing shall include:

•	Printing, inserting and mailing of all mail pieces, single and multiple pages, into a specified carrier envelope.
•

The appropriate return envelope as well as inserts as required.  Up to *** (*) ******* (including a BRE) may be included with each mail piece setup.  For purposes of the previous sentence, BRE shall mean Business Reply Envelope.

•	Ensuring that all mail pieces are properly folded and inserted and meet all addressing and delivery point bar code placement conforming to United States Postal Service (“USPS”) standards.
•

CSG offers systems and tools to facilitate Customers’ compliance with USPS requirements with respect to address updates.  However, Customer is ultimately responsible for both (a) providing CSG with complete and accurate mailing addresses for each of Customer’s respective customers, and (b) indemnifying CSG against any USPS claims or actions made by the USPS, and reimbursing CSG for any additional postage costs assessed by USPS, due to Customer's failure to provide CSG with complete and accurate mailing addresses for Customer's customers.

•	Balancing against the quantities on the system generated reports to ensure all mail pieces were inserted.
•	Ensuring that all mail pieces are processed for delivery in accordance with applicable delivery time frames.
•

Maintaining the integrity of all postal sorts and postal discounts on all mail pieces under this Agreement and, for US mail, balancing the postage accuracy against the USPS-certified postal software reports provided by CSG.

The specific Print and Output Services capabilities that will be implemented for Customer will be set forth in a mutually acceptable SOW.

10.Advertising Sales.  If space and advertising is available in Customer’s billing statement mailings (the "Statements") for advertising inserts, Customer may wish to have CSG insert advertisements into the Statements, in accordance with the terms and conditions of the Proposal document executed at the time such insertion is made.

11.CSG InView.  CSG InView is a CSG-hosted, online statement archival service that will replace Customer's current CD-ROM or DVD Archival for Statements services previously described, Schedule F, "CSG Services," Section III. "Payment Procurement," subsection 7(a)(i). entitled "Archival for Statements - Duplicates" ("CD-ROM/DVD Archival for Statements").  Customer's

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

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statements, including statement backers and ad pages, will be available for Customer to view and retrieve, in pdf format, not later than *********** (**) ***** after completion of Customer's then-current Billing Cycle.

CSG InView will permit Customer access to its Subscribers' prior (from and after January 15, ****), current and future statement images for a period of up to ***** (**) ****** from the date that each such statement image is available for viewing (the "Statement Data Retention Period"), after which time the pdf statement images will no longer be accessible to Customer.

Further, Customer Subscribers' Customer Letters can be stored in the same CSG InView storage instance.  As a result, CSG InView will permit Customer access to its Subscribers' Customer Letters for a period of up to *** (*) ****** from the date that each such Customer Letter is available for viewing (the "Customer Letter Retention Period"), after which time the pdf Customer Letter images will no longer be accessible to Customer.

12.Braille and Large Print Statements.  Customer can flag specific customers to receive a Braille or Large print statement.  CSG will create a PDF file of these customers.  This file is sent to a designated FTP site, to be retrieved by the Customer’s vendor of choice.  The Customer’s vendor will in turn convert these statements to Braille or Large Print format and print and mail these statements.  The specific Service capabilities that will be implemented for Customer will be set forth in a mutually acceptable Statement of Work.

13.Multiple Languages.  CSG will offer the ability to provide statements and correspondence in English and Spanish.  Customer is responsible for proper translation of content.   This capability will be implemented in a mutually acceptable Service SOW.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

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Attachment A.1 to Exhibit C-2

Print and Output Services

1.  CONVERSION.  CSG will require a minimum of ****** (**) **** from the date of execution of a conversion SOW to complete all conversions contemplated herein. Actual timelines will be determined after the Effective Date during requirements gathering and documented in the SOW and may be subject to change due to delays in Customer’s responsibilities and deliverables, changes to specifications or changes in project scope.

2.

DELIVERY STANDARDS.  CSG agrees to provide delivery services based upon the following standards.  The delivery standards exclude major holidays, which shall be defined as New Year’s Day, Memorial Day, 4th of July, Labor Day, Thanksgiving Day and Christmas Day.

Mail Piece Delivery: Unless noted otherwise, CSG will ensure that *********** percent (**%) of Customer’s mail pieces are mailed within *********** (**) ***** of successful receipt of a properly formatted data file, and will ensure that *** ******* percent (***%) of Customer’s mail pieces are mailed within *********** (**) ***** of successful receipt.  Further, CSG will require an additional *********** (**) ***** to mail non-automated mail and mail piece reprints.  Performance standard measurement begins ***** (**) **** following each new conversion.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

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ATTACHMENT C-2(a)

Non-ACP Subscribers Only

Mail Pieces:  May include invoices, statements, customer letters, reports and other transactional documents.

Cycle:  A cycle is defined as the time period beginning at 12:01 a.m. and ending at 12:00 midnight in the time zone where physical printing occurs.  A cycle can include multiple Customer file transmissions of mail pieces.  As used in this Agreement, the terms “Customer file” or “data file” shall mean a single job of like pieces for Customer.

Turnaround:  The elapsed time between the end of transmission of an accurate and complete data file and the point where the last mail piece of that transmission is delivered to USPS.  For any mail piece sent to a third party for further processing to receive the lowest postal rates, the turnaround time clock stops when CSG has completed preparation of the mail piece for pick-up by the third party provider.

Per Cycle Minimum.  Customer must have a minimum of **** billing cycles per month, but no more than ********** billing cycles per month.

Exact View. Exact View is a fully-hosted web application that electronically stores, retrieves and prints a document exactly as it appears to Customer’s customers, including customized document messages, and advertisements that are printed on the document (“Document”).  It allows for customization of index fields and storage options to be determined by the Customer.  The base product includes:

•	Hosting and storage of composed Documents on CSG’s servers, which are maintained and supported by CSG.
•	Conversion of CSG invoices to display in PDF format (“Image”).
•	****** (**) ****** of Image storage.
•	Customer Service Representative (“CSR”) Workflow Screens which permit the CSR access to specific customer Document information as identified in index fields available within an Image.
•	Analyst Workflow Screens which permit Customer to view the same information as the CSR Workflow Screens and also permit searching, sorting and retrieval of Images across multiple customer records.

Product Modules to the base solution include the following. Specific fees for these modules, as requested, are outlined in Schedule F.

•	Additional months of storage for Documents and Images beyond the base product storage of ****** (**) ******.
•	Option for additional months of storage of raw data for Reprints sent to CSG’s Output Solutions Center (“OSC”) beyond the ****** (**) **** base offering.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

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Customer Letters. CSG will provide Customer with access to a Customer Letter GUI through web application screens which allows Customer to create, edit, validate, preview, update, and approve customer letters.  Customer Letters offer advanced flexibility, supporting page and font formatting, insertion of graphics and the use of any font supported by Microsoft Word.  Customer may also choose the paper stock.  Letters are reviewed by CSG to ensure there are no print quality issues and then placed in an Active status for use in production.  The specific Customer Letter capabilities that will be implemented for Customer will be set forth in a mutually acceptable Statement of Work or Letter of Authorization.

Data Storage Services.  This Service provides data storage for Legacy BHN for a portion of ****, ****, ****, **** and **** for specified and agreed system principles for Legacy BHN.  CSG will make the data available in a text file and provide and will provide agreed upon data and information in a reasonably period of time as requested by Customer.

Third Party Biller (NetCracker) Provisions.

1.

Customer, ********** or both shall transmit customer data from Customer’s platform to CSG in compliance with the provisions of the Agreement.  Customer data shall not be delivered to, reside on, be administered from or be transmitted to CSG from other than Customer’s platform.

2.

Unless CSG is otherwise notified by Customer in writing and subject to the provisions of this Amendment, ********** shall be Customer’s single point of contact in connection with customer data transmitted to CSG, including access to CSG’s help desk and issue resolution support.  Customer authorizes CSG to receive requests and inquiries from ********** to CSG’s International Service Desk (“ISD”) or CSG’s designated account representative and to transmit responses, proposed actions plans and final resolution information to ********** on Customer’s behalf.  Customer will be responsible for ************ compliance with ISD procedures and requirements.  CSG is entitled to rely on the information and direction received from ********** without further inquiry.  With respect to data transmission errors, CSG will contact Customer.

3.	********** shall not have, and Customer shall not provide, direct access to any Customer or CSG information accessible through mycsgconnect.com.
4.

At no charge to Customer, CSG shall establish a new originating IP address for use by **********.  The existing IP address shall remain in place for use by Customer.  Customer data files will continue to be encrypted using existing FTP software (IPSwitch).  Any further changes in connectivity, transmission or other communication lines and the fees applicable thereto are subject to mutual written agreement of the parties.

5.

**********, as a contractor of Customer, may have access to and use of either party’s Confidential Information, subject to Article 10 of the Agreement.  Customer shall be responsible for enforcing the provisions of Article 10, Confidentiality, with respect to ************ access to and use of any CSG Confidential Information.  Customer agrees that ********** shall not provide, and will not permit ********** to provide, any **********

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

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confidential information to CSG without mutual written agreement of Customer, CSG and ********** as to the nature, use and protection required in connection therewith.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

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ATTACHMENT C-2(b)

Connected Subscribers Only

Enhanced Past Due Notices.

Development and Production of Enhanced Past Due Notices. CSG has developed a customized enhanced past due notice (the “Enhanced Past Due Notice”) for Customer’s subscribers.  Customer may elect to use CSG’s generic Enhanced Past Due Notice format or have CSG develop custom Enhanced Past Due Notices for Customer.  If Customer elects to have CSG develop custom Enhanced Past Due Notices, CSG will perform the design, development and programming services related to design and use of the Enhanced Past Due Notices  and create the Enhanced Past Due Notices  pursuant to a separately executed and mutually agreed upon Statement of Work.  If Customer elects to have CSG develop custom Enhanced Past Due Notices, CSG will develop one custom format; multiple custom formats shall not be used.

Supplies. CSG shall purchase Customer’s requirements of Enhanced Past Due Notices supplies necessary for production and mailing of the Enhanced Past Due Notices.  Customer shall pay CSG the rates set forth in Schedule F for the purchase of such supplies.  Unless Customer requests to use custom paper stock, CSG shall supply the type and quality of the paper stock for generic Enhanced Past Due Notices.  Customer may elect to use custom paper stock for generic and custom Enhanced Past Dues.  Enhanced Past Due Notices will be mailed in generic envelopes.

Per Cycle Minimum.

Customer must have a minimum of **** billing cycles per month, but no more than ************ (**) billing cycles per month.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

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Exhibit C-3

Financial Services

1. Services.  Should Customer choose to use the following Financial Services in this Exhibit, CSG shall provide the Financial Services herein for the fees set forth in Schedule F: One-Time and Recurring Paybill Advantage®, Risk Management Services (******* Interface), Payment Gateway Service Credit Card Processing, Cash Register Receipts, Card Account Update (“CAU”) Service, Recovery Management Services, and CSG CheckPay.

2.Compliance with Laws.  Customer will comply in all material respects with all federal, state and local laws and regulations pertaining to consumer credit information (including, without limitation, the Fair Credit Reporting Act, 15 USC, §1681, et seq.), electronic processing and any other financial activity related to the Services provided by CSG under this Exhibit.  In the event of material evidence of fraudulent activity by Customer, CSG may immediately discontinue all Services under this Exhibit.

3.Records.  CSG shall maintain records of the transactions it performs under this Exhibit, but shall not be liable for any damage, loss of data, delays and errors in connection with Services provided hereunder that are beyond CSG’s reasonable control.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

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Exhibit C-3(a)

Electronic Payment Services (Paybill Advantage®)

1. Electronic Payment Services.  Should Customer choose to use the following Financial Services in this Exhibit, CSG will provide to Customer for the Fees provided in Schedule F Customer’s requirements for the data processing services for the Connected Subscribers, including reasonable backup security for Customer’s data, to support electronic bill paying services as set forth in Section 2 below (the “Basic Services”) for all of the Subscribers that elect to utilize Customer’s electronic bill payment services.

2.Basic Services

(a) Consumer Debits. Each Subscriber will have the option to pre-authorize a debit to either their checking account or savings account each month for a predetermined date (to be selected by Customer from a range provided by CSG).  CSG or, if applicable, its third party ACH Originator will be responsible for the disbursement, remittance and settlement of all funds.  CSG will create and submit a pre-authorized payment disbursement file according to bank industry standards (National Automated Clearing House Association, “NACHA”, or Electronic Data Interface, “EDI”) containing a debit record for Subscribers who have pre-authorized monthly debits to be made from checking or savings accounts on a day designated by Customer each month. The ACH Originator will submit to an automated clearing house data in the required form for the collection of the monthly payments from Subscribers bank accounts, which will be effected on the collection date, or if that date is not a banking day, the first banking day after such date.  Each debit will be submitted so as to effect the payment on the designated date.

(b) Credit of Remittances.  CSG will post to Subscriber’s CCS or ACP account a payment transaction for each processing Subscriber on the Subscriber’s collection day.  For purposes of this subparagraph (b), a Subscriber’s “collection day” shall mean: (i) for recurring EFT transactions, the day the Subscriber’s payment transaction posts to CCS; and (ii) for one-time EFT transactions, the day that the ACH transaction  (via a payment batch) is released by CSG to the originating bank.

(c) Enrollment Process. Customer is responsible for obtaining Subscriber enrollment information that authorizes his respective bank to post debit transactions to his respective bank checking account or savings account as required by NACHA. Customer will input Subscriber type of account, bank account number, payment method, and bank routing information into CCS or ACP. CSG will initiate an ACH prenote the day the form is processed or the day after the form is processed if the form is entered after the daily cutoff time. A daily report will be generated for the Customer each business day for which input is processed showing that a prenote has been initiated.  If the prenote process produces an error, CCS or ACP will automatically update the Subscribers’ payment status to reflect an error and add the error to a daily report. If the error was correctable by the receiving depository financial institution, CCS® or ACP will automatically update the information on CCS or ACP. The first debit will be initiated on the appropriate date to effect the debit on the Customer’s predetermined date.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

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(d) Automatic Pre-Authorized Payments.  CSG and its third party ACH Originator shall provide automatic payment deduction which will occur monthly on a predetermined date (selected by Customer from a range supplied by CSG). CSG will submit a file to the ACH Originator *** (*) **** prior to the date the deduction is scheduled to take place. The Subscriber payment amount submitted to the ACH Originator will be the statement balance if the statement balance is less than the current balance or if the statement balance is greater than the current balance, then the current balance will be used.  If the designated date for deduction falls on a weekend and/or holiday, the deduction will not occur until the next scheduled banking day.

(e) Settlement. The ACH Originator will credit Customer’s bank account for the gross ACH collection per the ACH Originator's schedule.

(f) Settlement of Returns. The ACH Originator will settle returns against Customer’s bank account per the ACH Originator’s schedule.

(g) Record Keeping. Customer is responsible for maintaining Subscriber authorization forms for a period no less than what is required by applicable law, NACHA, other applicable regulations or upon notice from CSG a term required by third party vendor.

3.Additional Services.  If Customer desires CSG to provide other services in addition to the Basic Services, the Parties agree to negotiate in good faith with respect to the terms and conditions (including without limitation, pricing) on which such services shall be provided. Such services include, but are not limited to (i) special computer runs or reports, special accounting and information applications; and (ii) data processing and related forms and supplies and equipment other than those provided as standard pursuant to this Agreement (the “Additional Services”). The description of any such additional services, and any other terms and conditions related thereto, shall be set forth in an amendment to this Agreement signed by both Parties.  Unless otherwise agreed in writing by the Parties in such amendment any such additional services shall be subject to the terms of this Exhibit.

4.Subscriber Authorization.  Customer shall obtain from each Subscriber the proper documents authorizing automatic transfers to and from such Subscriber’s savings account or checking account.  Customer will enter only valid authorizations for processing. Customer will adhere to all NACHA requirements regarding electronic bill payment authorizations.

5.Collection Data.  Customer shall update Subscriber account balance information to provide necessary data for the Basic Services and Additional Services and shall ensure through periodic checks and updates that the data is current and accurate at all times.

6.ACH Originator.  Customer acknowledges and agrees that this Exhibit is only between Customer and CSG and, that as a result, Customer gains no relationship with institutions used by CSG for ACH processing. CSG will contract with the financial institutions specified by Customer and approved by CSG, provided that CSG will not unreasonably withhold its approval.

7.Subscriber Reports.  If Customer requests that CSG provide Customer with a tape containing information regarding Customer’s Subscribers and related banking information and payment data,

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

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then Customer shall pay CSG’s then current rates for such tape.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

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Exhibit C-3(b)

Risk Management Services (*******)

1.Risk Management Services (*******).  Should Customer choose to use the following Financial Services in this Exhibit, CSG will provide to Customer for the fees provided in Schedule F Customer’s requirements for those consumer credit information, scoring services or other data stored in CSG’s vendors consumer credit reporting database, (the “Risk Management Services”) for the Subscribers that elect to utilize Customer’s Risk Management Services.

2.Use of Credit Information.  Customer hereby agrees that it will request credit information received from CSG solely for said Customer’s use in connection with (i) credit transactions between Customer and the consumers to whom the credit information relates, (ii) employment purposes, (iii) underwriting of insurance, (iv) collection activity, and (v) government licensing, or for other “permissible purposes” as defined by the FCRA and applicable third party vendors (i.e. ******* and ********), and will neither request nor use any such information for any other purpose.

3.Confidential Treatment. Customer will take reasonable precautions to assure that consumer credit information will be held in strict confidence and disclosed only to those of its respective employees and third party contractors whose duties reasonably relate to the legitimate business purposes for which the information is requested or used to those to whom it may permissibly resell consumer reports hereunder.

4.Intellectual Property.

(a) No License. Customer will not acquire any patent rights, copyright interest, or other right, claim, or interest in the computer programs, forms, schedules, manuals, or other proprietary items utilized or provided by CSG in connection with the Risk Management Services. However, CSG grants Customer, a nonexclusive right to use the Risk Management Services.

(b) Restrictions on Use. Customer will not use or permit its respective employees, agents and subcontractors to use the trademarks, service marks, logos, names, or any other proprietary designations of CSG’s provider of the Risk Management Services (the “Vendor”) or its affiliates, whether registered or unregistered, without CSG’s Vendor’s  prior written consent.

(c) Ownership of Credit Data.  Customer acknowledges that all information contained in the consumer credit information database is and will continue to be the exclusive property of the Vendor. Except for the uses specified in this Agreement, nothing contained in this Exhibit shall be deemed to convey to Customer any right, title or interest in or to the consumer credit information database or any part thereof.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

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Exhibit C-3(c)

Payment Gateway Service

1. Payment Gateway.  CSG will provide to Customers and Customers may purchase from CSG, the “Payment Gateway Service” which facilitates the routing of, in each case, credit card transactions (****, **********, ********, and ******** *******) and debit card transactions for Connected Subscribers, as well as such card transactions originated by any Customer from non-CSG systems which shall be limited to Convergys and its successors or assigns (“Non-CSG”), to Customer’s designated third party processors.  The Payment Gateway Service provides BIN management capabilities which enable PIN-less debit processing.  Based on the BIN and the cardholder’s designated transaction method, the Payment Gateway Service will determine the eligibility of each card transaction for PIN-less debit processing and, if eligible for PIN-less debit processing, shall transmit such card transaction on a real-time basis to Customer’s designated payment processor as a debit card transaction.  Customer’s designated payment process for debit card transactions may be, at the election of Customer, different than Customer’s payment processor for credit card transactions.  If a debit card transaction is rejected as being eligible for PIN-less debit processing, the debit card transaction will be re-routed by CSG to Customer’s designated credit card processor.  The Payment Gateway Service supports one-time and recurring card payments.  The Payment Gateway Service is an additional feature beyond currently supported Recurring Credit Card Processing and One-time Credit Card Processing Services.  In addition, CSG will provide such Recurring Credit Card Processing and One-Time Credit Card Processing Services for Non-CSG credit card (including debit cards ineligible for PIN-less debit) transactions in terms of sending batch files on a nightly basis in the appropriate format to Customer’s designated payment processer (which may, at the election of Customer, be different for credit versus debit card transactions), excluding, however, posting of payments for any such Non-CSG card transactions.  In addition, as part of the Payment Gateway Service, CSG shall provide any additional requirements relating to card transactions as set forth in that certain Statement of Work between Customer and CSG identified by CSG document no. 2301093.

CSG will continue to provide Customer with such reports and documentation as it currently provides in connection with the Recurring Credit Card Processing and One-Time Credit Card Processing Services for Connected Subscribers, which excludes Non-CSG credit card and debit card transactions.  In addition, upon Customer’s request, CSG will provide all transmission logs relating to all card transactions routed through the Payment Gateway Service for a period of no less than  ******* (**) **** following the applicable transmission date.

CSG will perform the Payment Gateway Service in accordance with the performance standards and remedies as set forth in the Attachment to Exhibit C-8, attached hereto and incorporated herein.

2.  Requirements. Allowable payment types for the Payment Gateway Service are **********, ****, ******** *******, and ********.  Each Customer is responsible for establishing a merchant agreement with a CSG approved merchant bank, ISO and/or processor.  The merchant bank, ISO and/or processor will assign all applicable merchant ID numbers.  Customer must communicate their merchant ID information to CSG prior to using the Payment Gateway Service.  In addition to any CSG approved merchant banks, ISO and/or processors currently supported, additional merchant banks, ISO

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

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and/or processors may be added by CSG at a Customer’s request for additional fees through a mutually agreed upon Statement of Work.  For avoidance of doubt, *****, **********, ****** ******** and *********** *********** are all CSG approved merchant banks independent sales organizations (“ISO”) and/or processors.  Customer is responsible for all credit card and debit card related fees passed through or assessed by merchant banks, ISO, card processors, ****, **********, ********, ******** *******, ****, ****, and *****, or any other entity involved in the processing of card transactions routed through the Payment Gateway Service pursuant to any agreement Customer has with any such third parties.  With respect to any card transaction originating from non-CSG billing platforms routed through the Payment Gateway Service, Customer is responsible for adhering to all applicable regulations that may be mandated by the card associations, debit networks, payment card industry (including the Payment Card Industry Data Security Standard), or other regulatory entity (“Rules and Regulations”) applicable to Customer with respect to the origination of such card transactions.  CSG is responsible for adhering to all applicable Rules and Regulations in connection with its provision of the Payment Gateway Service hereunder including, but not limited to, correctly formatting card transaction data received from non-CSG billing platforms, as may be necessary to comply with the Rules and Regulations.  For purposes of clarity, in connection with its performance of the Payment Gateway Services for Customer hereunder, CSG acknowledges that it is responsible for the security of any cardholder data that it stores, processes, transmits, or possesses. CSG shall not be responsible for any interchange fees.  Notwithstanding the foregoing, if CSG makes an alteration or modification that results in a shift or downgrade in the interchange qualification rates, CSG shall be responsible for reimbursing Customer in an amount equal to the difference in the interchange qualification rate (“Rate Increase”) for the affected volume from the time of the Problem arises to the time CSG corrects the Problem and the interchange qualification rate is reduced to the level prior to the Rate Increase, subject to the limitation of liability cap amount set forth in Section 4 below.  CSG will make commercially reasonable efforts to correct the issue.  CSG agrees to work with Customer to identify the source of the downgrade.  Customer shall be responsible for providing reasonable transaction detail supporting the downgrade or shift for the calculation of the reimbursement.  Notwithstanding anything herein to the contrary, CSG shall not be liable for any Rate Increase in the event such Rate Increase is the result of or caused by an alteration or modification of the Payment Gateway Service directed by Customer.

3.  Intellectual Property.

(a) No License.  Customer will not acquire any patent rights, copyright interest, or other right, claim, or interest in the computer programs, forms, schedules, manuals, or other proprietary items utilized or provided by CSG in connection with the Payment Gateway Service .

(b) Restrictions on Use.  Customer will not use or permit its respective employees, agents and subcontractors to use the trademarks, service marks, logos, names, or any other proprietary designations of CSG except in compliance with the Agreement.

4. Limitation of Liability.  EXCEPT FOR (A) EACH PARTY’S *************** *********** UNDER THE AGREEMENT AND (B) ****** ******* CAUSED BY A PARTY’S BREACH OF ITS *************** *********** UNDER ******* ** OF THE AGREEMENT, WHICH ***** *** ** ****** WITH RESPECT TO ANY OF THE FOREGOING, IN NO EVENT WILL THE

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

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AGGREGATE LIABILITY INCURRED BY CSG, ON THE ONE HAND, OR CUSTOMER AND THE PARTICIPATING AFFILIATES, ON THE OTHER HAND, EXCEED AN AMOUNT EQUAL TO (i) THE AGGREGATE ****** ** **** ******** **** BY CUSTOMER AND THE PARTICIPATING AFFILIATES FOR THE PAYMENT GATEWAY SERVICE TO CSG UNDER THE AGREEMENT DURING THE *** (*) ***** PERIOD PRIOR TO THE DATE WHICH THE DAMAGE OR INJURY IS ALLEGED TO HAVE OCCURRED OR (ii) $*******, ********* ** ****.  FURTHER, EXCEPT FOR ****** ******* CAUSED BY CSG’S BREACH OF *************** *********** OR CSG’S *************** *********** UNDER THE AGREEMENT, CSG SHALL HAVE ** ********* *** ********* ** *** ******* ******* ******* ** ******** *** ******* ** ******** ** *** ************* ********** OCCURRING WITHIN ********** (**) **** IMMEDIATELY SUCCEEDING IMPLEMENTATION OF THE PAYMENT GATEWAY SERVICE FOR CUSTOMER, PROVIDED CSG USES COMMERCIALLY REASONABLE EFFORTS TO ENSURE A SEAMLESS AND EFFECTIVE IMPLEMENTATION AND PROVISION OF THE PAYMENT GATEWAY SERVICE IN ACCORDANCE WITH THE TERMS OF THIS AMENDMENT.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

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Exhibit C-3(d)

Credit Card Processing

1.

One-Time Credit Card Processing.  Should Customer choose to use the following Financial Services in this Exhibit, CSG will provide to Customer for the fees provided in Schedule F, all of Customer’s requirements for those data processing services which allow subscribers to charge deposits, pre-payments, monthly services, installation fees and Pay Per View (PPV) orders via credit card on either a one-time or recurring monthly basis (the “One-Time Credit Card Processing Service”). Credit Card payments can be accepted through either the Precision eCare Service, the work order system or the payment entry system.  This feature involves real-time credit card authorizations via an interface with a third party credit card processing system.  Return messages from the credit card processor, including approved authorizations, declines, and errors, will be displayed online.  CSG will create and transmit a nightly settlement file to the merchant banks’ processing center.  All settlement reporting is done by the merchant bank. “Approved” credit card payments will post to the subscriber’s account the day it was entered, up to 9 p.m. central time.  One-time credit card payments will be identified on daily and monthly production reports.  The merchant processing fees will be billed directly to the Customer, per the agreement between the Customer and the merchant bank.

2.

Recurring Credit Card Processing.  CSG will provide to Customer, and Customer will purchase from CSG, all of Customer’s requirements for those data processing services which allow subscribers to have deposits, pre-payments, monthly services, installation fees and Pay Per View (PPV) orders automatically charged to their credit card on a monthly basis (the “Recurring Credit Card Processing Service”).  Credit Card payments can be accepted through either the Precision eCare Service, the work order system or the payment entry system.  When Subscribers provide their credit card information to the Customer, a “pre” authorization is sent real time to a CSG approved merchant bank (see Section 3 below), to insure that the credit card information is accurate.  Customer will determine when the recurring credit card payment will be performed, either on the subscriber’s cycle date or a date between *** (**) and *********** (**) **** after the cycle date.  Customer can choose to automatically retry certain “decline” response codes from the credit card processor. CSG Systems will send a file of credit card payments in the appropriate format to the merchant bank’s processor on a nightly basis and post the payment to the Subscriber’s CSG account.  The merchant bank is responsible for all settlement processing and reporting.  Merchant processing fees will be billed directly to the Customer, per the agreement between the Customer and the merchant bank.  Recurring credit card payments will be identified on daily and monthly production reports.

3.

Requirements. Allowable credit cards for the One-Time Credit Card Processing or Recurring Credit Card Processing Services are Mastercard, VISA, Discover and American Express.  Customer is responsible for establishing a merchant agreement with Paymentech, for One-Time and Recurring Credit Card Processing Services. Additional merchant banks may be added by CSG at Customer’s request for additional fees through a mutually agreed upon Statement of Work.  The merchant bank will assign all applicable merchant ID numbers.  Customer must communicate their merchant ID information to CSG prior to using the One-Time Credit Card Processing or Recurring Credit Card Processing Services..

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

4.

Use of Credit Information. Customer and CSG agree that all information and data collected by, stored in, or accessed through the One-Time Credit Card Processing or Recurring Credit Card Processing Services is part of the “Confidential Information” and as such shall be kept strictly confidential in accordance with the Master Agreement.

5.	Intellectual Property.
(a)

No License.  Customer will not acquire any patent rights, copyright interest, or other right, claim, or interest in the computer programs, forms, schedules, manuals, or other proprietary items utilized or provided by CSG in connection with the One-Time Credit Card Processing or Recurring Credit Card Processing Services.

(b)

Restrictions on Use.  Customer will not use or permit its respective employees, agents and subcontractors to use the trademarks, service marks, logos, names, or any other proprietary designations of CSG except in compliance with the Agreement.

(c)

Ownership of Credit Data.  Customer acknowledges that all information (except for any Customer Data) contained in the consumer credit information database is and will continue to be the exclusive property of the appropriate merchant bank. Except for the uses specified in this Schedule, nothing contained in this Schedule shall be deemed to convey to Customer any right, title or interest in or to the consumer credit information database or any part thereof.

6.

At no time shall CSG, any CSG Affiliate, or any third party acting on CSG’s behalf, (other than Customer’s bank where the proceeds are deposited) have any custody, possession, interest or ownership in or of the proceeds from the proceeds from a merchant bank.

Compliance with Laws.  Customer, CSG, any CSG Affiliate (if any) and any third party vendor under CSG’s control or direction (if any) will comply, in all material respects with all Applicable Law and all federal, state or local laws and regulations, pertaining to credit card processing and the collection, use, retention and disclosure of any Confidential Information in connection with the One-Time Credit Card Processing or Recurring Credit Card Processing Services described in this Exhibit C-3(d).

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

Exhibit C-3(e)

Card Account Update ("CAU") Service

1.

Card Account Update ("CAU") Service.  CSG will submit a file of Customer's Subscribers' credit and debit cards on file to ***** **********.  ***** ********** will update and return the updated account information which will automatically be entered into ACP.  Updates to such Customer's Subscribers' card accounts file may include, but are not limited to, card expiration dates, association changes, and information related to lost or stolen cards.  Fees assessed by ***** ********** for file updates will be billed directly to Customer, per the separate merchant agreement between Customer and ***** **********.

2.

Requirements.  Customer must use ***** ********** for credit card processing in order to utilize the Card Account Update Service.  Customer acknowledges that Customer and ***** ********** must execute an agreement to use the Card Account Update Service.  Customer also acknowledges that the Card Account Update Service must be used with either CSG’s CCS® or ACSR® systems.  In addition, ***** ********** will register Customer with and be responsible for the applicable card association(s) for the card account update service.

3.	Use of Credit Information. Customer agrees that it shall keep all information and data accessed through the Card Account Update Service strictly confidential
4.	Intellectual Property.
(a)

No License.  Customer will not acquire any patent rights, copyright interest, or other right, claim, or interest in the computer programs, forms, schedules, manuals, or other proprietary items utilized or provided by CSG in connection with the Card Account Update Service.

(b)

Restrictions on Use.  Customer will not use or permit its respective employees, agents and subcontractors to use the trademarks, service marks, logos, names, or any other proprietary designations of ****, ***** **********, **********, or their respective affiliates, whether registered or unregistered, without the prior written consent of the applicable party.

5.

Data Accuracy.  Customer acknowledges that the Card Account Update Service is only accurate to the extent a card issuer participates in the service and that many card issuers do not participate in the service.  Furthermore, Customer acknowledges that CSG is not responsible for the accuracy or the completeness of data which may be accessed as part of this service, except that CSG will be responsible for errors in data pertaining to the Card Account Update Service if a card issuer accurately transmitted such data to CSG, but CSG inaccurately retransmits, stores, or uses such data to Customer.  CSG will as soon as commercially reasonable remedy any errors in such data that it inaccurately retransmits.  At this time, Card Account Update Service only supports updates provided by **** and **********.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

5.

Termination.  **** and or ********** may terminate Customer’s participation in the Card Account Update Service, or terminate the service in its entirety, at any time.  ***** ************ bankcard processing relationship with Customer, and thus the Card Account Update Service, may be terminated at any time pursuant to the terms and conditions set forth in the agreement entered into between Customer and ***** **********.  CSG assumes no liability of any kind that arises out of the termination of Customer’s participation in the Card Account Update Service by ****, ********** or ***** **********.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

Exhibit C-3(f)

Recovery Management

1.Recovery Management.  CSG will provide recovery management services ("Recovery Management") to Customer at Customer’s option.  In performance of Recovery Management, (a) CSG will facilitate the routing of certain of Customer's charged-off or selected disconnected Subscriber account data (the "Recovery Management Data") on behalf of Customer to the Selected Agencies (as defined below) on behalf of Customer, and (b) CSG shall obtain Recovery Management Data provided by such Selected Agencies for purposes of updating such Subscriber billing accounts, in each case, through a partnership with CSG's approved vendor, ******* *******, *** ("Vendor"), and Vendor's "****** ****** ********** ********" tool (the "Application") for the purpose of updating such Subscriber billing accounts.   For purposes of clarification, Vendor shall not be considered a third party beneficiary to the Agreement, as amended.

Customer acknowledges that the provision of the Recovery Management Services by CSG is contingent upon Customer having (i) license rights to the Application in place with Vendor (“Vendor Agreement”); and (ii) a separate agreement in place each of the Selected Agencies.  Customer may be liable to Vendor and the Selected Agencies for additional fees under such separate agreements, as applicable.

2.Requirements. CSG will provide a process and environment for the transfer and integration of the Recovery Management Data to Vendor's platform via DCI (as defined below) and secure FTP ("SFTP") files, enabling Recovery Management.

The Recovery Management Data shall include (i) then-current data available from CSG's Daily Collections Interface ("DCI"), as such DCI data may be updated from time to time to include additional data, and (ii) certain additional data transmitted via CSG Vantage® Infocast ("Infocast") data files set forth in that certain Statement of Work (CSG document no. 2500812) to be executed by the parties for implementation of Recovery Management (the “SOW”).  For clarification purposes, any certain additional data transmitted via Infocast may be discontinued if such certain additional data is delivered by DCI.

Such additional data points as Customer may elect to add, from time to time, to its Recovery Management services shall be as agreed by CSG and Customer pursuant to a separate statement of work for any such implementation for which additional fees may be incurred by Customer.

The Recovery Management Data shall be transmitted to Vendor via the DCI and the Infocast data files via a SFTP on a daily basis.

CSG-approved collection agencies (the "Approved Agencies") are:

•	********** ****** ** ******** ***
•	****** *********** **
•	****** ********** ************ ****

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

•	********** *********** *** (*** ** *** *** *********)*
•	*** ********* ******** ****
•	********** ************ **** (fka ** ********** ****)
•	*** *** ****** ****
•	********** *********** *** is an approved vendor for Recovery Management “secondary” placement services only.

While CSG has approved ***** (*) collection agencies, Customer and CSG agree that Customer shall select only up to **** (*) ("Selected Agencies"); if Customer requests implementation of any additional Approved Agencies, CSG and Customer shall enter into a separate statement of work for such implementation.

Any collection agency other than the Approved Collection Agencies ("Other Collection Agency") will need to enter into an agreement with CSG to become an Approved Collection Agency.

CSG shall have no obligation to Customer to maintain any Approved Agencies; if an agreement with any Approved Collection Agency expires or is terminated for any reason, such agency shall no longer be an Approved Agency and CSG will no longer provide Recovery Management hereunder with respect to such agency (“Terminated Agency”); provided, however, that upon knowledge by CSG, CSG shall provide Customer with written notice (email is sufficient) that any such Approved Agency shall become a Terminated Agency and the anticipated date of such change.

By execution of this Amendment, Customer authorizes CSG to provide Vendor with the Recovery Management Data in accordance with the terms of this Amendment, and agrees that following delivery to Vendor, subject to the terms of this Amendment, CSG is not responsible for Vendor's use of such Recovery Management Data under the terms of the Affiliate Addendum.  Notwithstanding the foregoing, CSG shall discontinue sending the Recovery Management Data to Vendor upon Customer’s written request (email is sufficient).

3.Support.  CSG shall provide support for Recovery Management, and problems shall be reported and resolved, in accordance with the priority levels set forth in Schedule H of the Agreement.  CSG’s support obligations shall continue through the earlier of (a) termination or expiration of the Agreement (and any Transition Assistance Period, as defined in the Agreement) or (b) such time as Customer ceases its use of Recovery Management.

In addition, CSG shall provide support for Customer's interaction with the Selected Agencies and with Vendor to obtain and load Customer's Subscribers' historic collections data currently residing with the Approved Agencies ("Historic Data") from Approved Agencies to Vendor's platform.

4.Use of Subscriber Information.  CSG agrees that all Subscriber information and data accessed through Recovery Management is “Confidential Information” of Customer and, except as provided herein, shall be kept strictly confidential in accordance with the Agreement.

5.Limitation of Liability.  The Parties acknowledge and agree that CSG is unable to provide Recovery Management Services without the services of the Vendor.  To the extent that damages arise as a result of

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

the acts or omissions of the Vendor or the products or services provided by the Vendor, the following Limitation of Liability shall be applicable:

CSG SHALL NOT BE LIABLE FOR ANY DAMAGES IN ANY ACTION, WHETHER BASED ON CONTRACT, TORT OR STRICT LIABILITY, ARISING OUT OF OR IN CONNECTION WITH CSG’S PROVISION OF RECOVERY MANAGEMENT HEREUNDER, OR THE PERFORMANCE OR FAILURE TO PERFORM ANY RECOVERY MANAGEMENT SERVICES HEREUNDER, IN ****** ** *** **** ******** **** BY CUSTOMER FOR RECOVERY MANAGEMENT TO CSG DURING THE ***** IN WHICH THE DAMAGE OR INJURY IS ALLEGED TO HAVE OCCURRED.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

Exhibit C-3 (g)

CSG CheckPay

1.   Refund Services.  CSG shall provide Customer with check refund processing to refund the amount of any credit account balance accrued with respect to individual subscribers of Customer’s services (the “Refund Services”).  In the event Customer requests new properties or systems be provided the Check Refund Services or new Data to support the Services, it shall be pursuant to an implementation Statement of Work.

2.   Customer Data.  Customer shall supply or authorize CSG to process or obtain the following information for each of Customer’s System Sites: Subscriber account number; Subscriber name; Address, including nine (9)-digit zip code, Refund Check destination; Amount of credit account balance to be refunded to Subscriber; and Name of Subscriber’s System or franchise (collectively, the “Data”).  In addition, Customer shall promptly provide CSG with such additional information as CSG may reasonably request from time to time in order for CSG to fulfill its obligations under this Exhibit.  The Data must be in the format agreed to by CSG and Customer.  The Data for each System Site or franchise shall be supplied to CSG or obtained by CSG on a weekly, bimonthly, or monthly basis.  Subject to the limits set forth herein and with ****** (**) **** prior written notice to CSG, Customer may change the frequency that the Data is supplied or obtained for processing.  Customer’s Data will not be utilized by CSG for any purpose other than those purposes related to rendering the services to Customer herein.

3.  Customer Cooperation.  Customer acknowledges and agrees the effectiveness of the Refund Services provided by CSG hereunder depends upon the cooperation of Customer.  Customer agrees to designate a particular individual who shall be primarily responsible for the completion of the Customer’s obligations under this Agreement.  Customer will notify CSG of the person initially designated to fulfill this role.  Customer’s designee shall respond to any inquiry by CSG within *********** (**) *****.

4.  Processing Services.  Upon receipt of the Data, CSG shall commence the Refund Services described in this Exhibit by:

(a) Utilizing and processing the Data to create a payable-through draft to be drawn on an account to be maintained by CSG at a bank or financial institution chosen by CSG (the “Refund Check”), such Refund Check made payable to each individual subscriber of Customer identified in the Data (the “Subscriber”) who has an outstanding credit account balance with the Customer in the amount of such outstanding credit account balance (the “Credit”);

(b) Mailing such Refund Check to Subscribers by regular United States mail, postage prepaid, or such other form of mailing or shipment as CSG may elect to utilize in its sole discretion, but no sooner than ** ***** subsequent to receiving confirmation of the receipt of the Transfer Amount referred to in Section 8 and 9 below.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

5.   Additional Services.  If Customer desires CSG to provide other services in addition to those Refund Services set in Section 4 above, the parties agree to negotiate in good faith with respect to the terms and conditions (including, without limitation, pricing) on which such services shall be provided.  The description of any such additional services, and any other terms and conditions related thereto, shall be set forth in an amendment to this Agreement signed by both parties.  Unless otherwise agreed in writing by the parties, any such additional services shall be subject to the terms of this Exhibit.

6.   Customer Hotline.  CSG will establish and maintain a toll-free customer service and support hotline which Customer may call with respect to inquiries concerning the status of Refund Checks being processed by CSG during the hours of 8 a.m. to 5 p.m., Central Time, Monday through Friday, excluding federal, state and local holidays, and such other holidays as may be recognized by CSG, and further subject to the force majeure provisions of the Agreement.  CSG reserves the right to change this number and the hours and days of service set forth above at any time in its sole discretion, provided at least *** (**) ******** **** prior written notice of such change is provided to Customer.

7.   Stop Payment Orders.  CSG shall at Customer’s request attempt to issue or obtain a stop payment order with respect to any Refund Check mailed to a Subscriber in such time and in such manner so as to afford CSG a reasonable opportunity to act thereon before presentment of the Refund Check in question.  CSG will not be responsible or liable for any payment made as a result of Customer’s failure to comply with the provisions of this Section.  CSG shall redeliver, pursuant to Customer’s written instructions, any Refund Checks returned to CSG as undelivered and shall reissue and deliver, pursuant to Customer’s written instructions, Refund Checks for which a stop payment order has been issued.  Customer shall pay CSG the fees identified in Schedule F for any action taken pursuant to this Section 7.  CSG shall provide Customer a Web interface tool that will allow Customer to issue stop payments within the CSG CheckPay interface for all issuing files created and funded on the CSG CheckPay platform.  For historical checks created and funded prior to the CSG CheckPay platform, Customer may contact CSG to issues stops on the historical platform.  If Customer elects to reissue checks, request for reissues will be initiated by CSG on the new CSG CheckPay platform and CSG will apply funding for requested reissued check accordingly.   In the event that a stop is placed on historical checks without a reissue, CSG will credit the customer account accordingly.

8.   Transfer Fund Amount.  CSG shall inform Customer electronically of the aggregate amount of the Refund Checks to be mailed by CSG to Subscribers identified in such Data (the "Transfer Amount"). Customer is responsible for making certain such funds are available, to be withdrawn via ACH Debit.  Within one (1) business day after Customer's receipt of such information, CSG will create and submit a preauthorized payment disbursement according to the standards of the National Automated Clearing House Association ("NACHA") containing a debit record pursuant to the instructions agreed to by CSG and Customer (the "ACH Transfer Fund").  In the event there are insufficient funds in such account, CSG will hold file for Refund processing and assess an administrative fee, as identified in Schedule F, for late payment.   In addition, CSG will hold all subsequent files for Refund processing, and assess an additional administrative fee, as identified in Schedule F, for each cycle held.

9.   Intentionally left blank

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

10.   Data Accuracy.  Customer shall be solely responsible for the accuracy and completeness of any Data or other information provided by Customer to CSG pursuant to this Exhibit and for the correctness of the format.  CSG may accept as correct, accurate and reliable, without any further inquiry, all Data, information, documents and other records provided or made available to CSG under this Agreement.  CSG SHALL HAVE NO RESPONSIBILITY OR LIABILITY FOR ANY ERROR, INADEQUACY OR OMISSION WHICH RESULTS FROM INACCURATE OR INCOMPLETE DATA, INFORMATION, DOCUMENTS OR OTHER RECORDS PROVIDED OR MADE AVAILABLE TO CSG UNDER THIS AGREEMENT.  Any reprocessing required because of errors or omissions in the Data shall be at Customer’s expense in accordance with the fee schedule then in effect hereunder.

11.   Property Rights.  Any ideas, concepts, know-how, intellectual property rights or techniques relating to the Refund Services or processing or handling of the Data developed by CSG or jointly by CSG and Customer, shall be the exclusive property of CSG.  Any program and related intellectual property rights developed or implemented by CSG during the term of this Agreement, or jointly by CSG and Customer, for purposes of fulfilling any of CSG’s duties or obligations under this Exhibit, shall be the exclusive property of CSG.  The term “program” shall include without limitation any software, source code, object code, data processing programs, specifications, applications, routines, subroutines, procedural manuals and documentation.

12.   Unclaimed Funds.  In accordance with  any applicable unclaimed property laws, CSG will on Customer’s behalf submit Refund Checks that have not been cashed (“Unclaimed Funds”) to the appropriate authority for the fees provided in Schedule F; provided, however, Customer agrees to cooperate with CSG in making any necessary filings by providing or authorizing CSG to obtain or process such information as may be necessary to complete any required unclaimed property reports and executing or authorizing CSG to execute on Customer’s behalf any such reports.  Subject to CSG and Customer entering into a subsequent agreement and for the fees provided in Schedule F, the services for Unclaimed Funds will continue to be provided by CSG after termination or expiration of this Agreement and will continue until all checks issued have been cashed, stopped, or escheated.   These fees will continue to apply until all previously issued checks are cashed, stopped, or escheated following termination or expiration this Agreement and/or any deconversion of a Customer Site.

13.   Postage Services.  CSG agrees to purchase the postage required to mail Refund Checks on behalf of Customer.  Customer shall reimburse CSG for such postage based on the then current first class postal rate for each item of first class mail processed by CSG on behalf of Customer.  CSG will bill Customer for the Postage Costs on a monthly basis on the invoice with the other fees provided for in Schedule F.

14.   Transfer Amount Settlement.  In the event the ACH Funds or Wired Funds exceed the aggregate amount of Refund Checks actually mailed to subscribers and postage expenses actually incurred in connection with such mailing for any reason during any particular month during the term of this Agreement, then CSG shall credit such excess amount against any future fees due and payable under this Agreement.  On the other hand, if, for any reason, the aggregate amount of Refund Checks actually mailed to subscribers and postage expenses actually incurred in connection with such mailing during

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

any particular month exceed the ACH Funds or Wired Funds, then CSG shall bill Customer for the difference on the next monthly invoice to be sent to Customer, or at CSG’s election, add such deficiency to any subsequent Transfer Amount requested by CSG pursuant to Section 8 or 9 above.

15.   Indemnification by Customer.  Customer shall indemnify and hold CSG, its shareholders, directors, officers and employees harmless from any and all third party losses, claims, actions, suits, proceedings or judgments, including without limitation costs and reasonable attorneys’ fees incurred by or assessed against CSG, resulting, primarily from (i) any tortious or fraudulent acts or schemes  of Customer, and (ii) any and all negligent acts or omissions, by Customer, its agents, directors, officers, employees or shareholders in connection with or arising out of the check refund process or from the violation of any applicable laws, rules, regulations or ordinances by Customer.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

Exhibit C-4

CSG Precision eCare® - Service Bureau

1.CSG Precision eCare Services.  If Customer elects to utilize CSG’s web-based software application that will allow it to perform a variety of customer care functions via the Internet as described in Exhibit C-4(a) (the “Precision eCare Services”).  Customer shall pay CSG the fees and charges associated with the Precision eCare Services as set forth in Schedule F.

2.Designated Environment.  Any other use or transfer of the Precision eCare Services outside of the Designated Environment for Precision eCare Services by Customer will require CSG’s prior approval, which may be subject to additional charges but shall not be unreasonably withheld.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

Exhibit C-4(a)

CSG Precision eCare® Services

Precision eCare is an Internet product with four separate modules, which include features and functions for: Electronic Bill Presentment and Payment (Module A), Self-Care/Account Management/Subscriber Acquisition (Module B).Consolidator Services (Module C) and Payment Kiosk (Module E).  For the fees provided in Schedule F, these modules may be implemented in conjunction with one another or as separate entities. The features and functions within each of these modules are managed through the Administration Module.

Module A - Electronic Bill Presentment and Payment:

The following functionality is currently included in Precision eCare when only the Electronic Bill Presentment and Payment (EBPP) module has been implemented:

Bill Presentment
•	Bills are viewable through custom presentation and content templates
•	Current bill available for all subscribers immediately upon registration
•	Text based email notification of bill availability sent to registered users
•	Bill archive maintained for registered users for up to and including six (6) months
•	Printer friendly version of online statement
	o	Option for hardcopy suppression of statements

Bill Payment
•	One-time, EFT/ACH, credit card and PIN-less debit cards
•	Registered user presented with payment authorization message at time of payment
•	Recurring credit and PIN-less debit cards
•	Recurring EFT/ACH
•	Subscriber authorization for selected payment method
•	Commercially reasonable means of verification of subscribers’ bank routing and account numbers
•	Real-time credit card and debit card authorization
•	Credit and debit cards accepted are: Visa, Master Card, American Express and Discover
* Requires electronic banking relationship with a CSG approved bank or the use of CSG Financial Services

Subscriber Registration and Maintenance
•	Internet registration for new users of Precision eCare services
•	Text based email notification of successful initial registration sent to registered users
•	Internet maintenance of registered user information such as email address and password
•	Optional setting to control the printing and mailing of paper statements
•	Confirmation of web site activities sent to end-user via text based email for the following activities:

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

o	Change/modification of bill-to-address
o	Set up or change to recurring payment plan (EFT/SCH or credit card)
o	Set up or change to the suppression of hard copy statements
o	Enrollment in recurring EFT
o	One-time EFT payment

Additional Account Management Items
•	Registered users can change “Bill-to” information
•	Registered users can change phone numbers
•	Registered users can change Internet login ids
•	Registered users can enroll in (or cancel) recurring credit card and PIN-less debit card
•	Registered users can enroll in (or cancel) recurring EFT/ACH
•	Registered users can update their recurring payment information
•	Registered users can change their Precision eCare email address
•	Registered users can change their Precision eCare password
•	Registered users can view charges & credits that have not yet been posted to a statement
•	Registered users can update their statement suppression options

Module B - Self-Care/Account Management/Customer Acquisition:

The following functionality is currently included in Precision eCare Module B when the Precision eCommerce/Account Management Subscriber Acquisition module has been implemented.

Customer must be utilizing the capabilities of Module A in order to utilize Module B.

New Subscriber Acquisition
•	Non-registered users can view available services. Non-registered users can select available services
•	Non-registered users can establish installation date
•	Includes confirmation of dwelling serviceability
•	Includes user-friendly error handling
•	Includes web-only service descriptions
•	Internet orders include login id, password
•	Includes update capability for services and scheduling date

Request for Service Upgrade or Sidegrade
•	Registered users can view available services
•	Registered users can select available services to add to their existing accounts
•	Includes user-friendly error handling
•	Includes web-only service descriptions
•	Includes support for no-truck and truck roll orders
Includes update capability for services and scheduling dates

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

Subscriber Registration and Maintenance
•	Internet registration for new users of Precision eCare services
•	Text based email notification of successful initial registration sent to registered users
•	Registered users can change “Bill-to” information
•	Registered users can change phone numbers
•	Registered users can change Internet login ids
•	Registered users can change their Precision eCare email address
•	Registered users can change their Precision eCare password
•	Optional setting to control the printing and mailing of paper statements

Customer Administration Module:

Features and Functions listed below are applicable to both Module A and Module B unless otherwise noted.

•	Provide end-user support
o	Customer has the same view into Precision eCare as the consumer (i.e. end-user)
o	Customer can retrieve account information by either account number or name

Control Customer Administrative user access level

•	Secure login access path (user ID and password in SSL site) for Customer Administrative user (supervisor) and basic user (CSR) Update Customer Administrative user passwords and access/security level
•	Capability to automatically unregister users who have not logged into the website for a given period of time.
•	Customer Administrative user may set parameters to define specific period of time.

View reports

•	Payment transactions by status (Module A only)
•	Unposted (pending) payments (Module A only)
•	Successful payments (Module A only)
•	Unsuccessful payments
•	Registered Users
•	Number of suppressed hardcopy statements (Module A only)
•	Summary of Self-care transactions
•	Selectable by date ranges
•	Printer friendly version available
•	Summary reports: daily, weekly and monthly formats

Note: Precision eCare monthly reports are available via Precision eCare Customer Administration Module within three (3) business days after the close of the Customer’s billing cycle. Information not available via Precision eCare reports may be accessed using CSG’s Vantage reporting tool.

Customer control of various web page displays, look and feel

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

•	Real-time web site update (add, change, delete) of services, groups of services and service descriptions
•	Control available work order scheduling time slots and descriptions
•	Control user-friendly error message descriptions
•	Control work order rescheduling availability (number of hours before install date to disallow rescheduling)
•	Changes can be made by SPA ranges for efficiency (changes can be made to service codes, event codes, package codes either specific to the SPA or across all SPAs).
Marketing
•	Support for CSG’s Enhanced Statement Presentation messages (Regulatory and Marketing) as defined by the Customer during initial implementation
•	Space available for banner ads for Customer’s exclusive use
Security
•	Web site access restricted to customer defined users
•	Data and applications restricted to authorized users only
•	SSL (Secure Socket Layer) 3.0 compliant

Precision eCare Content Manager
•

Customer will have the ability to customize their Precision eCare, EBPP and/or Precision eCommerce web pages to maintain consistency between the look and feel of their corporate Internet web site. The specific look & feel, colors, graphics, logo etc. will be defined by the Customer and implemented by CSG during the initial implementation.  Ongoing maintenance of minor changes can be managed through the Content Manager application.

•

Web pages within the Customer Administration Module include specifically defined areas for Customer colors, graphics and logos. All other areas, workflow, navigation and design within the Customer Administration Module will have a universal format and presentation to the end-user as dictated by CSG.

•	All subsequent changes to the look and feel, graphics, logos colors etc. will be executed by CSG through additional Statements of Work.

Module C – Consolidator Services:

1.	Scope of Agreement.

For the fees set forth in Schedule F of the Agreement, should Customer determine to utilize this Module’s capabilities, CSG agrees to implement the Consolidator Services for Customer and to provide the Consolidator Services to Customer for use by Users who enroll in the Consolidator Services. Additional Consolidators may be added by CSG and Customer under mutually agreed upon terms and conditions (including, without limitation pricing) in an Amendment to the Agreement.  ********* shall not be removed as an available Consolidator without Customer’s prior written consent.  Customer will be charged the Transaction Fee set forth on Schedule F of this Agreement for every bill or bill summary record sent to the Consolidator by CSG as a result of a Subscriber’s enrollment to receive such Customer’s bill through such Consolidator.  Additional features that are added to the Consolidator Services as defined in Schedule C, may incur additional charges as mutually agreed by CSG and Customer.  A Subscriber may enroll to receive its bill through any of the consumer service providers in *********** network (“Network Participants”) and, in such event, ********* shall transmit the bill or bill summary information for such Subscriber received from CSG to such

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Network Participant.

2. Modifications in the Consolidator Services.

Upon giving reasonable advance notice to Customer, CSG, at its expense, may make any modifications, changes, adjustments or enhancements to the Consolidator Services which it considers to be required by law or governmental regulation.  CSG, at its expense, may make any other modifications, changes, adjustments or enhancements to the Consolidator Services not covered by the previous sentence, which do not affect CSG obligations under this Agreement, do not diminish the functionality of the system, and do not have an adverse effect on Customer.  CSG agrees to provide Customer with at least ***** (**) **** advance notice of any new releases of the Consolidator Services utilized by Customer or Users.

3. File Security, Retention and Transfer at Time of Termination.

CSG shall take all reasonable precautions to prevent the loss or alteration of Customer's computerized files and records accessed or retained by CSG. CSG, shall, at its expense, keep copies of the source documents of the information delivered to Consolidator and shall maintain a backup procedure for reconstruction of lost or altered CSG computerized files and records for at least *** (*) ***** from the closing date of a Subscriber’s account.

4. CSG Obligations.

4.1. CSG will assign resources and complete implementation tasks such that following the implementation kick-off meeting, use of the Consolidator Services can commence within a mutually agreed upon timeframe between CSG Implementation team and ********* ******** ***********.

4.2. CSG will use enrollment records to designate Users on its internal billing systems, and CSG, thereafter for so long as this Exhibit C-5 remains in effect, or until it has received instructions to the contrary from the Customer or User, will deliver a User’s bills electronically using the Consolidator Services.

4.3. CSG will transmit accurate and timely User billing summary data to Consolidators and CSG will respond to general Customer inquiries regarding the Consolidator Services and specific billing related inquiries.  Customer will respond to all other general User inquiries.  CSG shall cause the Consolidators to accurately display the User billing summary data transmitted by CSG to such Consolidators.

5. Customer Obligations

5.1. Customer will respond to general User inquiries regarding the Consolidator Services and specific billing related inquiries.

6. Bill Payment Service.

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6.1. If required by Customer, Customer will establish the ability to accept electronic payments and remittance files and credit card and debit card payments made by a Subscriber from the Consolidator.  If Customer has elected not to receive the PayBill Advantage Services described on Exhibit C-3(a), then all costs to enable an electronic connection between the Customer and the designated Consolidator to facilitate electronic payment & remittance files are solely the responsibility of the Customer.

6.2. Each User will have the ability to utilize Consolidator’s electronic bill payment service to pay bills presented via the Consolidator Services

6.3. Pursuant to written direction from the CSG and Customer, Consolidator will collect and electronically deliver payments submitted by Users, debited from Users’ designated bank accounts (the “Debit Entries”).

Pursuant to written direction from CSG and the Customer, the data file of payments instructions will be electronically transmitted to the designated Customer daily by Consolidator in a mutually agreed upon format.  The data will be *** ******* percent (***%) in ******* **** *** ******** ****** ** ***** ***** ***.

Module E - Precision eCare® Payment Kiosks (TWC) - Exhibit Attachment D

For avoidance of doubt, in no event are any other modules and/or elements of Precision eCare® necessary as prerequisites for receipt of the Payment Kiosk Services.

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Exhibit Attachment D

Precision eCare® Payment Kiosks

Module E Precision eCare® Payment Kiosks

The following terms and conditions are applicable to the Precision eCare® Payment Kiosks and the Payment Kiosk Services provided by CSG to Customers under the Agreement.

1.  Description.

Precision eCare® Payment Kiosks. CSG's Precision eCare® Payment Kiosks facilitates presentment of account related information via a Customer-dedicated remote payment kiosk unit that permits Customer's Connected Subscribers and Non-ACP Subscribers to make payments in the form of cash, check and debit and credit cards, as further described herein.

(a)The Existing Kiosk Units include CSG’s Precision eCare kiosk application software (the "Kiosk Software") provided by CSG and its third party vender (the "Kiosk Software TPV") and (ii) the kiosk unit hardware components as defined in the applicable Statements of Work of the Existing Kiosk Units which have been previously deployed and mutually agreed by the parties (the "Existing Kiosk Hardware Components").

(b)The Additional Kiosk Units include (i) the Kiosk Software and (ii) the kiosk unit hardware components identified in the Statement(s) of Work for implementation of each/any Additional Kiosk Units (the "Additional Kiosk Hardware Components").  The Additional Kiosk Units will be implemented in mutually agreed upon Statements of Work between CSG and Customer.  Except as to changes to the form design and exterior aesthetics of the Kiosk Unit, the Hardware Components, configuration and subsequent reconfiguration of the Kiosk Units are subject to change without notice based upon the Hardware TPV's current product offering so long as the Additional Kiosk Hardware Components continue to function in compliance with the Thinman Specifications and the provisions of Sections 5(a) and (b), 6, 7 and 8 of the Miscellaneous Terms below.

(c)Each Kiosk Unit includes a three (3) year warranty for the Hardware Components and the Onsite Hardware Warranty Maintenance Services as further described in Exhibit 1 to this Exhibit Attachment D, attached hereto and incorporated herein by reference (the "Warranty"), commencing for each Kiosk Unit as of the date of delivery of each such Kiosk Unit to Customer's designated location.

(d)Kiosk Software Support Services will be purchased, on an annual basis, for a minimum of ***** (*) *****  at the rates specified and pursuant to Schedule F.  Additional *** (*) **** terms may be purchased ******** pursuant to the terms described in Schedule F.

MISCELLANEOUS TERMS:

1. CSG and Customer acknowledge that the Hardware Components and the Kiosk Software each constitute a “Product” under the Agreement and that all services contemplated in this Exhibit

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constitute “Services” under the Agreement.  With respect to any Services that this Exhibit contemplates shall be performed by the manufacturer of the Kiosk Unit (the “Hardware TPV”), the Hardware TPV shall constitute an authorized or permitted subcontractor under the Agreement.

2. CSG represents and warrants that Customer’s rights to and ownership, free from any lien, third party claim, or encumbrance, of the Kiosk Units shall transfer from the Hardware TPV to Customer upon delivery of such Kiosk Unit(s) to Customer, at Customer's designated location(s).  Customer shall assume risk of loss of Kiosk Unit(s) upon such delivery.  For purposes of clarification, Customer’s ownership rights run to the Thinman Enclosure (as defined in the Hardware Components List) and all attached and related accessory components thereto.  CSG represents and warrants that, upon delivery of the Kiosk Unit to Customer, Customer (by virtue of its ownership of the Hardware Components) has a valid, perpetual, fully-paid up, royalty-free, transferable (to any subsequent owner of the Hardware Components) license from the applicable software, firmware or driver owner to: (a) use all software loaded on (or made available to Customer in connection with) the Hardware Components; (b) use all firmware and drivers loaded on (or made available to Customer in connection with) the Hardware Components; and (c) receive, at no additional charge, all bug fixes, updates and upgrades of the software, firmware and drivers described in the foregoing clauses (a) and (b) as well as a valid, perpetual, fully-paid up, royalty-free, transferable (to any subsequent owner of the Hardware Components) license from the applicable software, firmware or driver owner to use any such bug fixes, updates and upgrades of the software, firmware and drivers described in the foregoing clauses (a) and (b) that are made generally available by the publisher.  Any third party claim against a Customer based on allegations that, if true, would constitute a breach of the foregoing representation or warranty regarding the software, firmware and drivers loaded on (or made available to Customer in connection with) the Hardware Components is acknowledged by CSG to be an infringement claim for which CSG must indemnify Customer pursuant to Article 7 of the Agreement.  Notwithstanding the preceding sentence, to the extent the foregoing third party claim is made by a subsequent owner of the Kiosk Unit that is not a cable operator and to whom Customer has directly transferred the Kiosk Unit, CSG shall be responsible for the payment of the amount of Customer's liability to the third party claimant on a per Kiosk basis, capped at the amount of the fees Customer paid to purchase the Kiosk Unit based upon a five (5) year straight line amortization schedule and, notwithstanding the indemnification procedure provisions of Article 7  of the Agreement, no settlement of such claim may be made by CSG without Customer’s prior written consent where the amount of the settlement exceeds the foregoing cap.  The preceding indemnification described in this Section 2 shall be CSG’s sole and exclusive liability and Customer’s sole remedy for a violation of the representations and warranties provided in this subsection 2.

Effective upon the delivery of a Kiosk Unit to Customer, CSG hereby grants to such Customer a non-exclusive, royalty-free, irrevocable, except for termination as provided in Article 6 of the Agreement, transferable (solely in connection with a permitted assignment of the Agreement or to any Transferee, as defined in Section 4 of these Miscellaneous Terms) right and license to use  the Kiosk Software (including all bug fixes, updates or upgrades thereto from time to time) in connection with the Kiosk Units during each Kiosk Software Support Services term.

3.In addition to CSG’s infringement indemnity obligations for the Products and Services set forth in Article 7 of the Agreement, CSG also agrees that if an action, suit or proceeding is commenced by

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a third party due to a combination of the Hardware Components and Kiosk Software claiming that it or they, as the case may be, infringe a copyright, trademark, trade secret, mask work or U.S. patent of the third party, CSG agrees to defend, indemnify and hold Customer harmless, at CSG’s expense, and pay the damages and costs finally awarded against Customer or any settlement amount approved by CSG.  The indemnification procedure provisions of Article 7 of the Agreement shall apply to any such claim for indemnification.

4.  Intentionally left blank

5.   (a)  CSG shall be responsible for ensuring that, (i) at the time of delivery, the Hardware Components comply  with all applicable laws, rules, regulations and requirements (including without limitation the Americans with Disabilities Act of 1990, as amended, (“ADA”)), and, (ii) the Kiosk Software at the time of delivery and, thereafter, during each purchased Kiosk Software Support Services period,  shall comply with all laws, rules, regulations and requirements, existing as of the effective date of this Agreement,  that are applicable to the billing, payment, customer care or other transactions or activities that may be conducted via the Kiosk Unit, including without limitation any credit card or debit card network rules, guidelines or standards (except that nothing herein shall modify the provisions of Section 6 below) and the operating rules and guidelines of the National Automated Clearing House Association (NACHA), (hereinafter collectively “Legal Requirements”).  CSG’s obligations as provided in (i) above shall not apply to the extent Customer’s use of the Hardware Components is in a manner which is non-compliant with applicable laws, rules, regulations and requirements where such violation of law is not caused by a failure of the Hardware Components themselves to be compliant with applicable laws, rules, regulations or requirements (e.g. the screen height of the Kiosk Unit is ADA compliant but Customer chooses to place the Kiosk Unit on a platform that results in a disabled person being unable to reach the screen of the Kiosk Unit, and such placement causes a violation of the ADA).  In the event CSG implements a modification to the Kiosk Software in order to adhere to the requirements of (ii) above and the Hardware Components of the Kiosk Unit will not support the additional features/functionality of the modified Kiosk Software necessary to comply with the change in Legal Requirements, then Customer shall be responsible for any related Hardware Components costs necessary to upgrade the Hardware Components such that they can support the additional features/functionality of the modified Kiosk Software necessary to comply with the change in Legal Requirements.  Such upgrade of the Hardware Components shall be made pursuant to a mutually agreed upon SOW that documents the applicable costs and sets forth the applicable project terms.

(b)Intentionally left blank.

(c)  CSG shall indemnify, defend and hold harmless Customer from and against all costs, reasonable attorneys’ fees and damages arising or resulting from any claims, demands, actions, suits or proceedings of any third party arising or resulting from any breach of the foregoing requirements or from any product liability claim relating to the Kiosk Units.  Notwithstanding anything to the contrary in this Section, Customer shall indemnify, defend and hold harmless CSG and its Related Parties from and against all costs, reasonable attorneys’ fees and damages arising or resulting from any claims, demands, actions, suits or proceedings of any third party arising or resulting from (i) CSG complying with instructions or directives of Customer but only after written notice to Customer describing the

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possible conflict with a Legal Requirement and a subsequent request by the Chief Technology Officer for Customer or a superior officer of TWC that CSG comply with such Customer’s request, and (ii) any chargeback, stop payment, reversal, recall, re-credit or other similar right or any claim by any Connected Subscriber or Non-ACP Subscriber to any such right where such action is taken for a reason other than an error by CSG or its subcontractors with respect to a payment initiated with respect to such Connected Subscriber or Non-ACP Subscriber.

6.  Kiosk PCI-Security Responsibilities.  CSG and Customer agree to comply with their respective responsibilities provided in that certain Kiosk PCI-Security document (CSG document no. 2508082), incorporated herein by reference, which shall be binding on the Parties, subject to the terms of this Agreement and may be updated from time to time by mutual agreement of the parties to identify roles and responsibilities related to the Product in a manner consistent with then-current industry standards and PCI-DSS standards (“Roles and Responsibilities Document”).  Any modification or revision of the Kiosk PCI-Security document shall be approved in writing by the CIO of CSG and an appropriate officer of Customer.  In the event the parties are unable to agree upon any modification or revision to the Kiosk PCI-Security in connection with a future change to the PCI-DSS standard, the parties shall escalate the matter as provided in the Agreement to appropriate officers of the respective parties for resolution.  CSG acknowledges and agrees that it is responsible for cardholder data which it possesses, accesses, processes, transmits, otherwise possesses or stores in relation to the Kiosk Units and related Payment Kiosk Services.  Nothing herein limits CSG’s responsibilities under Article 10 of the Agreement with respect to the Kiosk Software.

7.CSG shall be responsible for ensuring that any necessary modifications (whether to the Hardware Components or the Kiosk Software) are made to each Kiosk Unit hereunder after a redesigned or new $100 bill or any bill of a lesser dollar denomination is put into circulation by the U.S. treasury so that each Kiosk Unit will accept such new or redesigned U.S. currency bill ("Currency Update Requirements").  Such modifications shall be made to each Kiosk Unit as soon as commercially reasonably possible after the bill acceptor manufacturer has made the applicable firmware update available to CSG but in no event, (i) for modifications performed by CSG remotely, later than ***** (**) ****, and, (ii) for modifications performed by CSG or its Hardware TPV, later than ****** (**) **** (“Currency Update Period”).

Kiosk Units shipped to Customers after a redesigned or new $100 bill or any bill of a lesser dollar denomination is put into circulation by the U.S. treasury shall accept all such new or redesigned $100 bills and any bills of a lesser dollar denomination.  Pursuant to Schedule F, CSG may charge Customer the applicable fee(s) set forth on the then-current Quarterly Price List for any additional or replacement Hardware Components necessary to meet the Currency Update Requirements (except that any necessary firmware or driver modifications shall be provided at no additional charge), such fee(s) to be invoiced once the Kiosk Unit is modified such that it will accept such new or redesigned U.S. currency bill (without causing any failure of the Kiosk Unit to operate in accordance with the Thinman Specifications and the Kiosk Software Specifications).  No additional fees beyond the annual Kiosk Software Support Services Fees may be charged by CSG to any Customer for any Kiosk Software enhancement necessary in connection with the Currency Update Requirements.

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8. CSG shall be responsible for ensuring that the Kiosk Unit connectivity is integrated with Customer's SOA (as defined in Section 13 of these Miscellaneous Terms) in accordance with the then-current version of the technical specifications documentation that is approved by Customer in writing in the applicable Statement of Work for deployment of the Kiosk Unit.

9.CSG shall be responsible for ensuring that the Precision eCare® Payment Kiosk website is in compliance with CSG’s published specifications for the Kiosk Software as well as Customer's business requirements and the then-current version of the technical specifications documentation that is approved by Customer in writing in the applicable Statement of Work for deployment of the Kiosk Unit which shall include, but not be limited to English and Spanish language used for website content and error messages, Kiosk Unit flow customizations and account look up and bill presentment and bill payment features (“Kiosk Software Specifications”).

10. CSG shall provide Customer with at least ****** (**) ***** advance written notice of any proposed change of the Hardware TPV, or in the form design or exterior aesthetics of the Additional Kiosk Units.  Any changes in the form design, or exterior aesthetics, of Kiosk Units must be pre-approved by Customer in writing (email is sufficient) prior to shipment of such changed Kiosk Unit to Customers.

11.CSG shall ensure that the Kiosk Units shall not include any functionality that permits a Connected or a Non- ACP Subscriber to suppress paper bill statements or to authorize recurring payments without the approval of Customer’s Law Department.

12.  CSG is not responsible for: (i) obtaining any required governmental approvals or licenses regarding the physical location of the Kiosk Unit at the site designated by Customer; (ii) providing support of the Hardware Components to the extent not covered by the Warranty; or (iii) providing nightly cash drawer collections from the Kiosk Unit and related settlement functions and reporting.

13.Customer is responsible for ensuring that Customer's Service Oriented Architecture ("SOA") is available for integration with the Kiosk Units; CSG is responsible for ensuring the integration of the SOA to Precision eCare pursuant to that certain Statement of Work, "Implement Enhancement to Precision eCare Payment Kiosk," executed as of November 8, 2013 (CSG document no. 2503563).

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

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Exhibit 1

to

Exhibit Attachment D for Precision eCare® Payment Kiosks

WARRANTY

Trouble Report and Process; Hardware Warranty and Onsite Hardware Warranty Services

1. Trouble Report and Process: To initiate Warranty services, notification will be provided from Customer to CSG that a Kiosk Unit or Hardware Component within a Kiosk Unit is out of order or that any issue covered under the Warranty has occurred.  When a problem occurs with a Kiosk Unit, Customer will call CSG’s International Service Desk (“ISD”) for Level 1 support, to report the issue. The Kiosk Unit serial number and, if applicable, the failed Hardware Component identification (if known) will be required when Customer calls the ISD for assistance. The ISD will engage CSG's Level 2 operational support who will contact Customer to begin troubleshooting and identification of the issue.

2.Hardware Warranty: CSG (by and with its Hardware TPV) hereby warrants that, except as otherwise provided herein: (i) the Hardware Components in each Kiosk Unit (as such Hardware Components are identified in each Statement of Work executed between a Customer and CSG for deployment of Additional Kiosk Units and, with respect to the Existing Kiosk Units, as identified in the respective Statements of Work for the Existing Kiosk Units), will be free from defects in material and workmanship, (ii) the Kiosk Unit (including all device firmware) shall perform in accordance with the specifications described in the Thinman User Manual (the "Thinman Specifications") in all material respects, and (iii) upon the date of delivery to the Customer's designated location, the Kiosk Unit shall comply with the Americans with Disabilities Act of 1990 and any other Legal Requirements then in effect that impact the Hardware Components; provided, however, that CSG’s obligations as provided in this clause (iii) shall not apply to the extent Customer’s use of the Hardware Components is in a manner which is non-compliant with applicable laws, rules, regulations and requirements where such violation of law is not caused by a failure of the Hardware Components themselves to be compliant with applicable laws, rules, regulations or requirements (e.g. the screen height of the Kiosk Unit is ADA compliant but Customer chooses to place the Kiosk Unit on a platform that results in a disabled person being unable to reach the screen of the Kiosk Unit, and such placement causes a violation of the ADA).

CSG (through its Hardware TPV) shall repair or replace any defective Hardware Component within two (2) business days following diagnosis of the issue identified in Customer’s trouble report at no to cost to Customer, including all shipping expenses.

3.Onsite Hardware Warranty Services: Following CSG's receipt of a trouble report from Customer (a) CSG shall call Customer within **** (*) ******** ***** to commence remote troubleshooting; (b) upon completion of remote troubleshooting and identification that the reported

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trouble involves a Hardware Component issue and that an onsite technician is required to resolve the issue, a technician will be scheduled by CSG (through its Hardware TPV) to, and shall, arrive onsite at the Kiosk Unit location within *** (*) ******** ****.  CSG shall use commercially reasonable efforts to cause the technician to arrive at the Kiosk Unit location with all necessary materials and parts, and such technician shall perform the necessary services to repair the Hardware Component (including replacement of any Hardware Component(s) that is inoperative), install all necessary firmware and drivers for the respective Hardware Component’s functionality, and test the Kiosk Unit as a whole to ensure that the reported problem(s) have been corrected and that the Hardware Components of the Kiosk Unit are performing in accordance with the Thinman Specifications.

4.O/S Support and Maintenance and Anti-Virus Software Responsibilities:  The tasks and activities that are the responsibility of CSG with respect to support and maintenance of the operating system software for the Kiosk Unit are as set forth in the Roles and Responsibilities Document.  Except for troubleshooting activities and the activities set forth in the Roles and Responsibilities Document that are CSG’s responsibility, CSG is not responsible for the support and maintenance of the operating system software for the Kiosk Unit.

Hardware Warranty Exclusions/Out-of-Scope:

•

The Microsoft Windows operating system of the computer installed inside the Kiosk Unit and the Kiosk Software; any operating system failures or performance issues will require both Customer and CSG to work together to troubleshoot and diagnose.  CSG will work in good faith to investigate operating system software issues and will work with Customer to repair any identified issues in a commercially reasonable manner.

•	Any component of the Kiosk Unit supplied by Customer or Customer's non-CSG suppliers.
•

Installation and testing of the Kiosk Software, including configuration or testing of the Kiosk Software or anti-virus software, network interfacing between the Kiosk Software and Customer’s SOA, drivers not relating to the Hardware Components.

•	Customer-consigned parts or components, engineering or custom modifications or engineering changes not set forth in a Statement of Work between CSG and Customer.
•	Cleaning, replenishing expendables, and, after Customer’s Acceptance of the Kiosk, arranging or positioning the Kiosk Unit.
•	Any failure of the Kiosk Unit that is attributable to any of the following (each, an “Excluded Failure”):
•	Misuse
•	Vandalism
•	Physical abuse
•	Accident
•	Modification of the Kiosk Unit or any Hardware Component thereto, other than by CSG, the Hardware TPV or an authorized service provider of CSG)

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•	Unsuitable physical environment
•	Maintenance by Customer or Customer’s service organizations that are not approved by CSG
•	Removal or alteration of a part or of the Hardware Component identification by someone other than CSG, the Hardware TPV or a CSG authorized service provider
•	Damage as a result of relocation by Customer of a Kiosk Unit
•	Environmental acts of God
•	Failure caused by any part, material or component not included as a Hardware Component herein and not provided by CSG or the Hardware TPV

5.  Out-of-Scope Terms and Expenses; Exclusions: If the problem is attributable (whether identified remotely or onsite) to a part, material or component that is outside the scope of the Warranty or that is determined to be caused by an Excluded Failure, then Customer will be charged for the necessary out-of-scope part(s) and services at the price(s) defined in the Quarterly Price List provided by CSG to Customer prior to the start of each quarter.  In such case, CSG shall inform Customer of the out-of-scope charges as soon as commercially reasonable (which in some cases may be after the replacement part or technician services are complete). Customer and CSG acknowledge that the determination of a given repair being out-of-scope may happen at all stages throughout the troubleshooting and repair process.

The technicians dispatched to Kiosk Unit locations are not able nor certified to modify, disable, or certify any security software including but not limited to: logging applications, anti-virus software, anti-malware software, or firewall software.

ADDITIONAL WARRANTY TERMS:

1. Term: The Warranty and Onsite Hardware Warranty Services are effective for three (3) years beginning on the date of delivery of the Kiosk Unit to Customer’s designated location (the "Warranty Period").

2.Service Hours:  Normal business hours for Warranty services, including Onsite Hardware Warranty Services, are deemed to be Monday through Friday, 8 am to 5 pm local time, excluding U.S. observed holidays.

3.Limitations of Onsite Hardware Warranty Services: The Onsite Hardware Warranty Services are limited to (a) removal and replacement of malfunctioning Hardware Components and correction of any other failure of the Kiosk Unit to comply with the Warranty, (b) installation of all necessary firmware and drivers for the Hardware Component being replaced, and (c) diagnostic testing to ensure that the reported problem(s) have been corrected and the Kiosk Unit is performing in accordance with the Thinman Specifications.

4.Kiosk Unit Keys: Keys to the Kiosk Unit must be onsite and available prior to dispatch of a technician for Onsite Hardware Warranty Services.

5.Replacement Hardware Component:  The technician will arrive onsite with the replacement Hardware Component(s) or the replacement Hardware Component(s) will be shipped and delivered

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directly to Customer's designated location.  The Hardware Component(s) that will be provided will be the Hardware Component(s) identified as needed during the remote troubleshooting between CSG and Customer.

6.Issue Diagnosis:  Customer and CSG will be actively engaged following Customer’s trouble report and will use commercially reasonable efforts to identify the problem and diagnose the issue in order to expedite dispatch of the proper Hardware Components.

7.RMAs: The service technician is responsible for returning replaced Hardware Components to CSG (or its Hardware TPV) and obtaining/including the appropriate RMA number on such returned Hardware Components.

8.Use of Refurbished Replacement Parts: CSG (through its Hardware TPV) reserves the right to repair or replace with an in-kind Hardware Component from a refurbished and tested stock (at the sole discretion of CSG or Hardware TPV) so long as the functionality of such refurbished stock is like new and performance of the refurbished stock complies with the Thinman Specifications.  Title to replacement Hardware Components shall pass to Customer upon Customer’s receipt.

9.Impact on Warranty Period:  Replacing a Hardware Component does not change (and, specifically, does not extend) the Warranty Period.

10.Non-Hardware Component Warranty:  Non-Hardware Warranty service repairs requested by and pre-approved by Customers and provided by CSG (through its Hardware TPV) are warranted for ****** (**) **** after work is complete and accepted by Customer.

11.False or Errant Trouble Report: If a service trip is deemed unnecessary after the technician arrives due to a false trouble report submitted by Customer, Customer agrees to pay for the technician’s time onsite at the rate defined in the Quarterly Price List.  Customer and CSG agree to jointly perform remote troubleshooting prior to dispatching technicians in order to reduce the risk of this situation occurring.

12.Relocating Kiosk Units: With respect to each Kiosk Unit that Customer relocates, Customer must report the post-relocation address, contact, and phone numbers to CSG within ****** (**) **** of such relocation.  If problems occur due to Customer providing an inaccurate physical address as Customer's designated location of a Kiosk Unit, Customer agrees to pay any related shipping costs to reroute Hardware Components shipped to the pre-relocation address for such Kiosk Unit and/or for the technician’s time onsite at the rate defined in the Quarterly Price List where the technician went to the pre-relocation address for such Kiosk Unit.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

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Exhibit C-5

CSG Systems, Inc. Business Continuity/Disaster Recovery Plan

Disaster Recovery Program.  CSG agrees to comply with its disaster recovery program attached hereto:

CSG maintains written business continuity plans (BCP) that describe a pre-planned sequence of events to ensure the continuation, recovery, and restoration of all business-critical business functions in the event of a business disaster.  Business-critical functions (computer resources, networks, processes, and facilities) are those which, if not operating, would cause significant adverse impacts upon the services or products provided by CSG Systems, Inc. to its customers.

For BCP and disaster recovery purposes, CSG Systems, Inc. has categorized all business-critical functions into one of three critical recovery windows. These windows are referred to as Minimum Acceptable Recovery Configurations (MARC I, MARC II, MARC III), with each MARC being defined according to a specific period of time as follows:

•	All MARC I business functions are required to be operational from a BCP standpoint within ** ***** after declaration of a business disaster.
•	All MARC II business functions are required to be operational from a BCP standpoint between *** ***** and *** ***** after declaration of a business disaster.
•	All MARC III business functions are required to be operational from a BCP standpoint between *** ***** and *** ********** after declaration of a business disaster.

In the event of a declared disaster, affecting Customer data, CSG will provide Customer with BCP coverage as follows for the following products and services:

MARC I
*** ****** **** ************* (*** **** *** *********) ********
**** * *********** **********
********** ******* ******** (******* *********)
*** ********* *******
***** *** **** ********
MARC II
**** **** ************
********™ ****** ******* ***********

MARC III
********** ******** **********
****** ************ ********
*** *******
*********** ** *******
**********
**** *********

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

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CSG will maintain adequate BCP plans for each of the products and services listed above, and will test those plans an ****** basis for accuracy and adequacy.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

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Exhibit C-6

ACP Residential Voice Services

ACP Residential Voice Services and Functionality.  Customer shall receive the following ACP Residential Voice Services and functionality:

1.

Customer Care and Billing.  Use of ACSR is required for the ACP Residential Voice Services and functionality described below.  The services include the infrastructure required to support voice, HSD and Video services and the required interactions with the core billing engine, ACP to manage the customer’s account, process orders, manage the financials and produce a consolidated bill.

A graphical user interface is provided as an extension of ACSR and is used for managing customer care functions and processes.  ACSR and the ACP Residential Voice Services components are licensed by CSG, for the fees set forth in Schedule F.

Listed below are several specific examples of the available ACP Residential Voice Services features:
•	Add, modify or remove Video, HSD and VoIP services in one (or separate) orders
•	Assign or port telephone numbers from the appropriate rate center as part of the order entry process
•	Capture directory listing information
•	Schedule the installation of all services during the order entry process on one (or separate) orders
•	Provide MSAG validation of the service address on all VoIP orders
•	Package discounting across all lines of businesses
•	Ability to reschedule jobs
•	Ability to split jobs by lines of business, if necessary

Listed below are specific examples of features NOT provided:

•Automated transfer of voice services when a customer moves within our service areas

•Ability to directly make toll rating changes other than taxes and fees (example: changing from $.07 to $.05 per minute)

2.

Workflow Management.  Supports service initiation and triggering of the service order distribution API after an order is created or changed.  Order versioning is used to help manage change to existing orders.  Utilizing a work flow manager and ordered set of tasks (work plan) are created and then scheduled and tracked to completion.  Tasks defined by the customer are manual and are completely user definable.  CSG can also support the creation of tasks that will initiate the Service Order Distribution Interface (SODI) to feed downstream OSS and provisioning systems that would be used for order management and service activation.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

(a)

Telephony Features (as applicable).  The ACP Residential Voice Services component can be configured to include the data structures necessary to collect the information for service providers operating in a local facilities-based service offering.  Automated point-to-point interfaces to third party trading partners are not part of the base package.  Listed below are the data structures supported when using CSG’s residential voice services component.

•	E911
•	CARE
•	LIDB/CNAM
•	Local Number Portability
•	Directory Listing
•	Directory Assistance/Operator Services
•	Calling Card
•	Switch Provisioning
•	Voice Mail

(b)

Automated Interfaces.  Automated interfaces to the types of trading partners listed above can be accomplished with a third Party OSS and Provisioning System via integration to CSG’s Service Order Distribution Interface.  Alternatively, a provider may elect to process the required transactions for each of these trading partners via a manual mechanism.  These interfaces are available as set forth in Schedule F.  Installation, license, annual maintenance, and operations support fees may vary depending on the complexity of the interface as determined in CSG’s reasonable discretion after consultation with Customer.  CSG agrees that no variation from the fees set forth in Schedule F, as of the Effective Date, shall be required with respect to the initial interface(s) required by Customer as part of the initial ACP Residential Voice implementation.

3.

Event Processing.  Event Processing provides support for the rating of measured service usage.  Based on the type of event to be rated the event processor mediates inbound usage into a billable format, applies the appropriate rating rules, and guides the rated and billable usage to the respective account for billing.  Charges for this component are included in the Usage Processing Fee, as set forth in Schedule F.

(a)

Usage Types (as applicable).  Provides support for processing usage transactions in support of voice products.  Usage is processed based on the inbound event record format and the respective usage communication plan applicable the end consumer.  CSG’s event processor does not provide for the polling and collection of events from network elements.  Examples of the types of processing provided include:

•	Measured local calls
•	Outbound Dial 1 switched long distance
•	Inbound 800 switched long distance
•	Calling Card
•	Directory assistance and other calling features

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

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Note – This is an example list of supported usage types and does not represent an exhaustive list.

(b)

Usage Interfaces.  Available via a license fee and applicable annual maintenance fees as set forth in Schedule F.  Call plan setups are available on a time and materials basis at customer’s then-current rates, under a duly executed Statement of Work.

4.

Application Administration.  Provides CSG and the customer the capability to establish, modify and maintain the additional rules tables and data structures required to operate the system.  Provides a Graphic User Interface to perform these functions.  Includes the following capabilities.

(a)	Product catalog setup and maintenance
(b)	MSAG validation and storage of MSAG address
(c)	Management of numbering resources (i.e. telephony numbers) and their geographic availability
(d)	Management of service availability
(e)	Workflow administration
(f)	Event / Usage application administration

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

Exhibit C-6(a)

CSG ACP COMMERCIAL UPGRADE

ACP Commercial Upgrade Definition.

The ACP Commercial Upgrade is a series of operational and functional enhancement projects packaged as a onetime platform upgrade.  It is an upgrade to the existing ACP and ACP-V platform on which residential services are provided and, therefore, Customers obtaining the Upgrade platform will continue to be subject to the terms, conditions and pricing of the ACP platform services.  Commercial accounts shall mean an account with five (5) telephone lines or more, with no limit on other phone, HIS or video commercial accounts or an account designated by Customer as a commercial account.

ACP Commercial Upgrade Description.

The solution will add the necessary operational efficiency improvements and new features to support CSG customers wanting to offer commercial services to the market place.  The solution is built atop the existing ACP and ACP Voice infrastructure and will, therefore, provide comparable functionality as ACP and ACP Voice but will be tuned to appropriately scale to meet the more demanding needs of larger commercial account structures.  Additionally, there are a number of commercial specific functional enhancements that are incremental to the existing solution capabilities.  The solution is tailored to meet the unique needs of the Very Small Business (VSB), Small Offices Home Offices (SOHOs), and Small to Medium Businesses (SMBs) customer segments.

The ACP Commercial Upgrade is intended to support a single Customer/Location structure capable of supporting 1-30 voice lines and/or trunking service(s).  Larger account structures can be achieved via CSG’s current Account Hierarchies functionality in which multiple individual accounts can be aggregated into a larger account structure.

The ACP Commercial Upgrade will be delivered over two major CSG software releases and will include the following:

Release * – ****
•	Performance Tuning and Operational Engineering
o	Enhancements and refactoring of the following application components:
	-	Order Management-Better management of the order items and efficient order processing
-

Interfaces – Interface message sizes will increase for larger commercial Accounts and therefore changes to the message buffer size and processing time out values will be adjusted to accommodate the larger Order payloads.

	-	Database Model – Modifications to the data model, changes to trigger logic, and use of latest efficient database constructs and technology

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

•	Account Inventory Item Governors – Provides the ability to limit the number of inventory items (e.g. Telephone Numbers) supported for a given account type (i.e. Residential vs. Commercial)

Release * – ****:

•	Service Code enhancements
o	Rate changes will be supported for Bulk Services where the rate does not differ from new default rate
o	Security support for Individual Case-based Pricing (ICP) for situations that call for contracted rates that vary from new standard default rate
o	New Commercial Services filter will be implemented to filter the list of available service (i.e. present residential services or commercial services or both)
•	Distinct Residential and Commercial workflows
o	Customer Records will be identified and tagged in the Customer/Account setup process as either Residential or Commercial
-

Commercial specific ACSR® OWF modifications will be made to expose the new 50 character Company Name, and Responsible Party fields.  (NOTE – invoice and envelope design changes may be required to accommodate a new Address Information Block when electing to enable the new feature.)

-	Service Classification and Availability rules will be enhanced to account for new Customer/Account Type filter values (i.e., present residential services, commercial services, or both)
•	Enhancements to Telephone Number Inventory Management
o	Residential and Commercial TN Inventories will be managed by a common TN Inventory Management System (i.e. ACPV BackOffice)
-	Consistent processes, management, and reporting functions
o	Enhanced capabilities to search Telephone Number inventory for contiguous number blocks
o	Capability to reserve TN blocks to Accounts via ACSR (security controlled)
o	Ability to propagate same parameter values to all the parameters belonging to the multiple instances of the same catalog
•	Invoice and Statement requirements to support up to 10 unique statement form types and additional commercial information
o	Support for up to 10 unique Statement Form Types
-

Customer driven Statement Form Types will support custom and tailored invoice formats for different business segments and verticals; provided, however, that efforts to develop a customer driven Statement Form Type will be covered in a separate statement of work, signed by CSG and Customer

o	Support for new 50 character Company Name and Responsible Party attributes in Commercial Account setup workflow, and provide options for new Envelope Name/Address Block
-	Note – may require design changes with CSG’s Output Solutions Center which will be covered in a separate statement of work signed by CSG and Customer

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

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o	Ability to summarize and prioritize the statement display of services, packages, installs, deposits, prorates, offers, bundles, products, and standalone entities
-	Detailed Account Hierarchy Control Account statements will support the summary of Services, Packages, Installs, Deposits, and Prorates
o	Provide the ability to capture an “Alternate Service Descriptor” on a per account or account item basis for customer charge reconciliation
-	Examples include Purchase Order Numbers, Contract IDs, Sales Channel Identifiers, etc.

•	Support for Commercial Electronic Bill Presentment and Payment (EBPP) options via Precision eCare
o	Commercial account enrollment, and EBPP functions
o	Electronic invoice download capability
•	(Optional) compatible upgrade to new EAL System

The following additional terms and conditions apply to the ACP Commercial Upgrade.

a)Account Hierarchy Fees.  Account Hierarchy fees are included in the license fees and may be used for all varieties of commercial business accounts.

b)Enhanced Account Ledger (EAL). Customer's EAL monthly per subscriber charge will be included in the License and Maintenance Fees as provided in Schedule F.  EAL may be used for both residential and commercial accounts.

c)For clarification purposes, Credit Management and Collections services listed in the Agreement are services that cannot be provided for commercial accounts.  In addition, Precision eCommerce is functionality that is excluded for commercial services.

d)  Customer may elect to migrate its commercial business customers to other non-CSG platforms at any time, so long as the license fees and corresponding Annual Maintenance fees for the ACP Commercial Upgrade are paid in full.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

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Exhibit C-7(a)

Precision eMail®

A.PRODUCT DESCRIPTION

CSG’s Precision eMail® is a web based email application that allows for real-time trigger or batch sends for transactional or campaign based email messages while providing real-time reporting on each send.  In addition, Precision eMail® offers a business rules engine capable of creating dynamic targeted content within the email message in order to deliver unique content to each of Customer's subscribers.  Precision eMail® and any supplemental components (“Modules”) will be implemented by CSG for Customer in a mutually agreed upon statement of work.

B.BASIC COMPONENTS OF PRECISION eMail®

Content Management:

Emails  -  Precision eMail® is a type of email message delivered to Customer's Precision eMail® subscribers.  Customer can create "batch" and "triggered" Precision eMail® interactions.
Templates – A template is a defined layout that allows Customer to create a Precision eMail® message.
Portfolio - A portfolio is a single entry point to manage the image, document, and media files that Customer uses and refers to in Customer's Precision eMail®.  Customer is able to see all of its stored digital assets together in the portfolio.
Content library – The content library is a folder that allows Customer to create and store static or dynamic content to be used in a Precision eMail® message.
Surveys – The surveys feature allows Customer to create surveys that can be included in a Precision eMail® message or landing page.

Subscriber Management:

Lists - A list is a list of Customer's subscribers who have provided their email address(es) to Customer (i.e., "opted-in") for the purpose of receiving email messages from Customer and its service providers, including but not limited to Precision eMail®.
Groups - A group is a segment of a list.
Profile Management – Profile management is an attributes file which contains the attributes associated with Customer's subscribers in an account (up to *** ******* ***** (***) *** *******).
Data Extensions - A data extension is a table within the Precision eMail® database that contains Customer’s data.  Usually, the data that Customer retains in a data extension relates to Customer's subscribers but does not fit within Customer's subscribers profile attributes.
Data Filters - Data filters provide a more sophisticated list segmentation than is available with the groups feature.  In addition to Customer's subscriber lists, data filters will allow Customer to segment other types of lists that Customer maintains in its data extensions.
Dynamic Content - With dynamic content boxes, multiple versions of a single content box exist; the version that will be seen by a Customer's subscriber will depend on such specific subscriber’s attributes.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

Interactions:

Activities - Activities give Customer the ability to automate work that Customer does in Precision eMail®. Together with Messages and Programs, Activities can perform many of Customer’s recurring processes.
Messages - Messages give Customer the ability to select from a variety of channels (including without limitation email messaging) through which Customer will communicate with Customer’s subscribers.  Together with Activities and Programs, Messages can perform many of Customer’s recurring processes automatically.
Batch:  A batch Message send goes to Customer's subscribers that Customer has identified and at a time specified by Customer.
Trigger: A triggered Message send goes to Customer in response to Customer's subscriber's action.
Programs - Programs give Customer the ability to automate many recurring processes.  At a minimum, Customer will have the ability to create, schedule, start, stop, and skip individual scheduled instances of a Program in Precision eMail®.

Send Management:

Sender Profiles - Sender Profiles allow Customer to create specific “from” name and email addresses to be used when sending Precision eMail®.

Delivery Profiles –  Delivery Profiles allow Customer to create the footer and header message to be applied to a Precision eMail® message.

Send Classification– Send Classifications allow Customer to mark each Precision eMail® as either transactional or commercial.

Transactional Sends - Transactional Precision eMail® messages, per CAN-SPAM, are primarily Precision eMail® that "facilitates, completes, or confirms a commercial transaction that the recipient has previously agreed to enter into with the sender."
Commercials Sends - Commercial Precision eMail® messages, per CAN-SPAM, are "any electronic mail message the primary purpose of which is the commercial advertisement or promotion of a commercial product or service."  Commercial messages must include a mechanism to unsubscribe, the physical mailing address of the sender, and (if unsolicited) a notice of advertisement.

Private IP and Domain - Each Precision eMail® account allows Customer to specify a domain name to use with Customer’s subscribers' accounts as well as establishing Customer’s own IP address.

Tracking and Reporting – Tracking and Reporting provides for real-time reporting of Precision eMail® deliverability and tracking of user interaction per Precision eMail® message.

API – Set of web services that allows Customer to pass real-time Triggers and Batch sends via an external source.

C.DESIGNATED ENVIRONMENTS

“Designated Environment,” means the current combination of other computer programs and hardware equipment that CSG specifies for use with Precision eMail®, as identified on CSG’s website at https://my.csgsupport.com.  Customer will use commercially reasonable efforts to keep its hardware and

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

software in conformance with the Designated Environment specifications that CSG may provide from time to time.

D.PRECISION eMAIL® INFORMATION

Information regarding Precision eMail®, including information about use, availability and service levels, can be found at CSG’s website at https://my.csgsupport.com.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

Exhibit C-7(b)

Precision eMail®

TERMS AND CONDITIONS

Subject to the terms and conditions of the Agreement, as modified by this Exhibit, CSG will provide Precision eMail® to Customer, and Customer engages CSG to provide such Product for Customer's use.  In the event of a conflict between this Exhibit and the Agreement, the terms and conditions of this Exhibit only with respect to CSG’s provision and Customer’s use of Precision eMail®, shall prevail.

1.Definitions.

1.1	“Product” for purposes of this Exhibit, shall mean Precision eMail®, an electronic access to CSG’s vendor's email marketing software over a computer network and related technical support services.
2.

Customer Use.  Customer may use Precision eMail® only in and for Customer’s own internal purposes and business operations.  Customer may not use Precision eMail® in any manner for any third party (other than for Customer’s customers as provided herein).  No license or right to use, reproduce, translate, rearrange, modify, enhance, display, sell, lease, sublicense or otherwise distribute, transfer or dispose of Precision eMail® accessed by Customer, in whole or in part, is granted, except as expressly provided in this Amendment.  Customer shall not reverse engineer, decompile, or disassemble the Precision eMail® application software.  Nothing in this Agreement will entitle Customer to access or use the source code of Precision eMail®.

3.	Pricing. Precision eMail® will be provided by CSG to Customer for the fees set forth in Schedule F of the Agreement.
3.

Indemnification.  Subject to Article 7 of the Agreement entitled “Indemnity,” Customer shall indemnify and hold CSG, its applicable vendors, and their officers, directors, employees and agents, harmless from and against any claims, losses, damages, liabilities, costs or expenses of any nature (including reasonable attorney’s fees) suffered or incurred by any of them to the extent that such are caused by or arise in connection with (i) Customer’s failure to comply with applicable law in relation to its use of Precision eMail®, (ii) CSG’s or its vendor’s use, in connection with the performance of Precision eMail® and to the extent such use is authorized by this Amendment, of any email addresses, Customer's subscribers and use information, or other information that CSG or its vendor(s) obtains from Customer's subscribers for the purpose of providing Precision eMail® to Customer, (iii) any content provided by Customer and used in conjunction with Precision eMail®, or (iv) any newsletters, or other materials sent by Customer using Precision eMail®.

4.Customer's Representations and Warranties.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

Customer represents and warrants to CSG that:

a.	Customer’s agreement to engage CSG to provide Precision eMail® does not violate any agreement or obligation between Customer and any third party.
b.

To the best of Customer’s knowledge, neither any information delivered by Customer nor Customer’s performance hereunder will infringe on any copyright, patent, trade secret or other intellectual property right held by any third party.

c.

Customer shall not use Precision eMail® in a manner that violates any international, federal, state or local law or regulation relating to individual privacy or the distribution of Precision eMail® messages.  Customer shall not use Precision eMail® for purposes of, or transmit via Precision eMail®,  (i) any unlawful, fraudulent, libelous, defamatory, obscene, pornographic, profane, threatening, abusive or otherwise objectionable information of any kind, including without limitation any transmissions constituting or encouraging conduct that would constitute a criminal offense, give rise to civil liability or otherwise violate any local, state, national or foreign law, including without limitation the U.S. export control laws and regulations; (ii) any chain letters, pyramid schemes or other deceptive, misleading and/or fraudulent content, (iii) any unsolicited commercial or non-commercial communications, (iv) any emails with deceptive, misleading or false subject lines or header information that makes it difficult to identify the initiator of Precision eMail®, or (v) any information containing a virus, Trojan horse, worm, or other harmful component.

d.	Customer shall be solely responsible for any damages from Customer’s breach of the obligations and representations and warranties in this Exhibit.
5.

Customer shall ensure that each person as to whom addresses are provided to CSG by Customer (i) has been or will be given notice of Customer’s privacy policy (which policy shall not constitute an unfair or deceptive trade practice or be contrary to any privacy laws or requirements), (ii) has been or will be given a choice with respect to the use by Customer of such information for which applicable law requires Customer to obtain such person’s consent, (iii) has been or will be given access to information collected about such person to the extent such access is required by applicable law, (iv) can or will be categorized as an “opt-in” recipient by his, hers or its agreement (evidence of which may be written, electronic or other affirmative election) with Customer to receive such information via Precision eMail®, and (iv) has not and will not have notified Customer of his, hers or its desire not to receive Precision eMail® (i.e., no such person has “opted out” of the receipt of Precision eMail® with respect to Customer or its products or services).  Upon notification to Customer from any person that such person desires not to receive Precision eMail® or any of Customer's respective products or services, Customer will promptly unsubscribe such recipient.  Customer has reviewed the Anti-Spam Policy and initialed and executed the Anti-Spam Certification set forth in Attachment 1, attached hereto and made a part hereof.

6.	CSG’s Representations and Warranties. CSG represents and warrants to Customer that:

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

a.	CSG’s agreement to provide Precision eMail® to Customer does not violate any agreement or obligation between CSG and any third party.
b.	To the best of CSG’s knowledge, its provision of Precision eMail® does not infringe any copyright, patent, trade secret or other intellectual property right held by any third party.
7.	Certifications and Acknowledgements. Customer certifies that it understands and acknowledges that:
a.

CSG or its vendor(s) may, at its sole discretion, refuse to distribute any Precision eMail® content or other information provided by Customer that contains information that CSG or its vendor(s) has a reasonable basis to believe to be defamatory, infringing, or otherwise unlawful.

b.

Customer will, to the extent required by law or its customer privacy policy, obtain permission from each person to whom Customer sends Precision eMail®.  Customer will indemnify CSG and its vendor(s) for any third-party claims arising from Customer’s failure to do so.  CSG may further refuse to distribute any Precision eMail® to any person if CSG has a reasonable basis to believe that such distribution would be unlawful or prohibited due to CSG’s third party vendor contractual requirements, but in the event of the latter CSG shall provide reasonable advance written notice to Customer and CSG shall work exercising commercially reasonable efforts with Customer and CSG’s third party vendor to continue distribution of pre-paid bundles of Precision eMail®.

c.

To the best of Customer’s knowledge, neither CSG nor its vendor(s) has an obligation to review Precision eMail® content, email addresses or related information provided by Customer to ensure that such comply with applicable laws, and Customer accepts full responsibility for its compliance with such laws.

d.	All email addresses shall be supplied solely by Customer. Neither CSG nor its vendor(s) have any obligation to supply, “scrub,” or otherwise verify the legal compliance of any email list.
e.

CSG and its applicable vendor(s) are electronic mail service providers.  The purpose and function of Precision eMail® is to enable Customer to send and/or receive emails.  CSG is only an intermediary in sending and/or receiving electronic mail.

f.

Neither CSG nor its vendor(s) will initiate, transmit or cause to be transmitted any Precision eMail® created and/or delivered by Customer.  Customer is solely responsible for the creation, initiation and transmission of its Precision eMail®, including, but not limited to, the content of such Precision eMail®, the recipients of such Precision eMail® and the timing of such Precision eMail®.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

8.

Outage Policy.  Except for routine maintenance and systems upgrading that is managed by CSG or its vendor(s)  to provide Customer's products and services, Precision eMail® shall be fully functional and operational not less than *********** ******* (**%) of the time, *********** (**) ***** *** ***.  THE FOREGOING NOTWITHSTANDING, CUSTOMER ACKNOWLEDGES AND UNDERSTANDS THAT CSG DOES NOT WARRANT THAT TRANSMISSION OF EMAILS VIA PRECISION eMail® WILL BE UNINTERRUPTED OR ERROR FREE AND THAT CSG AND ITS VENDOR(S) MAY OCCASIONALLY EXPERIENCE “HARD OUTAGES” DUE TO INTERNET DISRUPTIONS THAT ARE NOT WITHIN THEIR CONTROL.  ANY SUCH HARD OUTAGES SHALL NOT BE CONSIDERED A BREACH OF THIS AGREEMENT.

9.

Termination.  Any other provision to the contrary notwithstanding, CSG shall have the right to terminate Customer’s access to and use of Precision eMail® at any time by providing Customer with  notice of termination in the event that Precision eMail® is no longer available to CSG, unless and excluding the extent to which such unavailability is caused by CSG’s failure to comply with its contractual obligations or its obligations under applicable law, provided such unavailability is not a result of Customer’s failure to comply with its obligations hereunder.  Upon such termination, Customer's use of Precision eMail® will terminate.  Promptly upon termination for any reason, Customer must return or destroy, as requested by CSG, all materials pertaining to Precision eMail® (including all copies thereof).

9.

Third Party Beneficiary.  Customer understands and agrees that CSG’s vendor(s) for Precision eMail® are third party beneficiaries to the Agreement to the limited extent applicable to the provision by CSG and use by Customer of Precision eMail® pursuant to this Amendment and only for so long as naming such vendors as third party beneficiaries for this purpose is a contractual obligation between CSG and its vendor for Precision eMail®.

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***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

ATTACHMENT 1 to Exhibit C-7(b)

CSG Anti-Spam Policy

Customer certifies that it will use Precision eMail® only to send emails to its subscribers and prospects that have provided their email address to Customer (opted-in) for the purpose of receiving email messages from Customer and its service providers, including but not limited to Precision eMail®.  Customer is forbidden to transmit unsolicited commercial email that does not comply with the Controlling the Assault of Non-Solicited Pornography and Marketing Act of 2003, codified at 15 U.S.C. §§ 7701 et seq. or other applicable law (“Spam”) via Precision eMail®.  CSG does not buy or sell email lists, nor does CSG allow Customer to use purchased or harvested email lists for use via Precision eMail® (see below).

Additionally, CSG offers "confirmed opt-in" as an optional tool for Customer to use to help minimize allegations of spam and abuse. When a list is designated as “confirmed opt-in,” Precision eMail® automatically sends a follow-up email to each subscriber on such lists asking the recipient to verify that he, she or it wishes to receive communications via Precision eMail®.  Only those subscribers responding affirmatively will be opted-in to future mailings sent via Precision eMail®.

CSG additionally requires that Customer stop mailing an existing list when it is determined to be in violation of CSG's anti-spam policies.  Repeated violations or failures to comply with CSG's anti-spam policies will result in termination of Customer’s access to Precision eMail®.

Customer's Agreement

Customer agrees not to send Spam via Precision eMail®.  For any Opt-in list of email addresses used via Precision eMail®, Customer agrees to provide CSG, upon reasonable advance written request from CSG, with the source of such email addresses, the method used for recipient sign-up, and details surrounding the process used, and whatever other reasonable information related to the transaction or sign-up process used by Customer which includes, but is not limited to, date and time of sign-up, hashed, IP address of sign-up, website from which sign-up originated, and whatever other information Customer requested at sign-up.

Customer certifies that it will not use rented or purchased lists, email append lists, or any other list that contains email addresses captured in any method other than via an opt-in basis (as defined above) in the Precision eMail® system.  CSG retains the right to review Customer's lists and Precision eMail® sends to verify that Customer is abiding by the privacy and permission policies set forth herein.  Customer is required to comply with this CSG’s policy and all applicable law.

CSG's Agreement to Protection of Subscriber and Privacy Protection

CSG agrees that it shall use reasonable security measures to protect against the loss, misuse and alteration of data used for Precision eMail®.  Email addresses provided for Precision eMail® shall be maintained in a secure and private manner and not be used for any other purpose.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

Receiving Email via Precision eMail®

Customer's subscribers and prospects shall receive emails via Precision eMail® only from Customer and only on an "opt-in" basis.  Customer certifies that all email addresses transmitted via Precision eMail® are from opt-in email addresses that have given permission to Customer to send them email messages, including those sent using Precision eMail®.  CSG does not allow or desire that Customer use Precision eMail® to send unwanted mail or spam.

Reporting Unwanted Mail as Spam

In the event that Customer's subscribers or prospects do not recognize the originator of email received through Precision eMail®, he, she, or it  can report such event to CSG as spam by sending it to list-spamreport@csgsystems.com.  CSG shall receive, investigate, catalog, and take action based on such reported events.  In addition, such Precision eMail® may be reported to any spam reporting entity, including Spamcop at www.spamcop.net.  Customer's subscribers' Precision eMail® providers (AOL, Hotmail, Yahoo) “report as spam” mechanism may also be used to notify the ISP of the spam message.  ISPs use this information to determine good senders from bad senders;  CSG will regularly work with ISPs to take action based on such data.  Alternatively, reputable anti-spam blacklist groups will identify a spam issue and inform ISPs of that issue.  CSG will work with anti-spam blacklist groups and will strive to address all issues to such groups' satisfaction.

Removal From the Precision EMail® List:

Each email sent through Precision eMail® shall contain a link that will allow a Precision eMail® subscriber or prospect to unsubscribe from receiving Precision eMail® from the sender.  Except for Precision eCare produced e-mails (with respect to which subscriber or prospect requests to unsubscribe from receiving Precision eCare related e-mail from the sender shall be sent to a Customer hosted site), CSG will provide Customer with a daily file containing the email address, date, time, and for each subscriber or prospect that has requested to unsubscribe from receiving Precision eMail® from the sender.  Each Precision eMail® shall contain an easy and automated way to unsubscribe.  A Precision eMail® subscriber or prospect shall also have the ability to change his, hers, or its expressed interest at any time and to have the ability to unsubscribe or change expressed interests by following instructions that shall be placed at the bottom of any Precision eMail®.

Information Will Not Be Shared, Sold or Rented

CSG will not share, sell, or rent individual, personal or other information without obtaining the Customer’s advance permission, unless ordered by a court of law.  Information submitted to CSG is available only to its employees responsible for managing such data.

Anti-Spam Policy information is available at: ************; or email at:  ******************************.

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***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

ATTACHMENT 1 to Exhibit C-7(b) (CONTINUED)

Anti-Spam Certification Form

In order to comply with federal law, email best practices, and the policies set forth by ISPs and other email filtering organizations, CSG shall require Customer to certify compliance with the Anti-Spam email policy as well as the opt-in status, as defined in the policy, of any lists distributed using Precision eMail®.

If you, Customer (or Customer's vendor), cannot provide the certifications requested below, please contact a CSG representative to discuss the means by which Customer’s email distribution list(s) may be brought into compliance with CSG's opt-in list requirements.

First Certification: Anti-Spam Policy
I, or another member of my organization, have read and understand CSG’s Anti-Spam Policy (attached hereto).
______________
initials
Second Certification: List Source

I certify that Customer (and/or its subsidiaries) is the owner of all email distribution lists distributed using Precision eMail®, and that Customer is solely responsible for the composition and membership of each list.

______________
initials
Third Certification: List Opt-In Status

I certify that all email addresses transmitted by Customer via Precision eMail® subscribers and prospects have given permission to Customer to send them email messages, including those from Precision eMail®.

______________
initials
Certified by Customer: Charter Communications Operating, LLC (“Customer”)
By: Charter Communications, Inc., its Manager

Signature:_________________________________
Name:___________________________________
Title:___________________________________
Date:___________________________________

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

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Exhibit C-8

Mass Change Platform (MCP)

Mass Change Platform (MCP).  Mass Change Platform ("MCP") is an application that provides Customer the flexibility to enter, schedule, submit, execute, and monitor requests for mass changes to fields that are normally editable in the "house" and "order objects" files of CCS®.  Customer also can create, complete, or cancel orders to add, remove, or update codes, including provisionable billing codes.  Customer also can create mass changes to apply miscellaneous adjustments or update account attributes on selected accounts.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

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Exhibit C-9

CSG Smart Video

SERVICE DESCRIPTION

CSG’s SmartVideo offering provides a hosted service that generates videos viewable by Customers Connected and Non-ACP Subscribers utilizing data elements provided by CSG’s billing system, CSG’s statement platform(s) and/or Customer.  The videos will contain a standard set of dynamic and customer care related scenes as mutually agreed in the applicable implementation Statement of Work for CSG SmartVideo (the “Video Scenes”), and will leverage data elements to personalize the Video Scenes.

CSG will create, edit, manage and deliver personalized video bills to Connected Subscribers and Non-ACP Subscribers via email from Customer's email platform(s) and/or Customer's online web portal.  The Video Scenes will include both dynamic and Video Scenes from which CSG will create, edit, manage and deliver the statement videos to Customer for delivery to Customer's Connected and Non-ACP Subscribers (“Statement Videos”).

The CSG SmartVideo Statement Videos may be made available by Customers for purposes of explaining the elements of each Connected Subscriber's and Non-ACP Subscriber's bill to new subscribers, as applicable, and/or current Connected Subscribers and Non-ACP Subscribers, that have requested and are receiving new and/or additional services from Customer.  In its sole discretion, Customer will determine who, in terms of both Connected Subscribers and Non-ACP Subscribers, will receive the SmartVideo statement videos.

  Customers will have the option to include customer satisfaction surveys, approved by Customers in advance, integrated in the Video Scenes.  If Customers elect to use such customer satisfaction surveys, reporting provided for CSG SmartVideo services shall include responses to same.

The CSG SmartVideo Statement Videos and any supplemental components will be implemented in a mutually agreed upon Statement of Work.  Additional information regarding the CSG SmartVideo offering is available to Customer in the CSG's Product and Service documentation located at https://my.csgsupport.com or upon request.

ADDITIONAL TERMS

1.Permitted Subcontractor. Customer hereby agrees and acknowledges that, in connection with CSG’s provision of the CSG SmartVideo services, CSG’s SmartVideo Vendor (“********** ***.”) may have access to certain Customer Confidential Information, solely as necessary to provide the applicable CSG SmartVideo Services. Customer approves of the CSG SmartVideo Vendor as permitted subcontractor under the Agreement, provided, however, in no event does such approval waive CSG’s obligations under the Agreement with respect to permitted subcontractors.

2. Intentionally Left Blank.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

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3.Support.  CSG shall provide support for CSG SmartVideo services and problems shall be reported and resolved, in accordance with ******** * level as set forth in Schedule H of the Agreement.  CSG’s support obligations shall continue through the earlier of (a) termination or expiration of the Agreement (and any Transition Assistance Period, as defined in the Agreement) or (b) such time as all Customers cease use of CSG SmartVideo services.

4. Term and Termination.  CSG SmartVideo services shall be provided for an initial term of ******** (**) ****** from the Effective Date and shall automatically renew for additional *** (*) **** terms unless CSG provides Customer with written notice of non-renewal at least ****** (**) **** before the end of the then current term.  In addition, CSG may terminate the CSG SmartVideo services if its agreement with SmartVideo Vendor terminates for any reason.  In such event of such termination, promptly following knowledge of same by CSG, CSG shall provide Customer with written notice that the CSG SmartVideo services will terminate with the anticipated termination date specified in such notice.  In the event the termination by CSG is due to CSG no longer having an agreement with SmartVideo Vendor (i.e., due to an uncured material breach by SmartVideo Vendor and/or CSG) or either CSG or SmartVideo Vendor elects to not renew, CSG agrees to promptly provide a refund to Customer of Video View Fees paid for any unused Video Views applicable to the then current CSG SmartVideo Consumption Period.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

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Exhibit C-10

CSG Data Publisher

Service Description

1.	a. Vantage Edition

CSG will publish and apply CSG Vantage® and CSG Vantage® NRT updates to a Customer hosted relational data store (the " Customer Data Store") which will provide Customer with the ability to update the Customer Data Store, based on the CSG Vantage® and the CSG Vantage® NRT objects (the “CSG Data Publisher Objects”) which have been previously identified and agreed upon by the Parties and are duly documented.

b.  File Edition

CSG will publish nightly end-of-day CSG Vantage® files that will include changes of that day to the Vantage files (the “Delta Files”) and will apply the Delta Files to a secure file transfer protocol (“SFTP”) site for Customer pickup of the CSG Vantage® objects (the “CSG Data Publisher Objects”) which have been previously identified and agreed upon by the Parties and are duly documented.

2.	Supported Environment for CSG Data Publisher

CSG and Customer agree that the Data Store will operate on a database version that is compatible with CSG data attributes.  The CSG database, as initially deployed, will be minimally on Oracle version 11.2 or higher.  Customer will notify CSG not less than ****** (**) **** in advance of any changes to the location of the Customer Data Store, the relational database management software, or the operating system of the supported environment.

3.	Software Release Enhancements

CSG will provide scheduled releases with enhancements to update the CSG Data Publisher Objects previously agreed and documented between the Parties.  CSG will make such enhancements available at no additional cost to Customer.  Customer will be responsible for modifying the CSG Data Publisher table structures to support the new, changed, or deleted fields that are impacted by the scheduled releases.

Any such enhancements resulting in changes to the frequency of the CSG Data Publisher feeds (e.g., from batch to real time feeds) will be addressed through a subsequent Statement of Work and/or amendment.

4.	Support

CSG shall provide support for CSG Data Publisher and problems shall be reported and resolved in accordance with ******** ***** * as set forth in Section II of Schedule H-11 of the Agreement.  CSG's support obligations shall continue through the earlier of (a) termination or

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

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expiration of the Agreement (and any Transition Assistance Period, as defined in the Agreement) or (b) such time as Customer ceases its use of Data Publisher services.

5.	Disaster Recovery

Exhibit C-5, CSG Systems, Inc. Business Continuity/Disaster Recovery Plan, of the Agreement is amended to add CSG Data Publisher under the **** *** classification.

6.	Additional Terms

a) CSG will:
▪apply full file refreshes in support of release/data model changes, passers and transfers where required, on behalf of and at Customer's request
▪secure the data in transmission to the Customer Data Store as applicable
▪provide the Data Definition Language (“DDL”) necessary to Customer
b) Customer will:
▪procure and operate the Customer Data Store
▪provide database administration functions for the Customer Data Store
▪retrieve the files from CSG’s SFTP site as applicable

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

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schedule D

STATEMENT OF WORK

[CSG document no. ______]

(Template)

DELETE ALL INFORMATION IN BLUE AFTER DRAFTING SOW

This Statement of Work (“SOW”) is made by and between CSG SYSTEMS, INC. (“CSG”) and CHARTER COMMUNICATIONS OPERATING, LLC (“Customer”) pursuant to and in accordance with the Consolidated CSG Master Subscriber Management Systems Agreement that CSG and Customer executed as of      (CSG document no. 4114281)[, as amended] (the “Agreement”), of which this SOW forms an integral part. The effective date of this SOW is the date last signed below (the “Effective Date”). Any terms in initial capital letters or all capital letters used as a defined term but not defined in this SOW shall have the meaning set forth in the Agreement.

TITLE:  Title [short and sweet].  Sample: Third Party Verification (TPV) summary report / CR 229.

OBJECTIVES:  Summary of scope of project (one paragraph).

for Charter-requested dedicated onsite “Resources” insert as the following: For purposes of this SOW “Resource” shall mean …

CSG RESPONSIBILITIES:

➢	What obligations must CSG complete in order to meet the Timetable and Deliverables set forth in this SOW?
➢

for Charter-requested dedicated onsite “Resources” insert as the first bullet:  “Provide the Resource to be available for Customer, provided that the Resource will be fully trained prior to commencement of work under this SOW.  All training costs will be borne by CSG.  If for any reason there needs to be a substitution of the Resource, Customer will not be responsible for and CSG shall not invoice for hours associated with bringing the substitution Resource up to speed on this project.  Final approval of the Resource performing Services hereunder resides with Customer.  At Customer’s request, CSG will remove any Resource from the project (i) that Customer deems does not have minimum acceptable levels of knowledge, abilities, training and work proficiency, (ii) who fails to successfully complete the duties required under this SOW, (iii) who violates any law or documented work requirement while performing Services or (iv) who is reasonably deemed to be a safety or liability risk by Customer.  CSG will within a commercially reasonable time provide a qualified replacement acceptable to Customer.”

CUSTOMER RESPONSIBILITIES:

➢	What obligations must Customer complete in order for CSG to meet the Timetable and Deliverables set forth in this SOW?

DELIVERABLES:

➢	Result of Objectives, CSG Responsibilities and Customer Responsibilities set forth above.

LOCATION:  Identify the Location and insert the following if CSG will be onsite at Customer’s Location for services under this SOW.  If no onsite work will be necessary, then “N/A” and delete the provision following:  If CSG presence at the Location is necessary, identify the Location and insert the following: Unless otherwise specified, as mutually agreed by the parties (email is sufficient), as relates to CSG onsite resources only, CSG will work during Customer’s normal business hours (8:00 a.m.–5:00 p.m., local time) Monday through Friday.  Customer may change scheduling as necessary and desirable to facilitate the project.  The Resources will primarily work approximately seventy-five percent (75%) of the time for a period of four (4) months, as described above.  When the Resource is performing services on Customer’s premises, such Resource will comply with all applicable work rules and security policies provided to CSG in the Agreement or as communicated to CSG and the Resource in writing no less than five (5) business days prior to arrival at Customer’s location.  Customer shall not request or require the Resource to sign any documentation, other than for routine access (i.e. signing in at the security desk and presenting government identification) to Customer’s facility (ies), without

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

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first presenting to CSG’s Vice President of Professional Services or Vice President of the Strategic Business Unit.  In no event shall the Resource be personally liable to Customer as a result of signing any Customer documentation.

TIMETABLE:

Commencement Date:	The Effective Date (defined above)
Completion Date*:	________________	[, and in no event later than ________________]

* Customer and CSG agree that failure by CSG to meet the Completion Date as a result of Customer’s failure to timely meet its responsibilities under this SOW shall not be deemed a breach of this SOW.  However, Customer may then elect to extend the Completion Date, or terminate this SOW, in which case Customer shall be responsible for fees incurred prior to such termination.

PROJECT FEES: Choose Time & Materials OR Fixed Fee… Delete paragraph not used.

Time & Materials:  Project fees are based on Time and Materials at the rate of $ per person, per hour, plus Reimbursable Expenses.  Reimbursable Expenses are in addition to Project Fees.  Customer’s responsibility for Reimbursable Expenses under this SOW is limited to CSG travel expenses incurred by CSG on behalf of this [p]roject; provided, however, that Customer approves such Reimbursable Expenses in writing (email is sufficient) in advance.  CSG will invoice Customer for Reimbursable Expenses. if any, on a monthly basis, in accordance with the terms and conditions of the Agreement.

Estimated Total Project Fees: $______ [rate x ______hours]

•

CSG will invoice Customer monthly for actual hours worked in the prior month, in accordance with the terms and conditions of the Agreement. CSG will keep written, detailed daily records of hours worked by each resource.  CSG shall only invoice and will only be reimbursed for time actually spent working.  CSG will not be entitled to invoice Customer for time spent traveling to and from Project Location(s).  However, if CSG actually works on Project matters while traveling, the time spent so engaged shall be compensable.

•	Subject to the foregoing approval, CSG will invoice Customer for Reimbursable Expenses, if any, on a monthly basis, in accordance with the terms and conditions of the Agreement.
•

Customer mandated changes, variances, delays and contingencies shall result in a Change Order.  Each Change Order will be scoped and priced accordingly on a Time and Materials basis between CSG and Customer. Change Orders will be billed at $_________ per person, per hour.

OR

Fixed Fee: This SOW is fixed fee pricing based on the Objectives, CSG Responsibilities, Customer Responsibilities, Deliverables and Timetable listed herein.  Reimbursable Expenses are in addition to the Project Fixed Fees.  Customer is responsible for all Reimbursable Expenses, if any, incurred by CSG or its affiliates on behalf of this project.  Notwithstanding the foregoing, all Reimbursable Expenses must be approved by Customer in writing (email is sufficient) in advance.

Total Project Fixed Fees: $_______ (excluding Change Orders)

•	CSG will invoice Customer for the Total Project Fixed Fees upon completion of the project, in accordance with the terms and conditions of the Agreement.
•	Subject to the foregoing approval, CSG will invoice Customer for Reimbursable Expenses, if any, on a monthly basis, in accordance with the terms and conditions of the Agreement.
•

Customer mandated changes, variances, delays and contingencies shall result in a Change Order.  Each Change Order will be scoped and priced accordingly on a Time and Materials basis between CSG and Customer. Change Orders will be billed at $_________ per person, per hour.

For SOWs in which Customer requests CSG staff aug resources:

TERMINATION:

Customer reserves the right to terminate this SOW, in whole or in party, at any time following at least ****** (**) *****

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

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advance written notice to CSG (email is sufficient).  Upon any such notice of termination, CSG shall invoice and Customer shall pay any fees resulting from the provision of services under this SOW

For SOWs in which the period between the Commencement Date and the Completion Date is ****** (**) or more **** and/or $**********:

Termination/DELAY:

No more than ***** during the term of this SOW, Customer may delay the commencement or continuation of any services provided by CSG under this SOW by giving written notice to CSG.  Provided that Customer provides no less than *** (**) ***** prior written notice of such delay (email is sufficient), then upon the commencement or restart of such services with no less than *** (**) ***** prior written  notice (email is sufficient), CSG will perform such services as set forth in this SOW, without modification, except that CSG may require Customer to enter into a Change Order which will provide a modified Completion Date and pursuant to which Customer will pay mutually agreed upon incremental fees as a result of such delay or continuation, in addition to the fees CSG would have received had there been no such delay and/or continuation (the “Incremental Fees”).  Upon a Customer delay in excess of ****** (**) ****, CSG may invoice Customer for Technical Services rendered to the date of delay based upon Technical Service hours expended.  Should Customer delay this SOW in excess of twice during the term of this SOW and the parties do not enter into a Change Order as provided herein, CSG may terminate this SOW without penalty and Customer shall be invoiced fees for the hours expended at the then current Technical Services hourly rate.

In the event Customer delays commencement or continuation of any services provided by CSG under this SOW for a period of ****** (**) **** or more and provides notice within the timeframes described above, CSG and Customer shall act reasonably and in good faith to mutually agree upon a plan to continue the performance of work within the subsequent month, and if a plan cannot mutually be agreed upon, CSG may terminate this SOW, in which case neither CSG nor Customer (except Customer payment for CSG work performed) shall have any further liability or obligation under this SOW other than CSG invoicing and Customer paying the fees for the hours expended at the then current Technical Services hourly rate.

IN WITNESS WHEREOF, CSG and Customer cause this Statement of Work to be duly executed below.

CHARTER COMMUNICATIONS OPERATING, LLC (“CUSTOMER”)	CSG SYSTEMS, INC. (“CSG”)

By: Charter Communications, Inc., its Manager

By:_____________________________________	By: :____________________________________
Name: :_________________________________	Name: :__________________________________
Title: :__________________________________ Date: :__________________________________	Title: :___________________________________ Date: :___________________________________
Charter Code:

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

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SCHEDULE E

ADDRESSABLE INTERFACES

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

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Exhibit E-1

CSG - Technical Services Request (TSR)

Requested by Charter Communications

Charter PO Number
Charter Project Owner Name
Charter Request/Execution Date
CSG Document Number	[CLICK HERE AND TYPE THE DOCUMENT NUMBER]"
CSG Oracle Project Number	[CLICK HERE AND TYPE THE ORACLE NUMBER]"
CSG PRO Number (if applicable)	[CLICK HERE AND TYPE THE PRO NUMBER]"
Billing System/Prin Number	[CLICK HERE AND TYPE THE BILLING SPA]"
Site Level Sys/Prin(s) (if different than above)	[CLICK HERE AND TYPE THE SPA NUMBER]"

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

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Project or Item Description	[CLICK HERE AND TYPE THE DESCRIPTION]"
CSG Project Owner Name	[CLICK HERE AND TYPE THE NAME]"
Estimated Project Start Date	[CLICK HERE AND TYPE THE START DATE]"
Estimated Project Completion Date	[CLICK HERE AND TYPE THE COMPLETION DATE]"
Estimated Fees (The actual amount per the Agreement will be applied at time of billing).	[CLICK HERE AND TYPE THE AMOUNT]"
Item/Service has an associated Monthly Fee (please indicate yes or no). (The actual amount per the Agreement will be applied at time of billing).	[CLICK HERE AND TYPE EITHER"YES" OR "NO"]
Additional Comments/Notes:	[CLICK HERE AND TYPE THE COMMENTS]

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

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Exhibit E-2

Addressable Interface Launches and Processing Changes

The following services are provided for the fees set forth in Schedule F, CSG Services, II., Interfaces:

CSG RESPONSIBILITIES:

Implement production interface:

➢	Establish production connectivity parameters.
➢	Establish Addressable Identification Number(s) – (Z, L Port # Configuration).
➢	Assist in implementing the interface configuration and set-up.
➢	Review / verify UDF and Code Table additions / configuration specific to the interface.
➢	Set-up production mainframe parameters and production server environment. (if necessary)
➢	Set up CAP server environment. (if necessary)
➢	Training, which includes telephone training only and does not include travel or training material expenses.
➢	Available for reasonable support of meetings and conference calls related to this Technical Services Request.

System Configuration and Accessibility:

➢

To configure CSG’s digital addressability interface systems to support Customer’s digital addressable equipment.  The configurations shall be in accordance with the designated architecture environment for such equipment and shall conform to the equipment’s most current interface specifications.  Upon completion of such work, Customer shall have the capability to access CSG’s digital addressability interface systems for all certified addressable equipment types.

Installation and Connectivity Services:

➢	CSG will provide the necessary installation and connectivity services between Customer’s digital addressable equipment and CSG’s digital addressability interface. (when appropriate)
➢	Implement the interface in a production environment.

CUSTOMER RESPONSIBILITIES:

➢

Third Party Initiatives: If a third party is either directly or indirectly involved in this implementation initiative, the Customer is responsible for contracting with that third party and managing their activities and specific deliverables.

➢	Assist in implementing the interface configuration and set-up.
➢	Define business parameters as it relates to specific addressable interfaces.
➢	Testing and verification of interface with CSG to ensure proper functionality.

DELIVERABLES:

CSG shall provide the following:

Digital Addressable Equipment:

➢	Engineering Site Survey (if necessary)

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

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➢	Bill of Materials for ********** ******* ************** ******* (if necessary)
➢	Set-up, Configuration, and Software Load of ********** ******* ************** *******(if necessary)
➢	On-Site Installation of ********** ******* ************** *******(if necessary)
➢	Addressable Identification Number(s) – (Z, L #s)
➢	UDF and Code Table Additions / Changes Specific to Interface
➢	Interface User Documentation
➢	Provide Vendor with an electronic copy of CSG’s Audio Response Unit (ARU) Interface spec. (if necessary)
➢	Provide Vendor with an electronic copy of all CSG documentation related to the interface. (if necessary)
➢	Provide the Customer / Vendor with an electronic copy of CSG’s VOD Interface specification document. (if necessary)
➢	Provide the Customer / Vendor with an electronic copy of all CSG documentation related to the VOD Interface. (if necessary)
➢	Integration and Certification testing of IVR application from Vendor.

ITEMS NOT COVERED: The following items are NOT covered by this Technical Services Request and will require a separate Technical Services Request and or SOW.

➢

Development work. CSG will not undertake any development work as part of this project. Any development requests made to CSG will be handled as a separate project request and will be billable to the Customer.

➢

Customized documentation. CSG will not write or draft any customized interface documentation for this implementation. Any request for customized documentation will be handled as a separate project request and will be billable to the Customer.

➢	Passers/Macros. Master file passers/macros to include but not limited to subscriber, equipment, and house will be billable to the Customer at the standard rates.
➢	Multi Protocol Network Circuit Installation
➢	Administrative Gateway Hardware, where applicable
➢	Third Party Software, where applicable
➢	On-Site User Training
➢	Changes or upgrades to existing digital addressable equipment

CSG’s IP Gateway Solution Installation.  The following installation services are provided for the fees set forth in Schedule  F.

CSG RESPONSIBILITIES:

The CSG Implementation Team will perform the following:

➢	Change server .ini settings;
➢	Build new Terminal Control Blocks (“TCB”);
➢	Provide training aids and supplemental documentation;
➢	Conduct initial call with Customer to identify site contacts, present the Product Integration Review (“PIR”) and documentation required for review and completion by Customer;

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

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➢	Deliver Product Integration Review;
➢	Deliver project methodology presentation and define CSG and Customer roles/responsibilities;
➢	Post PIR:
•	Prepare PIR recap and action item list;
•	Complete baseline project plan.
➢	Integration:
•	Establish Milestones.
➢	Work with Customer on technical environment, setup and configuration.
➢	Operational readiness:
•	Review deployment checklist;
•	Operational readiness meeting.

The CSG Project Implementation Manager will perform the following:

➢	Provide project plan (including migration approach);
➢	Provide overall project management;
➢	Provide backout plan;
➢	Create and maintain overall project status reports;
➢	Identify critical paths and escalate when appropriate;
➢	Participate in meetings and track progress;
➢	Provide weekly status reports to the Customer.

CUSTOMER RESPONSIBILITIES:

Customer will provide the following:

➢	Provide Network Address Translation (“NAT”) IP Address;
➢	Assign people to be available to support the implementation, which includes assignment of an executive sponsor, project manager, business process owners and other subject matter experts;
➢	Attend project status meetings and provide support with issue resolution;
➢	Identify appropriate training approach, resources and accounts;
➢	Identify and document changes to existing business process and procedures;
➢	Identify triage contact/process for product support related questions and issues;
➢	Approve project deliverables;

DELIVERABLES:

CSG shall provide the following:

Product Implementation:

➢	Conduct initial call with Customer to identify site contacts, set Product Integration Review (“PIR”) date and review documentation required for review and completion by Customer;
➢	PIR and Customer Business Requirements:
➢	Deliver project methodology presentation and define CSG roles/responsibilities;
➢	Review current Customer business practices and requirements;
➢	Deliver product presentation.
➢	Post PIR:
➢	Prepare PIR recap and action item list;

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

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➢	Perform analysis;
➢	Identify system dependencies;
➢	Document design;
➢	Complete baseline project plan.
➢	Installation/Testing/Roll-out:
➢	Complete Customer technical environment setup and configuration;
➢	Setup initial product and system configuration,
➢	Establish connectivity from the Customer’s designated production environment to the CSG IP Gateway.
➢	Operational Readiness:
➢	Review deployment checklist;
➢	Operational readiness meeting;
➢	Post Production Support:
➢	**** (*) ******** **** - of support by CSG implementation team

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

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SCHEDULE F

FEES

INDEX

1.	CSG SERVICES

I.	Processing
A.	Video, High Speed Data and Telephony
1.	Basic Services Charge (“BSC”) for Non-Rated Video and Non-Rated High-Speed Data and Residential Voice Services
2.	PDB Access
3.	Other Primary Services for Video and High Speed Data
4.	Ancillary Services for Video, High Speed Data and Residential Voice Services (as applicable)
5.	Ancillary Residential Voice Services
B.	Test Environment
C.	CSG ACP Voice Shared Test Environment
D.	ACP Commercial Upgrade Service
E.	Configuration Compare Report
F.	Precision eCommerce

II.	Interfaces
A.	Video
B.	High Speed Data
C.	SmartLink® BOS and Event Notification Interfaces
D.	SmartLink® BOS Performance Test Environment
E.	Voice Services
F.	Ordering API

III.	Payment Procurement
A.	Direct Solutions (Print and Mail)
B.	Precision eMail
C.	Precision eCare - Consolidator Service
D.	Precision eCare Payment Kiosks
E.	CSG SmartVideo
F.	Payment Gateway
G.	Ascendon Stored Payment Instruments
H.	CSG CheckPay Processing

IV.	Credit Management and Collections
A.	Risk Management (*******)
B.	Credit Verification (********)
C.	Card Account Update Services
D.	Recovery Management
E.	Check Verification

V.	Advanced Reporting
A.	CSG Vantage
B.	CSG Vantage Plus
C.	InfoCast Files
D.	CSG Data Publisher
VI.	Conversion Services for Video, HSD and Residential Voice

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

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A.	Conversion Services for Video and HSD
B.	Conversion Services for Residential Voice and Setup and Configuration of Voice Environments

VII.	Technical Services

VIII.	Discovery Support

IX.	Additional Training
A.	User Training at CSG Facility
B.	On-Site User Training at Customer’s requested location
C.	Vantage Training

X.	Custom Implementation Services
A.	Network Printing Solution
B.	Front Counter Receipt Printing
C.	Front Counter Enhancement
D.	IDM Short Term Integration
E.	IDM Synchronization
F.	Preference Management Application for ACSR
G.	CSG Order Account Audit Tool
H.	Price Lock Guarantee (PLG) Contract Management System
I.	Electronic Trackable Appointment Service
J.	ITV Query Process
K.	Accounts Receivable Segmentation Report
L.	IntelligentHome Order Entry Enhancement
M.	E911 Enhancement
N.	StatHub

XI.	Customer Communication Center and Ascendon® Evolved Customer
A.	Customer Communication Center
B.	Ascendon Evolved Customer
C.	Use Case(s) Maintenance and Support

2.	CSG PRODUCTS

I.	Call Center
II.	Workforce Management

3.	REQUIRED THIRD PARTY SOFTWARE THAT MAY BE PROCURED THROUGH CSG

4.	DATA COMMUNICATIONS SERVICES

I.	Direct Connect into the CSG’s Data Center
II.	Upgrade to Direct Connection
III.	Other Circuits
IV.	Network Services – Timelines and Pricing
5.	EQUIPMENT INSTALLATION/TECHNICAL AND ENGINEERING SUPPORT SERVICES

I.	Equipment Installation Outside of Normal Work Hours
II.	Technical and Engineering Support Services

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

Connected Subscribers

Definition of a Connected Subscriber.  A “Connected Subscriber” shall be defined as an active subscriber as identified in Customer’s subscriber master file and ledger activity report on the last processing day of a processing month.  As a point of clarification, in the event that a subscriber is utilizing several services (e.g., video, high speed data, and voice services) on a single subscriber account on the last processing day of a processing month, such subscriber shall be counted as one (1) Connected Subscriber.  However, in the event that a subscriber is utilizing several services (e.g., video, high speed data and voice services) on ***** (*) ******** ********** ******** on the last processing day of a processing month, such subscriber shall be counted as ***** (*) Connected Subscribers.

********** ********* *****

As an ********* to ******* *********** to CSG from a vendor other than CSG and thus make such subscribers Connected Subscribers under this Agreement (for purposes of the ********** ********* ***** and the BSC Rate Table, the “Converted Connected Subscribers”), CSG agrees, unless otherwise provided in Schedule F. "Fees," under the BSC Rate Table, to provide Customer with an ********* ***** equal to $****** *** ***** for **** ********* ********* ********** (“********** ********* *****”).  The ********** ********* ***** shall be payable with respect to each ********* ********* ********** in **** ***** from the ***** in which the applicable Conversion Date occurs through ******** *** **** (“********* Term”) and such payable amount will be applied as an ******* ****** against Customer's fees in the **** ********** *****.  Upon the expiration of the ********* ****, the ********** ********* ***** shall cease.  ********** ********* ***** ******* ******* may be ********** as ********** ********** *********** for which the Conversion Date occurs in the ****, **** and **** ******** ***** in which the ********** ********* ***** is applicable.  The ********** ********* ***** may only be ****** ****** *** ****, **** and **** ******** ***** of the Agreement and will no longer be applicable to ********** *********** that occur after ******** **, ****.  The ********** ********* ***** is only applicable to ********* ********* ***********.  For clarification purposes, ********* ********* *********** shall not include ******** *********** which ******** ****** under this Agreement for the ********* of ***** *** **** ********.  ********** ********* ***** calculation example:

Example 1:  If there were *** ******* (*********) ********* ********* *********** in ****** ****, then CSG would provide a ********** ********* ***** ******* ******* ****** of $********** (********* ********* ********* *********** x $******) which will be applied as a ******* ******* ****** in the ********* ******* (i.e., the **** ******* ******* in which they are ******** as ********* ***********) and ********** **** ***** at the same amount through the ********* ****.

Example 2: If there were an ********** **** ******* ******** (*******) ********* ********* *********** in ********* ****, then CSG would provide an ********** ********** ********* ***** ******* ******* ****** of $********* (******* x $******) which will be applied as a ******* ******* ****** in the ******* ******* and ********** **** ***** at the **** ****** ******* *** ********* ****, resulting in an ********* ********** ********* ***** ******* ******* ****** of $**********.

CSG shall have the right to reduce the ********** ********* ***** ********* ******* ******* ****** ************* over the ********* ********* **** in the event that Customer divests (as contemplated by Section 1.I.A.1.i below) or disconnects as part of the ******** ********** ********** (Section 1.I.A.1.ii below) any ********* ***********.  Such reduction to the ********** ********* ***** ********* ******* ******* ****** will be calculated by *********** the ****** ****** ** ******** ** ************ as part of the ******** ********** ********** ********* *********** at the time of divestiture by $****** and ******** *** ********* ******* ******* ****** associated with the ********** ********* ***** by such amount through the expiration of the ********* ****.

In the event this Agreement is terminated, except for the limited scenario in which CSG terminates this Agreement without cause prior to the expiration of the ********* ****, Customer shall neither be entitled to a refund nor any further payment of the ********** ********* ***** because it shall not have met the conditions of this Agreement necessary to earn the ********** ********* *****.  If CSG does terminate this Agreement without cause prior to expiration of the *********

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

****, then, in addition to any other rights and remedies Customer may have for such termination, ******** ***** ** ******** ** ** ******* ****** ** ********** ** *** *********: the ****** ** ********* ********* *********** at the time of termination ********** by $****** ********** by the ****** ** ****** ********* ** *** ********* ****, subject to any limitations and reductions as described above if ********* *********** are **** **** ***** ********* ********** levels corresponding with resulting levels at each ********** **** at the **** ** ***********.

Fees, Quotes, SOW, and Other Conditions

i.

All fees, rates and prices other than the BSC are placed in this Agreement for purposes of establishing CSG’s rate for the applicable feature, service or product, in the event Customer requests any such feature, service or product and has not otherwise negotiated a different rate in writing for same.

ii.

All fees charged on an hourly basis are based upon the rate expressly provided herein this Schedule F.  In the event that an hourly rate is identified as “Quote,” such rate shall be at the then-current Technical Services rate prescribed by Section VII. A., unless otherwise specified by CSG in the written Statement of Work given to, and executed by, Customer.

iii.

All Statements of Work shall contain sufficient details to permit Customer to understand the Parties’ responsibilities for the project, the level of expertise required, and for fixed fee Statements of Work, a breakdown of the fees for the project components.

1.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

CSG Services

I.	Processing

A.	Video, High Speed Data, and Residential Voice Services

Minimum Commitment.  Subject to sections (i) Acquisition, and Divestiture and (ii) Disconnected Accounts Exceptions described below, Customer has agreed to process a ******* ****** of *********** ********** ****** for the period of ****** *, **** through ******** **, ****.  If Customer fails to achieve the ******* ********** by ******** **, ****, Customer shall pay CSG an amount equal to (i) $**** ********** by (ii) the *********** ******* of the ******* ********** (“Minimum Commitment True-up”).  Such Minimum Commitment True-up shall be invoiced no later than ******* **, ****, and paid in accordance with Section 5.2, "Invoices and Payment," of the Agreement and shall be in addition to any other amounts due pursuant to the terms and conditions of the Agreement.

i)   Acquisition and Divestiture.  Customer and CSG agree the Minimum Commitment shall be ********* in the case of an *********** of subscribers for whom CSG is providing products and services, ********* ***** *** **** ********, under another agreement that are ************* ******* ** *** ***** *** **** ******** defined in Section 12.3 (a) and such subscribers are ******* ***** **** ********* ** ********* ***********.  The amount of the ******** to the ******* ********** will be ********** ** *********** *** ****** ** ******** *********** at the time they are ******* ***** **** Agreement as ********* *********** ***** the ****** ** ***** ******** ****** ********* to ******** **, ****, and ****** the result to the ******* ******* **********.  The Minimum Commitment shall be ******* in the case of a *********** of ********* ***********. The amount of the ********* to the ******* ********** will be determined by *********** the ****** ** ********* *********** at the time that such are ** ****** ********* *********** under this Agreement by the ****** ** ***** ******** ****** ********* to ******** **, ****, and *********** *** ****** **** *** ******* ******* **********.

ii)   Disconnected Accounts.  Customer shall be eligible for a Relieved Subscriber Adjustment (as defined below), subject to meeting the following conditions:

1.

The ********** ******* *** ****** ********** ********** ****** and **** ********** *********** ****** must be ********.  If the ********** ** ********, then conditions of Section 1.I.A.ii.2 shall be satisfied before any adjustment under this Section 1.I.A.ii is allowed.  However, if the difference between the ****** ********** ********** ****** and **** ********** *********** ****** is ********, then ** ********** under this section 1.I.A.ii shall be allowed for the ************ ******** in question.

“Actual Cumulative Subscriber Months” shall mean the cumulative total of ********* *********** invoiced by CSG on an actual basis from the inception of the Initial Term through the calendar month of conversion, including the then current calendar month in which conversion occurs.

“Base Cumulative Subscriber Months” shall be defined as the cumulative total of **** ******* ******* ********** ********** by the ****** ** ****** from the in******* ** *** ******* **** through the **** ******** ***** ** **********, including the ******* ******** ***** in which conversion occurs.  The **** ******* ******* ********** shall initially be ********** ********* ***********.  In the event an Acquisition and Divestiture event has occurred, CSG and Customer agree to mutually agree upon appropriate adjustments to the **** ********** ********** ****** to capture such event in a manner consistent with this section.

Example:

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

******** *******
******* ****	******** ** **** (******)	*** ******
**********	**	***********	**** ********** *** ******
**********	**	***********	****** ********** *** ******
		(**********)	******** *** ****** ** ****

******** *******
******* ****	******** ** **** (******)	*** ******
**********	**	***********	**** ********** *** ******
**********	**	***********	****** ********** *** ******
		**********	******** *** ****** ** ****

2.	********** ******** ********** ********** Conditions:
a.

Eligible subscribers must be ********* *********** which are ************ **** *** by Customer and ******** ********* ** ******* ******* ******** in support of w******* ******** ****** *** ******* **** (“************ ********”),

b.

Such ************ ******** are actively supported by Customer through the ***** ******* ******** with the ********* ** ******** ******** and one or more of the other ********* ***** ** ********: *****, **** ***** ****, or ******** *****, and

c.

Customer has provided ********** **** ** *** ***** ********* *** ********** **** **** ***, including the ****** ********** ** ********* ********** ******** to ************ ********, for CSG’s verification the documented data and information meets the conditions and requirements provided herein.

If the above conditions are met, including CSG’s receipt of verifiable documentation or information, ******** ***** ** ******* ** ********** ** *** ******* ********** for each eligible *** ************ ******* on a ******** ******* basis by taking the ****** of: 1) ****** ************ ******** or 2) ****** ************ ******** ** **** ******** ***** and *********** it by the ********* ****** ** ******** ******, excluding the ******* ******** *****, in the ******* **** (“******** ********** **********”) and ********* **** ***** **** *** ******** ******* ********** or from a ******* ********** ******* ** * ***** ******** ********** ********** (“******** ******* **********”), as applicable.

By way of example, if in ********* ****, or ***** ******* (**), of the Term the ******* ********** ** *********** and during month ** Customer verifies there were ****** ************ ********, those ****** ************ ******** would be ********** by the *********** (**) ****** ********* ** *** **** resulting in a ********* of *********.  The ********* ******** ********** ********** for that ******** ***** would then be ******** from the *********** ******* ********** to result in an ******** ******* ********** of *********** effective at the beginning of the **** *****, or ******* *, ****.

******** ********** ********** calculation example based on a period of *** (*) ****** of the Initial Term:

******* ********** (at beginning of Initial Term)	***********

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

************ ******** verified in ********* ****	******
****** ** ****** ********* ** ******* **** (*****-*****)	**
******** ********** ********** *** ********* ****	*********

******** ******* ********** effective *******	***********

******** ******* ********** effective ******* ****	***********

************ ******** verified in ******* ****	******
****** ** ****** ********* in ******* **** (*****-*****)	**
******** ********** ********** for ******* ****	*********

******** ******* ********** effective *******	***********

i)

Basic Services Charge (“BSC”) for Non-Rated Video, Non-Rated High-Speed Data and Residential Voice Services (per Connected Subscriber) (Note 1).  Customer shall pay CSG the BSC monthly calculated pursuant to the tiers in the table immediately below, which corresponds to the total number of Connected Subscribers in such *****.

BSC Rate Table

Description of Item/Unit of Measure		Frequency	Fee
Tier I	Up to ********* Connected Subscribers	*******	$******
Tier II	********* to ********* Connected Subscribers	*******	$******
Tier III	********* to ********** Connected Subscribers	*******	$******
Tier IV	********** to ********** Connected Subscribers	*******	$******
Tier V	********** to ********** Connected Subscribers	*******	$******
Tier VI	********** to ********** Connected Subscribers	*******	$******
Tier VII	********** to ********** Connected Subscribers	*******	$******
Tier VIII	********** to ********** Connected Subscribers	*******	$******
Tier IX	********** to ********** Connected Subscribers	*******	$******
Tier X	********** to ********** Connected Subscribers	*******	$******
Tier XI	********** and greater Connected Subscribers	*******	$******

Note 1: These tiers are incremental and not cumulative, meaning the first ********* Connected Subscribers processed monthly will be billed at the **** * ****; the next ********* Connected Subscribers processed monthly will be billed at the **** ** ****, etc.  For example, if there were ******* ******* (**********) Connected Subscribers in a certain *****, then CSG would invoice $************ (********* x $****** + ********* x $****** + ********* x $****** + ********* x $****** + ********* x $******).

The Monthly BSC for Video and High Speed Data, and Residential Voices Services ******** *** *********:

1.	** **** ******* ********** *** **** ****** ** ***** ********** ******* ******* ******* **** ***** ******* ******** *********** ** **** *** ****** ** ****
2.

****** ********* ****** * * **** ****** **** ******** *** *** *********** ** ******** ****** *** ******** ******* ********* ********** ****** ******** (********* **** ******* ******* ****** *** ********** *******).  ******** ***** ***** ** ******** **** **** ****** *** **** **** ** **** **** ***** ********** ******* ********** **** * ********** **** ******** **********  ** *** ***** * ********** **** ****************** ********** ******* ****** ***** ********* ************ *** ***** ****** ******** *** **** *** ***** ** ******* ***** ***** *** *********  ** *** ***** ******** ******* ******** (**) **** ******************* **** ******** ***** *** *** *** **** **** ****************** ** ****** ** ******** (**) ** ***** **** ******* ******

3.

*** *** **** ************* ******** ******** ******* ***** ******** ******** *** ******** ** *** ******** ******** (******** ********* *** ******* ******) (***** ** ******* ***** ***** *** ******** *** ***** **** *** ****** ********** *** ******** **** *** ***)

4.

********* ********* *** *********** *** *************** ********** ********* ***** ****** *** **** *** *** *** ********* ***** (******** ********* *** ******* ******) (*** ********* ******* ****) (************ ******** ********* ******* ********** ***** ** ******* ***** ***** *** ******** *** ***** **** *** ****** ********** *** ******** **** *** ***)

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

5.	********* ********* ****** **************
6.	*************
7.	****** **** ***** (**** *** ****** ** ******* *****)
8.	******* ************ – **********
9.	******* ***********
10.	******** ******* ******
11.	******** ******** ********** (*****)
12.	**** ****** ******** (****** ****** ***)
13.	******** ***** (******* *** ***********)
14.	******** ******* (******** ***** ****** ******* *****) (***** ** ******* ***** ***** *** ******** *** ***** **** *** ****** ********** *** ******** **** *** ***)
15.

*** (*) *** ***** **** ******* **** ******** ********** ****** ***** ***** ****** ***** ********* ****** ***** ***** ***** ***** ******* ***** ******* **** ***** ******** ***** ********* ***** ******** ********* ****** ***** *** **** ***** **** (***** ** ******* ***** ***** *** ******** *** ***** **** *** ****** ********** *** ******** **** *** ***)

16.

******** ********* * ******* (******** ******* *** ******** *********** ***** ******** ******* *** ****** ******* ******* ******** *** ******** **** ********** **** *** *** ************ ******** ****** ******* *** ******** ******** ********** *** *** *****) (***** ** ******* *** ***** *** ******** *** ***** ********** **** ******* **** *** ****** ********** *** ******** **** *** ***)

17.

*** ******* ***** ******** (*** ** ** *** ******* (***) ***** *** ********* ** ****** ****** *** ** ** **** (*) *****)* *** ******* ***** ******** ******** ******** ******* ******** ******* * *** ******* ******* ***** ************  *** **************** ********** ****** ****** (******* *******) *** ****** ** ** ******** **** ***** *** *** ********** ** ***** **** *** ***** **** ******** (***** ** ******* ***** ***** *** ******** *** ***** **** *** ****** ********** *** ******** **** *** ***)

18.	********* ********** (******* ******* *** *** *** ***** ** ****** ******** ****)
19.	******* ******* ******** ****** (******* ********** ***)
20.	******** ***** ******** ***** ** *** ******* (******* ******* ***) (***** ** ******* *** ***** *** ******** *** ***** **** *** ****** ********** *** ******** **** *** ***)
21.	******* ****** ******* *********** (******* ******* ***) (***** ** ******* *** ***** *** ******** *** ***** **** *** ****** ********** *** ******** **** *** ***)
22.	******* **** ***** ******* (******* ******* ***) (***** ** ******* ******* ***** *** ******** *** ***** **** *** ****** ********** *** ******** **** *** ***)
23.	********* ****** (******** * ************)
24.	***** ************
25.

******* ****** ******** (********* ******** ******** ********* ***** ******** ********* ********* ******** ********* ************* ******** ********* ***** ******* ****** ******* ***** *** ******* ***** ****** ** **** ** *******) (***** ** ******* ***** ***** *** ******** *** ***** **** *** ****** ********** *** ******** **** *** ***)

26.

**** *********** **** ************* ******** ******** ********** **** **** *********** **** ***** ********* **** **** *********** **** **** ****** **** ********* ******* ***** **** **** ****** ******* **** **** **** ****** ******* ******* **** **** ****** **** ***** ******** **** *** **** ***** **** ******** **** *** **** ************ *** ************ *******

27.	***** *** ****** *** ***** ******** (***** ** ******* ***** ***** *** ******** *** ***** **** *** ****** ********** *** ******** **** *** ***)
28.	***** ********* *********** *** ******* (***** ** ******* **** ***** *** ******** *** ***** **** *** ****** ********** *** ******** **** *** ***)
29.

***** ********* ******* ******** *** ********* ***** ***** ************ (********* *********** *******)* ********* ****** *********** **** ******* ********** **** ** **** ******* ********** ** *** ***** ******* ********** ***** ********* ******* *********** ********* ***** ***** *** ************ *** ****** *** ****** (***** *** *** *** ***********) (***** ** ******* **** ***** *** ******** *** ***** **** *** ****** ********** *** ******** **** *** ***)

30.	*** ******* (***** ** ******* **** ***** *** ******** *** ***** **** *** ****** ********** *** ******** **** *** ***)
31.

**** ***** **** ********* ******* ******** *** ********* ***** ***** *** ************ ************ (***** ** ******* **** ***** *** ******** *** ***** **** *** ****** ********** *** ******** **** *** ***)

32.	******* **************** ***** *** *********** ******** ******** *** **** *** *******
33.	********* ******** (******* ***** *****)

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

34.

*** ****** ********** *** ********* ***** ******* *** ***** (**) ****** (******** **** ********* ******)   (***** ** ******* ****** ***** *** ******** *** ***** **** *** ****** ********** *** ******** **** *** ***)

35.	********* ******* *** – ****** (**) ****** ******* ****** *** *********) (***** ** ******* ****** ***** *** ******** *** ***** **** *** ****** ********** *** ******** **** *** ***)
36.	********* **************** **** *********** *** ******* (****) *** ********* ***** *** ********
37.	******** *** ********* ****** **** (******** ****** **** ******** ************* *** ***********)
38.	******** *** ********* ********** ******* (***) (******** *** ***** *** ******** ************* ************ ***** ******* ************ ** ******* ********** *** ***********)
39.	**** ******** ******** **********
40.

********** ******** *** ***** *** *** *** *********** ********* ** ******** **** * *********** ******* ******** ** *** (***** ******** ********** ********* ** ********** ** ******** ** ****** *********** *** *********** *** *** ******** ** ******* ******** ********* **** **** **** **** ****** ***********) (***** ** ******* *** ***** *** ******** *** ***** **** *** ****** ********** *** ******** **** *** ***)

41.

******** ******* *** *********** *** *****  **** (***********)* **** ****** ** **** ***** ***** *** ***** *********  (***** ** ******* * ***** *** ******** *** ***** **** *** ****** ********** *** ******** **** *** ***)

42.

*** ******** ******* *** *********** *** ******** ******* ******** ********* ******* ******** ****** ******** ****** *********** *** ******** *********** (***** ** ******* * ***** *** ******** *** ***** **** *** ****** ********** *** ******** **** *** ***)

43.	*********** ******* ************* *** ******** *** ******* ************* *** ***** (***** ******** ******* ** *************************)

Monthly Fee for Residential Voice Services ******** *** ***** **** *** ********* ****** ***** ***** *** ******* ******** **** ******* *** *** ***** *** **** ***** ***** ***  *********** ***** ******** ******** *** ***********, as such items relate to ***** ********, and with the ********* ****** ** *************:

1.

********* ********* ** ********* ** **** ******** ******** ********* (***)* ********* *** ******* **** ********** ** **** ********* (***** ****)*  ******* ********* (**** *** ********* ** ******* ********** ** *** ** ********** **** ******* *********) **** *** ***** *** * ******** **********

2.	********* ****** *************** ** ********* ** **** ********* ****** **********
3.

***** *** ******* ** ********* ** ***** **** *** **** ******* ***** ***** ********** *** ***** ****** ******** ********** ** *** ******* ** ****** **** **** ******** ** * ***** ***** ***** **** *********  ******* ******** ** *** **** ** * ******** ********* *******  ******** **** ******* (*** ** *** ****)* **** *** ********** ********* ****** ********* ***** ***** ********* ******* (*****) (***** *********** ******** ******* ***** ***** ********)* *** ******** *** ********* (****** ****** *******)*  ****** ******* *** ********** **** *** ***** *** * ******** **********

4.

***** ********* ******* ** ********* ** ***** **** *** **** ******* ******* ********** ******* ********** **** *** ******** ** *** ***** ********* *** *** ***** *** *** ******** ** *** ***** ********* *** *********** ******

5.	******* **** ********* **** ******** ** ********* ** ***** ******* **** ******** *** **** ******* ********** **** ***** *********
6.

******* ********** ******* ********** **** ** ** *** ********* ** *** ******* ***** ************ **********  *** ****** ***** **** ********** ** *** ****** **** ******** ***** ****** *********** ************* ************* *** ************ ******** ********** *************  ******* ********* (**** *** ********* ** ******* ********** ** *** ** ********** **** ******* *********)* ****** *********** ************* ************* *** ************ ******** *********** *** ******** ***********

7.	******* *** *** ******* ********** **** *** ****** *** ************************* *** *********** (****** *** ****** ** ******* ** ********** ********* ** * ***** ***** ****** *********)*
8.

******* ********** ******* ********** **** *** ******** ** *** *** **********  *** **** ******** ***** ***** *** ********* ******* *** ***** **** ** * ***** *** ******** ** ****** *** ******* **** ****** ********

9.	******* ** ******* ********* ******** ********* ** *** ******* ******* ******

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

ii)	PDB Access (Note 1)

Description of Item/Unit of Measure	Frequency	Fee
a.PDB Access Fee - for capacity up to and including ********* ******* ***** and/or *** ********* *********** (Note 2)	********	$**********
b.Additional PDB Access Fee - for ***** and/or *** ********* *********** exceeding ********* (per ********* **********) (Note 3)	*******	$******
c.Configuration and Setup Fees	*** *******	*****

Note 1: In addition to the PDB Access fees, as set forth in Sections a and b of the above table, the existing BSC for Non-Rated Video, Non-Rated High-Speed Data and Residential Voice Services will apply to the accounts associated with PDB Access.

Note 2: For purposes of PDB Access Fees, the ********* ******* ********** ******** will be measured by including the ***** ****** of ********* *********** utilizing ***** ****, *** **** or the *********** ** ********* services ********* *********** on the PDB for each ******* billing period, and is based on a maximum of ********* total ********* ***********.  Should Customer exceed ********* ********* ***********, the Parties agree to work in good faith to negotiate a commensurate increase to the then current annual PDB Access Fee.

Note 3: In the event Customer has more than ********* ******* ***** and/or *** ********* *********** on the PDB, the Additional PDB Access Fee shall be invoiced at the rate pursuant to Section b of the table above for each ***** and/or *** ********* ********** in excess of 4,******* ********* ***********, on a ******* basis.  For clarification purposes, such capacity measurements shall exclude any ********* ********** accounts utilizing ***** ******** or any ******** in *********** with ***** ******** (e.g., ***** ****, ***********, ********* or ***************).

iii)	Other Primary Services for Video and High Speed Data

Description of Item/Unit of Measure	Frequency	Fee
a.Pay Per View (PPV)
1.Creation of New Supplier Schedule (per *** ******** ********, per ****** *********)
i.Creation of New Supplier Schedule with Expedite (per ****** *********)	*** *******	$******
ii.Creation of New Supplier Schedule with Special Build (per ****** *********)	*** *******	$******
b.Equipment Inventory
1.Add New Equipment Model: (per ****** *********)
i.Add New Equipment Model with Expedite (per ****** *********)	*** *******	$******
ii.Add New Equipment Model with Special Build (per ****** *********)	*** *******	$******
c.Test Production System Access (Note 1)
1.Subscribers in excess of 5,000 (per ********* **********)	*******	$******
2.Support (per ******/per ****)	*** *******	$******

Note 1:  These fees shall not be charged unless Customer exceeds the level of test production benefits described above in the ******* ***** ********** ********** ** *** ***.

iv)	Ancillary Services for Video, High Speed Data, and Residential Voice Services (as applicable)

Description of Item/Unit of Measure	Frequency	Fee
a.Database Maintenance Requests
1.Account Number Format Change (per ****** *********)	*** *******	$******
2.Addition for a System, Principle or Agent (Note 1)
i.Setup of New System (per *** ******)	*** *******	$********
ii.Setup of New Principle/Agent (per *** ***************)	*** *******	$********
iii.Add New Agents (up to 10) (per *** ******)	*** *******	$******
3.Passers (variable lead time): (per ******)	*** *******	******** *
4.Other Mass Adjustments: (per **** **********)	*** *******	******** *
b.Other Programming Requests
1.Data Extracts
i.Setup (per **** *******)	*** *******	*****
ii.Recurring (per **** *******, per ********* **********) (Note 2)	*******	$******
iii.Refreshes and updates (per **** *******)	*** *******	*****
2.Special Report Requests:
i.Special Reports, Fiche, or Research (per ****** *********)	*** *******	*****
3.Tape Requests
i.General Ledger or Financial Summary (per **** ****, per ****** *********)	*** *******	$******
ii.General Ledger and Financial Summary (per ****** *********)	*** *******	$******
4.Stripping Memos from CCS (per ****** *********)	*******	$********
c.De-conversion Fees (Note 3)
1.De-conversion Files

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

i.Test Files (per *** ** **** *****, per ****** *********)	*** *******	$*********
ii.Final Files (per *** ** ***** *****, per ****** *********)	*** *******	$*********
2.Online Access (per ****** *********)	*******	*****

Note 1: As a point of clarification, these fees are not charged during initial conversion.

Note 2: The recurring fee in relation to *** (*) ACP daily data extract has been ******** ** *** ***.  Any additional data extracts, as may be requested by Customer, may be provided at the rates set forth in the table above.

Note 3: De-conversion Fees shall be paid to CSG in accordance with the Agreement.  Online Access is calculated in ******* increments only, for up to ****** (**) ****.

v)	Ancillary Residential Voice Services

Description of Item/Unit of Measure	Frequency	Fee
a.Third Party Communication Software for Voice Services (per ********** ****) (required for Voice Services) (Note 5)	*******	$******
b.Customized Alternative Third-Party Voice Access Support Fee (Note 6)	*******	$********
c.New or Updates to Calling/Usage/Rating Plans (Note 1)	*** *******	*****
d.Updates to existing Service Order Distribution and RDS Interfaces (per ******, per ****) (Note 2)	*** *******	$******
e.Configuration Changes and Testing in relation to existing voice environments (per ******, per ****) (Note 2)	*** *******	$******
f.MSAG Process
1.MSAG Process
i.Setup, Verification, and Certification (Note 3)	*** *******	$*********
ii.Load of MSAG Guide file (per ****, per ********** ***** ********* ****** ********** (**) ****** provided in section h below)	*** *******	$******
2.MSAG Validation Support for all Customer Markets Launching ACP for Voice (per ***) (Note 4)	********	$*********
g.Vertex Tax Access (Sales and Use Tax) (Note 7)
1.Startup	*** *******	*****

h.ACP Voice Support Fee (Note 8)

        ******* Fee ******** *** *********:

▪SODI Maintenance (up to *** (*) *********)

▪SODI Operations Support (up to *** (*) *********)

▪CDR Repository Database Support (up to *** (*) ********)

▪CDR Production Support (up to ********** (**) *****)

▪MSAG Support (up to ********* (**) ***** loads)

▪Automated Third Party Verification Maintenance (up to *** (*) *********)

	*******	$*********

i.ACP Voice Usage Services Fee (per Connected Subscriber) (Note 9)

Monthly Fee includes the following:

▪Voice Data Storage

▪Processed Records-Gated & Filtered

▪EPS Processing

▪ERS User (per **** ******* **** ***** (*) *****)

	*******	$******
j. Direct Inward Dialing Enhancement (DID Enhancement) (Note 11)
1.DID Enhancement Access Fee (Note 10)	********	$**********
2.DID Enhancement Maintenance Fee (Note 12) (Note 13)
i.***** * through **	*******	$*********
ii.***** ** and beyond	*******	$********

Note 1: Quote relates to services requested by Customer beyond those provided in the initial installation.

Note 2: All updates to existing service order distribution and RDS interfaces and configuration changes and testing in relation to existing voice environments, the associated fees, and applicable lead times shall be set forth in a mutually agreed upon Statement of Work.

Note 3: Relates to the setup and implementation of the MSAG process between CSG, Customer, and Customer’s chosen third party vendor.

Note 4: CSG will provide MSAG validation to Customer’s markets launching the CSG® ACP for voice address database.

Note 5: Notwithstanding Section 5.3 of the Agreement, Third Party Communication Software for Voice Services shall not be subject to fee increases per third party vendor agreements beyond those applicable under Section 5.3 of the Agreement.

Note 6: Support Fee includes troubleshooting of issues related to this custom configuration in conjunction with Customer and the third party vendor including one or all of the third party locations (******** and *********).

Note 7: Customer is responsible for third party vendor agreement and any associated fees.

Note 8: The Services comprising the ACP Voice Support Fee shall continue to be subject to the parameters, capacity and terms of use provided in the Agreement for the provision and use of such Services to Customer.  In the event Customer requests use of the Services beyond the parameters, capacity or terms of use provided in the Agreement or additional items or changes are requested by the Customer to the Services listed within section 5.h. provided as part of the “******* Fee ******** the *********” within the table above, Services shall be made available pursuant to a mutually agreed upon Statement of Work and amendment to the Agreement.  Reimbursable Expenses are additional.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

Note 9: The Services comprising the ACP Voice Usage Services Fee shall continue to be subject to the parameters, capacity and terms of use provided in the Agreement for the provision and use of such Services to Customer.  In the event Customer requests use of the Services beyond the parameters, capacity or terms of use provided in the Agreement or additional items or changes are requested by the Customer to the Services listed within section 5.i. provided as part of the “******* Fee ******** the *********” within the table above, Services shall be made available pursuant to a mutually agreed upon Statement of Work and amendment to the Agreement.  Reimbursable Expenses are additional.

Note 10: Pursuant to that certain Statement of Work (CSG document no. 4113331) and as part of the DID Enhancement Access Fee, CSG shall make available on a one time basis *** ******** **** ******* (*****) ***** of technical services for configuration and implementation of the DID Enhancement.  In the event ***** in excess of *** ******** **** ******* (*****) are deemed necessary by Customer to complete the configuration and implementation of the DID Enhancement, Customer may authorize additional ***** and such ***** in excess of *** ******** **** ******* (*****) ***** will be invoiced by CSG to Customer for actual excess ***** used at the then-current technical services ****** ****.

Note 11: Configuration and implementation of the DID Enhancement for the Connected Subscribers will be pursuant to that certain Statement of Work (CSG document no. 4113331) (the “SOW”).

Note 12: Upon implementation completion, CSG shall begin invoicing Customer and Customer shall pay the DID Enhancement Maintenance Fee pursuant to section j.2 of the table above.

Note 13: In the event Customer desires to discontinue use of the DID Enhancement, Customer shall provide CSG with prior written notice no less than ***** (**) **** prior to the date of such discontinuance (email is sufficient).

B.Test Environment

Description of Item/Unit of Measure	Frequency	Fee

1.Test Environment Support Services Fee (Note 1)

******* Fee ******** *** *********:

▪End to End Test Environment (also referred to as Customer Test Environment Region (“CTER”)) Support (Notes 2-7)  Configuration Compare Report

▪Monthly Backoffice Support (Note 8)

▪SmartLink Sandbox Environment Support (Notes 9-10)   Additional CTER Support Services Fees (Note 11)

	*******	$*********

Note 1: The Services comprising the Test Environment Support Services Fee shall continue to be subject to the parameters, capacity and terms of use provided in the Agreement for the provision and use of such Services to Customer.  In the event Customer requests use of the Services beyond the parameters, capacity or terms of use provided in the Agreement or additional items or changes are requested by the Customer to the Services listed within section B.1 provided as part of the “******* Fee ******** the *********” within the table above, Services shall be made available pursuant to a mutually agreed upon Statement of Work and amendment to the Agreement.  Reimbursable Expenses are additional.

Note 2: The end-to-end prerelease Customer Test Environment Region (the “CTER”) shall include up to ******* ******** (******) ************ per **** (“***”)/**** (*) *********** per ****** (“***”) and supports ****** (**) ******* of ins********* *** ****** (“****”) for the Products and Services within the CTER.  Any additional products/services added to the CTER will be provided to Customer on no more than a **** **** ****** ******* (**%) ****** basis pursuant to a mutually agreed upon Statement of Work and amendment to the Agreement, unless otherwise stated therein.  Customer may request CSG to make Customer-purchased custom solutions compatible with the CTER and assist with its deployment pursuant to a mutually agreed upon Statement of Work.  Unless otherwise agreed to in a Statement of Work or other document duly executed by both parties, Customer will host custom solutions made available pursuant to the CTER.

Note 3: Customer must provide no less than ****** (**) ***** written notice prior to termination of the CTER.  The support fee for the final ***** of the CTER will be due in full regardless of the date of notice of termination was provided.

Note 4: For the support fee provided herein, Customer shall receive the following:

➢

CSG’s maintenance of the CTER with new production prerelease code including maintenance, issue report (“IR”), fixes and updated production prerelease(s); new production prerelease code implemented approximately *** (*) ***** prior to ***** ******** to production and approximately **** (*) ***** prior to ***** ******** to production (CSG's ***** and ***** ******** are regularly scheduled software updates to CSG products).

➢	CSG monitoring of all system components to ensure that such components are operational (including hardware, software, and all application components) and system access.
➢	CSG’s provision of help desk support with respect to the CTER via CSG's Solution Support Center (“SSC”) as follows:
•	Tickets for issue resolution support can be called into the SSC any time but will only be worked between the hours of 8:00am - 5:00pm CST, Monday through Friday
•	Tickets will be logged no higher than a ******** ***** * and handled through CSG standard procedures, pursuant to published Service Level Agreements
•	There will be ** ******** ***** *****, or ******* *******
•

The CTER is a quality assurance (“QA”) region and will not be supported 24/7; support will be provided during normal business hours, Monday-Friday (8:00am – 5:00 CST).  ****** **** *** ****** ********* – ****** ********* and ***** **** ****** *****–******** *****; ** ******** ***** *****, or ******* *******.  Expectations for nightly test batch cycle completion and test online availability are identical to those for QAHA.

➢

Provide ongoing CTER support via Customer's Strategic Business Unit (“SBU”), production implementation manager ("PIM") and client implementation analyst ("CIA"), consistent with support currently provided to the existing prerelease environment through implementation and on-going support.

Note 5: The CTER has been sized for ****** (**) ****.  If Customer’s usage of the environment exceeds the ****** (**) **** for any **** (*) **** within a ******** *****, Customer will be charged $****** per **** per ***** for the actual number of

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

**** in excess of/over ****** (**) ****.  **** capacity will be reset at ****** (**) **** each ***** and any amount in excess shall be provided as identified herein, but in any event shall be no less than ****** (**) ****.

Note 6: Customer-requested refreshes of the CTER will be documented in a Statement of Work and will be provided for the ***** *** of $********* per ******* excluding ****** ******.

Note 7: Customer agrees and acknowledges that the portion of the support fees pertaining to the CTER in this section are for the ******* *** ** of the CTER and ******* ********** of the CTER, but shall *** ******* ******* ******** such as ************* ************ and/or ******* ** *** **** (other than ************* ************ or ******* ******** to ******** ************* and ************* of the test environment as specifically identified in the CTER SOW), which shall be provided on a **** *** ********* *****.  In addition, Customer shall accept ********** ********** **** within the CTER approximately *** (*) to **** (*) ***** prior to the production release date and, subsequently, ** ****** ***** *** ***** ********** **** is released to provide Customer with the ability to perform regression testing.

Note 8: CSG will provide ***** ******* copies of configuration values in Customer’s backoffice environment in Region CHTP.  CSG will pull a copy of the configuration values in the CHTP environment on the ***** (****) and ************ (****) of each ***** and distribute the data via *** ************ the ********* ***.  Customer is responsible for downloading the data from the CSG *** ******.

Note 9: SmartLink Sandbox Environment Support covers transaction usage in Customer's test environment and maintenance of message sets including updating messages to be compliant with release version and exchanging messages, as requested by Customer.

Note 10: Customer must provide ****** (**) ***** advance written notice to CSG in order to discontinue use of the Sandbox Environment (email is sufficient).

Note 11: The Additional Support Services expand the CTER Support Services to be Sunday through Saturday and, as a result, Customer will receive additional support as follows: (i) additional CSG operational support to monitor the cycle processing on Friday and Saturday in CTER (i.e., twenty-four x seven (24/7) processing support) (the "Additional CTER Support Services") and (ii) extending the code table builds to be available Sunday through Saturday in CTER.  Such expanded services shall only be applicable to the CTER and therefore exclude all other test environments (e.g. SmartLink Sandbox Environment Support).

C.	CSG Voice Shared Test Environment

Description of Item/Unit of Measure	Frequency	Fee
1.Implementation	********	*****
2.Hardware for Customer’s Citrix Environment	********	*****
3.Support for Customer’s Citrix Environment	*******	(Note 1)

Note 1:  Ongoing ******* *********** and ******* ******* *** ***** (for purposes of this section C. “******* *******”) shall be provided by utilizing *** ******* ****** (***) ***** per ***** of Customer's ********* ******** ***** referenced in Section 3.2 of the Agreement for a total of *** ******** ***** ******* ********** (*****) ***** ********.  In the event such ********* ******** ***** are *** *********, because the ***** ******** (*****) ***** allocated for the then-current ******** **** have been used, CSG shall ******* ******** *** ******* ****** (***) ***** per ***** ********** at the then-current ********* ******** **** prescribed by ******* ***. * per ****, per ***** for ******* *******.  For clarification purposes, CSG shall collectively deduct *** ******** ***** ******* ********** (*****) ***** ******** from the allocated ********* ******** ***** for the ******* ******* ****.  The Tec****** ******** ***** will be used for support and testing of files.  The ******* recurring support services do not include any *** **** ********, which contain ********** ************* ******** that do not currently reside in Customer's selected ********; provided, however, that the parties may mutually agree to include *** ******** through a change order or separate Statement of Work.

D.	ACP Commercial Upgrade Service (Note 1)

Description of Item/Unit of Measure	Frequency	Fee
1.Existing Capacity
a.****** Maintenance (Note 2) (Note 3)	********	$**********
2.Additional Capacity (Note 4)
a.Subscription Fee (per ***********) for the Term of the Agreement	*** *******	$**********
b.****** Maintenance (per ***********)	********	$*********

Note 1: In addition to the fees provided within the table above, the ******** *** listed in ******* *** (under *** ********) of Schedule F of the Agreement will apply to the accounts associated with the ACP Commercial Upgrade Service.

Note 2: CSG and Customer agree that as of the Execution Date of this Agreement, Customers ********** ***** ********** ******* ******** ** ****** ********** ********.  Therefore, CSG will invoice and Customer agrees to pay the ****** Maintenance as provided in section 1.an of the table above in accordance with Agreement.  In the event Customer requests additional capacity, the fees as set forth in section 2 of the table above shall apply.

Note 3: Existing Capacity means capacity of ****** ********** ******** with **** (*) ********* ***** or ****, with ** ***** ** ***** *****, HSI or video commercial accounts.

Note 4: Additional Capacity means additional capacity of ****** ********** ******** with **** (*) ********* ***** or ****, with no limit on other phone, HSI or video commercial accounts.

E.	Configuration Compare Report (CCR)

Description of Item/Unit of Measure	Frequency	Fee
1.Implementation (Note 1)	*** *******	*****
2. ******* Maintenance and support	*******	$********

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

Note 1: In the event Customer request additional implementation services, such additional services shall be set forth in a mutually agreeable Statement of Work.  Reimbursable Expenses are additional.

F.	Precision eCommerce® (Note 1)

Description of Item/Unit of Measure	Frequency	Fee
1.Implementation Fees	*** *******	*****
2.Precision eCommerce Fees for ***** and ****** ******* (*** or ****** ***) (per ********* **********)	*******	*****

Note 1: Pricing available upon request.

II.	Interfaces

A.	Video

Description of Item/Unit of Measure	Frequency	Fee
1.Addressable Equipment
a.Startup Services for Supported Analog Interfaces (Note 1)	*** *******	Quote based on $****** per ****
b.Processing Changes to existing Addressable Controllers (Note 2)	*** *******	Quote based on $****** per ****
c.Startup Services for HITS Digital Interfaces (Note 3)	*** *******	Quote based on $****** per ****
d.Startup Services for HITS to Home Digital Interfaces (Note 4)	*** *******	Quote based on $****** per ****
e.Startup Services for G.I. ACC4000D Digital Interfaces (Note 5)	*** *******	Quote based on $****** per ****
f.Startup Services for Other Supported Digital Interfaces (Note 6)	*** *******	Quote based on $****** per ****
g.Fleet Management Interface (Note 10) [TWC SOW 2294336, 2299955, 1996685]
i.Startup Services for Fleet Management Interfaces (per **********, per ****** *********)	*** *******	*****
ii.Operations Support (per *********, per ****** *********)	*******	$******
h.PCB Changes (per *******, per ****** *********) (Note 7)
i.PCB Changes with Expedite (per ******#, per ****** *********)	*** *******	$******
ii.PCB Changes with Special Build (per ******#, per ****** *********)	*** *******	$******
2.Video On Demand (VOD)
a.Startup Services for Supported Third Party VOD Applications (Note 8)	*** *******	Quote based on $****** per ****
b.Interface Certification Services for Non-Supported Third Party VOD Applications (per *************) (Note 9)	*** *******	Quote based on $****** per ****
3.Common Billing Interface (“CBI”) Test Lab Support Project (Notes 10-12)
a.Technical and Operational Support	*******	$********

Note 1: The startup fees, for supported interfaces to Customer’s analog equipment at the time of conversion to ACP, *** ******** ** *** ********** ******** **** as set forth in Section VI.  In the event that Customer requests CSG to provide such interfaces subsequent to the conversion to ACP, the ******* *** **** *****.  As a point of clarification, the ******* *** ******* only to the ***** ****** ********* *********** to a ****** ******** ************* ** **********.  Each additional ****** ********* added to the sam* **** ******** ************* or ********** will be ******** * ********** ****** ***, in accordance with section 1.an of the table above.

Note 2: A processing change relates to either ****** ** ********** **** to an ******** *********** ********** or ****** ** ********** ****** ********* to an ******** *********** **********.  In the event that additional services are required in CSG’s evaluation of the Customer’s environment, in relation to any processing change, a startup fee may apply in lieu of a processing change fee.

Note 3: The startup fees, for Customer’s ****** ********** utilizing the HITS digital interface at the time of conversion to ACP, *** ******** in the ********** ********.  In the event that Customer requests CSG to provide startup services for any ****** ********** subsequent to the conversion to ACP, the ******* *** **** *****.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

Note 4: The startup fees, for Customer’s system principles utilizing the HITS to Home digital interface at the time of conversion to ACP, *** ******** in the ********** ********.  In the event that Customer requests CSG to provide startup services for any system principles subsequent to the conversion to ACP, the ******* *** **** *****.

Note 5: The startup fees, for interfaces to Customer’s G.I. ACC4000D digital equipment at the time of conversion to ACP, *** ******** in the ********** ********. In the event that Customer requests CSG to provide such interfaces subsequent to the conversion to ACP, the ******* *** **** *****.  As a point of clarification, the ******* *** ******* only to the ***** ****** ********* *********** to a ****** ******** ************* or **********.  Each additional ****** ********* added to the **** **** ******** ************* or ********** will be ******** * ********** ****** ***, in accordance with section 1.e of the table above.

Note 6: Startup fees ** *** ******* *** **** ** *** ******** ********, any ******** ***** ***** ********, or any ********** *********** *****.  Such additional costs shall be quoted to Customer at CSG’s then current rates.  The startup fees, for interfaces to Customer’s digital equipment at the time of conversion to ACP, *** ******** in the ********** ********. In the event that Customer requests CSG to provide such interfaces subsequent to the conversion to ACP, the ******* *** **** *****.  As a point of clarification, the ******* *** ******* only to the ***** ****** ********* *********** to a ****** ******** ************* or **********.  Each additional ****** ********* added to the same such ******** ************* or ********** will be ******** * ********** ****** ***, in accordance with section 1.f of the table above.

Note 7: Fee applies to PCB changes that are not associated with startup services.  Example: ****** * *** ********* **** ** ** ******** *********.

Note 8: The startup fees, for Customer’s ****** ********** utilizing the standard VOD API with a supported third party VOD application at the time of conversion to ACP, *** ******** in the ********** ********.  In the event that Customer requests CSG to provide such interfaces subsequent to the conversion to ACP, the ******* *** **** *****.

Note 9: Any interfaces, accomplished by Customer through the standard APIs, must be certified by CSG prior to the integration of such interfaces.  The fees set forth above for interface certification ** *** ******* any ********* ******** that may be requested by Customer in relation to the client side integration of Customer’s third party applications.  As a point of clarification, the **** ******** for ******* ********, ******* ********, and ********* ******** *** *********** to the fees assessed in relation to certification services.

Note 10: Interface resides in the designated CSG architecture environment in support of Customer and its authorized third party vendor, such that it is capable of supporting communication between the Customer’s workforce automation application and CCS® for the purpose of satisfying the Customer’s business requirements.

Note 11: Includes ****** ********, ********* ******, ********* *******, *********** *******, ******* *******, ******** and ******** *********** and ******* for up to ***** ******** (******) *********** in the test system principle.

Note 12: The server and network configuration for CBI Test Lab Support Project environment is based on a ******* *********** ****** of **** ******** (*****) ************ per ****.  Testing volumes greater than **** ******** (*****) ************ per **** may have an ****** ** *** ******** ***********. If Customer desires to test volumes greater than **** ******** (*****) ************ per ****, additional ********, ******** and ******* ******** *** ** ********. Customer must provide ****** (**) **** prior written notice for increased volume testing and Customer is responsible for costs to upgrade the test environment to support the volume. All volume testing shall be provided pursuant to a mutually agreed upon Statement of Work.  Reimbursable Expenses are additional.

B.	High Speed Data

Description of Item/Unit of Measure	Frequency	Fee
1.Startup Services for Supported Third Party HSD Provisioning Applications (Note 1)	*** *******	Quote based on $****** per ****
2.Interface Certification Services for Non-Supported Third Party HSD Provisioning Applications (per *************) (Note 2)	*** *******	Quote based on $****** per ****

Note 1: The startup fees, for Customer’s system principles utilizing the standard HSD provisioning API with a supported third party HSD application at the time of conversion to ACP, *** ******** in the ********** ********.  In the event that Customer requests CSG to provide such interfaces subsequent to the conversion to ACP, the ******* *** **** *****.

Note 2: HSD provisioning interfaces, accomplished by Customer through the standard HSD provisioning API, must be certified by CSG prior to the integration of such interfaces.  The fees set forth above for interface certification ** *** ******* any ********* ******** that may be requested by Customer in relation to the client side integration of Customer’s ***** ***** ************.  As a point of clarification, the **** ******** for ******* ********, ******* ********, and ********* ********, *** *********** to the fees assessed in relation to certification services.

C.	CSG SmartLink® BOS (SLBOS) and Event Notification Interfaces (ENI) (Note 1)

Description of Item/Unit of Measure	Frequency	Fee
1.Installation and Startup (Note 2)	*** *******	*****
2.Interface Development and Technical Services (Note 3)	*** *******	*****
3.Interface Certification Services for Non-Supported Third Party Applications (per *************) (Note 4)	*** *******	*****
Processing Capacity Tiers
4.SLBOS and ENI Transactions per Second ("TPS") (Notes 5-9)	Frequency	Fee
a.Processing Level (supporting up to *** ***)	*******	$**********
b.Additional TPS (per *********** ***)	*******	$********

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

Note 1: CSG will support only the current release plus the ***** (*) ***** ******** of SLBOS at any given time as such versions are defined by CSG, in its sole discretion.  If Customer desires to continue maintenance coverage and CSG support, Customer shall be required to upgrade its production version of SLBOS, so as to maintain currency within its application and ensure CSG’s ability to support Customer’s version of the interface.

Note 2: All installation and startup services and the associated fees shall be set forth in a mutually agreed upon Statement of Work.

Note 3: ***** relates to interface development services and technical services requested by Customer relating to the client side integration of Customer’s third party applications.  All interface development services and technical services and the associated fees shall be set forth in a mutually agreed upon Statement of Work.

Note 4: Any interfaces, accomplished by Customer through any allowable and available SLBOS API and/or ENI API, must be certified by CSG prior to integration of such interfaces.  The standard interface certification services shall be quoted using a ***** ***** (**) ***** per ***********. Additional fees will be charged to ********* *** ***********(*) into **** ********** ***********; such hours can also be ***** **** *** ***** ******** (*****) ***** of ********* ******** referenced in Section 3.2 of the Agreement.  The fees set forth above for interface certification ** *** ******* any technical services that may be requested by Customer in relation to the client side integration of Customer’s third party applications.  Any services in relation to the client side integration of third party applications and the associated fees shall be set forth in a mutually agreed upon Statement of Work. CSG will not unreasonably withhold certification of any interface.

Note 5:  Customers’ SLBOS TPS processing will be reviewed and adjusted on a ********* ******** basis at the *** ** *** ****** of *****, ****, ********* and ******** of each **** during the Term (or any extended term) of the Agreement and the Transition Assistance Period.  For the purpose of determining the TPS processing level applicable to the **** ******** *******, the ******* ***** *** ************ (as measured ****** per Note 6 below) on **** (*) ********* **** for each of the ***** (*) ****** of the then-ending ******* will be combined to create a list of ******* (**) ******** (the “********* TPS Measurement List”).  CSG shall provide a copy of the ********* Measurement List to Customer no later than the ***** ******** *** of the ***** immediately following the end of the ******** *******.  The ****** TPS value on the ********* TPS Measurement List (“Determining TPS Value”) will be the TPS value used to determine the TPS processing level applicable going forward for the next ******** ******* (“New TPS”).  CSG will begin invoicing Customer for the New TPS in the ***** *********** ********* the end of the ******** *******.  For clarification purposes, SLBOS Fees shall in no event be less than the minimum of the TPS processing level (supporting up to ***** ******* *********** (***) TPS) specified above.

Note 6: TPS ****** measurements will consist of average measurements taken over ***** (**) ****** intervals.  The ****** interval will be calculated from *** to *** each **** (e.g., from ***** to *****).  During any *** (*) **** period, the total number of transactions will be counted and then be divided by ***** ******** *** ******* (*****) to create the ****** TPS measurements..

Note 7: SLBOS “requests” shall include any upstream transaction that is generated by or on behalf of Customer from either a Customer or a third party application, excluding transactions associated with (i) *** ***** ***** ************, (ii) ***** ***** ****, (iii) any CSG Products or Services using SLBOS to communicate *********** **** ***** *** ******** or ********, unless noted otherwise  or (iv) ************ ********** with the **** ***********.

Note 8: Up to a total of ***** ******* (**********) ENI transactions per ***** shall be provided for the above fees for CSG’s SLBOS service.  In the event the capacity reaches ****** ******* (**%) utilization of the ***** ******* (**********) ENI transactions ceiling for ENI transactions, CSG shall notify Customer of such event and the parties agree to immediately work in good faith to negotiate any increased capacity for exceeding ***** ******* (**********) ENI transactions per ***** and the associated fees.  If there is a period of ***** (*) *********** ****** each with **** (*) **** over *** ******* ******** (*******) peak **** ENI transactions, CSG shall notify Customer of such event and the parties agree to promptly discuss in good faith the causes of, and strategies to address, these high peak **** transactions for future ******.  For the avoidance of doubt, the above provisions of this Note 8 notwithstanding, ENI transactions shall be measured by only one metric; i.e., transactions per *****.

Note 9: CSG agrees to provide an incremental *********** (***) TPS through ******** **, ****.

D.	SmartLink® BOS Performance Test Environment (Note 1)

Description of Item/Unit of Measure	Frequency	Fee
1.Hardware, Software and Environment Maintenance and Support (Note 2)	********	$*********

Note 1: Dedicated hardware and software to support Customers CSG SmartLink BOS environment necessary to performance test new functionality developed by Customer.

Note 2: Includes maintenance and support of the hardware, software and environment capable of supporting up to ***** (**) ************ per ******.  In the event Customer exceeds ***** (**) ************ per *******, the Parties agree to work in good faith to negotiate a commensurate increase to the then current annual maintenance and support fee.

E.	Voice Services (Note 1)

Description of Item/Unit of Measure	Frequency	Fee
1.Service Order Distribution Interface
a.Startup, implementation, and configuration (per *********, per ********) (Note 2)	*** *******	Quote based on $****** per ****
b.Interface certification services (per *************)	*** *******	Quote based on $****** per ****
c.Maintenance (per *********)	********	$*********
d.Operations Support (per *********, per ******* *******)	*******	$******
2.Vertex Tax Access (Telecommunications Tax)
a.Startup	*** *******	*****
3.Automated Third Party Verification (TPV) for Voice Services Interface (Note 3)

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

Description of Item/Unit of Measure	Frequency	Fee
a.TPV Interface Implementation and Integration Fees (per *********, per ********)	********	$**********
b.TPV Interface Certification Fees (per *************)	********	$*********
c.Maintenance and Processing Fees (per *********)	********	$*********
4.Usage Interfaces
a.Startup, implementation, and configuration (per *********, per ********) (Note 4)	*** *******	Quote based on $****** per ****

Note 1: Implementation, startup and certification services and associated fees shall be pursuant to a mutually agreed up Statement of Work.

Note 2: For purposes of the SODI interface, an “********” is defined as an *********, between *** and a ****** ******* of a ***** ***** ***********, that ******** the **** ******** in ********** with the ************* and ************* of ********** ***** ******** ************ and that ****** ************* between all ****** ********** and such ****** ******* of such ***** ***** ***********.

Note 3: CSG will support the current Interfaces release version plus the ***** (*) ***** ******** of the Interface at any given time.  Subject to and consistent with the foregoing sentence, Customer shall be required to periodically upgrade its production version of the Interfaces so as to maintain currency within the Application and ensure CSG’s ability to support the Customer’s version of the Interfaces.

Note 4: For purposes of the usage interface, an “********” is defined as an *********, between *** and a ****** ******* of a ***** ***** ***********, where **** ****** ******* ******** from such ***** ***** *********** are ********* by *** in ********** with the ************* *** ************* of ********** ***** ******** ************.  And, where the result of CSG’s ********** is *** to other *** ********** ******* for ********* ************ and *** *********.  For clarification purposes, this does not include data collection from any network device.  Assumes delivery of the data in a mutually agreeable format.  Customer is solely responsible for any and all costs in relation to the third party vendor usage collection and mediation solution.

F.	Ordering Gateway API

Description of Item/Unit of Measure	Frequency	Fee
1.Development and Implementation Fees (Note 1)	*** *******	*****
2.Ordering Gateway API Support Services Fee (Note 2)	******	*****

Note 1: Development and Implementation Of additional functionality of the Ordering API and associated fees shall be provided pursuant to a mutually agreed up Statement of Work or Change Order.  In addition, and as a result of additional development and implementation, Ordering Gateway API Support Services Fees may increase.

Note 2: Ordering Gateway API Support Services are required for on-going use of the Ordering Gateway API.

III.	Payment Procurement

A.	Direct Solutions (Print and Mail)

Description of Item/Unit of Measure	Frequency	Fee
1.Startup:
a.Startup for Statements
1.Connected Subscribers (AESP Format) (per *******) (Note 1)	*** *******	*****
2.Non-ACP Subscribers (per *******)	*** *******	*****
b.Addition of System Principle to Existing Format (minimum fee) (Note 3)	*** *******	$********
c.Ad/Coupon Page
1.Non-Selective (Note 3)	*** *******	$******
2.Selective	*** *******	*****
d.Statement Messaging
1.Start-up for Statement Messaging (minimum fee) (per *******) (Note 16)	*** *******	$********
2.Addition of System Principle to existing Statement Messaging (minimum fee)	*** *******	$******
e.Startup for Customer Letters
1.Connected Subscribers	*** *******	** ******
2.Non-ACP Subscribers	*** *******	*****
f.Startup for Past Due Notices (********* *********** ****)
1.Generic Format	*** *******	** ******
2.Generic Enhanced Format (minimum fee) (per *******) (Note 4)	*** *******	$******
3.Modified Generic/Bilingual Format (minimum fee) (per ********) (Note 4)	*** *******	$******
4.Custom Enhanced Format (per *******) (MSO level) (Note 2)	*** *******	*****
5.Addition of System/Principle to Existing Format (minimum fee) (Note 3)	*** *******	$******
2. Statement Processing (Note 32)

a.First Physical Page (Duplex, Black Print Only).  Includes laser imaging, mail handling and automated insertion of statement page and remittance envelope (if any).  Excludes Materials and postage (per *********, per ****** *********).

	*******	$******

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

Description of Item/Unit of Measure	Frequency	Fee
b.Additional Physical Page (Duplex, Black Print Only). Includes laser imaging and automated insertion of statement page. Excludes Materials (per ******** ****, per ****** *********). (Note 5)	*******	$******
c.Additional Logical Page-Ad/Coupon-Grayscale Ad Pages (uptick to Additional Physical Page) (per ******* ****, per ****** *********) (Note 6)	*******	$******
d.Composition Fee – for data processing and statement composition where printing is suppressed (per ********** *********, per ****** *********)	*******	$******
e.Electronic Only Ad Page Fee, per ***** **** (Note 8) (Note 9)	*******	$******
3.SmartColor Printing
a.Set-Up Fee (Note 13) (Note 28)	*** ****	*****
b.Print Processing Fee - up to and including twenty percent (20%) ink saturation (per ******** ****) (Note 10)	*******	$******
c.Print Processing Fee for ink saturation in excess of twenty percent (20%) and up to and including thirty percent (30%) (per ******** ****) (Note 10) (Note 11)	*******	$******
d.Additional Logical Page-Ad/Coupon-SmartColor Ad Pages (uptick to Additional Physical Page) (per ******* ****, per ****** *********) (Note 6)	*******	$******
4.Customer Letter Processing (Note 32)

a.First Physical Page (Simplex or Duplex, Black Print Only)  (Includes Insertion of Document Page, and Remittance Envelope, if any, Address Cleansing for CASS Certification and Mail Handling) (Excludes Paper, Envelopes and Postage) (per ******, per ****** *********)

	*******	$******
b.Additional Physical Page (Simplex or Duplex Black Print Only) (Excludes Paper) (per ******** ****, per ****** *********) (Note 5)	*******	$******
c.Additional Logical Page-Ad/Coupon-Grayscale Ad Pages (uptick to Additional Physical Page) (per ******* ****, per ****** *********) (Note 6)	*******	$******
5.Past Due Notice Processing (Connected Subscribers Only)

a.First Physical Page (Duplex) (Note 21) (Includes ******* *****, ******* ******* ********, ******* ********** ********, and ********* of ******** **** and ********** ********, ******* ********* for **** ************* and **** ********) (Excludes *******) (per ******, per ****** *********)

	*******	$******
b.Additional Physical Page (Black Print Only; (Includes ******* ***** and ********* of ******** ****) (per ******** ****, per ****** *********) (Note 5)	*******	$******
c.Additional Logical Page-Ad/Coupon (uptick to Additional Physical Page) (per ******* ****, per ****** *********) (Note 6)	*******	$******
d.Modified Generic/Bilingual Revision Charge (Note 14)	*** **********	$******
6.Delinquency Labels
a.Spooled to site (per *****, per ****** *********)	*** *******	$******
b.Reports (per ******, per ****** *********) ($****** minimum)	*** *******	$*****
7.Inserts
a.Printing Services	*** *******	*****
b.Processing (maximum of **** (*) ******* per *********)
1.Non-CSG Printed Inserts – machine insertion (per ******, per ****** *********).	*******	$******
2.CSG Printed Inserts – machine insertion (per ******, per ****** *********)	*******	$******
c.Manual Insertion Fee (statements of more than ****** (**) ******** ***** if ******* or **** (*) ******** ***** if ********) (per *********, per ****** *********).	*******	$******
d.Late Insert Notification (per *******, per ****** *********)	*** **********	$******
e.Late Arrival of Non-CSG Printed Inserts (per *******, per ****** *********)	*** **********	$******
f.Cancel/Reschedule LOA	*** **********	$******
g.Holds or Notification of Insufficient Inserts (per ****** *********)	*** **********	$******
h.Returns to Customer (handling fee, excluding ******** *****) (per ****** *********)	*** **********	$*****
i.Destruction of Inserts: (per ***** *******; minimum of ***** *******; volumes rounded to next highest ********) (per ****** *********)	*** *******	$*****
j.Insert Banding	*** ***** *******	$****

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

Description of Item/Unit of Measure	Frequency	Fee
k.Affidavit (per *******, per ***** per ****** *********) (Note 15)	*** *******	$*****
8.Materials (Note 32)
a.Paper – 20# or 24# Plain White, with or without perforation
1.Connected Subscribers	****	$******
2.Non-ACP Subscribers	****	$******
b.Paper – 20# Plain White Cut-sheet
1.Connected Subscribers	****	$******
2.Non-ACP Subscribers	****	$******
c.Other Paper	****	*****
d.Envelopes
1.Carrier
i.#10 Carrier Envelope – CSG standard #10 carrier envelope with one poly-covered window (CSG ESP-48502)
1.Connected Subscribers	********	$******
2.Non-ACP Subscribers	********	$******
ii.#10 Carrier Envelope – CSG ESP-64209 envelope (used for certain Commercial account statements) (Connected Subscribers only)	********	$******
iii.#10 Carrier Envelope – CSG COM-C55350 (or equivalent) (used for certain cut-sheet letters) (Non-ACP Subscribers only)	********	$******
iv.Customer Letter Carrier Envelopes (ESP-47144)
1.Connected Subscribers	********	$******
2.Non-ACP Subscribers	********	$******
v.6 x 9 Bi-fold Envelope (CSG T8-62104 & T8-62105)	********	$******
vi.Expansion Envelope	********	$******
vii.Expandable Box	***	$******
viii.Other Carrier Envelopes	****	*****
2.Remittance Envelopes
i.#9 Remittance Envelope – CSG standard #9 (CSG ESP-42577) envelope with one open window
1.Connected Subscribers	********	$******
2.Non-ACP Subscribers	********	$******
ii.Other Remittance Envelopes	********	*****
iii.Selectable Remittance (BRE) Envelope Credit (Connected Subscribers only) (for statements and customer letters)	********	($******)
9.Other Print and Mail Ancillary Service Fees
a.Braille and Large Print Statements
1.Startup (Note 21)	*** *******	**** **
2.Monthly Processing (per *********) (Note 22)	*******	$******
3.Data File Restoration (Note 23)	*** *******	$*****
b.Mail Trace
1.Mail Trace – Start-up (Note 17)	*** *******	$********
2.Processing Fee (per *********)	*******	$******
3.Optional Automated Delinquency Delay Service (per statement) (Note 18)	*******	$******
4.Mail Trace – Data File Restoration (Note 19)	*** *******	$*****
5.Mail Trace Mailer ID (MID) Fee (Note 20)	********	$********
6.Vantage
i.Loading of Optional Mail Trace Tables to Vantage (per Schema)	*** *******	$********
ii.Disk Storage (per ********) for Optional Mail Trace Table	*******	******** ** ***
c.Householding Document Fee (per householding document, per system principle) (applicable to Non-ACP Subscribers only) (Note 26)	*******	$******
d.Data Storage (Non-ACP Subscribers only)	*******	$******
e.Subscriber Data Report (Non-ACP Subscribers only)	*** *******	$********
10.Postal Endorsement
a.Address Change Service (connected and disconnected customers) (per ******* *******) (Connected Subscribers Only)	*** *******	$******
b.USPS NCOA Link (Non-ACP Subscribers Only)	******* ******	$******
11.Support Services
a.Marketing/Creative Services Support (per ******, per ****)	*** *******	$********
b.Statement Design Consultation (per ******, per ****)	*** *******	$********
c.De-conversion Fee	*** *******	*****
12.Message Manager

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

Description of Item/Unit of Measure	Frequency	Fee
a.Set-up Fee (Note 27)	*** ****	*****
b.Message Manager Processing Fee (per ******** *********) (per ****** *********)	*******	$******
13.Document Archival – Statement Express API, Exact View API, InView (Note 31)
a.Statement Express API (Connected Subscribers Only) – ****** (**) ****** on-line access and retrieval	*******	******** ** ***
b.Exact View API (Non-ACP Subscribers Only)
1.Start-up	*** *******	*****
2.****** (**) ****** on-line access and retrieval (per **** *****, per ****** *********)	*******	$******
c.InView
1.CSG InView Processing and Statement Image Storage for ***** (**) ****** (Standard Data Retention Period) (Note 24)
i.Connected Subscribers (per ****** *********)	*******	******** ** ***
ii.Non-ACP Subscribers (per ****** *********)	*******	$******
2.Extended Annual Retention (per **** *****, per ****** *********) (Note 25)	********	$******
14.Postage
a.Statements (per ********* *******, per ****** *********)	*******	****** *******
b.Customer Letters (per ****** *******, per ****** *********)	*******	******** ************* ****
c.Customer Letters – Standard Rate Mail (Non-ACP Subscribers only) (per ****** *******, per ****** *********) (Note 29, Note 30)	*******	****** ******* * $******
d.Past Due Notices and Reminders (per ****** *******, per ****** *********)	*******	******** ************* ****

Note 1: The startup fees, for Customer’s system principles utilizing AESP at the time of conversion to ACP, *** ******** in the ********** ******** **** as set forth in ******* **. under *** ********, ** **** as ** ********** *********** is ******.  In the event that Customer requests CSG to provide ******* ******** for any ****** ********** subsequent to the conversion to ACP, the ******* *** **** *****.

Note 2: The custom format/layout fee for Enhanced Past Due Notices would apply to ********* *** *** ********** ************* ** *** ******* ************* **** **** ******* ** *** ******* ************* *********** and that would require ********** *********** ** ***.  Such ********** *********** shall be provided by CSG at the Development and Programming rate, as set forth in this Schedule F.

Note 3: This fee includes one hour of ******* **** and covers increments of *** (*) ****** ********** at one time.

Note 4: The Generic and Modified Generic/Bilingual format/layout includes a certain level of flexibility that Customers utilize in establishing their design.  Included is *** **** of ****************** ******** ******* for set up of ********.  Any additional time required is billed at the ****************** ******** ******* ****** fee.  In the event that the level of modifications requested by the Customer exceeds those included in these formats/layouts, additional fees will apply.

Note 5: An additional physical page means text items, such as billing details or system-generated statement messages that overflow onto an additional physical page with no more graphics than those graphics tied to messages via the statement message module and no programmer intervention.  The page may include static company information, such as, policies and procedures, payment locations, franchise authorities, etc.  If Customer is using AESP or Enhanced Past Due Notices, only graphics from the AESP graphics library may be used on the additional physical page (setup and changes to this page are billed at the *********** *** *********** ****, as set forth in this Schedule F).  If Customer is using AESP or Enhanced Past Due Notices, the additional physical page has duplex capability.

Note 6: Additional Logical Page - Ad Page/Coupon is only available for customers using AESP or Enhanced Past Due Notices.  An ad page/coupon page means targeted messages, coupons or advertisements using text, graphics and coupon borders generated on an additional logical page.  A logical page is one side of a physical page.  No reverses or dark photos may be used, only gray scale graphics.  This page may be duplexed, but only text may be printed on the back side.  Setup and changes to this page are billed at the *********** *** *********** ****, as set forth in this Schedule F.  If the ad page/coupon page is printed on an additional physical page, Customer shall be charged the Additional Physical Page rate, as set forth in the table above, in addition to the Additional Logical Page – Ad/Coupon rate.

Note 7: In the event a customer wants to revise the labels on an existing Modified Generic/Bilingual format, they will be charged for changes made to each format.  The charges cover a maximum of *** (*) ****** **********.

Note 8: The Electronic Only Ad Page Fee, above, includes storage of the Electronic Only Pages as described in Section 1 of the Seventieth Amendment under CSG document No. 4105354 for the applicable Storage Period.

Note 9: Support Services for the Electronic Only Ad Page functionality shall be pursuant to section 12.b. Support Services for Statement Design Consultation," of Schedule F, "FEES," CSG SERVICES, Section III., Payment Procurement, Direct solutions (Print and Mail).

Note 10:  SmartColor Printing fees are in addition to all other fees, including fees for Statement Processing.

Note 11:  RESERVED.

Note 12:  RESERVED.

Note 13:  The parties agree to execute a separate Statement of Work for implementation of SmartColor Printing.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

Note 14:  In the event a customer wants to revise the labels on an existing Modified Generic/Bilingual format, they will be charged for changes made to each format.  The charges cover a maximum of *** (*) ****** **********.

Note 15: An affidavit is an official statement from CSG Insert Control giving affirmation to the number of statements inserted with any particular insert.  This statement includes the cycle dates for which the insert was run.

Note 16: The initial Client Messaging setup include up to *** (*) *****************.

Note 17: Mail Trace gives Customer the ability to track mail pieces through the USPS by adding PLANET (Postal Alpha Numeric Encoding Technique) coding as a bar code to the statement.  The set-up charge is for a ****** ********* ****** for all system principles and includes redesign of statement format, set-up of user hierarchies and generation of daily scan data files.  Customer can elect to track outbound, inbound, or both.

Note 18: Additional RIM (Remit in Mail) fields in CCS® allow Customer to (i) select which delinquency actions to suspend, and (ii) identify the time period for suspension; provides Customer with additional RIM fields in SSB_TABLE in CSG Vantage® that correspond to the S12 screen and are updated once a day with nightly cycle.  Fields include:

(a)RIM_CNT_SBB:  Shows the number of remits CSG has received for the account.

(b)RIM_CURR_DTE_SBB:  Shows the date of the most recent remit that CSG has received.

(c)RIM_ORIG_DTE_SBB:  Identifies the date of the first remit that CSG received.

Note 19: The daily flat file is available to Customers for *********** (**) *****.  Thereafter, files are archived for ****** (**) ****.  Should Customer require CSG to restore an archived data file, Customer shall pay the Data File Restoration fee.

Note 20: The Mail Trace MID (Mailer ID) Fee is a USPS subscription fee for the CONFIRM service.  Customer may have more than one MID, in which case Customer shall pay the ****** fee for each MID. The fee reflected above is the ************ **** from the **** (which is a ************ ***).  In the event the **** either ********* or ********* this ***, CSG ***** **** *** ***** ** **** ***** **** ******* ** ********

Note 21:  The ******* data frame charge is assessed against the statement data frame count excluding full backer pages, full ad pages and blank pages.  If a backer page or ad page contains subscriber statement data, it will be counted as a billable data frame.

Note 22: PDF data files are available for a period of ***** (*) ****.  Thereafter, files are archived.  In the event CSG is asked to restore an archived data file, Customer shall pay the Data File Restoration Fee.

Note 23: Braille and large print statements are not printed by CSG.  Customer must contract with a third party print vendor who can provide print processing for Braille and large print statements.  CSG can provide the contact information for a preferred provider upon Customer request.

Note 24: CSG shall provide CSG InView in lieu of statement archival on CD ROM/DVD.  InView is also available for Customer’s Customer Letters.  Invoiced monthly to Customer Commencing in the month following implementation of InView.

Note 25: This fee will be applicable and invoiced to Customer commencing the ***** ***** of **** **** following the ******** (****) ***** following Customer's access to any such document image.  For example, a statement document set by Customer beyond the Standard Data Retention Period will incur the ********* ****** Fees for the applicable statement documents in ***** ********* (**) and again in ***** ************* (**), etc.

Note 26:  Householding combines two different document types (e.g. statement/letter that could be mailed individually) into one envelope for mailing.

Note 27:  Start-up for Message Manager and any associated fees shall be set forth in a mutually agreed upon Statement of Work.

Note 28: CSG shall not charge Customer for the start-up and conversion services, including all programming and implementation, necessary for CSG to accept Customer’s statement data (flat file format) in order to process, print and mail all hardcopy bill statements using Customer’s existing SmartColor statement format, and to electronically archive Customer’s printed and print suppressed bill statements.  Such services shall be limited to sites/markets of Customer not currently processing on CSG’s billing platform.  Any other start-up and/or conversion services requested by Customer, or any requests by Customer to make modifications to Customer’s existing SmartColor statement format shall be subject to Customer’s then-current rate for such services.  Further, any requests by Customer received after completion of the conversion services and upon production of the first “live” hard copy bill statement for each site/market shall be subject to Customer’s then-current rate for such services.  All start-up and conversion services, and the associated fees, if any, shall be set forth in a mutually agreed upon Statement of Work.

Note 29:  General mail delivery for standard rate mail is ***** (*) to ****** (**) ****.  CSG’s current cost is $****** per customer letter mailed.  This rate is subject to change at any time based on changes to **** ****** *****.  For clarity, the total cost for standard rate mail is $******.

Note 30:  With respect to any materials and inserts Customer provides to CSG, Customer must abide by the Content Standards for Standard Mail Letters guidelines set forth by the USPS in the Domestic Mail Manual, which can be found at the USPS’s website (http://pe.usps.gov/dmn300/243.htm#wp1048240), including but not limited to provisions related to hazardous materials.

Note 31:  Customers will receive a maximum of ***** ******* **** ******* ******** (*********) Image pulls for Statements (“PDF Statement Pulls”) per ******** ***** via the Statement Express and Exact View APIs (“Initial API Capacity”).  If Customers’ aggregate ******* ****** of PDF Statement Pulls increases to ****** ******* (**%) of the Initial API Capacity, CSG shall notify Customer in writing (email shall be sufficient).  If during any ******** *****, Customer’s aggregate ******* PDF Statement Pull volume exceeds the Initial API Capacity, CSG shall invoice and Customer will pay **** of $****** per ***** for each increment of *** ******* *** ******* ****** ******** (*********) PDF Statement Pulls in excess of the Initial API Capacity (“API Fees”).  For clarification purposes, only PDF Statement Pulls via the Statement Express and Exact View APIs will count toward the Initial API Capacity and any volume in excess of the Initial API Capacity.  Further any PDF Statement Pulls other than through the Statement Express and Exact View APIs and/or in conjunction with ACSR will not count toward the PDF Statement Pull volumes.

Note 32:  For invoicing purposes only, and for Connected Subscribers only, the following shall occur:

•

Materials as reflected in 8.a.1 (paper), 8.d.1.i.1 (carrier envelope), and 8.d.2.i.1 (remit envelope) shall be added to the Statement Processing First Physical Page processing fee as reflected in 1.2.a.

•	Materials as reflected in 8.a.1 (paper), shall be added to the Statement Processing Additional Physical Page processing fee as reflected in 1.2.b.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

•	Materials as reflected in 8.a.1 (paper), 8.d.1.i.1 (carrier envelope), and 8.d.2.i.1 (remit envelope) shall be added to the Customer Letters First Physical Page processing fee as reflected in 4.a.
•	Materials as reflected in 8.a.1 (paper), shall be added to the Customer Letters Additional Physical Page processing fee as reflected in 4.b.

B.	Precision eMail®

Description of Item/Unit of Measure	Frequency	Fee
1.Implementation
a.Implementation Fee (Note 1)	*** ****	$*********
2.Recurring Fees
a.****** Subscription Fee (Note 2)	********	$*********
b.Bundle Fees Based on ****** ******* ******, No Attachments (Note 3-5)
i.********** ($****** per ********* *****; overage fee $****** per ********* *****)	********	$**********
ii.********** ($****** per ********* *****; overage fee $****** per ********* *****)	********	$**********
iii.********** ($****** per ********* *****; overage fee $****** per ********* *****)	********	$**********
iv.********** ($****** per ********* *****; overage fee $****** per ********* *****)	********	$**********
v.********** ($****** per ********* *****; overage fee $****** per ********* *****)	********	$**********
3.Professional Services	*** ****	*****
4. Precision eMarketing®
a.Targeted Ad Inserts	*** ****	***, per ******** ****

Note 1: Precision eMail will be implemented in accordance with a mutually agreed upon Statement of Work, which will include timeframes for performance of implementation of the Service.

Note 2: The ****** Subscription Fee shall be waived in the event Customer’s ****** ******* ****** is ********** or greater.

Note 3: Precision eMail bundles are sold in ****** bundles; for example: **** ******* ****** bundle rate = $**********.

Note 4: Overage fee will be invoiced ******* to Customer and will apply if Customer exceeds its ****** bundle without purchasing a new bundle.

Note 5: Precision eMail must be used within the ****** (**) ***** period.

C.	Precision eCare® - Consolidator Services

Description of Item/Unit of Measure	Frequency	Fee
•Installation Services (per ************* *********) (Note 1) (Note 2)	*** *******	*****
•Consolidator Services (per ***********) (Note 3)	*******	$******

Note 1: Set up and implementation services and associated fees shall be pursuant to a mutually agreed up on Statement of Work.  Reimbursable Expenses are additional.

Note 2: For purposes of this service, Participating Affiliate is defined as a single entity with a single website with which Precision eCare will be integrated. In the event Customer desires Precision eCare - Consolidator Services installations in conjunction with more than one website, one instance of Precision eCare - Consolidator Services will be required for each Participating Affiliate.  Participating Affiliates acknowledge and agree to the following: (i) each Participating Affiliate shall have use of one (1) instance of Precision eCare - Consolidator Services for all of its system principles; and Customer shall define one (1) name that applies to each Participating Affiliate and all of its system principles.  Customer shall have one single statement format (one (1) web presentment view of the statement).

Note 3:  “***********” is defined as a **** ***********.  Client will be charged a *********** Fee for every ******* ****** sent, by CSG on behalf of the Customer, to the Consolidator Services provider each *****.

D.	Precision eCare® Payment Kiosks (Note 6)

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

Description of Item/Unit of Measure	Frequency	Fee
1.Additional Kiosk Unit Purchase and Deployment Fees (per ********** ***** ****; includes installation, configuration, Warranty) (Note 1)	********	*****
2.Kiosk Software Support Services Fees (per ***** ****) (Note 2)	********	$********
3.Customer-specific Graphic Design Fees (for front and side graphics; per ********** ***** ****) (Note 3)	********	$******
4.Kiosk Equipment Upgrades; Replacement Hardware Component Parts/Component Kit (Note 4)	*** *******	*** ***** ** ************ ********* ***** ****
5.EMV Upgrade Fees (Note 5)
a.Additional Kiosk Units delivered to Customer that have been designed for EMV retrofit prior to delivery to Customer	*** ***** ****	*** ** ****** $********
b.Existing Kiosk Units and Additional Kiosk Units delivered to Customer that have not been designed for EMV retrofit prior to delivery to Customer	*** ***** ****	*** ** ****** $********

Note 1: The quoted price applies to the Hardware Components (as defined below) and the Kiosk Software (as defined in Attachment D to Exhibit C-4(a)) and includes the Warranty for the Warranty Period (defined below) commencing upon the date of delivery of the Kiosk Unit(s) to Customer's designated location(s).  Desired upgrades to Hardware Components of the Kiosk Unit (other than the EMV Upgrade as defined in Note 6 below) are available to Customers at the price applicable pursuant to Note 4 below (Kiosk Equipment Upgrades; Replacement Hardware Component Parts/Component Kit) or, if the requested upgrade or part or component requested by Customer(s) is not set forth therein, on a “*** *****” basis which shall be incorporated into a Statement of Work for implementation, support or other technical services associated with the Hardware Components and/or associated accessory or additional equipment.  The ****** ***** for a Kiosk Unit also includes all travel and related expenses associated with the installation and configuration of the Kiosk Unit and with performance of the Warranty services.  CSG and the applicable Customer shall execute a mutually agreed upon Statement of Work for such Additional Kiosk Unit purchase(s) to reflect the agreed upon purchase price, the then-applicable Thinman Specifications (as defined in each such applicable Statement of Work) and Kiosk Software Specifications (as defined in Attachment D of Exhibit C-4(a)) as well as delivery, implementation and acceptance testing specifics.  As used herein, the term “Hardware Components” means, collectively, the Existing Kiosk Hardware Components (as defined in in Attachment D of Exhibit C-4(a)) and the Additional Kiosk Hardware Components (as defined in Attachment D of Exhibit C-4(a)).

Note 2: ****** Kiosk Software Support Services Fees include ****** Kiosk Software maintenance and support in accordance with Schedule H of the Agreement and future Updates and CSG defined enhancements specific to CSG’s Kiosk Software (collectively, “Kiosk Software Support Services”).  For the avoidance of doubt, a Customer may, at its option, purchase ****** Kiosk Software Support Services after the expiration of the Warranty for the Additional Kiosk Unit and/or Existing Kiosk Unit on which the Kiosk Software is loaded.  The ****** Kiosk Software Support Fees for each Additional Kiosk Unit will be invoiced, following a Customer's Acceptance (as defined in the applicable Statement of Work between CSG and such applicable Customer) for the period commencing as of the date of delivery of each such Kiosk Unit to Customer's designated location through the remainder of the then-current ****** billing period (i.e., the ****** billing period for Kiosk Software Support Fees shall be on an ***** * through ***** ** of the next ******** **** billing period) on a pro rata basis, pursuant to the Agreement, and thereafter, on a full ****** basis; provided, however, that if implementation of a Kiosk Unit is delayed due to CSG or Hardware TPV-caused issues, then the commencement date of the initial Kiosk Software Support Services term shall instead be the date of Acceptance of such Kiosk Unit.  If following the Warranty Period, a Customer terminates use of a Kiosk Unit in accordance with the Agreement and such termination date is effective during an ****** billing period for which Customer has paid the Kiosk Software Support Fees, CSG shall promptly refund to Customer any Kiosk Software Support Fees paid by Customer in advance for such Kiosk Unit for the portion of the ****** billing period following the end of the ******** ***** during which such termination is effective, on a pro rata basis.

Note 3: Any additional Customer-requested design graphics services will be performed pursuant to a separate Statement of Work which may include additional fees for such services.

Note 4: Customer and CSG acknowledge and agree that, following the delivery date of a Kiosk Unit to Customer's designated location, any changes that occur in the EMV Standard (defined below), the Legal Requirements (as defined in Exhibit C-4(a) Attachment D) and/or the Currency Update Requirements (as defined in Exhibit C-4(a) Attachment D) that impact the Hardware Components of such Kiosk Unit will, upon completion of the Customer requested hardware upgrade or replacement, be subject to the additional fees for any additional or replacement Hardware Components that are set forth in the then current ********* Price List; provided however, that any necessary or appropriate firmware and drivers associated with such additional or replacement hardware shall be provided to such Customer at no additional charge.

Note 5: “EMV Upgrade” means the provision, installation and configuration of all Hardware Component modifications, additions or replacements, any necessary or appropriate firmware and drivers associated with such Hardware Component modifications, additions or replacements, and all Kiosk Software enhancements, necessary in order for the Kiosk Unit to comply with the current version of the technical specifications for the inter-operation of integrated circuit cards (“Chip Cards”) and Chip Card capable point of sale terminals for authenticating credit and debit card transactions as defined by ****** *** and any related specifications or requirements of any payment card network such as ****, **********, ******** and **** applicable to terminals (collectively, the “EMV Standard”). The EMV Upgrade fee includes all travel and related expenses associated with the installation and configuration of such modified, additional or replacement Hardware Components and Kiosk Software enhancements.  For purposes of clarification, each Additional Kiosk Unit delivered to Customer(s) shall be capable of being upgraded to meet the EMV Standard.  Once an EMV Standard compliant Kiosk Unit is offered by CSG, (a) the Hardware Components for each Kiosk Unit shall automatically be amended to set forth the additional or replacement hardware for such EMV Standard compliant Kiosk Unit for any Existing and Additional Kiosk Units and (b) from that point forward, CSG may only ship EMV Standard compliant Kiosk Units to Customer.

Note 6: Only the Kiosk Software Support Services, fees listed in the table above are subject to increase pursuant to Section 5.3 of the Agreement.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

E.	CSG SmartVideo

Description of Item/Unit of Measure	Frequency	Fees
1.Set up and Implementation Fees (Note 1)
a.Connected Subscribers	*** *******	*****
b.Non-ACP Subscribers	*** *******	*****
2.SmartVideo Video View Fees (purchased in Video View Blocks, pursuant to Note 3 below) (Notes 2-4)
▪******* Video Views	*** **** ****	$******
▪******* to ******* Video Views (per ***** ****)	*** **** ****	$******
▪******* to ******* Video Views (per ***** ****)	*** **** ****	$******
▪******* to ********* Video Views (per ***** ****)	*** **** ****	$******
▪********* to ********* Video Views (per ***** ****)	*** **** ****	$******
▪greater than ********* Video Views (per ***** ****)	*** **** ****	*****
3.Development/Modifications to SmartVideo	*** *******	*****

Note 1: Set up and implementation services and associated fees shall be pursuant to a mutually agreed up on Statement of Work.  Reimbursable Expenses are additional.

Note 2: For purposes of this section E., a “Video View” occurs each time a video bill is initiated by or on behalf of a Connected Subscriber or Non-ACP Subscriber, as applicable, from SmartVideo Vendor's web portal, irrespective of whether it is watched to completion.

Note 3: Customer may purchase any amount of Video Views in non-refundable blocks at the specified rates ("Video View Blocks") from time to time pursuant to a mutually agreed amendment to the Agreement at the pricing set forth above, as applicable, solely for purposes of documenting the Video View Block purchase; any Video Views within a Video View Block not consumed by Customers within ****** (**) ****** of Customer's purchase of such Video View Block ( “Consumption Period”), shall expire and cannot be carried over into a subsequent Video View Block.  Customer may purchase any volume in a given Video View Block, but any subsequent purchase of Video View will not be cumulative for the purpose of determining the applicable rate, but will be treated as a new Video View Block for fee calculation purposes.  The Consumption Period for any newly acquired Video View Blocks shall commence as of the date that the then-current Video View Block is fully consumed and the first Video View is consumed in the new Video View Block.  For purposes of clarification, in the event Customer is utilizing an email platform other than CSG’s Precision eMail platform, fees for Video Views do not include any fees as may be incurred by Customer relating to delivery of Video Views via emails from Customer's third party email platform(s), which such fees may be applicable solely as between Customer and Customer’s third party email platform(s) vendor.

Note 4: CSG shall notify Customer (email is sufficient) when Customer is approaching the end of the then-applicable Video View Block’s ****** period or in the event Customer has almost used up the Video Views of the then-applicable Video View Block..

F.	Payment Gateway

Description of Item/Unit of Measure	Frequency	Fee
1.Setup/Implementation of Merchant ID (Note 1)	*** ******** **	$******
2.Transactions
a.CSG Payment Gateway Service (per ****** ***********) (Note 2) (Note 4 - 6)
▪Up to ********* (******* ****** and ***** ************)	*******	$******
▪********* to ********* (******* ****** and ***** ************)	*******	$******
▪********* and greater (******* ****** and ***** ************)	*******	$******
b.CSG Payment Gateway Service (per ***** ***********) (Note 3) (Note 4 - 6)
▪Up to ********* (******* ****** and ***** ************)	*******	$******
▪********* to ********* (******* ****** and ***** ************)	*******	$******
▪********* and greater (******* ****** and ***** ************)	*******	$******

Note 1: The Setup/Implementation of Merchant ID services and associated fees shall be pursuant to a mutually agreed upon Statement of Work.  However, any such fee will be on a pass-through basis from the applicable processor without any mark-up by CSG.

Note 2: Transaction types include, but are not limited to credit authorizations (****, **********, ******** *******, and ********), reversals and refunds.

Note 3: Transaction types include, but are not limited to, debit validations, reversals and refunds.

Note 4: Customer shall have a separate agreement with its banks and/or processors, for debit processing and/or credit processing and as such may incur additional fees under such agreements.

Note 5: Recurring Credit Card Processing and One-Time Credit Card Processing Services are required for all card transactions routed through the Payment Gateway Service, including Non-ACP Subscribers card transactions

Note 6: For clarification purposes, the tiered fees, as set forth in the table above, are intended to be cumulative and not incremental.

G.	Ascendon Stored Payment Instruments ("SPI")

Description of Item/Unit of Measure	Frequency	Fee
1.SPI Setup/Implementation Fees (Note 1)	*** *******	*****
2.Payment Gateway Transaction Fees (Note 2) (Note 3) (Note 6) (Note 7)	*******	$******
3.SPI Payment Profile Storage Fees (Note 4) (Note 5) (Note 7)	*******	$******

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

Note 1: Setup and Implementation services and associated fees shall be pursuant to a mutually agreed upon Statement of Work. Reimbursable Expenses are additional.

Note 2: Includes credit card and debit card authorization attempts and EFT/ACH payment attempts.  Minimums may apply.

Note 3: Notwithstanding anything in the Agreement to the contrary, for so long as Customer, during the Term of the Agreement and any Transition Assistance Period, uses the SPI services, the Payment Gateway Transaction Fees set forth in Item 2 in the table above will apply, rather than the Transactions fees provided in Schedule F, "CSG SERVICES, III, entitled "Payment Procurement," section "F. Payment Gateway," to the Agreement.

Note 4: ******* SPI Payment Profile Storage Fees include storage of all recurring EFT/ACH accounts, and credit cards and debit cards for inactive and Connected Subscribers and are cumulative and not incremental; as clarification set-up and implementation will include loading all Connected Subscriber Credit Cards for recurring payments on file in ACP into Payment Profiles in accordance with the SPI SOW.

Note 5: For purposes of SPI, "storage" shall, in addition to the information in Note 3 above, include storage of each of Customer's inactive and active subscriber's SPI Payment Profiles that will be accessible to Customer's customer service representatives ("CSRs") and subscribers as Customer may elect (see Note 6 regarding purging of Payment Profiles); each SPI Payment Profile will contain *** (*) Stored Payment Instrument.

Note 6: A Stored Payment Instrument transaction occurs when a Stored Payment Instrument is used by a subscriber to make a payment on such subscriber’s selected account(s) (a "SPI Transaction"); a SPI Transaction includes, but is not limited to, credit and debit authorization attempts (****, **********, ******** *******, and ********), EFT/ACH payment attempts, validations, reversals and refunds.

Note 7: Payment Profiles will be stored by CSG through the Term of the Agreement, including any Transition Assistance Period, unless Customer (i) requests in writing (email is sufficient) that CSG purge any such Payment Profiles or (ii) designates purging of certain Payment Profiles as Customer may elect from time to time through the use of configuration options available through SPI services.   For purposes of clarification, if Customer requests, pursuant to (i) above, that CSG perform purging activities of Payment Profiles, it will be documented pursuant to an agreed upon separate Statement of Work; pursuant to (ii) above, Customer will have the option to perform purging activities without notification to CSG and without documentation or fees.

H.	CSG CheckPay Processing (Note 1)

Description of Item/Unit of Measure	Frequency	Fee
1.Startup:
a.Implementation Fee	********	******
b.Setup and Configuration of each additional application (per *****, requested by Customer)	*** *******	$********
2.Refund Check Processing (per *****) (Note 2)	*******	$******
3.Application User Interface Access (Optional)
a.Up to *** User IDs	*******	** ******
b.Greater than *** User IDs	*******	*****
4.Other Services:
a.Stop/Void payments (per *****)	*******	$******
b.Reissue (per *****)	*******	$******
5.Escheat Compliance (per ****)	*******	$******
6.Due Diligence (per **** over ******* *****) (Note 3)	*******	$******

Note 1: Postage is additional to all other CSG CheckPay processing fees; “postage” for purposes of this Service shall mean a ************ at the ****** ******* ***** ******** by CSG.

Note 2: If the aggregate Refund Check Processing Fees for any ******** ***** are less than $*********, then Customer will be charged a ******* ******* Refund Check Processing Fee of $*********.

Note 3: CSG will provide Customer with *** ******* ****** **** ******** (*******) *** ********* ***** per ******** ****.  Any *** ********* ***** processed in excess of the first *** ******* ****** **** ******** (*******) shall be invoiced pursuant to section 6 of the table above.

IV.	Credit Management and Collections

A.	Risk Management (*******) (Note 1) (Note 5)

Description of Item/Unit of Measure	Frequency	Fee
1.Startup
a.Service Level I (per ****** *********) (Note 2)	*** *******	$********
b.Service Level II (per ***** **********, per ****** *********; $******** minimum) (Note 3) (Note 4)	*** *******	$******
2.Transactions
a.Service Level I (per ***********, per ****** *********)	*******	$******
b.Service Level II (per ***********, per ****** *********)	*******	$******
3.Database Updates
a.Service Level II (per ***** **********, per ****** *********; $****** minimum)	*******	$******

Note 1: Customer must have a separate agreement with ******* and may incur additional fees under such agreement.

Note 2: Service Level I consists of Positive ID and/or Credit Score.

Note 3: Service Level II includes Service Level I and Negative Database a/k/a “Exchange”.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

Note 4: The minimum only applies to system principles with less than ****** ***** ***********.  This minimum shall be ****** by CSG if such system principle is part of an *** **** **************.

Note 5: CSG shall use reasonable efforts to deliver the ability of Customer to use saved information for purposes of future credit inquiries.

B.	Credit Verification (********)

Description of Item/Unit of Measure	Frequency	Fee
1.Startup (per ****** *********)	*** *******	$********
2. Transactions (Note 2)
a.Basic Service (per ***********, per ****** *********)	*******	$******
b.Enhanced Service (per ***********, per ****** *********)	*******	$******

Note 1: Customer must have a separate agreement with ******** and may incur additional fees under such agreement.

Note 2: There is no charge for a “No Hit” (i.e., “no record found” response).  Customer shall also be responsible for paying CSG, in addition to the fees set forth in the table above, any third party credit bureau surcharge fees for transactions performed on subscribers having a ******** address.

C.	Card Account Update Service

Description of Item/Unit of Measure	Frequency	Fee
1.Card Account Update (per ******)	*******	$******

D.	Recovery Management (Note 1)

Description of Item/Unit of Measure	Frequency	Fee
1.Implementation Fee (per **********) (Note 2)	*** *******	*****
2.Data Charge Implementation Fee for up to **** ******* ******** (*******) Records from Selected Collection Agencies (Note 3) (Note 4)	*** *******	$*********
3.Monthly Support and Maintenance Services	*******	$*********

Note 1: Commencement of Recovery Management is subject to Customer having executed a Vendor Agreement.

Note 2: Implementation and the associated fees shall be set forth in a mutually agreed upon Statement of Work.   Reimbursable Expenses are additional.

Note 3: The Data Charge Implementation Fee is for loading up to **** ******* ******** (*******) Records of Historic Data (as defined in Exhibit C-3(f)) from the Selected Agencies (as defined in Exhibit C-3(f) to Vendor; Records requested by Customer in excess of **** ******* ******** (*******) will be at the rate of $****** per ********** ******.  As used herein, a “Record” consists of all Historic Data for *** (*) Subscriber account.

Note 4: All Records loaded into Recovery Management must be promptly routed by Customer to the Selected Agencies.

E.	Check Verification (Note 1)

Description of Item/Unit of Measure	Frequency	Fee
1.Setup and Implementation Fees (Note 1) (Note 2)	*** *******	*****
2.CSG Check Verification Transaction Fees (per ***********)	*******	$******

Note 1: Customer may incur additional fees under its agreement with CVP.

Note 2: Implementation and set up services and associated fees shall be provided pursuant to a mutually agreed upon Statement of Work.  Reimbursable Expenses are additional.

V.	Advanced Reporting

A.	CSG Vantage®

Description of Item/Unit of Measure	Frequency	Fee
1.Vantage User Access (per **** **/*******) (Notes 6-10)	*** *******	$******
2.Vantage User Maintenance (per **** **/*******) (Notes 6-10)	********	$******
3.Setup and Database Modifications
a.Initial Vantage Database Setup (per ******) (Note 1)	*** *******	***** ***** ** $****** per ****
b.Fee for data feed parameters (i.e. ****************) added and/or removed to/from the existing Vantage database structure (per **********) (Note 2)	*** *******	***** ***** ** $****** per ****
c.Fee for data feed parameters (i.e. ****************) added and/or removed to/from a new Vantage database structure (per **********)	*** *******	***** ***** ** $****** per ****
4.Optional Vantage Tables (per *****, per ******)
a.Setup	*** *******	***** ***** ** $****** per ****

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

Description of Item/Unit of Measure	Frequency	Fee
b.Processing	*******	*****
5.Optional Vantage Direct
a.Vantage AESP MessageLink (Note 3)
i.Setup (per ****** *********)	*** *******	$********
ii.Processing (per ********* **********)	*******	$******
6.Systems Integration and Support (Note 4)	*** *******	***** ***** ** $****** per ****
7.CSG Vantage Delete Records (Note 5)	*******	******** ** ***
8.Customer Value Optional Table
a.Setup (per ******)	********	$*********
b.Support Fee (per ********)	*******	******** ** ***

Note 1: Customer currently utilizes Vantage and has already incurred this fee.  Therefore, it will not be assessed again by CSG. In the event Customer requests additional Vantage database instances, such services shall be provided pursuant to a mutually agreed upon Statement of Work.  Reimbursable Expenses are additional.

Note 2: The database modification fees, for Customer’s system principles that will be added to the existing Vantage database structure at the time of conversion to ACP, *** ******** in the ********** ******** **** as set forth in ******* ** under *** ********.  In the event that Customer requests CSG to provide setup and/or database modification services for any system principles subsequent to the conversion to ACP, the ***** and ******** ************ **** **** *****.

Note 3: Vantage AESP MessageLink may require additional maintenance and programming services to Precision eCare.

Note 4: All integration and support services (i.e., certifying non-certified hardware/software environment, troubleshooting existing hardware/software environment (first hour is free for Designated Environments), on-site support as requested by Customer, and query development) and the associated fees shall be set forth in a mutually agreed upon Statement of Work.  Such associated fees shall be in accordance with the Technical Services rates set forth in Section VII under CSG SERVICES)

Note 5: Vantage table or tables that will include the Vantage delete records from update tables for the cycle processing day.  These records will be provided in a table(s) that contains all of Customer's system principles that are loaded in Vantage.  The data will be maintained for ***** (*) ******** ****.

Note 6: Includes delivery of Third Party Software required to access the Vantage database.

Note 7: A Vantage User ID may include *** (*) or ******** ********.  For example, a *** (**) ******* User ID may submit up to *** (**) ******* ************** under a ****** ******* **** **.

Note 8: Vantage User ID and Vantage User Maintenance will *** be subject to the ****** *** *********** pursuant to Section *** of the Agreement.

Note 9: CSG and Customer agree that as of the Execution Date of this Agreement Customer is utilizing *** ******** ***** ******* ********** (*****) Vantage UserIDs/Sessions.  Therefore, CSG will invoice and Customer agrees to pay the ****** *********** pursuant to section A.2 of the table above in accordance with the Agreement.  In the event Customer requests additional Vantage User IDs/Sessions, the fees as set forth in sections A.1 and A.2 of the table above shall apply.

Note 10: Notwithstanding the foregoing in Note 9 above, CSG agrees to provide *** ******* ******* (***) Vantage User IDs/Sessions of such *** ******** ***** ******* ********** (*****) Vantage UserIDs/Sessions at the rate of ******** (***) of the ****** Vantage User Maintenance for the Term of the Agreement (“********** Vantage User IDs/Sessions”).  CSG and Customer acknowledge and agree that it is the intent of the Parties that the ********** Vantage User IDs/Sessions hereunder will be utilized ************ with the *** ******* ******* (***) current Customer Vantage IDs/Sessions to allow users to query Customer’s Vantage data on *** (*) ******** *********.

B.	CSG Vantage® Plus (Note 1)

Description of Item/Unit of Measure	Frequency	Fee
•CSG Vantage Plus (Note 4)
a.Startup – Tables (per **********)
i.Initial Vantage Plus Setup	*** *******	$*********

b.Monthly Fee includes the following (per ********):  (Note 6)

▪*** ******* (***) ********** user IDs

▪***** (** *******)

▪Standard report retention:

▪******* ******* – ** ****

▪***** ******* – * ****

▪****** ******* – ** **** (optional)

▪Vantage Near Real Time Tables (Note 5)

	*******	$*********
c.Additional Reports:
i.ACP Reports (per ******)	*******	$******
ii.Non-ACP Reports or Relational Tables	*** *******	*****
d.Setup and Modifications to the environment (Note 2)
i.Additional user IDs (per **** **)	*** *******	$******
ii.Additional report development (per ******)	*** *******	$********
iii.Web system and principle configuration changes (per **********, per ****) (Note 3)	*** *******	$********

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

Description of Item/Unit of Measure	Frequency	Fee
iv.Extended Retention	*** *******	*****
v.Add *** (*) ********** to CSG Vantage partition ($********* **** *********)	*** *******	$*********
vi.****** maintenance of the *** (*) ********** (**% fee per *********, $******** **** *********)	********	$********
•CSG Vantage Plus Archives (Notes 7-9)
a.Set Up Fee – Production Environment (***************)	********	$*********
b.Pre-load of *** (*) ****** of historical Report Image data	********	$*********
c.Storage Fees for Report Tables (per terabyte, subject to Note 8)	*******	******** ** ***
d.Storage Fees for Customer-requested Report Images (per terabyte, subject to Note 8) that are stored for more than **** (*) *****	*******	$********

Note 1: Lead times vary for specific items included in Vantage Plus.  CSG Product Management must be consulted for most current lead time requirements.

Note 2: Additional fees may apply based on capacity demands as a result of increased numbers of users or SPA configuration changes.

Note 3: A site is defined as all system principles accessed and administered in the CSG Vantage Plus application in accordance with the contract.

Note 4: Customer is responsible for the networking facility to access CSG Vantage Plus.

Note 5: Retention shall not exceed *********** (**) ***** for Near Real-Time tables.

Note 6: Customer shall have Web access to up to ***** (**) ******* through CSG’s Vantage Plus application for the fees set forth above.  If Customer elects to subscribe to a report that CSG has previously made a relational table for, Customer may access such report data through core CSG Vantage as well.

Note 7: CSG shall provide configuration for up to *** ******* (***) ***** and retention of Report Images for up to **** (*) *****, with ** ******* ****, as an item included in the ***.

Note 8: Storage capacity will be measured ******* in *********.  The ******* ******* *** will be ******** ** *** *** for the first ******** and $******** for each ******** thereafter.  For example: If, during a ********* period, Customer utilizes 0-*** ********* of storage for its archival report storage, Customer will *** ** ******** an ********** *** for that *****; ******* ********* will be ******** in the amount of $********; ******* will be ******** in the amount of $******** , etc.

Note 9: Customer has a current allotment of *** ******* (***) ***** that may access Vantage Plus Archives.

C.	InfoCast Files

Description of Item/Unit of Measure	Frequency	Fee
1.Implementation (Note 1)	*** *******	$*********
2.Multi-Schema InfoCast File Maintenance Fee (per ******** ****, ********** ******* *******) (Note 2)	*******	$******
3.Single-Schema InfoCast File Maintenance Fee (per ******** ****, per ******* ******) (Note 2)	*******	$******
4.Restoration Fee (Note 3)	*** **********	$******

Note 1: Implementation services, which can include additional InfoCast Files and/or schemas, shall be pursuant to a mutually agreed up certain Statement of Work.  Reimbursable Expenses are additional.

Note 2: For purposes of the InfoCast Files, Multi-Schema shall mean a group of schemas to be designated by the Customer to be implemented and delivered collectively.  If Customer elects to have a single schema implemented and delivered as a stand-alone item, such Single-Schema fee outlined in the table above shall apply.

Note 3: InfoCast Files may be restored by CSG, at Customer's request, from an archived directory for up to *** ******* ****** (***) ***** and are subject to the InfoCast File Restoration Fee, per **********.

D.	CSG Data Publisher

Description of Item/Unit of Measure	Frequency	Fee
1.CSG Data Publisher – Vantage Edition
a.Vantage Edition Subscription Fees (Note 1) (Note 2)	********	*****
b.Vantage Edition Maintenance Fees (Note 3)	********	$**********
2.CSG Data Publisher – File Edition
a.File Edition Subscription Fees (Note 4) (Note 5)	********	*****
b.File Edition Maintenance Fees (Note 6)	********	$**********

Note 1: The CSG Data Publisher – Vantage Edition is available solely for Legacy TWC.  In the event Customer requests utilization of the Data Publisher – Vantage Edition be made available for the rest of Customer’s subscribers or systems, services shall be made available pursuant to a mutually agreed upon Statement of Work and amendment to the Agreement.  Reimbursable Expenses are additional.

Note 2: In the event Customer requests additional CSG Data Publisher Objects, such requests shall be set forth in a separate Statement of Work and/or amendment, as applicable.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

Note 3: Vantage Edition Maintenance Fees will include up to ****** (**) ***** per ***** of additional support for activities outside of administration, issue resolution and general maintenance of CSG Data Publisher – Vantage Edition.  Any additional support in excess of such ****** (**) ***** per ***** must be set forth in a separate Statement of Work.

Note 4: CSG Data Publisher - File Edition Subscription Fees is not available for Legacy TWC, Legacy BHN or Non-ACP Subscribers.  In the event Customer requests utilization of CSG Data Publisher – File Edition be made available to Legacy TWC, Legacy BHN or Non-ACP, services shall be made available pursuant to a mutually agreed upon Statement of Work and amendment to the Agreement.  Reimbursable Expenses are additional.

Note 5: In the event, Customer requests additional CSG Data Publisher Objects, such requests shall be set forth in a separate Statement of Work and/or amendment, as applicable.

Note 6: File Edition Maintenance Fees will include up to ****** (**) ***** per ***** of additional support for activities outside of administration, issue resolution and general maintenance of CSG Data Publisher – File Edition.  Any additional support in excess of such ****** (**) ***** per ***** must be set forth in a separate Statement of Work.

VI.	Conversion Services for Video, HSD and Residential Voice

A.	Conversion Services for Video and HSD

Unless otherwise provided in the Agreement and as outlined in Schedule G, Conversion Services for Video and HSD for subscribers converted by Customer from a third-party billing platform to CSG (CSG’s standard conversion services), *** ******** ** *** ***. Manual conversions conducted by Customer are recommended for all database or billing platform locations that have less than ****** subscribers).

B.	Conversion Services for Residential Voice and Setup and Configuration of Voice Environments

All conversion services for Residential Voice and each voice startup will be a Quote.  A “voice startup” is defined as a collection of system principles within a designated market area, and served by a primary Customer contact center, that will launch Residential Voice Services concurrently.

VII.	Technical Services

CSG may request pursuant to an SOW an ****** rate pursuant to the table below, when such services require the applicable level of expertise.  Failure of CSG to obtain approval via an SOW of an ****** fee greater than $****** shall result in the charges being payable at $****** per ****.  Reimbursable Expenses are additional.

Description of Item/Unit of Measure	Frequency	Fee
A.Base Rates:
1.Consultant (per ******, per ****)	*** *******	$******
2.Program Director (per ******, per ****)	*** *******	$******
3.Management Consultant (per ******, per ****)	*** *******	$******
4.Senior Management Consultant (per ******, per ****)	*** *******	$******
B.Development Team (per ******, per ****)	*** *******	$******
C.Annual Support Hours (per ******, per ****)	*** *******	$******

VIII.	Discovery Support

Description of Item/Unit of Measure	Frequency	Fee
A.Consultant – (Note 1) (per ******, per ****)	*** *******	$******
B.Attorney/Legal Manager (per ******, per ****)	*** *******	$******
C.Development Team (per ******, per ****)	*** *******	$******
D.Business/ Analysis Team (per ******, per ****)	*** *******	$******
E.Business Sr. Management (per ******, per ****)	*** *******	$******

Note 1: Consultants exclude any of those individuals described by items B - E.

IX.	Additional Training

A.	User Training At CSG Facility

Description of Item/Unit of Measure	Frequency	Fee
(a)Single seat (per ****, per *****)	*** *******	$******
▪	Training materials will be provided by CSG.
▪	Dates of specific class offering will be published by CSG.
▪	Custom developed classes can be arranged via Quote.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

▪	Customer will be charged a **% ************ fee if class is ********* or *********** within **** (*) ******** **** of the first day of the scheduled class.

B.	On-Site User Training at Customer’s Requested Location

Description of Item/Unit of Measure	Frequency	Fee
1.Per *******, Per *** (Reimbursable Expenses are additional)	*** *******	$********
▪	*** (*) copy of training materials will be provided by CSG for duplication by Customer for its trainees.
▪	An Instructor Day is defined as one CSG Trainer at Customer’s location for ***** (*) ***** (or a portion thereof) per ***.
▪	Each location is responsible for providing a training room with a terminal for every trainee and instructor active on CSG test system **** (*) ******* **** prior to start of training.
▪	Custom developed classes can be arranged via Quote.
▪	Customer will be charged a **% ************ fee if class is ********* or *********** within *** (**) ******** **** of the first day of the scheduled class.
▪	Suggested class size is ***** (*) to ****** (**) ******** per *****.

C.	Vantage Training

	Standard Class Size	Rate (On-site) (Per trainer, per day)	Additional Learners (Per learner, per day)	Rate (at CSG facility) (Per learner, per day)
Basic	*	$********	$******	$******
Telephony	*	$********	$******	$******
Advanced	*	$********	$******	$******
Database Literacy	**	$********	$******	$******
▪	Reimbursable Expenses are additional.
▪	All classes include relevant training materials and documentation.

X.	Custom Implementation Services

A.	Network Printing Solution ("NPS") (Note 1)

Description of Item/Unit of Measure	Frequency	Fee
1.Implementation, Set-up, Configuration, and Testing of print server	********	*****
2.Support - 24x7 SSC for first and second level support to provide real time resolution for printer issues (Note 2)	*******	$********

Note 1: NPS is not available for Legacy TWC, Legacy BHN or Non-ACP Subscribers.  In the event Customer requests utilization of the NPS be made available to Legacy TWC, Legacy BHN or Non-ACP, services shall be made available pursuant to a mutually agreed upon Statement of Work and amendment to the Agreement.  Reimbursable Expenses are additional.

Note 2: Support will commence following implementation of the Network Printing Solution into production.  Support will be limited to ******* (**) ***** per *****.  Any hours in excess of such ******* (**) ***** per ***** requested by Customer shall be billed to Customer on a time and materials basis, as mutually agreed by the parties in a Statement of Work.

B.	Front Counter Receipt Printing Application (Note 1)

Description of Item/Unit of Measure	Frequency	Fee
1.Implementation, Set-up, Configuration, and Testing (Note 2)	********	*****
2.******* Support Fees - IDS 24x7for first and second levels of support to provide real time resolution for printer issues (Note 3) (Note 5) (Note 6)
a.Phase One: Receipt Printing /Application Core	*******	$********
b.Phase Two: Transaction Management and Reporting	*******	$******
c.Phase Two: Digital Storage and Precision eMail	*******	$******
d.Phase Three: Cash Drawer	*******	$******
e.Phase Three: ACSR® View/ Reprint of Receipts	*******	$******
f.Phase Four: Signature Pad	*******	$******
g.Phase Five: Swipe and Go Magnetic Card Reader	*******	$******
h.Cumulative Total Upon Implementation of all Phases	*******	$********
3.Additional Enhancement
a.Implementation Fee	*******	*****
b.Additional ******* Support Fee (**** *** * **** (***) ********** ******* *****) (Note 4) (Note 5) (Note 6)	*******	$******

Note 1: The Front Counter Receipt Printing Application is not available for Legacy TWC, Legacy BHN or Non-ACP Subscribers.  In the event Customer requests utilization of the Front Counter Receipt Printing Application be made available to Legacy TWC, Legacy BHN or Non-ACP, services shall be made available pursuant to a mutually agreed upon Statement of Work and amendment to the Agreement.  Reimbursable Expenses are additional.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

Note 2: CSG and Customer agree as of the Effective Date of the Agreement, the implementation, set-up, configuration, and testing of the Front Counter Receipt Printing Application Phase One (1) has been complete.  In the event Customer requests additional phases, such implementation services shall be pursuant to a mutually agreed upon Statement of Work.  Reimbursable Expenses are additional.

Note 3: Support for each Phase of the Front Counter Receipt Printing Application, specified below, will commence following implementation of each such Phase into production.  ******* Support fees are cumulative upon implementation (e.g., upon implementation of Phases One and Phase Two, the total ******* Support Fee will be $******** ($******** plus $******).   Support will be limited to the following ***** per *****.  Any support ***** in excess of such ***** per ***** requested by Customer shall be invoiced to Customer on a time and materials basis, as mutually agreed by the parties in a Statement of Work.

Implementation Phase	Functionality	******* Support Hours
Phase One:	Receipt Printing/Core Functionality	** *****
Phase Two:	Transaction Management and Reporting	* *****
Phase Two:	Digital Storage and Precision Email	* *****
Phase Three:	Cash Drawer	* *****
Phase Three:	ACSR View/Reprint of Receipts	* *****
Phase Four:	Signature Pad	* *****
Phase Five:	Swipe and Go Magnetic Card Reader	* *****

Note 4: CSG shall provide an additional **** *** ******** (***) ***** of support ******* for the Front Counter Receipt Printing Application (the “Additional Support *****”). CSG shall invoice Customer and Customer shall pay the Additional ******* Support Fee as provided in section 3.b of the above table.

Note 5: For purposes of clarification, such additional **** *** ******** (***) ***** of ******* support is in addition to the *********** (**) ***** of monthly support already provided by CSG to Customer for the initial Front Counter Receipt Printing Application as provided in section 2 of the table above (collectively, the monthly support hours referenced in this Note 5 are the “Support *****”).  For example, upon completion of implementation of the VDI Enhancement, the resulting maximum combined total ******* Support ***** for the Front Counter Receipt Printing Applications will be ************ and *** **** (****) *****.

Note 6: The Support ***** are not cumulative on a ***** to ***** basis.  Support ***** not used in any ***** will not be carried over to any succeeding *****. Support ***** requested by Customer in any *** (*) ***** that will result in the need for ***** in excess of the Support ***** will require CSG and Customer to execute a separate Statement of Work or letter of authorization describing support services in such ***** and the related fees at Customer's then-current technical services fees rate.  Support ***** may be terminated by Customer upon ***** (**) ***** prior written notice (email is sufficient) to CSG, with no right of refund of any fees paid.

C.	Front Counter Enhancement (Note 1)

Description of Item/Unit of Measure	Frequency	Fee
1.Implementation Fee	********	*****
2.******* Support Fee (Note 3) (Note 4)	*******	$********
3.Front Counter VDI Enhancement
a.VDI Enhancement Implementation Fee	********	*****

b.Additional ******* Support Fee (for **** *** ******** (***) additional ******* support ***** for, collectively, the Front Counter Enhancement and the Front counter VDI Enhancement) (Note 2) (Note 3) (Note 4)

	*******	$******

Note 1: The Front Counter Enhancement is available solely for Legacy TWC.  In the event Customer requests utilization of the Front Counter Enhancement be made available for the rest of Customer’s subscribers or systems, services shall be made available pursuant to a mutually agreed upon Statement of Work and amendment to the Agreement.  Reimbursable Expenses are additional.

Note 2: CSG shall provide an additional **** *** ******** (***) ***** of support ******* for, collectively, the Front Counter Enhancement and the Front Counter VDI Enhancement (the “Additional Support *****”). CSG shall invoice Customer and Customer shall pay the Additional ******* Support Fee for the Front Counter VDI Enhancement as provided in section 3.2 of the above table.

Note 3: For purposes of clarification, such additional **** *** ******** (***) ***** of ******* support is in addition to the ******** (**) ***** of ******* support already provided by CSG to Customer for the initial Front Counter Enhancement, as provided in section 2 of the above table (collectively, the ******* support ***** referenced in this Note 3 are the “Support *****”). Upon completion of implementation of the VDI Enhancement, the resulting maximum combined total ******* Support ***** for the Front Counter Enhancement and the Front counter VDI Enhancement will be ******** *** *** **** (****) *****.

Note 4: The Support ***** are not cumulative on a ***** to ***** basis.  Support ***** not used in any ***** will not be carried over to any succeeding *****. Support ***** requested by Customer in any *** (*) ***** that will result in the need for ***** in excess of Support ***** will require CSG and Customer to execute a separate Statement of Work or letter of authorization describing support services in such ***** and the related fees at Customer's then-current technical services fees rate.  Support ***** may be terminated by Customer upon ***** (**) ***** prior written notice (email is sufficient) to CSG, with no right of refund of any fees paid.

D.	IDM Short Term Integration (Note 1)

Description of Item/Unit of Measure	Frequency	Fee
1.Implementation Fee	********	*****
2.Maintenance and Support Hours
a.Gateway Hardware Hosting ******* Fee (Note 2) (Note 3)	*******	$********
b.Software Maintenance - CSG IDMS System (Note 2)	*******	$********

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

Note 1: IDM Short Term Integration is available solely for Legacy TWC.  In the event Customer requests utilization of the IDM Short Term Integration be made available for the rest of Customer’s subscribers or systems, services shall be made available pursuant to a mutually agreed upon Statement of Work and amendment to the Agreement.  Reimbursable Expenses are additional.

Note 2: Includes backup, maintenance, technical hardware support, software updates, rack space, and other hosting costs.

Note 3: Up to ***** (*) ***** post production support ******* for minor changes to system – minor software modifications, minor SPA changes and minor data element changes.

E.	IDM Synchronization (Note 1)

Description of Item/Unit of Measure	Frequency	Fee
1.Implementation Fee	********	*****
2.Maintenance and Support *****
a.Block of *** ******* ***** (***) ******* support ***** (Note 2)	*** *****	$*********

Note 1: IDM Synchronization is not available for Legacy TWC, Legacy BHN or Non-ACP Subscribers.  In the event Customer requests utilization of IDM Synchronization be made available to Legacy TWC, Legacy BHN or Non-ACP, services shall be made available pursuant to a mutually agreed upon Statement of Work and amendment to the Agreement.  Reimbursable Expenses are additional.

Note 2: CSG will invoice and Customer agrees to pay for blocks of *** ******* ***** (***) Maintenance and Support ***** as such *** ******* ***** (***) Maintenance and Support ***** are consumed, through the term of the Agreement at the then-current Technical Services rate.  However, in no event shall the invoicing of **** *** ******* ***** (***) Maintenance and Support ***** be less frequent than ******** with each ****** period being measured from the ***** of the invoice for the then-current block of *** ******* ***** (***) Maintenance and Support *****.  Any unused support ***** in each ****** period will be forfeited.

F.	Preference Management Application for ASCR (Note 1)

Description of Item/Unit of Measure	Frequency	Fee
1.Implementation Fee	********	*****
2.Maintenance and Support *****
a.Block of *** ******* ***** (***) ******* support ***** (Note 2)	*** *****	$*********

Note 1: Preferred Management Application for ACSR is not available for Legacy TWC, Legacy BHN or Non-ACP Subscribers.  In the event Customer requests utilization of Preferred Management Application for ACSR be made available to Legacy TWC, Legacy BHN or Non-ACP, services shall be made available pursuant to a mutually agreed upon Statement of Work and amendment to the Agreement.  Reimbursable Expenses are additional.

Note 2: CSG will invoice and Customer agrees to pay for blocks of *** ******* ***** (***) Maintenance and Support ***** as such *** ******* ***** (***) Maintenance and Support ***** are consumed, through the term of the Agreement at the then-current Technical Services rate.   However, in no event shall the invoicing of such *** ******* ***** (***) Maintenance and Support ***** be less frequent than ******** with each ****** period being measured from the ***** of the invoice for the then-current block of *** ******* ***** (***) Maintenance and Support *****.  Any unused support ***** in each ****** period will be forfeited.

G.	CSG Order Account Audit Tool (“OAAT”) (Note 1)

Description of Item/Unit of Measure	Frequency	Fee
1.OAAT Production Implementation Fee	********	*****
2.Recurring ******* Fees (Note 4)
a.OAAT Production Support Fee (Note 2) (Note 3)	*******	$*********
b.Hosting Server Fees	*******	$********

Note 1: OAAT is available solely for Legacy TWC.  In the event Customer requests utilization of the OAAT be made available for the rest of Customer’s subscribers or systems, services shall be made available pursuant to a mutually agreed upon Statement of Work and amendment to the Agreement.  Reimbursable Expenses are additional.

Note 2: Commencing as of ******* ** ****, production support will be limited to *** ******* ********** (***) ***** per *****.  For the ****** of ******* ****, ******** **** and ***** ****, CSG will invoice Customer the amount of $******** per *****, as CSG previously invoiced Customer on an ********** basis the amount of $********* per *****.  Thereafter, CSG will invoice the ******* amount as provided in section 2.an in the table above in accordance with the Agreement.  Additional fees will apply for ***** exceeding this ******* limit and will be set forth in a separate mutually agreed upon Statement of Work.

Note 3: The ******* Production Support Fee covers post-deployment support, including answering functional questions, resolving Customer reported concerns, OAAT operating system support, and OAAT solution defects.  Production support also includes, but is not limited to, modifying OAAT to operate with systems other than ACSR®, including changes to OAAT required by the use of new features, functions, products, or substantive configuration changes.

Note 4: CSG agrees to separately invoice Customer for up to **** (*) ******* designated by Customer for OAAT Recurring ******* Fees on such allocation basis as shall be provided by Customer.  Notwithstanding the foregoing, Customer may change the designated systems to be invoiced by CSG for the OAAT Recurring ******* Fees and the applicable allocation basis by providing CSG with no less than ***** (**) ***** prior written notice (e-mail is sufficient); provided, however, that the aggregate allocation amount will in any event be equal the OAAT Recurring ******* Fees.  The foregoing notwithstanding, Customer and CSG acknowledge and agree that Customer shall at all times be responsible for any amounts due and owing hereunder.

H.	Price Lock Guarantee (PLG) Contract Management System (Note 1)

Description of Item/Unit of Measure	Frequency	Fee
1. Development Fees	********	*****
2. Hardware Hosting and Software Maintenance Fees	*******	$*********

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

Note 1: PLG Contract Management System is available solely for Legacy TWC.  In the event Customer requests utilization of the PLG Contract Management System be made available for the rest of Customer’s subscribers or systems, services shall be made available pursuant to a mutually agreed upon Statement of Work and amendment to the Agreement.  Reimbursable Expenses are additional.

I.	Electronic Trackable Appointments Service (Note 1) (Note 2)

Description of Item/Unit of Measure	Frequency	Fee
1. Design, development, and programming	********	*****
2. Support Fees (Note 3)
a. Virtual Server Application Fee (*** (*) ******)	*******	$******
b. Database Server Fee (*** (*) ********* *******; $********** ****, per *****)	*******	$********

Note 1: Electronic Trackable Appointments Service is available solely for Legacy TWC.  In the event Customer requests utilization of the Electronic Trackable Appointments Service be made available for the rest of Customer’s subscribers or systems, services shall be made available pursuant to a mutually agreed upon Statement of Work and amendment to the Agreement.  Reimbursable Expenses are additional.

Note 2: CSG will retain each Customer’s Subscriber appointment contact information for a period of not more than ****** (**) ****

Note 3: Support will be limited to ******* (**) ***** *******.  Any support in excess of ******* (**) ***** must be set forth in a Statement of Work and shall be provided at Customer's then-current Technical Services fee.

J.	ITV Query Process (Note 1)

Description of Item/Unit of Measure	Frequency	Fee
1. Design, development, and programming	********	*****
2. Support Fees (Note 2)	*******	$********
3. File Maintenance Corporate Fee (per **** *** *** ******** ******* ******* *******) (Note 3)	*******	$******

Note 1: ITV Query process is available solely for Legacy TWC.  In the event Customer requests utilization of the ITV Query Process be made available for the rest of Customer’s subscribers or systems, services shall be made available pursuant to a mutually agreed upon Statement of Work and amendment to the Agreement.  Reimbursable Expenses are additional.

Note 2: Support will be limited to ***** (**) ***** *******; any support in excess of ***** (**) ***** must be set forth in a Statement of Work and shall be provided at Customer's then-current Technical Services fee.

Note 3: ******* File Maintenance Corporate Fee includes management of the file transfer protocol ("FTP") site and storing and archiving the files.

K.	Accounts Receivable Segmentation Report (Note 1)

Description of Item/Unit of Measure	Frequency	Fee
1.Development and Implementation of the Report -Fees	********	*****
2.Additional Vantage Environment Storage Capacity Fees (Note 2)	********	$*********
3.Set up Fees for FTP Feed	********	*****
4.Additional Vantage Storage Administration and Maintenance Support Services Fees (Note 2) (Note 3)	*******	$********
5.Infocast Delivery Services (Note 4) (Note 5) (Note 6)	*******	$******

Note 1: Accounts Receivable Segmentation Report is available solely for Legacy TWC.  In the event Customer requests utilization of the Accounts Receivable Segmentation Report be made available for the rest of Customer’s subscribers or systems, services shall be made available pursuant to a mutually agreed upon Statement of Work and amendment to the Agreement.  Reimbursable Expenses are additional.

Note 2: **** ******* (***) additional ********* of storage capacity on Customer's dedicated Vantage environment for the Reference Tables; fees for any further additional Vantage environment storage capacity shall be mutually agreed upon in a subsequent amendment if additional storage capacity is required.

Note 3: Support Services Fees are for administration and maintenance of the additional Vantage storage capacity on Customer's dedicated Vantage environment for storage of the Reference Tables.

Note 4: The Report will be delivered to Customer as an additional Infocast Report

Note 5: The Report will be hosted and retained by CSG for ********** (**) ****.

Note 6: Up to **** (*) ***** will be granted access to the Report.

L.	IntelligentHome Order Entry Enhancement (Note 1)

Description of Item/Unit of Measure	Frequency	Fee
1.Implementation Fees	********	*****
2.******* Support Fees (Note 2)	*******	$********
3.Hosting Fee (Note 3)	*******	*****

Note 1: IntelligentHome Order Entry Enhancement is available solely for Legacy TWC.  In the event Customer requests utilization of the IntelligentHome Order Entry Enhancement be made available for the rest of Customer’s subscribers or systems, services shall be made available pursuant to a mutually agreed upon Statement of Work and amendment to the Agreement.  Reimbursable Expenses are additional.

Note 2: CSG shall provide up to ************ (**) ***** of support per ***** (“Support *****”) for the IntelligentHome Order Entry Enhancement to address production issues which shall include operations support and answering functional questions, as well as any

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

changes to the IntelligentHome Order Entry Enhancement required in connection with further enhancements, development, new features, new functionality, products and/or any configuration changes requested by Customer (“Support Services”).  Problems shall be reported and resolved, in accordance with the priority or severity levels set forth in Section II of Schedule H of the Agreement.  Any unused Support ***** in any ***** shall accumulate during the then-current ******** ******* and may be used by Customer for Support Services during such ******** *******; any Support ***** not used within the respective ******** ******* will not be carried over to any succeeding period; any Support ***** in excess of Customer’s accrued Support ***** shall be set forth in a mutually agreed Statement of Work and shall be provided at Customer's then-current Technical Services fee.

Note 3: CSG will host the Enhancement on the CSG hardware used for the Order Account Audit Tool (OAAT) services and hosting described in Section X. G. of this Schedule F , at no additional ******* Hosting Fees; provided, however, that in the event, Customer discontinues use of such OAAT services and hosting, CSG’s hosting of the Enhancement shall be subject to the parties mutually agreeing in writing to reasonable ******* Hosting Fees for such hosting services.  In the event CSG and Customer are unable to mutually agree upon a ******* Hosting Fee within ****** (**) **** of Customer’s discontinuance of the Contract Management System services and hosting, CSG may discontinue its provision of the hosting services for the Enhancement upon ****** (**) **** prior written notice to Customer.

M.	E911 Enhancement (Note 1)

Description of Item/Unit of Measure	Frequency	Fee
1.Implementation Fees	*** ****	*****
2.****** Support Fee (Note 2)	********	$*********
3.Hosting Fee (Note 3)	********	** ******

Note 1: E911 Enhancement is available solely for Legacy TWC.  In the event Customer requests utilization of the E911 Enhancement be made available for the rest of Customer’s subscribers or systems, services shall be made available pursuant to a mutually agreed upon Statement of Work and amendment to the Agreement.  Reimbursable Expenses are additional.

Note 2: CSG shall provide up to ****** (**) ***** of support per ***** (“Support *****”) for the E911 Enhancement to address production issues which shall include operations support and answering functional questions, as well as any changes to the E911 Enhancement required in connection with further enhancements, development, new features, new functionality, products and/or any configuration changes requested by Customer (“Support Services”).  Problems shall be reported and resolved, in accordance with the priority or severity levels set forth in Section II of Schedule H of the Agreement.  Any unused Support ***** in any ***** shall accumulate during the then-current ******** ******* and may be used by Customer for Support Services during such ******** *******; any Support ***** not used within the respective ******** ******* will not be carried over to any succeeding period; any Support Services requested by Customer which CSG anticipates will be too substantial to be performed within Customer’s accrued Support *****, will be submitted to Customer in the form of a quote with estimated ***** and fees (at Customer's then-current Technical Services fee), and such work shall be subject to a separate mutually agreed upon Statement of Work.  For avoidance of doubt, any Support Services exceeding Customer’s ******* Support ***** and/or accrued Support ***** during the then-current ******** ******* may be billed to Customer only if such additional ***** are documented in a mutually agreed Statement of Work.

Note 3: CSG will host the E911 Enhancement on the CSG hardware used for the OAAT services and hosting described in Section X. G. of this Schedule F, at no additional hosting fees; provided, however, that in the event, Customer discontinues use of such OAAT services and hosting, CSG’s hosting of the E911 Enhancement hereunder shall be subject to the parties mutually agreeing in writing to reasonable hosting fees for such hosting services.  In the event CSG and Customer are unable to mutually agree on hosting fees within ****** (**) **** of Customer’s discontinuance of the OAAT services and hosting, CSG may discontinue the hosting and availability of the E911 Enhancement upon ****** (**) ***** prior written notice to Customer.

N.	CSG StatHub (“StatHub”)

Description of Item/Unit of Measure	Frequency	Fee
1.StatHub Startup Fees	*** *******	*****
2.StatHub Support and Maintenance Fees (Note 1) (Note 2) (Note 3)	******	$*********

Note 1: CSG shall provide **** (*) ***** of support per *****.  Any unused service ***** for support not used in any given ***** shall be forfeited.  Additional fees will be charged for hours exceeding the monthly limit and will be set forth in a separate Statement of Work or Letter of Authorization.

Note 2:  The StatHub Support and Maintenance fees consist of third party tool and hardware upgrades, software enhancements and defect fixes.

Note 3: In the event CSG exercises the Termination Rights provided in the Service description, CSG shall promptly thereafter refund to Customer any amounts paid in advance to CSG hereunder with respect to the calendar months following the end of the calendar month during which such termination by CSG is effective, calculated on a pro rata basis, and (ii) Customer shall have no further obligation for future payments of the Annually Recurring Support Fees following such termination.

XI.	CSG’s Customer Communication Center (CCC) and Ascendon® Evolved Customer (Note 8)

Description of Item/Unit of Measure	Frequency	Fee
A.Customer Communication Center
1.Startup/Implementation	*** *******	*****
2.Event Manager for up to ***** ******* (*********) ******** *********** (Note 1) (Note 4)
a.Perpetual License for the Term of the Agreement	********	$**********

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

b.Access Maintenance and Support Fee	********	$**********
c.Management Services Fee (Note 7)	*******	$*********
d.Event Manager Adapter Fees (Note 5) (Note 6)
i.Startup (per *********)	*** *******	*****
ii.Adaptor Maintenance and Support (per *********)	******	*****
3. Additional Event Manager Capacity (Note 9)
a.Perpetual License for the Term of the Agreement	********	$*********
b.Access Maintenance and Support Fee	********	$********
c.Management Services Fee	*******	(Note 10)
B.Ascendon Evolved Customers for up to ***** ******* (*********) ******** *********** (Note 1) (Note 2) (Note 3)
1.Implementation/Configuration
a.Configuration of Initial Customer Contact Preferences Template	*** *******	******
b.Additional Configuration of Customer Contact Preferences Template	*** *******	*****
c.Customer Contact Preferences Access Fee (per **********)	*******	** ******
C.Use Case(s) Design, Development and Implementation	*** *******	*****

Note 1: Access to Ascendon Evolved Customer and Event Manager for non-CSG applications, subscribers and databases shall be provided for a fee pursuant to a mutually agreed upon Statement of Work.  Additional modules of Ascendon Evolved Customer shall be subject to additional fees pursuant to a mutually agreed upon amendment.

Note 2: Ascendon Evolved Customer includes storage of up to **** (*) ********* per ********** ******; additional storage shall be provided pursuant to a mutually agreed upon Statement of Work. Fees for CSG Vantage® storage and integration shall be additional.

Note 3: Should Customer discontinue use of the Ascendon Evolved Customer and replace it with a different customer contact/notification database, services to provide adapters and implementation to and from the new database will be provided pursuant to a mutually agreed upon Statement of Work specifying the deliverables and fees associated with such activities.

Note 4: Transactions generated from Event Manager will be written to Customer’s existing Customer Interaction Tracking® ("CIT") instance.

Note 5: All Event Manager Adapters for interface with Customer and Customer's third party certified vendors shall be provided by CSG to Customer as set for in mutually agreed upon Statement(s) of Work.

Note 6: The Event Manager Adapter utilizing outbound voice notification shall be provided, at Customer's request, pursuant to a separate Statement of Work between Customer and CSG's affiliate, CSG Interactive Messaging, Inc., to provide the terms and conditions of Customer's use and the call flows for such outbound voice notification to Customer's subscribers.

Note 7: Includes the management of the configuration and operations of the Event Manager Application by CSG on Customers’ behalf.  During the term of the Event Manager Managed Service, all Event Manager workflow and business rules creation must be completed by CSG. Should customer choose to terminate the Event Manager Managed Service, Customer will provide CSG with no less than *** ******* ****** (***) ***** prior notice of such discontinuance.  Upon the effective date of termination, Customer will have full responsibility for the Event Manager application implementation, creation of workflows and business rules and operations.

Note 8: SLBOS or ENI transactions used by Customer to provide data to or from a third-party will be used in the calculation of Customer’s SLBOS and ENI TPS tiers, as provided in the Agreement.

Note 9: Additional Event Manager Capacity means additional capacity of *** ******* (*********) Customer subscribers.

Note 10: CSG agrees to include Management Service Fees for each additional capacity of *** ******* (*********) Customer subscribers up to a maximum cumulative total of *** ******* (**********) Customer subscribers in the ******* amount reflected on line A.2.c within the table above.  In the event Customer reaches a cumulative total of *** ******* (**********) Customer subscribers, CSG and Customer agree to discuss Customer’s requirements and agree upon necessary additional fees for applicable capacity above *** ******* (**********) Customer subscribers.

2.	CSG PRODUCTS

I.	Call Center

Description of Item/Unit of Measure	Frequency	Fee
A.ACSR with ACSR Module of High Speed Data, Order Workflow, CIT and Third Party Software Installation (per ****** and/or ****************) (Note 1)	*** *******	***** ***** ** $****** per ****
B.ACSR Remote Server Configuration, Software Installation, and Testing (per ******)	*** *******	***** ***** ** $****** per ****
C.ACSR (Web-Enabled) Installation (per ****) (Note 2)	*** *******	***** ***** ** $****** per ****
D.ACSR (Web-Enabled) Facilities Management (per ****) (Note 3) (Note 4) (Note 5)	*********	$*****
E.11. CSG’s IP Gateway Solution
1.TCB Support Fee (per ********* **********)	*******	$******
2.Installation (per ****** ******) (Note 6)	*** *******	***** ***** ** $****** per ****
F.Third Party Communication Software for CIT (per ********** ****) (required for CIT) (Note 7)	*******	$******

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

Description of Item/Unit of Measure	Frequency	Fee
G.AOI API Maintenance (Note 8)	********	$**********
H.Custom DNIS AOI Solution
1.Custom DNIS AOI Solution	*** *******	***** ***** ** $****** per ****
2.Maintenance Services Custom DNIS AOI Solution (Note 9)	******	$*********
I.AOI TPV Interface Enhancement
1.Implementation, Set-up, Configuration and Testing	********	$*********
2.Maintenance (Note 10)	*******	$********

Note 1: Includes CSG’s standard installation services.

Note 2:  ACSR (web enabled) installation services fees shall be capped at $********* per ******** (per ******).

Note 3: CSG and Customer agree that as of the Execution Date of the Agreement, Customer is authorized to utilize up to *** ******** ***** ******* *********** (*****) ACSR® (Web-Enabled) licenses.  Therefore, CSG will invoice and Customer agrees to pay the Annual Facilities Management fees pursuant to section D of the table above in accordance with the Agreement.  In the event Customer requests additional ACSR® (Web-Enabled) licenses, the fees as set forth in section D of the table above shall apply.

Note 4: CSG will invoice and Customer agrees to pay the pro-rated amount of Annual ACSR (Web-Enabled) Facilities Management for the licenses provided in Note 3 above for the **** ******** **** in order to achieve a common ****** billing period of ***** * through ***** **.  Such amount will be based on a first ****** period through ***** **, **** and will be reflected on Customer’s ***** **** invoice less any amounts previously invoiced by CSG or paid by Customer applicable to such ***** ****** period.  Thereafter, Customer will be invoiced the Annual ACSR (Web-Enabled) Facilities Management as provided in section D of the above table, commencing on ***** *, **** (Section 5.3 Adjustment to Fees will apply).  In the event of a discrepancy between CSG’s invoice for the ***** ****** period identified herein and Customer’s calculations of such fees, the Parties agree to use good faith to promptly reconcile the discrepancy.

Note 5: Customer shall provide CSG with not less than ***** (**) **** prior written notice (email is sufficient), on a ********* basis (based upon the ********* invoicing period), in the event Customer desires to discontinue use of all or some of its then-current ACSR Web-Enabled licenses (e.g., if Customer wishes to discontinue use of the ACSR Web-Enabled licenses as of the quarterly period ending *** **, ****, Customer must provide notice to CSG not later than ***** **, ****).

Note 6: All installation services and associated fees shall be set forth in a mutually agreed upon Statement of Work.  Reimbursable Expenses are additional.  CSG agrees to waive the installation fee for a newly converted site that is installing CSG’s IP Gateway Solution in conjunction with ACSR.

Note 7: For clarification purposes, Third Party Communication Software for CIT shall not be subject to fee increases per third party vendor agreements; however, such fee shall be subject to Section 5.3 Adjustment to Fees of the Agreement.

Note 8: CSG will provide Customer maintenance and support of the AOI, with unlimited access to the AOI for use with third party vendor and applications for the fee provided in section G of the above table. In addition, such AOI maintenance fee shall include use of the ACSR client-side SDK toolset for adding widgets or business logic as extension to ACSR.  The ACSR client-side SDK is only available with the ACSR.NET and winforms stack.

Note 9: Includes up to ****** (**) ***** maintenance support, ********. After such ****** (**) ***** ****** maintenance support, Customer shall be billed on a time and materials basis for any additional support.

Note 10: Support will be limited to *** (**) ***** per *****.  Any ***** in excess of such *** (**) ***** per ***** requested by Customer shall be billed to Customer on a time and materials basis, as mutually agreed by the parties in a Statement of Work.

II.	Workforce Express

Description of Item/Unit of Measure	Frequency	Fee
A.CSG Workforce Express® (WFX) (Notes 1-5) (Note 8)
1.Workforce Express ******* Fee (per **********)	*******	$****
2.Integration and/or Installation Services (Note 6)	*** *******	*****
B.CSG Workforce Express GPS System Service via Gateway
1.GPS System Service via Gateway Support Fee (per ****) (Note 7)	*******	$****
C.WFX Penguin API (Note 9)
1.WFX Penguin API Enhancements (Note 10)	*** *******	*****
2.WFX Penguin API Support and Maintenance Fee	********	$********
D.Workforce Express Enterprise Interface
1.WFX Enterprise Interface implementation and integration to Customer's production and CTER environments (Note 11)	*** *******	*****
2.******* WFX Enterprise Interface Maintenance and Support Fee per each block of ********* WFX ************, per ***** (Note 12) (Note 13)	*******	$********

Note 1: Includes Workforce Express ********* *******, maintenance and facilities management fees.

Note 2: For billing purposes, one “Technician” is defined by each unique and active technician counted within the billing period; regardless of the frequency the technician uses the Product’s functionality.

Note 3: The parties agree that as WFX is deployed in each Region (as defined in that certain Statement of Work, entitled “Implement CSG Workforce Express® Fulfillment Centers to Customer's TWC Billing and TWC/BHN Non-Billing WFX Regions” (CSG document no. 4115401) (the “WFX SOW”)) upon the first Technician reported as active in support of services to Customer for its TWC Subscribers and its Non-ACP Subscribers, CSG shall commence invoicing, and Customer shall pay, the Workforce Express Monthly Fee for all active Technicians in the respective Region, including Technicians currently active in support of services to Customer’s Connected Subscribers.  This process shall be repeated for all Regions as they are deployed.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

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Note 4: Notwithstanding the foregoing, effective as of **** *, ****, CSG shall have the right to begin invoicing for all active Technicians in all Regions, regardless of the status of deployment in each or any of the Regions pursuant to the WFX SOW.

Note 5: For clarification purposes, the parties agree upon completion of deployment of WFX in all Regions, the Workforce Express Monthly Fee shall be applicable (i.e., invoiced by CSG and paid by Customer) for all of Customer’s Technicians in all Regions pursuant to Note 2 above for the remaining Term of the Agreement.

Note 6: All Integration and/or Installation Services for Workforce Express and the associated fees shall be set forth in the WFX SOW.  Reimbursable Expenses are additional.

Note 7: ******* Fees per **** are applicable as of the ***** *** of the ***** ***** during which Customer’s GPS Vendor transmits GPS data to WFX over the GPS Vendor’s Interface, regardless of what *** of the ***** such traffic begins transmitting.  Thereafter, ******* Fees per unit will be applicable for any ***** during which Customer’s GPS Vendor transmits GPS data for such unit to WFX over the GPS Vendor’s Interface, regardless of what *** of the ***** such traffic begins transmitting.

Note 8:  Customer agrees to use WFX as the exclusive workforce management system to service Customer’s Connected Subscribers, TWC Subscribers and Non-ACP Subscribers for the Term of the Agreement.

Note 9: The WFX Penguin API will support Customer's Connected Subscribers and Non-ACP Subscribers.

Note 10: In the event Customer requests additional development and implementation services for the WFX Penguin API, such additional services and associated fees shall be set forth in a mutually agreed upon Statement of Work.  Reimbursable expenses are additional.

Note 11: WFX Enterprise Interface implementation and integration services will be provided pursuant to WFX Enterprise  Interface Statements of Works for the WFX Interface transactions identified in each applicable WFX Enterprise Interface Statement of Work.  Transactions generated as a result of implementation of any such WFX Enterprise Interface Statement of Work shall count towards the block of per ***** WFX ************ identified in section D.2 of the table above.

Note 12: The ******* WFX Enterprise Interface Maintenance and Support Fee is intended to be incremental.  For example, if Customer had a *********** volume of ********* WFX ************ in the current billing *****, the ******* WFX Enterprise Interface Maintenance and Support Fee for all ********* would be $********; if Customer had a *********** volume of ********* WFX ************ in the current billing *****, the ******* WFX Enterprise Interface Maintenance and Support Fee for all ********* would be $********.

Note 13:  The Monthly WFX Enterprise Interface Maintenance and Support Fee shall apply to WFX Enterprise Interface ************ in Customer's production and CTER environments.

3.	REQUIRED THIRD PARTY SOFTWARE THAT MAY BE PROCURED THROUGH CSG

All third party fees are subject to change per third party vendor agreements upon ** **** prior written notice to Customer and will be provided to Customer at CSG’s then current price.  Other third party software may be required for Telephony depending on customer’s interface requirements for E911, CARE, etc.

4.	DATA COMMUNICATIONS SERVICES

I.	Direct Connect into the CSG’s Data Center

If Customer chooses to do a direct connect into the CSG’s data center, there are charges associated with this connection.  CSG has equipment in place to isolate Customer from other CSG customers and to provide a firewall to the mainframe services CSG offers.

Customer is responsible for its own circuit(s) into the facility as well as any equipment associated with that circuit, including the DSU(s) and router(s).  CSG will provide a "subnet" into CSG’s Cisco router equipment.  Mainframe services are provided through CSG’s router equipment. The fees associated with this connectivity are as follows:

Description of Item/Unit of Measure	Frequency	Fee
A.Direct Connect Installation Fee	*** *******	*****
B.Direct Connect ******* Support Fee	*******	** ******
C.Optional – Network Circuit Access to BCP Recovery Data Center ******* Fee	*** *******	*****
D.Optional – BCP Recovery Data Center ******* Rack Space Fee	*** *******	*****

•	All direct connections must be reviewed and approved by a CSG Engineer.
•

Notwithstanding anything in this Schedule F to the contrary, CSG will not charge Customer any fees or expenses in connection with the relocation of its data center.  Each party agrees to cooperate reasonably and in good faith with the other party with respect to such relocation, all of the expenses of which will be borne by CSG, including, without limitation, expenses of Customer relating to the termination, installation, and delivery of telecommunications facilities connecting Customer with CSG and the move of any equipment hosted by, or co-located with, CSG.

CSG Direct Connect Services Include:

1.	***** **** and ***** **** Routers
•	CSG's access to the mainframe services
•	Redundant power supplies

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

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•	Configured for "Hot Standby" to provide redundancy and reliability
•	Covered by ***** on a 7/24 maintenance agreement
•	Includes base unit
•	Includes the cards necessary to supply the ports for our customers

2.	Managed Hubs
•	Necessary to provide a "subnet" for each customer on a private dedicated segment of the routers

3.	Cabinets
•	Provide the necessary rack space to "cleanly" mount all equipment

4.	Facility Floor Space
•	A temperature controlled, UPSd facility for all customer equipment

5.	Mainframe TIC Connection
•	CSG pays a cost associated with our connection to the mainframe

6.	Remote Monitoring
•	Tools to monitor the ***** routers, ***** **** subnets, and ******** subnets
•	Tools to page an on-call engineer when a threshold has been exceeded
•	Tools to do packet level analysis
•	Tools to perform utilization/trending analysis

7.	Network Engineer
•	To support CSG's direct connect equipment
•	Does NOT provide coverage for the customer's equipment

The fees listed above are subject to change upon notice.  Customer will incur order processing and telco expenses for any order cancelled.

II.	Upgrade to Direct Connection (Note 4)

Description of Item/Unit of Measure	Frequency	Fee
A.Upgrade to Direct Connection (Note 1) (Note 2) (Note 3)
1.Installation Fee	********	*****
2.Maintenance and Support Fee	********	$**********

Note 1: Direct Connects must be reviewed and approved by a CSG engineer.

Note 2: In the event Customer requests additional Installation services, such services and the associated fees shall be set forth in a mutually agreed upon Statement of Work.  Reimbursable Expenses are additional.

Note 3: Customer is responsible for connectivity to the CSG disaster recovery facility.  CSG agrees to provide reasonable assistance as requested by Customer which shall not exceed ****** (**) *****.

Note 4: Upgrade of Customer’s DS-3 direct connection with *** (*) *** (**) ******** circuits in Customer’s designated location.

III.	Other Circuits

Description of Item/Unit of Measure	Frequency	Fee
A.T-1 (1.544 MBPS) Primary Circuit (per *******) (Note 1)
1.Installation (Note 2)	*** *******	*****
2.******* Maintenance	*******	$********
B.T-1 (1.544 MBPS) Backup Circuit (per *******) (Note 1)
1.Installation (Note 2)	*** *******	*****
2.******* Maintenance	*******	$********

Note 1:  Customer agrees to maintain a dedicated telephone (POTS line) connected at all times to each of CSG's then-current certified provider's managed router device related to the AVPN circuits; failure to do so at any time and/or for any reason will result in additional fees to Customer.

Note 2: If Customer requires installation outside the hours of **** a.m. and **** p.m. Central Time, Monday through Friday, Customer shall pay an off-hours surcharge of $****** per *******.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

IV.	Network Services – Timelines and Pricing

Type of Service	Number of Work Days (Monday through Friday, excluding holidays)	Fees
1.AVPN Circuit Installations	T1 ** **** DS3 ** **** Ethernet ****** **** (for circuits in the US & Canada only)	Pursuant to the Installation and the Monthly Charges (each, per *******) referenced in the table above
2.Circuit expedites	CSG is unable to guarantee expedite circuit installation dates as such dates are determined by the circuit provider	$******** (plus Installation Charge and ******* Charge)
3.Disconnect circuit (cannot be expedited)	** ****	$******
4.Expedite processing fee (applicable for each of the services listed below):		$****** (per *****)
5.Access Changes (Region Change, Group ID Change, Sys/Prin Add/Delete)	** ******** ****	$****** (per ****** ******)
6.Add IP Server/PU/Pool	** ******** ****	$******
7.Change/Move IP Server/PU/Pool	** ******** ****	$******
8.Delete IP Server/PU/Pool	** ******** ****	** ******
9.Add Ports/TCBs for terminals, printers, PCs and additional sessions	** ******** ****	$******
10.Change Ports/TCBs	** ******** ****	$******
11.Delete Ports/TCBs	** ******** ****	** ******

5.	EQUIPMENT INSTALLATION/TECHNICAL AND ENGINEERING SUPPORT SERVICES

I.	Equipment Installation Outside of Normal Work Hours

Technicians are available for over-the-phone equipment installation during the hours of **** AM and **** PM CST Monday through Friday at no additional charge to the Customer. If a Customer prefers to have a device installed outside the established work hours, on a weekend, or a holiday, the Customer will be billed at a rate of $****** per **** (minimum of * ****) for technical assistance.

II.	Technical and Engineering Support Services

CSG charges for consulting services, non-standard installation services and technical assistance on Customer owned/leased equipment or Customer local/wide area networks:

1)  Technical onsite visit is $****** per **** (minimum of $******** per ***) plus reimbursable expenses

2)  Technical support services via phone is $****** per **** (minimum of * ****)

3)  Engineering onsite visit is $****** per **** (minimum of $******** per ***) plus reimbursable expenses

4)  Engineering support services via phone is $****** per **** (minimum of * ****)

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

SCHEDULE G

STANDARD IMPLEMENTATION AND CONVERSION SERVICES

1)	Manual Conversions.

a)

Definition:   A Manual Conversion shall mean the manual insertion of data directly into CSG’s Products or Services using the user interface of the Product or Service that leverages all configured system edits.

b)

Services Received:  Customer will be responsible for all manual data entry and for CSG and Customer system configurations.  CSG will provide the following services to assist Customer with the Manual Conversion:

i)	Assistance and direction with the CSG and Customer system configurations

ii)	Manual data entry instructions and procedures

iii)	Total of *** (*) ***** in any mix of standard courses offered at a CSG training facility

iv)	*** (*) **** of class materials

v)

Provision of a training system, subject to the terms and parameters provided in the Agreement, to provide “hands on” training during pre-production (de-accessed within ***** (**) **** following start date).  The training system shall have ACP, ACSR® and ACPV functionality

c)	Additional Services Available: CSG will make available the following database services for the Technical Services fees set forth in Schedule F:

i)	Programmatic load of house data

ii)	Programmatic load of equipment data

2)	Programmatic Conversions/Migration.
a)

Definition:  A Programmatic Conversion shall mean the process in which Customer delivers approved data extract files from the non-CSG billing platform (“OBP”) to CSG for data transformation and load into CSG’s Products and Services following a standardized methodology that will include the following phases of work (defined below):

i)

Plan and Define:  The Plan and Define phase of work allows CSG and Customer to develop a mutual understanding of the OBP processor data, configuration and business needs for alignment with CSG’s Products and Services and to outline configuration and mapping specifications for any single migration.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

ii)

Build: The Build phase allows CSG to construct the conversion and migration tools necessary, for each applicable system, within CSG’s respective portfolio of Products and Services.  Work and operational support performed by Customer to construct and deploy conversion and migration tools necessary to support Customer’s portfolio of products and services are outside the scope of this Schedule G.

iii)

Migration Test:  The Migration Test phase allows Customer to evaluate the conversion and migration results in Customer accessible ACP transaction processing environments.  Work to test Customer’s portfolio of products and services are outside of the scope of CSG’s service offerings.

iv)

Deploy and Sustain: The Deploy and Sustain phase of work allows the merger and deployment of transformed data from the OBP processor into production on CSG’s system for Customer's use.  This phase also supports Customer’s use through the initial month-end close following the migration before full turnover to CSG’s operations and support teams.

b)

Services Received:  Customer will receive the following key services in each phase of work defined above.  A detailed listing of mutual responsibilities and accountabilities will be agreed by CSG and Customer in a separate Statement of Work prior to commencing any programmatic conversion.

i)	Plan and Define Phase:
(1)	CSG coordination with Customer for the receipt of extracted OBP processor data.
(2)	CSG identification of teams, project planning assumptions, project plans, and other project artifacts
(3)	CSG identification of functional gaps and the provision of a plan to address identified gaps
(4)	CSG provision of standards of processing, configuration and statement presentation
(5)	CSG identification and planning to support all interface connectivity between Customer and CSG
(6)

CSG review of Customer’s current products, services, and configuration standards, system structures identified in the OBP against deployed CSG Products, Services and interfaces that will need to be used

(7)	CSG identification and planning support of all ancillary CSG offerings deployed per a mutually agreed upon Statement of Work ("SOW")

ii)	Build Phase:
(1)

CSG conversion and migration tool construction necessary for the conversion of OBP platforms to the CSG ACP platform, the ACSR® platform and any Products and Services included in the Product and Service Schedules of the Agreement, (e.g., Precision eCare®, CSG Workforce Express®, Mail Trace), excluding CSG Ascendon

(2)	CSG support of Customer requests for information to ensure interconnectivity between Customer’s and CSG’s Products and Services
(3)	CSG support to Customer for encoding parameters in CSG’s host systems, including configuration of all UDF, CTD and 9XX parameters

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

(4)	CSG delivery and review of sample statement output, data and reports from interim testing
(5)

CSG support for Customer’s construction of a Manual Backlog Entry process for items not automated by Customer or CSG.  For purposes of this Schedule, Manual Backlog Entry shall mean the entry by Customer's personnel of Subscriber details, order, equipment or other instance data into CSG’s Products and Services

(6)	CSG’s ancillary offerings per the terms of any duly executed SOW

iii)	Migration Test Phase:
(1)	CSG to load of converted data into the test environments
(2)	CSG to deliver and review the sample statement output, data and reports from the test loads with Customer's OBP data (Customer is accountable for data cleansing of OBP data prior to final conversion)
(3)	CSG to provide support for Customer's balancing activities, transaction entry, system use and Customer's development of methods and procedures surrounding the conversion
(4)	CSG to perform pre-testing of CSG’s ancillary offerings as applicable to the Customer’s pre-testing environments

iv)	Deploy and Sustain Phase
(1)	CSG to load converted data into CSG production environments
(2)	CSG to assist Customer with balancing, audit and manual backlog processes performed by Customer personnel
(3)	CSG to provide go/live support of Customer personnel
(4)

CSG’s to execute the automated backlog processes developed by CSG (For purposes of this Schedule, Automated Backlog shall mean the execution of scripts or programs to enter subscriber details, order, equipment or other instance of data into CSG’s Products and Services)

(5)	CSG to enable and initialize for processing all interfaces and CSG’s ancillary offerings to deployed Customer’s portfolio of products and services, Customer edge systems, and third party providers
(6)	CSG and Customer to work collaboratively to define the incident management process as part of the project
(7)	CSG to generate statements
(8)	CSG and Customer to agree on the entrance criteria to provide standard production support.
(9)	CSG to provide support for Customer's first month-end
c)	Additional Services Available: CSG will offer the following services for the Technical Services fees set forth in Schedule F:
i)	Education and Documentation
(1)	Electronic copy of all class materials for use by Customer

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

(2)

Access to a training system to provide “hands on” training during pre-production for Products identified in a separately executed SOW.   The training system environment will be disabled within ***** (**) **** following conversion date.

(3)	Total number of participants provided in any mix of classes offered at a CSG training facility, based on the subscriber count for the number of subscribers to be converted:
(a)	**** (*) ***** for subscriber count less than ******
(b)	*** (*) ***** for subscriber count of ****** - ******
(c)	***** (*) ***** for subscriber count of ****** - ******
(d)	*** (**) ***** for subscriber count greater than ******
(4)	Total Customer participation in any single class shall not exceed ******** (**) participants.

ii)	Product Installation. The following Product and Services installation services are provided for the Technical Services fees set forth in Schedule F and apply to production and test environments:
(1)

For all CSG Products and Services being launched in Customer's production environments per Schedule F of the Agreement, and in addition to the conversion services detailed above, Customer shall receive Product and Service installation support which includes the following:

(a)	CSG assigned project manager and product implementation analyst (shared resources)
(b)	CSG Business Analyst support
(c)	CSG Interface Analyst support
(d)	CSG engineering and field services support for the planning and Customer deployment of the ACSR infrastructure
(2)	For CSG’s Vantage decision support system
(a)	CSG shall provide the initial load of the CSG Vantage database
(b)	CSG shall provide phone support for installation of software
(c)

Standard CSG Vantage training for up to ***** (*) ******, as space permits.  Such training is valid for up to ***** (*) ****** from date of the initial Vantage database load and software installation.  CSG Vantage documentation is provided during classroom instruction.

d)	Services Not Included: The following services are not included in the above packages, and may be provided by CSG for additional fees pursuant to a duly executed SOW:
i.	Additional workstation installation
ii.	Printer installation
iii.	Network interface cards/devices
iv.	Data cleansing within the OBP in readiness for the Conversion
v.	Circuit installation
vi.	Remote site engineering services
vii.	Definition and implementation of all billing and financial management parameters
viii.	Custom report design and development
ix.	Operational system requirements and implementation
x.	Data cleansing after the production merge.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

xi.	Certifying non-certified hardware/software environments
xii.	Troubleshooting existing hardware/software environments (***** **** ** **** *** ********** ************)
xiii.	On-site support as may be requested by Customer
xiv.	Query development
xv.	Additional training services
xvi.	Vantage documentation when it is provided outside of classroom instruction
xvii.	Build out of CSG’s products and services in Customer’s pre-release test environment (pursuant to a separate Statement of Work)

CSG is not required to provide conversion services not provided in this Schedule G unless pursuant to a Statement of Work for additional fees negotiated by the parties.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

SCHEDULE H

SERVICE LEVEL AGREEMENT (Schedule H of the Revised Master Services Agreement) Between Charter Communications Holding Company, LLC and CSG Systems Inc.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

CONTENTS PAGE

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

EXHIBITS
Exhibit H.1	The Services
Exhibit H.2	Software
Exhibit H.3	Custom Software
Exhibit H.4	Intentionally Omitted
Exhibit H.5	Service Levels
Exhibit H.6	Intentionally Omitted
Exhibit H.7	Change Management Procedures
Exhibit H.8	Service Level Reporting and Reviews
Exhibit H.9	Support and Service Desk Services
Exhibit H.10	Problem Escalation & Resolution
Exhibit H.11	Recovery Services

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

INTRODUCTION

1.1	Purpose and Objectives

This Service Level Agreement (“SLA”) provides service level terms and conditions under which CSG will provide the Services to Customer.  The objective is to provide a basis and framework for the delivery of high quality services that meet or exceed the needs of Customer.  All capitalized terms shall have the meaning set forth in Schedule A of the Agreement.

SCOPE OF WORK

2.1  Services

The SLA requirements and related services to be delivered by CSG to Customer under this Exhibit, including the primary features and performance of the Services to be measured and tracked, are listed, described and specified in Exhibit H.1

2.2  Software and Custom Software

The Software and Custom Software used in the delivery of the Services are listed, described and specified in Exhibit H.2 and Exhibit H.3, respectively.

2.3 [Intentionally Omitted]

2.4 Service Availability, Business Continuity and Recovery Services

The target availability, operational reliability, and response times of the Services are as specified in Exhibit H.5.  Policies, responsibilities, and other terms and conditions related to recovery services shall be developed by the Parties as specified in Exhibit H.11

2.5 [Intentionally omitted]

2.6 Changes to SLA

Either Party may propose changes to the scope, nature or time schedule of the SLAs provided under this Schedule.  The Parties may mutually agree to any proposed changes, including adjustments to fees and expenses as a result of any changes to the Services. All changes are to be subject to the Change Control Procedures included in Exhibit H.7 and must be approved in writing by both Parties.

2.7 Customer Delays to SLA

CSG will be excused from meeting specified service level commitments if CSG is prevented from performing the associated Services for any reasons beyond the reasonable control of CSG which are caused by Customer.

PERFORMANCE, TRACKING AND REPORTING

3.1 Key Personnel Changes

CSG will notify Customer in advance of changes to any Key Personnel that could negatively affect the timely delivery of the Services to Customer.  Customer may request that Key Personnel and other personnel be changed and CSG will agree to discuss request with Customer to determine appropriate action.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

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3.2 How Each Service will be Monitored

The performance of certain Services will be monitored. The methodology to be used in each case is outlined in Exhibit H.1.

3.3 Benchmarks, Targets and Metrics to be Utilized

The benchmarks, targets and metrics to be used in the measurement of service levels are defined in Exhibit H.1.

3.4 Service Level Reporting

Reports on actual service levels achieved will be provided to Customer on a recurring basis, as specified in Exhibit H.8. Such reports will cover each Service Component delivered and the performance achieved compared with the target.  Incidents and Problems will be categorized by severity and reported upon to allow the determination of mean time between failure notification and point at which performance metrics described in Table 4.4, are re-attained.

3.5 Service Review Meetings

Management Performance Review Meetings will be held on a quarterly basis at Customer’s offices, and as otherwise specified in Exhibit H.8.

INCIDENT/PROBLEM MANAGEMENT

4.1 Support and Service Desk Services

Subject to Customer’s use of maintained releases in the Production Environment, CSG will provide ongoing assistance to Customer to support the Services, including without limitation, regular maintenance. This will include comprehensive Service Desk facilities and headcount.  The Service Desk and headcount services are defined in Exhibit H.9.

4.2 Severity Definition

The Severity (which is the equivalent to CSG’s Priority) definitions in Table 4.3 will apply beginning on the first day of the first full month following the Effective Date, provided that open ticket Incidents initiated under the Consolidated Agreement shall be handled.  Reasonable workarounds may be used to temporarily relieve some of the impact of ***************** * and ***************** * Incidents, and an Incident, through the use of workarounds or root cause correction, may fall and/or rise in Severity per mutual agreement of the Parties (opening a new Incident ticket for each Severity/Priority level) until the Incident is fully resolved and the final related Incident ticket is closed.  For ***************** * and ***************** * Incidents, workarounds shall not be considered permanent solutions and CSG shall use commercially reasonable efforts to identify and correct the root cause of the Incident using Incident and Problem management techniques and other reasonable methods.

Customer and CSG shall mutually prioritize Incidents in the event that there are simultaneous Incidents in the same Severity/Priority category in order to focus resolution efforts in a manner mutually determined by the Parties.  This manual prioritization will be coordinated by the SBU with Customer personnel and captured and acted upon as required. Severity/Priority will be defined based on the table below.  Customer will have the right to challenge the designation based on the below criteria.

If the Customer is experiencing **** ******* ******** **** ******* or ***** *********** ******** **** ******* ********* * ******* and such ******* ** ************* ********* ********** ******* **

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

*** *** ** ********** ************, the Customer’s Senior Vice President of Customer Operations or Senior Vice President of I.T. may escalate the issue and request a ******** * incident be opened by placing a call to the V.P. of CSG’s strategic business unit.

4.3 Production Severity Definitions

Table 4.3

Severity	Production
Severity 1

** ******** **** ****** ********** ******** ** ** *********** **** ** *********** ******** ********** ************ ****** *** ******** *** ******* ********** ******* ** ******* ******  *** **** *********** ******* ** ******** * **********  ******* ******** * ********* ******** *** *** *** ******* *** ****** ***** ***** ***** ***** *** *** **** ********* ***** ************** ********* ***** *** ********* ** ****** ** ***** **** *******

Severity 2

** ******** **** ****** ********** ******** ** ** ************ *** ***** ** * *********** ******** ********** ************ ***** **** ** ** ******* ******* ** ******** * ********* ******** ** ********* ** *** *********  ** *** ******** ** ******** ** *** ********* ***** **** ** ** ******* ****** *********** (**) ******  ********  ******** * ********* ******** *** *** *** ******* *** *** ********* ** ******* **** ************************* **** ***** ******** **** ***** ******** ** ********** ********

Severity 3

*** ***** ************ **********  ***** **** ** ** ******* ******* ** ******** * ********* ******** ** ********** *** ******** ** ******  ** *** ******** ** ******** ** *** ******** ** ****** ***** **** ** ** ******** ****** ** ********* ** ****** ****** *********** (**) ******

4.4 Support Target Response Times

Table 4.4 sets forth the minimum obligations of CSG with regard to Initial Status Target Time (“ISTT”), Status Interval, Target Time to Repair (“TTR”) and Mean Time to Repair (“MTTR”).  Actual performance shall be measured over each calendar month.

Table 4.4

Problem Category	ISTT*	Status Interval	TTR**	Target MTTR***
Severity 1	*** (**) ******** *** *****	***** *** (*) ***** ***** ****	****** **** (**) ***** ***** ******	****** (**) ***** ***** ******
Severity 2	*** (*) ***** *** *****	***** **** (*) ***** ***** ****	******** (**) **** ***** ******	*** (**) **** ***** ******
Severity 3	*** (*) ******** ****	***** **** (*) ******** **** ***** ****	****** (**) **** ***** ******	****** (**) **** ***** ******

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

* **** ******** * ************ ** *** ******* ************ ****** ** ******** ******** ** ************ ** ******** *** ***************** ******** ** *** ******** ** *** **** ** **** ** **** *** *** *********  * ******** ****** ***** ** ***** ** ******** ****** *** ******* **** ** *** ******** ** ****** ** **** *****

***** ****** **** ** ****** ****** *** ****** ** ****** ********* ******* ****** ******* **** ******** *** ******** *** ******** (** *** ** ***** ** *** ********) *** **** *** ******** ** *********

****** ****** **** *** * ********** ***** ** *** ******* ****** *** ********* ** * ********** ******** ***** ** **** ***** ** *** ****** ** ****** ********* ******* ****** ******* **** ******** *** ******** *** ******** (** *** ** ***** ** *** ********) *** **** *** ******** ** *********

*** ******* ** *** ** **** * ********* *** ******* ***** (*****) ****** * ***** ** ***** ******** ******* ** **% *** ***** ********* ** *** ******** *** **** **** ******* **** *** ***** ** ******** * ********** **** *** ***** ******** *** *** ********** ***** ***** **** *** ********** ****** *** ***** ****** *** **** *** *** **** ******

4.5 Remedies

For **** ***** **** *** ***** ** **** *** ************ *** **** *** ******** * *********, it shall *** ** ***** ** *** ****** ** ***** ** ********* ******** ** ** ********* *** *** ******* ** ******** **** ** ****** ** *** ********** ****, pursuant to Section 3.2 of the Agreement.  The foregoing remedy shall *** ****** *** ******** ** ***** ******* (***) ***** ******** ** *** ****** ** ***** *** ***** in Section 3.2 of the Agreement.

Nothing in this Schedule H will be deemed to limit or restrict the ability of Customer to exercise its rights and remedies, whether at law or in equity, with respect to any material breach of the Agreement by CSG.

4.6 Support Process Overview

Designated Customer contacts will be trained on the support process by CSG.   The training will cover how to report an Incident to CSG, what information needs to be provided, how the Incident will be initially investigated and resolved, and how to use the Service Desk and its Extranet.

4.7 Customer Responsibilities

When reporting a Problem to CSG, Customer should provide as much requested information as is known at that time.  Customer’s designated CSG contact familiar with the Incident must be the contact to work with CSG in the investigation and resolution of the Problem.  Expectations include:

•	an example, including screen shots and step by step actions taken prior to contacting CSG
•	impacts to Customer’s business and/or subscribers
•	a reasonable level of responsiveness to CSG’s reasonable request for additional information
•	timely transmittal of available information and documentation of the Incident
•	timely review of the work performed by CSG
•	access to other Customer personnel as needed to investigate the Incident

Once an Incident has been reported to CSG, the CSG Service Desk will acknowledge the receipt of the ticket and will review the ticket for completeness.  If additional, material information is reasonably required for the support team to begin investigation, the ticket will be placed in a HOLD status and Customer will be immediately asked to provide such information.

The service level agreement for resolution of an Incident begins when Customer reports the Incident. If the ticket is placed in HOLD status per the immediately preceding paragraph, the service level agreement “clock” will stop temporarily, and will then continue when CSG obtains the information requested or such information becomes unnecessary to resolve the Incident.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

4.8 How to Report an Incident

For ******** * and * *********:

•	**** *** *** ******* **** ** ****** *** ********

For ******** * *********:

•	**** *** *** ******* **** or **** * ******* ****** *** *** ******* **** *******

4.9 Hours of Support

******** *	***** ********* ******** ********
******** *	*** ******* **** * *** ******* ***** ****** ******* ******* ********* ******** ********* ******* *** ***** **** ****** ************ ****** ***** **** ******** ********* ** ******* ******** * *********
******** *	*** ******* **** * *** ******* ***** ****** ******* ******* ********* ******** ********

Excluded National Holidays:

Support for ******** *** ********* is not available on the following National Holidays recognized by CSG:

➢	New Year’s Day
➢	Memorial Day
➢	Labor Day
➢	Fourth of July
➢	Thanksgiving Day
➢	Day after Thanksgiving
➢	Christmas Day

4.10 Status Reports

Refer to Exhibit H.8 for status reporting requirements.

4.11 Release Management

CSG will publish an ongoing software release plan to Customer from time to time.

EXHIBIT H.1 – THE SERVICES

CSG and Customer shall work in good faith to modify and amend this Exhibit to incorporate future changes to the Software as they occur (e.g., incorporation of CSG Vantage Plus® functionality).  CSG will operate its platform to provide Customer with the services, as described below:

Composition of The Services and Responsibility for Delivery

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

CSG has the responsibility to create and operate the platform along with additional services as described below, in providing the Services to Customer.

Data Processing Services

System Access.  Except as otherwise provided in this Exhibit, Customer shall have access to all purchased or generally released features and functionality of the CSG system operating in the Production Environment.  CSG will maintain its system and its components, individually and collectively, as required for Customer to use the CSG system’s functionality within the Service Levels specified in Exhibit H.5.

Nightly Processing.  Based on System User Data File parameters set by Customer, CSG will initiate routines within the CSG system to update files for transactions and information entered into and deleted from the CSG system by Customer as part of Customer’s daily system activity.  The outputs of such nightly processing are specific reports that are generated for use by Customer.  Nightly processing reports will be maintained on-line based on the System User Data File parameters set by Customer within the limitations of the system.

Month End Processing.  CSG shall execute routines within its system to process reports and update files for transactions and information entered into and deleted from the system by Customer during each month (“Month End Processing”). Reference where detailed descriptions of the Month End routines and reports are in CSG Documentation.  Month end reports generated will be maintained on-line based on the System User Data File parameters set by Customer within the limitations of the CSG system.

File Purges.  CSG will maintain on-line information (customer records, etc.) based on the System User Data File parameters set by Customer within the limitations of the CSG system at the time the parameter is set.  These limitations are identified in our on-line documentation that is available on the CSG support site (my.csgsupport.com).

Environments

CSG will provide up to *** ******* ************* ***************** *** ******** ********** (“************** ************”).  Each ************** *********** **** ** ******* ** ***** ***********. CSG will also provide Customer with *** ******* ********** **** ************ – *** **** ***** ******* *** *** *******.  These ************** ************ run the ******* ******* ** ********** **** and allow ******** ** **** *** ************* available in ********** ***** ** ********* **** *********.  CSG will also provide Customer with a ******* *********** *********** **** ***** *******.  This environment allows ******** ** ******** ******* *** ******* ************* ****** **** ***** ** ************ ** ****** ************* ******* **** *** ********** ****** ***** ********.  Live interface connections and third party communication links will not be available for testing or training environments. If Customer requests environments in excess of the above requirements, CSG reserves the right to collect additional fees to be used for the incremental hardware/infrastructure that may be needed to support the additional environments.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

User Profiles

Customer will be responsible for adding, changing, and deleting Customer user access IDs (“User Profiles”) for the CCS/ACP environment and regulating the authority of Customer’s users to access functionality within the CCS/ACP System.  CSG will provide up to ********* user profiles for Customer’s production and Test/Training Environments listed in 3 above.

Billing Cycle Limit

The number of Billing Cycles will be limited to ************ (**) ******* ****** per ****** *********.

Reports

Standard Reports.  The standard reports (RMS reports), as described in the Software Documentation and as are updated from time to time, will be maintained on-line based on the System User Data File parameters set by Customer within the limitations of the CSG system at the time the parameter is set.  In addition to the online access, these reports are archived to a CD/DVD medium for future reference.  These CD-ROMs are sent to Customer on a pre-determined basis (currently monthly).

Ad-hoc Query Tool.  An ad-hoc query tool (Vantage) is provided for the generation of ad hoc reports.  Fields available for ad-hoc queries are documented in the Vantage user guide available on the CSG Extranet (my.csgsupport.com).

Prudent Access to Reports.  CSG provides Customer with the ability to view standard and ad hoc reporting at any time except during maintenance windows.  These maintenance windows are timed to provide Customer with the least impact to their day to day operations.  These maintenance windows are scheduled at a standard weekly time – unless emergency maintenance must be performed.  In the case of emergency maintenance, Customer will be notified via communication through the Strategic Business Unit and via my.csgsupport.com subscription services.  CSG will notify Customer within *** * ***** if the CCS/ACP maintenance window will be extended beyond the **** **** ** ***.

Custom or Customer Software Enhancement Request Report.  CSG will provide a ******* status report to Customer detailing each request for enhancements to the Software, i.e., requests for Custom Software, originated by Customer.  Information for each enhancement will include tasks completed since last report, new Incidents since last report, estimated completion date, and estimated total cost.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

EXHIBIT H.2 – SOFTWARE

CSG will utilize the Products as described within the Agreement, as part of the platform which CSG will use to provide Customer with the Services.  During the Term, Customer may decide to migrate to Services that are enabled by a more advanced version of the Products.

Open Architecture

CSG will provide access to Products through open architectures.  Open Architecture consists of a continuum of the following:

•	Published services (from an Enterprise Service Bus perspective);
•	APIs (Application Programming Interfaces) around which services can be built;
•	Data structures or XML schema which promote data interchange.

CSG established and manages CSG APIs via the following principles.  CSG will work to establish best practices as appropriate for CSG and all CSG customers.

•

Services, APIs, or XML schema will be maintained based on the documented backward compatibility policy.  This backward compatibility policy will be updated as necessary and will be maintained on the CSG support extranet (my.csgsupport.com)

•	Strict adherence to the Change and Release management protocol set forth in Exhibit H.7 must be undertaken by both Parties to support evolution of these components
•	Guaranteed support intervals must be provided
•	Current services, APIs, or XML schema must be fully documented and supported by CSG
•	CSG is not supporting Customer’s application, but rather the published behavior of the open component
•	Operating constraints must be disclosed if they are known

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

EXHIBIT H.3 – CUSTOM SOFTWARE

Reserved for future reference.  This item is addressed in the Agreement in Section 3.2.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

EXHIBIT H.4

Intentionally Omitted

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

EXHIBIT H.5 – SERVICE LEVELS

***** * ***** ***** *** ******* ******* ****** *** **** ** *** *********   *** ******* ****** *** ******** ******* ****** ********* ***** *** ***** **** ***** ** ********** ***********(*)*  *** ******** ** **** ******* **** *** **** ************* ***** ***** ** ******* ** **** **** *********** ** ********* ** *** *** *** ********** ******* ** ************

****** ********** ******* ***** *** ****** ** **** ******* *** ***** ******* ** **** ******* ***** ****** ******  *** ******** *** ********* ***** ***** ********** ****** ** **** ** ** – **** ** ***  *** ***** *** ******* ********* ********* *********** ****** *** ***** ********** ****** *** *** ********** ************ ********* ******** **** **** ********** ***** *** ******** *** **** ********** ********** ****** ** ** ******* ** ** ******** ***** ***** ** ********** ** ****** ****** *****

******* ************

******* ************ * (***** ***** ********* * ****** ****** *****) * (***** ***** *********)

***** ***** ********* ****** *** ***** ***** ****** *** ***** **** ***** **** ********* *********** *** ******** ********* ****** ** * *********** ****** *** *** ********** ******* ** *** ***** ** ***** **  *********** *** ******* **** ******** ** ***** ******** ******* *** ******* ********* ** ***** ********* ****** ******* *** ********* ****** ******* ********* *** ** ********* ******** ******** ********* *** ********* **** ****** ***** ******** ****

****** ****** ***** ****** ***** ***** *** ****** ****** ********** ******** *** *** ********* *** **** ****** *** ********* *********** ****** *** ********** *********** ****** ** *********** ********* ** *********

******* ************ *********** *** **** ** ********

****** *********** **** ** ***** *** **** ******* ** *** **** ************ ** ************ ********

******* ***** ******** ** *** ***** ** **** *** ******* ***** *** ***** ** ******* *** ***** * *** ******* ****** ** ** ** ** ** ** ** ** *** *** *** ** ** ** **** ****** *** ***** ******* * ****** ******* ********** **** ******* ******* (******** ***** *******)*  *** ******* ***** ****** *** *** ***** ********** ** * ****** ******* ***** ***** ** $*******  ******* ** *** **** ******* ***** ** *** ***** ****** * ****** ** *** (*) *********** ****** **** *** **** ** *** ***** ****** ******* ***** ***** ****** ** * ******* ***** ****** ***** ** *** ******* ** $****** *** *** ****** ** ****** *** ****** **** ******* ***** ****** *** *********** ********* **** ******* (*** ********* *******)*  *** ******** ** *** ***** ** **** *** **** ******* ***** ** ******** ***** *** ***** *** ******* ******* ***** ******* ***** ** $******* $******* *** $******** *************  *** ********* ****** ***** ** ******* ** **** ******* (*%) ** ***** ****** ****** *** **** *** (********* ******** ****)* ********* **** ******* ******* (***** *******)*  ** *** ***** ** **** *** ******* ***** *** ***** ** ******* *** ***** * *** ******* ***** ** *** ***** ******* * ****** ******* ********** **** ******* ******* ** *** ****** ** $*******  ** *** ***** ** **** *** ******* ***** *** ***** ** ******* *** ***** * *** ******* ***** ** ******** **** ******* * ****** ** ***

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

****** ** $***** ********** ** *** ****** ** *********** ** *********** *******  ******** $***** ***** *********** $****** ****** ********** *** $****** ***** ***********

** *** ***** ******** ******* ****** *** ** * ****** ************** ******** *** ***** ***** **** * ****** ******* ***** *******  *** ******** * ******* ****** ********* *** ************ ***** ****** ** * ****** ******* ***** ******* ********* ******** **** *** ******* ***** ******* ** *** ******* ******** ****** ***** ** *** ******* ***** ** ***** *** ****** ** *****  ****** *** * ******* ** **** ******* ***** *** ** *** ***** **** ***** *** ******** ****** ******* ****** ** *** **** ***** **** *** *** ****** ** * ****** ************** ******** ******** ***** ******* * ******* ***** ****** *** **** ****** ******* ******

******** *** *** *********** **** ** ** *********** *** ********* ********* ** ********* *** ****** ******* ** **** ******** **** *** *********** ****** **** ***** ******* ** ******* *** ******* *******  ************ *** ******* ***** ****** ******** *** ***** **** ******* * ** ******* ** ***** ****** ** *** ******* ****** *** (*) ********** ******** *** *** * ******** (*) ********** *** *** **************** ** *** ******** ******* ** ******** **** * ******* ** *** ** ****** **** *** ********** ******* ****** *** ***** ** **** ******* ** *** (*) ********** **** *** ********* ****** *** ********* ******* ***** **** ******* ** *************** *** *********** ********* ********* ******* ** **** ******* *** ** ******** ** ****** * ******** ****** ** ******* ******** ******** *** ********** ***** ** ********* *** ********* ** ********** **** *** ***** ********** ******* *********** ******* * ******** ***** *** ** ******* ** ********* ** **** ******* ****

*** ******** ****** *** ***** ** *** * ** ***** * (*****) *** *** ******* ******* ***** ******* ***** *** ***** ** ** ***** ************* ** *** ***** ***** ********* *** ** ********* *** ********* ********** ******** ** *** ****** ***** ** ***** ******* ** **** *** ********** ******* ******

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

Table E

No.	Service Level	Calculation and/or Description	Measurement(s)
1	******* ****** ******

******* ****** ****** ***** ** ********* *** ******* ********** ** ***** *** **** *** **** *** ***** **** *** ********* ***********

•*** ***** ** ******* ** ** *** **** **** ****** ****** ******* ******* ******* *** ***** ** **** **** *** **** **** ** *** ******* ********** (******* ** * ***** *** ****)*  ****** **** ***** *** ******* ******* *** *** ** **********

•*** ***** ** ******* ** ** *** ***** **** ****** ******** *** ******* ****** *** ***** ** **** **** *** **** **** ******* **** *** ******* ********** (******* ** * ***** *** *******)*

•*** **** *** ******** ******** *** ***** ** ******* ** ** ** ********** ***** (*) ***** ******** *** ****** *********** ******* *** ***** ** **** **** *** **** **** ***  ** *** ***** **** ***** ********* ******** *** *********** ** ******** ** ****** ***** (*) ****** *** **** **** ************ ********** ******* ** ******* ******** **** ******** (**) **** ***** ****** ** **** ******** *** ******* ******** *********

•****** ******** *****  ****** *** ***** ** **** ** ** – **** ** *** ***** (*) **** * ***** ******** **** *** **** ******* *********** ***** ** ********** ** *** (*) ****** ** *****  ******** **** ** **** *** **** *** ******* *********** **** ******** *** ******* ***** *** **** *** ******* *********** ***** * *********

•*** ****** ********** ******* *** *** ******* ******** ***** *** ****** ** **** ******* *** ***** ** **** ** ** * **** ** ***  *** ************ ******* *** ******* ****** ****** ***** ** **** **** **** ** ** **** **** ***

*****% ** ******* ******* ************ * ****** ******* ******** **** *** *** **** ******** **** **** ** ** ** **** ** **
2	******** ***** ******** *********** (**** ********) (************* *** ****** *********)

*** ***** ******** **** ** ********* *** ******** ** *** ****** ***** ** ***** *********** ******* (****%) ** *** ***** ******** ** * ******* ****** ********* ******** *** *********** *** ** ** **** (*) ***** *** **** ** ***** ****** ***** ********* ******** *** ******** ***** ***** ***** ** ********* ** **** **** ****** (**) **** ** ******* (*** ************ ******* *** ***** ********)* *** **** **** ** ************** *** *** ******* ** **** ****  ******* ***** ****** ** *** ************* ** ******* ******** ******** ** ******** ** *** ***** ***** ******** *** ***** ** ******** ** ****

•*** ****** ********** ******* *** *** ***** ******** ***** *** ****** ** **** ******* *** ***** ** **** *** ** * **** ** ***

•*** **** **** ** ************** *** *** ******* ** **** **** ******* ***** ** **** ******* ***** ** ****** *** ** ********** *** ** *** ***** *** *** ********* **** ******* **** ** ***** ******

.

*****% ** ******* ******* ************

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

No.	Service Level	Calculation and/or Description	Measurement(s)
3	********* *****

(*)     ******* ** ******** ****** ** ****** ******* *** ***** ******** *** ************** ******** *** *** ****** ****** ******* (******** ******** ******* *** ******** ************************) ***** ** ********* ** *** *********** ** ******** ** ***** **** ** **** ***** ***** ***** ******** ** **** ********** ******** ************* ***** ******** ** ********** ******** ************ ***** *** ** ************ ******** ** ********

(*)     **** ************ **** ***** ** ******** *** *** ********** ********** ****** ****** ******* ****** ***** (*) ******** **** ***** ********** ********* ******* **** (******* ** *** ***** *** ** *** ************ ******* ******) ****** ******** ******** ** ********** ***** ** ********* ***** ******* ******* *******

(*)     *** ********* ***** ********* ***** ******* **** ****** ****** ******** **** ** ********* ****** **** *** ******* ******* (*****%) ** *** ***** *** **** * ***** ********* ******** *** *********** *** ** ** **** (*) ***** *** **** ** ***** ****** ***** ********* ******** *** ********* ***** ***** ***** ** ********* ** **** **** ****** (**) **** ** ******* (*** ************ ******* *** ********* *****)*  ** *** ***** ***** ********* ******** *** *********** ** ******** ** ****** **** (*) ***** ** * ********** ***** *** ***** ******* ******** **** ******** (**) **** ***** *******  ******** ****** ******** ****** ** ** **** ******** ** ** ***** ***** ***** *** ******* ******* ** ******** ****** **** (*) ***** *** *****  *** ******** ** **** ********* ** ******** **** *** ******* ******* ************ ****** *** *** ***** ** ************  *** *** ***** ** *********** ** ******* ** *** ********* ***** *********** ******* *** ************* ********* *** *** ***** ********* ********* *** ********* ***** *** *** ******** ******* ** ***** ********* ********* ******** **** ** ***** *** ******* *** ** *** ********* ********* *** *** ******* ** ***** *********

•********* ***** ****** ********** ******* ***** *** ****** ** **** ******* *** ***** ** **** ** ** * **** ** ***

*****% ** ******* ******* ************ *** *** ******* ****** *** ***** ** **** ********* (*) *** (*) ** *** ******** ******

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

No.	Service Level	Calculation and/or Description	Measurement(s)
4	**** ***** ******** **** ***

**** ***** ******* *** **** *** **** **** ** ********* *** ******** ** *** ****** ***** *********** *** * ******* ******* (*****%) ** *** ***** ******** ** * ******* ****** ********* ******** *** *********** *** ** ** **** (*) ***** *** **** ** ***** ****** ***** ********* ******** *** **** ***** ******* ***** ***** ** ********* ** **** **** ****** (**) **** ** ******* (*** ************ ******* *** ********* ***************)*  *** **** **** ** ************** *** *** ******* ** **** **** ******* ***** ****** ** *** ************* ** ******* ******** ******** ** ******** ** *** ***** ***** ******** *** ***** ** ******** ** ****

•**** ***** ************ *** ****** ********** ******* ***** *** ****** ** **** ******* *** ***** ** **** ** ** * **** ** ***

*****% ** ******* ******* ************
5	*******

******* **** ** ********* *** ******** ** *** ****** ***** *********** *** * ******* ******* (*****%) ** *** ***** ******** ** * ******* ****** ********* ******** *** *********** *** ** ** **** (*) ***** *** **** *** (*) ***** **** *** ******* ** ***** ****** ***** ********* ******** *** ******* ***** ***** ** ********* ** **** **** ****** (**) **** ** ******* (*** ************ ******* *** *******)* *** **** **** ** ************** *** *** ******* ** **** **** ******* ***** ****** ** *** ************* ** ******* ******** ******** ** ******** ** *** ***** ***** ******** *** ***** ** ******** ** ****

•******* ****** ********** ******* ***** *** ****** ** **** ******* *** ***** ** **** ** ** * **** ** ** ******* *** **** ** ** * **** ** ** *** ***** ****

*****% ** ******* ******* ************

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

No.	Service Level	Calculation and/or Description	Measurement(s)
6	********* ***

********* *** **** ** ********* *** ******** ** *** ****** ***** *********** *** * ******* ******* (*****%) ** *** ***** ******** ** * ******* ****** ********* ******** *** *********** *** ** ** **** (*) ***** *** **** ** ***** ****** ***** ********* ******** *** ********* *** ***** ***** ** ********* ** **** **** ****** (**) **** ** ******* (*** ************ ******* *** ********* ***)*   *** **** **** ** ************** *** *** ******* ** **** **** ******* ***** ****** ** *** ************* ** ******* ******** ******** ** ******** ** *** ***** ***** ******** *** ***** ** ******** ** ****

•********* *** ****** ******* ******* ***** *** ****** ** **** ******* *** ***** ** **** ** ** * **** ** ***  ********* *** ******** **** ****** ********* ****** *** ********* *********** ******** ****** ****** *********** ***** ******** * ******* ** *** ****** *********** (***** ***** ****** *******)*

*** **** **** ** ************** *** *** ******* ** *** ** **** **** ********* *** ******* ***** ** *** ****** ** **** **** ************ ****** * ***** ** ***** ******** ******* *** ***** ** ************ ********** *** ** **% *** ***** ********* ** *** ******** *** **** **** ******* **** ********** **** *** ***** ******** *** *** ********** ***** (** ********* ** ********* *** ******* ** ******** *) ** **% ** **** ***** **** *** ********** ****** *** ********* *** *** ***** ** **** ******* *** *** **** ******

*****% ** ******* ******* ************
7	********* *****************

********* ******* **** ** ********* *** ******** ** *** ****** ***** *********** ******* (**%) ** *** ***** ******** ** * ******* ****** ********* ******** *** *********** *** ** ** **** (*) ***** *** **** ** ***** ****** ***** ********* ******** *** ********* ******* ***** ***** ** ********* ** **** **** ****** (**) **** ** ******* (*** ************ ******* *** ********* *******)*  *** **** **** ** ************** *** *** ******* ** **** **** ******* ***** ****** ** *** ************* ** ******* ******** ******** ** ******** ** *** ***** ***** ******** *** ***** ** ******** ** ****

•*** ******** **** *** ********* ******* ***** ** * ******* ** ***** ** ******** ******** **** ** **** *** **** *** *********** **** ******** *** ******* ***** *** **** *** *********** ***** * ********* ***** *** *********** ** *** ********* *********** *******

•********* ******* ****** ********** ******* ***** *** ****** ** **** ******* *** ***** ** **** ** ** * **** ** ***

•** *** ***** *** ******* ***** ** ****** *** **** ** ***** ********* ******** ***** **** ** ******** *** *** ***** **** ** ********* ** ******* *** ****** ** ****** ***** *** **** *** ****** ******* ******

****% ** ******* ******* ************ * ****** ******* ******** ****

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

No.	Service Level	Calculation and/or Description	Measurement(s)
8	********* **** ********

(*) *** **** ******* *** ******** ***** *** ******** ********* ****** *** ******* **** ***** ** **** **** (***** ****) ** *** **rd ** **** ***** (******** * ********* ** *** **st ** *** *****)*

(**) *** **** ******* *** ********* **** ******* ****** ** **** **** (***** ****) ** *** **rd ** **** ***** (******** * ********* ** *** **** ** *** *****)*

(***) *** **** ******* ****** *** *** ********* ****** ** ******* **** ***** ** **** **** ** ** *** **** ** *** ***** *** *** ********** *********** (******** * ********* ** *** **** ** *** *****)*

*** ****** **** ********** ** *** **** ** *** ******

*** **** **** *** ******** ****** *** **** ***** *** ****** *** *** *********
9	************* *******
10	********** **** *** ***** *****

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*** ***** *** ** ******** ** **** **** ******* ***** ** ********** ********** ***** ***** (**) **** ********* *** ************ ** ******** *** *** ****** ***** ***** ********** ** *** ********* **** ** **** *********

** ***** ** ***** ** ***** ** **** *** ********
11	*********** ******* ******	*** ******* **** ******* ***
12	****

**** **** ** ********* *** ******** ** *** ****** ***** *********** ******* (*****%) ** *** ***** ******** ** * ******* ****** ********* ******** *** *********** *** ** ** **** (*) ***** *** **** ** ***** ****** ***** ********* ******** *** **** ***** ***** ** ********* ** **** **** ****** (**) **** ** ******* (*** ************ ******* *** ****)*  *** **** **** ** ************** *** *** ******* ** **** **** ******* ***** ****** ** *** ************* ** ******* ******** ******** ** ******** ** *** ***** ***** ******** *** ***** ** ******** ** ****

•*** **** ****** ********** ******* ***** *** ****** ** **** ******* *** ***** ** * ** ** * * ** ***

*****% ** ******* ******* ************

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

No.	Service Level	Calculation and/or Description	Measurement(s)
13	********** ********** (************* ***)

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•*** ********** ********** (************* ***) ****** ********** ******* ***** *** ****** ** **** ******* *** ***** ** * ** ** * * ** ***

*****% ** ******* ******* ************
14	******* ******* *******

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*****% ******* ************

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

No.	Service Level	Calculation and/or Description	Measurement(s)
15	******* *******

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**% ************
16

********** ******** ******** **** *** ******* ******** *********** (******* ****** ******* ******** ****** ******** ************ ********* ****** ********* **** ********* ****************** ***** ******* ******* *******)

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*****% ** ******* ******* ************

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

EXHIBIT H.6

Intentionally Omitted

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

EXHIBIT H.7 – CHANGE MANAGEMENT PROCEDURES

CSG shall participate in the Change Management Procedures.  The following portions of this Exhibit H.7 provide a guideline for these Change Management procedures.

1.	Infrastructure Changes

Planning

CSG may initiate a change notification with Customer.  These change notifications will be logged with an Event Record number by CSG and a similar number by Customer.  These numbers will be cross referenced by both Parties on the change notification forms to ensure adequate tracking.

When possible changes will be introduced to the CSG system during CSG’s regularly scheduled maintenance windows.  When a change is required outside a normal maintenance window, CSG will make best effort to schedule the change at an agreed upon time.

CSG internal change management procedures require an on-line form to be submitted for every change introduced to the system.  Every change identified as a medium or high impact change is approved in CSG’s daily operational meeting.  These changes cannot go through the approval process if the change initiator has not identified if this change is critical, what the specific impacts are, identified any backout plan, how it has been tested and how it will be validated.  In addition, the initiator must be present at the meeting to represent the change to the operational team.  Customer has an operational representative that attends this meeting on a daily basis and is responsible for approving all Customer impacted changes.  If the change is not approved, then the change does not take place or must be approved at a later time.

Communications

Communication of infrastructure changes will be provided to Customer via two mechanisms:  weekly report and change control notification.

The weekly report will provide initial notification of all upcoming events that, after careful evaluation, CSG determines may impact Customer.  This report will only include notification of those changes with potential Customer impact.  This determination is made by the CSG operational contact who supports Customer.  This notification will include activities such as IR fixes, IPLs, releases and maintenance window notification.

The Customer change control notification form will be filled out for IPLs, releases and when requested for special projects.  These change notification forms are in addition to the communication in the weekly report and provide additional details such as fall back planning, test procedures, impact, benefits, etc.  The specific template will be agreed to by both CSG and Customer.

Migration Control

N/A

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

Responsibility	CSG	Customer	Comments
Planning
Submit Change Requests	X
Maintain Change Request Log Archive	X
Perform Change Impact Analysis	X		Support from both CSG & Customer will be needed
Approve and Prioritize Changes	X
Schedule Changes	X	X
Develop Contingency Plans	X
Develop Maintenance/Change Windows	X		Support from both CSG & Customer will be needed
Communications
Represent Customer in Change Advisory Board		X
Represent CSG in Change Advisory Board	X
Notify Affected Parties	X
Report on Changes (scheduling, blackouts, issues, dependencies and impact)	X
Migration Control
Notify Affected Parties	X
Provide Change/Release Packaging	X
Provide Version Control	X
Provide Library Management	X
Promote to Production Environment	X
Provide Post-conversion Support	X	X	Support from both CSG & Customer will be needed

2.	Customer Application Changes

Planning

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

CSG may initiate a change notification with Customer.  These change notifications will be logged with an Event Record number by CSG and a similar number by Customer.  These numbers will be cross referenced by both Parties on the change notification forms to ensure adequate tracking.

When possible changes will be introduced to the CSG system during CSG’s regularly scheduled maintenance windows.  When a change is required outside a normal maintenance window, CSG will make best effort to schedule the change at an agreed upon time.

CSG internal change management procedures require an on-line form to be submitted for every change introduced to the system.  Every change identified as a medium or high impact change is approved in CSG’s daily operational meeting.  These changes cannot go through the approval process if the change initiator has not identified if this change is critical, what the specific impacts are, identified any backout plan, how it has been tested and how it will be validated.  In addition, the initiator must be present at the meeting to represent the change to the operational team.  Customer has an operational representative that attends this meeting on a daily basis and is responsible for approving all Customer impacted changes.  If the change is not approved, then the change does not take place or must be approved at a later time.

Communications

Communication of infrastructure changes will be provided to Customer via two mechanisms:  weekly report and change control notification.

The weekly report will provide initial notification of all upcoming events that, after careful evaluation, CSG determines may impact Customer.  This report will only include notification of those changes with potential Customer impact.  This determination is made by the CSG operational contact who supports Customer.  This notification will include activities such as IR fixes, IPLs, releases and maintenance window notification.

The Customer change control notification form will be filled out for IPLs, releases and when requested for special projects.  These change notification forms are in addition to the communication in the weekly report and provide additional details such as fall back planning, test procedures, impact, benefits, etc.  The specific template will be agreed to by both CSG and Customer.

Migration Control

N/A

CSG/Customer Responsibilities

Responsibility	CSG	Customer	Comments
Planning
Submit Change Requests	X
Maintain Change Request Log Archive	X

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

Perform Change Impact Analysis	X		Support from both CSG & Customer will be needed
Approve and Prioritize Changes	X
Schedule Changes	X
Develop Contingency Plans	X	X
Develop Maintenance/Change Windows	X
Communications
Represent Customer in Change Advisory Board		X
Represent CSG in Change Advisory Board	X
Notify Affected Parties	X
Report on Changes (scheduling, blackouts, issues, dependencies and impact)	X
Migration Control
Notify Affected Parties		X
Provide Change/Release Packaging		X
Provide Version Control	X
Provide Library Management	X
Promote to Production Environment	X
Provide Post-conversion Support	X	X	Support from both CSG & Customer will be needed

3.	Change Management Procedures for Changing Services

The service change process requires an email notification to a customer services representative outlining the work required.  Approval for this work to be completed must be obtained from a CSG operational contact prior to initiation of the work.  Customer approval for this work is provided by field contacts throughout the Customer locations.  Requests currently covered by these procedures include custom projects, implementations, launches,

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

PCB changes, service code changes, financial snapshots, control card changes, server changes, .ini changes, file strips, etc.

4.	Release Management

Change control for a CSG code release provides information for the event only.  The change control record does not provide detailed information for each project included in the release.

The Release communication development and delivery schedule is as follows:

The release communication cycle begins *** **** ***** ** * *******. CSG sends the following communications at the following times during the release cycle.

•	*** **** ***** ** *******-- Impact Matrix (RIM)
•	** **** ***** ** *******-- Preview
•	** **** ***** ** *******--****** Release Overview
•	** **** ***** ** *******--Bitmap and UDF Memo
•	** **** ***** ** *******--Bulletin and User’s Guide Updates
•	**** **** ***** ** *******-- Updates

More information on the Release communication deliverables can be found on the CSG support extranet (my.csgsupport.com).

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

EXHIBIT H.8 – SERVICE LEVEL REPORTING AND REVIEWS

I. Daily Service Reports

Daily Service Reports will be provided on ***************** * *********, within * ******** *** of the applicable day being reported.  CSG will provide the Customer Incident reports (a) using the Service Desk Incident management tools and (b) via telephone calls and e-mail as reasonably requested. Reporting should include the following:

•Identifying/updating unresolved Incidents

•Reporting when an Incident has been resolved

Daily service Incidents will also be documented in an operations log or service report (see Section II below) which will be reviewed on a monthly basis.

II. Monthly Service Reports

CSG will provide a monthly report to Customer that will measure “actual vs. target” values for the metrics defined in Exhibit H.5. Except where otherwise noted, CSG will be responsible for collecting this information, presenting it to Customer, and including the information within an overall “performance dashboard” report.  The design of the performance dashboard report will be mutually agreed upon by CSG and Customer within two months of agreement execution.  This report will be provided to Customer on the **** ******** *** or the **** ******** *** if on a weekend or holiday of the month following when the data was compiled.

Additionally, the following reports, defined in Exhibit H.1, will be presented monthly to Customer:

•	Enhancement Request Status

III. Management Performance Review Meetings

CSG will meet with Customer on a ********* ***** to review the state of the business.  The agenda for the meetings will be mutually defined based on the current state of the business, but will likely include the following items:

•	Service performance levels
•	Support performance levels
•	Installation performance
•	Equipment issues
•	System issues
•	Compensation issues
•	Administrative issues
•	Scheduled and unscheduled maintenance, including duration, start times, etc.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

•	Security Issues
•	Proposed Changes to the SLA
•	Key issues and/or action items related to service performance for the next quarter

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

EXHIBIT H.9 – SUPPORT AND SERVICE DESK SERVICES

I. Hours of Operation

The Service Desk’s hours of operation are listed below:

Description	Hours of Operation
Standard Business Hours	24x7 including holidays

II. Service Desk Contact Info

The following contact methods can be used to reach the Service Desk:

Contact Method	Contact Info
Telephone	************
Internet	https://*****************

III. Service Desk Customers

The Service Desk serves the designated CSG Customer users.

IV. Service Desk Procedures

Immediately below is a table listing the current support Level Tiers and their related functions and procedures.

Call Level Definitions

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

Call Level	Criteria	Procedure
Tier 1

******************* * **** *** *********  ******** ********* *********** ** *** ***** ********* ******** *** ********** ******* ********** *** ********** ******** ********* ******* ******* ******* ** ***** ********** ** **** **** ******** ******** ************ *** *************** *** ********** *** ********** ******* ** ****** *** *********** ********* *** ********* *** *********

•***** ***** ** ********* **** ********* ******* ********** ** ******** ********* ** ************

•********* ********* ********* *** ********* ************** *** ** *****

•********* ** ***** ***** (***** **** ********* **)

*** ******** ********** *********** ********* ******** ************ ******* *********** ********* *** *** ********* ************ *** *****

•****** *** ******** ** ********

•****** *** ****** ** *** *********** ****** ** ***** **

•******** ** ** **** *

Tier 2

******** *** ********** ** ************ ********* * ********* ********* ********** **** *********** ********** ***** *********** ********* ********* *** ***** ********* ******* (*** ****** ***** *** ******* ******) ****  ******** *** ***** *********************** ** ********* ********* ** ********* **** ** ******** *** ********* **** ************* ** ********** ***** ** ********* ******* ** **** **

****** *** ******** ** **** * *** ******* **** *********

*** ********* ******** ******** *********** *** *** ******* ***** ** *** ******* ** ******* ** •******* *** ******** ** * ***** ** *********** ****** *** ******* *** ********
Tier 3

******************* ** **** * ****** ******** ******* * ********* *** ******** *** **** *** ****** *********** ******** ******** *** ********* ******** **** *********** ************ *** ********** **** *** **** ** *** *** ********* **** * ** ****** **** ** ****** ** ******* ******** ********** *********** *** ***** ** * ******** **** **** ********** ********* *********** ****** ******** ******** ********** *** ************** **** *** ******** ******

****** *** ******** ** **** * *** ******* **** *********

*** ********* ******** ******** *********** *** *** ******* ***** ** *** ******* ** ******* ** •******* *** ******** ** * ***** ** *********** ****** *** ******* *** ********

V. Outage Notification

The Service Desk (or CSG designated representative) will notify appropriate Customer and CSG personnel in the event of a service outage. There are three notification activities that need to occur:

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

Management Notification: Customer and CSG management will be notified via telephone and/or email *********** when a ******** * ******** *** **** **********. Additional Customer management notification will be the responsibility of Customer.

User Notification:  Customer will be updated via designated Customer contacts for an Incident.  Additional user notification will be the responsibility of Customer.

Management/User updates: For ******** * *********, CSG will update the designated Customer management contact on the progress towards resolving the outage as described in Section 4 of the main body of this Exhibit.  Updates should include an estimate on when service will be restored.

An outage is defined as periods of time in which the system does not respond to customer requested transactions due to the system or an incident or issue impacting the CSG hosted resources.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

EXHIBIT H.10 – PROBLEM ESCALATION & RESOLUTION

I. Incident Escalation Procedures

When an Incident arises or information is requested, Service Desk shall be the first contact engaged to address the Incident and shall prepare the Trouble Ticket.  The Service Desk will attempt to resolve Incidents if possible, but at a minimum the Service Desk will record the Incident, confirm a severity, and track it to resolution.  Customer and CSG shall mutually agree on the Severity Level based on the criteria in Section 4.2 and CSG will assign the appropriate degree of resources, and devote the attention required, to resolve the Incident according to Schedule H, Section 4.4.  Service Desk automation allows - on a product by product basis - for automated escalation.  If Customer does not agree with CSG’s approach to resolving the Incident or the speed at which the Incident is being addressed, the following table shall apply

II.  Customer Escalation Process

Customer should use the following process to escalate a Problem to CSG management.

Production

Once in Production, the following process should be used by Customer to escalate concerns, Incidents or Problems.

Sequence	Escalation
	Point of Contact	Method of Contact
1st	**** * ******* ****	*** *** ******* ****
2nd	*** ******** ********	**** * ** ******* *******
3rd	**** * ******* ********	*** ******** ********
4th	*** ******* ********	**** * ******* ******** ** *** ******** ********

A SBU Incident manager will be assigned as required.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

Implementation Phase

During the implementation or upgrade phase, contact the CSG’s Project Manager to escalate an Incident.  The Project Manager will then engage the necessary CSG resources to address the Incident.  If there is no Project Manager assigned, contact CSG’s Customer Advocate to escalate an Incident.

III. Problem Escalation Contacts

The Parties will develop a one-page document that will be updated and delivered as the problem escalation contacts are either established or changed.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

EXHIBIT H.11 – RECOVERY SERVICES

I. Backup /Retention Policy

CSG/Customer Responsibilities

Responsibility	CSG	Customer	Comments
Provide Backup consulting support	X
Provide supporting hardware, software and personnel	X
Execute and monitor backup	X
Schedule backup	X
Resolve Problems with backup	X
Store and retain backup inventory and off-site rotation	X

II. File Restore Policy

CSG/Customer Responsibilities

Responsibility	CSG	Customer	Comments
Submit request for data/file restore		X
Execute restore procedures with backup media	X
Notify Customer of restore results	X
Verify results of restore		X

Restore requests are made through the Service Desk. Most of the restores are typically completed within ** *****.

CSG shall meet the Recovery Time Objectives and Recovery Point Objectives in the three following Recover Timeframes tables (Scenario A, Scenario B, and Scenario C):*

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

Recovery Timeframes

Scenario A – Data Center Intact, system intact & tape on-site
System/Data Category	Recovery Time Objective	Recovery Point Objective
****** ***********	** *****	**** ** ****
********** ******** *********** (** **)	*** *****	***** ******** ***
*********	** *****	**** ** ****

Example:  Should three GBs of financial data be lost, CSG’s recovery time objective would be 12 hours (3 GB x 4 hours = 12).

Scenario B – Data Center Intact, system intact & tape off-site
System/Data Category	Recovery Time Objective (by GB)	Recovery Point Objective
****** ***********	** *****	**** ** ****
********* * ******** ***********	*** *****	***** ******** ***
*********	** *****	**** ** ****

Scenario C – Data Center unavailable; requires off site recovery
System/Data Category	Recovery Time Objective (time between disaster and functional system recovery)	Recovery Point Objective
****** ***********	*** ***** (******** *********** *****)	***** ******** ***
********* * ******** ***********	** – ** **** (******** *********** *****)	***** ******** ***
*********	*** ***** (******** *********** *****)	***** ******** ***

*NOTE - ***** ****** ***** are retained for ** ****, and are then erased.  ******* ****** ***** are retained for ** ******, and are then erased.  ********* ***** ******* are retained for ** ********.

III. IT Recovery Plan

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

The following table delineates Customer versus CSG responsibilities in the IT recovery area.

CSG/Customer Responsibilities

Responsibility	CSG	Customer	Comments
Risk Management
Perform business impact analysis	X
Perform risk assessment	X
Manage statewide enterprise service recovery plan repository	X
Recovery Strategy Development
Develop recovery approach/strategy	X
Provide consulting support for plan and strategy development	X
Provide standard template for service recovery plans	X
Ensure disaster recovery approach supports business continuity plan/approach		X
Define application categories	X
Recovery Plan Development & Maintenance
Determine and communicate Service recovery needs		X
Define application requirements - identify the applications by category - application recovery procedures - plan maintenance for application changes	X
Define infrastructure requirements - alternate site or hot site facilities - infrastructure components - infrastructure recovery procedures - plan maintenance for infrastructure changes	X
Define guidelines for testing practices	X
Define testing approach/frequency	X

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

Responsibility	CSG	Customer	Comments
Identify management escalation tree, notification process and individual responsibilities	X
Document, update and maintain plan(s)	X
Review plan as requested and update repository after testing exercises	X
Plan Training
Train application personnel	X
Train infrastructure personnel	X
Plan Testing
Schedule recovery plan	X
Provide plan testing facilities and infrastructure	X
Test applications and standalone portions of Service recovery plan	X
Test infrastructure services portion of Service Recovery Plan	X
Update plan per test results	X
Communicate plan test results	X
File testing exercise reports	X
Application of mitigating treatments	X

IV. High Availability Applications

CSG/Customer Responsibilities

Responsibility	CSG	Customer	Comments
Identify applications for high availability consideration		X
Validate application eligibility	X
Provide remote storage management	X

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

V. Business Continuity Policy

The purpose of this policy is to ensure that all business operations, departments, and divisions of Customer, regardless of location, have documented plans in place to guarantee safe, reliable, continuous business operations following a crisis management or disaster event. The policy seeks to provide for the resumption of mission critical business operations in accordance with pre-established Recovery Time Objectives (RTO) and Recovery Point Objectives (RPO).

CSG will participate in the following activities to assist Customer in reestablishing CSG capabilities before and after a Customer Disaster declaration (participation will be best effort in response to Customer leadership request):

Before declaration:

Participate in Business Impact Analysis

o	Gaps in technology recovery mechanisms;
o	Gaps in work area recovery and work space needs;
o	Equipment needs;
o	Recovery prioritization of business functions and technology functions;
o	Help determine recovery strategies

After declaration:

Assist Customer DR team to re-establish service continuity to alternate work sites within recovery time objective

o	Initial redirection
o	Monitoring and load balancing
o	Report generation

After event:

o	Restore original configuration
o	Re-balance facilities
o	Restore reporting

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

SCHEDULE I

EXPORT APPROVED PRODUCTS AND EXPORT APPROVED COUNTRIES

Export Approved Countries	Export Approved Products
*********	******
*******	****** (***********)
***** ****
********* ********
*********
******
*******
*******
************

**These products include the following software or product modules:

1.***

2.***** ********

3.***** **** **** (***)

4.******** *********

5.***** **********

6.********* (***)

7.******* **********

8.****** ************

9.**** **********

10.****

11.*** / **

12.******* ***********

13.********* *******

14.****** *********

15.******** ********* ******

16.*** / ***

17.*** ********** (**** ****** ****), a/k/a **** *** ******

18.******** *****

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

SCHEDULE J

OUTSTANDING STATEMENTS OF WORK AND LETTERS OF AUTHORIZATION

Document Name	Document Number	Execution Date	Doc Type
**** ******* *** ********* ** *******	4111188	9/27/2016	SOW
******* ******* *******	4110857	10/21/2016	SOW
******* *************** ******* ****** ****** *******	4111307	10/28/2016	SOW
**** ****** ********** *****	4114062	12/13/2016	SOW
********* ***** ************ ********* (***) *** ** ** **** *** ******* ******* ******** *****	4113953	12/19/2016	SOW
*** ******* ****** ******** ** ******* ** ******* ***** ********** (***) *******	4114048	1/9/2017	SOW
********** ******* ****** *******	4114180	1/9/2017	SOW
******* *** ************* ***** ******* ************	4113687	1/13/2017	SOW
********* ***** ******* ***** **** **** ********** ****** ******** ****** ***********	4110859	1/13/2017	SOW
** **** *** (*******) ******* ********* **** *** ******** *********** ******* [****]	4114407	1/23/2017	CO
** **** *** (*******) ********* ******* ****** ******* [****]	4114405	1/31/2017	CO
** * ** *** ******* ********* ******** ******* ***	4114277	2/13/2017	CO
******** ******* ** ******** ******* ***	4114959	3/10/2017	SOW
******* ****** *************** ******** ******* ****	4114914	3/10/2017	SOW
********* ****** ****** ******* (***) *********** (*******)	4113331	3/13/2017	SOW
******* *** ********* **** ** *******	4115060	3/13/2017	SOW
********* ****** ****** ******* (***) *********** (***)	4113333	3/13/2017	SOW
********* ******* *********** ** *********** ********* (****)	4115149	3/13/2017	SOW
** **** *** (*******) ** *** ******	4114716	3/24/2017	CO
******* ********* *** ************** **** ****** *********** (****) *******	4115623	4/24/2017	SOW
*** ******* ****** ****** ******* ********	4115823	4/24/2017	SOW
*** ******* ****** ******** ***** ******* (***) ******* ********	4115825	4/24/2017	SOW
********* ***** ******* ***** **** (****) *** ******* ************* ***** ***********	4114913	4/24/2017	SOW
********* **** ***** ** *** ********** ********	4114985	5/3/2017	SOW
** ** ** *** ***************** ********* ****** ** ******* *** *********** **** *** ******** [********** *** **** ******]	4115406	5/3/2017	CO
********* *** *** ***** ********** *** *****	4115826	5/3/2017	SOW
********* ***** ******* ***** **** (****) *** ******** ****	4115958	5/8/2017	SOW
** **** **** ****** ********** ***** *** (*******) ********* ************** *** **** ****** *** *********** *****	4116170	5/15/2017	CO

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

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********** ******* ******** ** ******* ********* *****	4116270	5/22/2017	SOW
******* *** ******* ******* *******	4116269	5/22/2017	SOW
******* **** ****** ***** *** *********** ******** ******** ******** ** ******* ******** ******** * ******** ****	4116105	5/30/2017	SOW
********* *** *** ***** ********** ** ********** *** ***** ********* *****	4116446	6/2/2017	SOW
********* ********** *********** ****** *** ********* ******* (***) ********	4116199	6/2/2017	SOW
********* **** **** ***** *** **** ******* ** **** ***********	4116309	6/2/2017	SOW
** ** ** *** ******* ********* ********* ****** ** ******* *** *********** **** *** ******* [********** *******]	4115805	6/6/2017	CO
** * ** *** (*******)**** ********** ******* ******* ********	4116500	6/9/2017	CO
** * ** *** (*******)********** ***** ******* ***** **** (****) ****** ****** ************** ******* (****) ***********	4116498	6/9/2017	CO
********* ******** *** ********** ******* *** ***** *********** ** ********* ******* (***)	4116339	6/9/2017	SOW
** * ** *** (*******)******** ******* ******** *******	4116381	6/9/2017	CO
** * ** *** (*******) ********* **** ***** ** *** ********** ********	4116310	6/9/2017	CO
** * ** *** *********** ******* ****** ******* ********	4116599	6/16/2017	CO
********* ***** ************ ********* (***) *****	4116600	6/16/2017	SOW
** * ** *** (*******)********** ***** ************ ********* (***) *** ** ** **** *** ******* ******* ******** *****	4116200	6/23/2017	CO
** * ** **** ****** ********** ***** *** (*******) ********* ******** ******* ***	4116729	6/23/17	CO
********* **** ***** ************* *** ********** ********	4115726	6/30/2017	SOW

In the event of a conflict between the terms of the Agreement, its Schedules or Exhibits and the terms provided in the documents listed above, the terms of the Agreement, its Schedules or Exhibits shall control.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

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SCHEDULE K

Guidelines for Passer AND TRANSFER Program Requests

Passer Definition

A ‘passer’ is a programmatic process that can be used to make bulk changes to key data residing on CSG’s billing system such as House, Equipment and Subscriber data without creating a work order.  There are multiple types of passers that are defined below:

Item Passer - An Item Passer may be used by Customer to update, add or remove an item and item related settings on connected customer accounts.  This may include items such as:  a change to the bill code, service code or discount code.

NAS to DAC Passer - The purpose of a NAS to DAC launch is to change from using the HITS (TD) protocol to using the Jerrold Digital (JD) protocol. With the HITS interface, transactions are processed by the ‘HITS’ national addressable controller, which is the origin of the term NAS. The Jerrold Digital protocol, the addressable controller, is called a DAC. Therefore, the process is called a NAS to DAC passer. A crucial component is that live equipment on subscriber accounts will undergo this change, as well as equipment in stock status.  This involves three separate Equipment passers, the add, delete and key, to be run to update the equipment type and model.  The purpose of the Add passer is to put a copy of the inventory, as it will look like under JD control, into the billing system. It is then downloaded into the DAC, using the “WRITE FULL” command. At this point, the DAC is now populated with the equipment that is in use by the site. These set tops only exist in the CSG master file (in inventory) and are not on customer accounts.  Once the inventory is successfully downloaded, the JD inventory can be deleted from the billing system, with the Delete passer.  When the Key passer is run, specific fields are updated on the Equipment, allowing it to be controlled by the DAC.

Equipment Passer - An Equipment Passer may be used by Customer to change, remove, or add Equipment information on the Equipment master file.  Customer provides the criteria necessary to select the Equipment records eligible for a passer. There are two types of Equipment Passers: a ‘Non Key Change’ and a ‘Key Change’.

▪	Non Key Change

A Non Key Change Equipment Passer only involves changes to the Equipment master file.

▪	Key Change

A Key Change Equipment Passer can involve modification of the serial number, type, CID, rent-purchase-flag and requires an update to the Equipment, Location, and equipment history master files.

House Passer - A House Passer may be used by Customer to change, remove, and add settings on the House record and/or the Equipment and House Master file when head end changes are required.  Customer provides the criteria necessary to select the House records and/or to select the Equipment records eligible for a passer.

EFT Passer - When Customer begins using EFT processing a Passer may be used to update the Debit Day field on the Subscriber Master file to bring Subscribers into compliance with Government regulations.

Ledger Passer - A General Ledger Passer is typically run after an Item passer has been implemented to synch up Items that are changing in the passer.  The GL passer will update affected items and all associated monies on financial month end reporting. The benefit of running this process is so that the site will not have to manually reconcile affected Items on the first month end that immediately follows the passer.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

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Voice Item Passer - An Item Passer is considered a Voice Item Passer if changes are being made to provisionable services. In a Voice Item passer CSG would need to manipulate a second Master File or database known as the Provisionable Data Base (PDB).

NPA_NXX Passer - An NPA/NXX Passer may be used by Customer to change NPA (area code) NXX (prefix) and/or line numbers.  Customer provides the criteria necessary to select the NPA/NXX records for the passer.

Item Standardization Passer - An Item Standardization passer may be used by a Customer to update, add or remove item and item related settings on connected customer accounts.  This may include a change to the bill code, service code or discount code.  An Item Standardization passer is different from a normal Item passer based on the volume of changes included in the passer.  Normally if more than ten percent of the markets service/package codes are included in the passer it would be considered a Standardization passer.

Standard Passers:

Passer Type	Lead Time	Charge (Note 1)
Item Passer	** **** (* *****)	$*********
Voice Item Passer	** **** (** *****)	$*********
House Passer	** **** (* *****)	$********
EFT Passer	** **** (* *****)	********
Equipment Passer	** **** (* *****)	$********
NAS to DAC (3 equipment passers)	** **** (* *****)	$********* (for * ********* *******)
Ledger Passer	** **** (* *****)	$********

Note 1:  These services and associated fees shall be set forth in a mutually agreed upon Statement of Work.  In the event of termination of an executed Statement of Work by Customer, Customer shall pay all fees for work performed up to the termination date of the SOW.  If Customer requests an expedited service to be performed Customer understands there may be an additional cost in the SOW that would exceed the charges provided herein.

Non-standard Passers

The following passers are considered non-standard.   The lead time and minimum price will be based upon the level of effort needed to meet the Customer defined specifications.

w	NPA/NXX Passer
w	Item Standardization Passer
w	Any passer using data from an external source
w	Passers to any master files not listed would be considered custom and charged on a time and materials basis
w	Passers which have not previously been performed

Agent Transfer Definition

A ‘transfer’ is a programmatic process that moves and translates key billing data such as subscriber, house and equipment information.  This process is most commonly requested when properties are bought and sold.  The Transfer process facilitates the standardization of configuration, rates and structures into the new billing model.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

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Transfers can also be used to restructure franchises within existing systems, when needed (i.e. franchise authority mandates, realignment of plant configuration, etc.).

Agent Transfers:

Transfer Type	Lead Time	Charge (Note 2)
2 LOB – Video and HSD	** **** (* ******)	$*********
3 LOB – Voice, Video and HSD	*** **** (* ******)	$*********
File Strip (2 LOB)	** **** (* ******)	$********
File Strip (3 LOB)	** **** (* ******)	$********

Note 2:  These services and associated fees shall be set forth in a mutually agreed upon Statement of Work.  In the event of termination of an executed Statement of Work by Customer, Customer shall pay all fees for work performed up to the termination date of the SOW.  If Customer requests an expedited service to be performed Customer understands there may be an additional cost in the SOW that would exceed the charges provided herein.

CSG Responsibilities

CSG will perform the following activities in support of Customer passer/transfer activity:

w	An analyst will be assigned to each project to work with the customer and coordinate internal CSG activity.
w	Provide the Customer with a current “Passer/Transfer Packet”. This packet will include basic information regarding the passer, a request form, a spec matrix and a project plan.
w	Weekly meetings will be held with the CSG Analyst and the site contact.
w	A project tracker which includes deliverable dates and an issues tracking log will be published weekly.
w	Output will be provided to the Customer after each test run.
w	CSG will identify and manage any impacts to ancillary products (like Precision eCare, WFX).
w	The CSG Analyst will arrange for statement checkers, if needed.
w	On the day of implementation, CSG will provide updates throughout the day on any identified issues until an ‘all clear’ is agreed upon with the site.

Customer Responsibilities

Customer will perform the following activities in support of Customer/transfer activity:

w	Identify a primary and secondary/escalation contact at the site. The primary contact will be considered the project lead on the Customer side.
w	Attend weekly meetings with CSG and review the project tracker for upcoming deliverables.
w	Provide detailed specifications for the passer/transfer.
w	Review output and provide approval
w	Inform CSG of all ancillary products the site is using.
w	Participate in calls on implementation day.

Milestone Dates

The following activities are considered ‘milestones’ in the project life cycle.  If these activities are not completed as scheduled, the passer may be delayed.

w	Final Specifications submitted – Customer responsibility

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

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w	UDF changes and pre-edit run – Customer responsibility
w	Test Output delivered to Customer – CSG responsibility
w	Approval of test output – Customer responsibility
w	Approval of project implementation – Customer responsibility

Changes to the final specifications may increase the implementation timeline.  The addition of new specification after coding has started will result in an increased implementation timeline.

Implementation Day

Passers:

The preferred day for non-voice passers are ****** *** *******; however, they can be scheduled any day of the week, but must be coordinated with other activity to avoid conflict.   The preferred day for voice passers is ***************; however, additional days can be considered based on other activity.

Transfers:

Transfers are scheduled approximately eight times per year and implement on ******** ************ *******.  These dates are scheduled on an annual basis.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

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SCHEDULE L

Charter communications access agreement

THIS ACCESS AGREEMENT (this “Agreement”) is entered into as of the Effective Date listed below (the “Effective Date”), between Charter Communications Operating, LLC, a Delaware limited liability company, with a principal place of business at 12405 Powerscourt Drive, St. Louis, Missouri 63131 (“Charter”), and the Accessing Party listed below, its parent, subsidiaries and affiliates (“Accessing Party”).

COMPLETE ALL FIELDS | PLEASE WRITE LEGIBLY
Effective Date:	_______________, 20___
Accessing Party: Full Legal Name (e.g., ACME Products Company, LLC.) and Primary Mailing Address
Charter Sponsor: Name, Department, Phone Number and Email Address
Accessing Party Primary Contact: Name, Address, Phone Number, Email Address
Accessing Individuals	As specified in Exhibit A, as amended, hereby incorporated by reference
Terms & Conditions	As specified in Exhibit B, hereby incorporated by reference
Acceptable Use of Technology Policy	As specified in Exhibit C, hereby incorporated by reference

This Agreement is approved and accepted as of the Effective Date.

ACCESSING PARTY	CHARTER COMMUNICATIONS OPERATING, LLC By: Charter Communications, Inc., its Manager

By:_____________________________________	By: : ____________________________________
Name: :_________________________________	Name: : __________________________________
Title: ____________________________________	Title: Vice President (or higher)

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

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EXHIBIT A

ACCESSING PARTY USERS LISTS

CHARTER SPONSOR AND ACCESSING PARTY: RETAIN COPY IN YOUR RECORDS.

CHARTER SPONSOR: USE BELOW INFO WHEN COMPLETING IT REMEDY TICKET.

Please provide the following information for each individual user from/with Accessing Party that will need access to the Charter Network.  For additional Users please insert additional copies of this page.  Sign, date and label each page.

Accessing Party:	__________________________________	(signature)
Date:	__________________________________
Sheet:	___ of ___

COMPLETE ALL FIELDS | PLEASE WRITE LEGIBLY

First & Last Name:	Pin Code (self selected 4-digit Pin)	Contact Info: (phone number and email address)	Access Needed: (BE SPECIFIC, Need to know specific applications, tools, drives, servers, etc.)
EXAMPLE John Doe	EXAMPLE 1776	EXAMPLE 314-555-1212 john.doe@company.com	EXAMPLE Charter Tools, Up To Speed, COIN and Charter Email Address

FAILURE TO PROVIDE REQUESTED INFORMATION COULD DELAY ACCESS

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

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For additional Users please insert additional copies of this form.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

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EXHIBIT B

GENERAL TERMS AND CONDITIONS

The Parties hereby agree as follows:

1. Grant of Access

Charter grants access to and use of the certain Charter and Charter affiliate networks, computer systems, applications, software and/or data (the “Network”) set forth on Exhibit A to this Agreement, as amended from time to time, and which is hereby incorporated by reference.  The Accessing Party shall not attempt to access or use any Charter or Charter affiliate networks, computer systems software and/or data other than those expressly authorized by Charter.

2.Scope

This grant of access applies only to the Accessing Party’s employees, contractors, vendors and agents specifically designated by the Accessing Party (each a “User”).  Before allowing a User to access the Network, the Accessing Party shall cause such User to (i) review this agreement and verify in writing that the User has done so and (ii) review and comply with Charter’s Acceptable Use of Technology Policy, attached hereto as Exhibit C and hereby incorporated by reference.  The Accessing Party shall be liable for the actions or omissions of Users in using the Network.  Users will use the Network only for legitimate business purposes in furtherance of the Accessing Party’s defined business relationship with Charter or its affiliates and for no other purpose.  Users’ access to the Network, as well as utilization of access codes, passwords and access procedures, may be denied, changed or terminated, at any time, at the sole discretion of Charter, without cause or liability to the Accessing Party or Users.

3.Terms of Use

a.The Accessing Party agrees to follow the then-current Charter Acceptable Use of Technology Policy as applicable, the current version of which is attached hereto as Exhibit C and incorporated herein by reference, as well as all other applicable Charter information security policies, standards or procedures that Charter has provided to Accessing Party, and to prevent improper access to the Network or applications on the Network by Users.  Charter reserves the right to revise its Acceptable Use Policy, Password Policy and its other information security policies, standards or procedures at any time, at which time Charter will provide such revised policies to Accessing Party.

b.Charter has the right to strictly control access to the Network to ensure security of its data.

c.It is the responsibility of the Accessing Party to ensure that all its Users with virtual private network (“VPN”) privileges do not enable access to the Network by unauthorized users.

4.Term

This Agreement will commence on the Effective Date and continue until terminated by either party hereto, at any time, without cause, five (5) days after receipt of written notice thereof, or as otherwise provided in this Agreement.   Accessing Party’s failure to comply with any of the provisions of this Agreement is a material breach of this Agreement. In such event, Charter may terminate the Agreement effective immediately upon written notice to the Accessing Party without prejudice to its rights or remedies available at law or in equity or further liability or obligation to Charter.  Upon termination or expiration of this Agreement, the Accessing Party will cease and will ensure that Users will cease all attempts to access the Network.  Termination or expiration of this Agreement will not relieve the Accessing Party of its obligation to hold Confidential Information (defined below) confidential.

5.Confidentiality

a.  Generally.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

1.In connection with this Agreement, Accessing Party may receive or have access to certain non-public information that is marked or otherwise specifically identified or which by its contents and the underlying circumstances, a reasonable person would consider proprietary or confidential (“Confidential Information”). In addition, Accessing Party acknowledges that it and its personnel may have access to data, records and documents pertaining to such Confidential Information. This Confidential Information may include, among other things, the personally identifiable information of current, former or prospective Charter customers or employees (also referred to as “Charter PII”), computer software, computer hardware, computer passwords, computer access information, computerized data, licenses, agreements, permits, specifications, designs, business plans, schematics, drawings, software, data, prototypes, or other business, marketing and/or technical information. For purposes of this Section, the party that discloses Confidential Information is referred to as the “Charter” and the party that receives Confidential Information is referred to as the “Accessing Party”.  Notwithstanding anything to the contrary, any and all Charter PII shall at all times be considered to be “Confidential Information.”

2.With respect to Confidential Information disclosed under this Agreement, the Accessing Party and its employees shall: (a) secure and hold the Confidential Information in confidence, exercising a degree of care not less than the care used by the Accessing Party to protect its own proprietary or confidential information that it does not wish to disclose (but in no event shall such care be less than that which is commercially reasonable), and specifically, the Accessing Party shall maintain and secure any Confidential Information in electronic data format using security measures that meet or exceed either the ISO/IEC 27002 information security controls standard or the NIST 800-53 framework; (b) restrict disclosure of the Confidential Information solely to those of its employees to whom further disclosure is necessary for Accessing Party to perform its obligations under this Agreement, and not disclose the Confidential Information to any other person or entity without the prior written consent of the Charter which shall not be unreasonably withheld; (c) secure in writing the agreement of such employees to keep Confidential Information confidential in accordance herewith; (d) use the Confidential Information only in connection with the performance of this Agreement, except as Charter may otherwise agree in writing; and (e) segregate all such Confidential Information from the confidential materials and information of Accessing Party or others to prevent commingling.

3.Confidential Information shall be deemed the property of Charter during the term of this Agreement and afterwards in perpetuity, subject only to the exceptions expressly stated herein. Upon written request of Charter, the Accessing Party shall return all Confidential Information received in tangible form, except that each party’s legal counsel may retain one copy for its files solely to provide a record of such Confidential Information for archival purposes.

4.Each party will keep this Agreement and its terms confidential and will make no press release or public disclosure, either written or oral, regarding the transactions contemplated by this Agreement without the prior consent of the other party hereto, which consent will not be unreasonably withheld; provided that the foregoing will not prohibit any disclosure that is required by law or the rules of any stock exchange or other entity where a party’s securities are traded.

5. Except to the extent of Charter PII for which the confidentiality obligations shall remain intact unless otherwise required by court order, the Accessing Party shall have no obligation to preserve the proprietary nature of Confidential Information that (a) was previously known to the Accessing Party free of any obligation to keep it confidential; (b) is or becomes publicly available by means other than unauthorized or illegal disclosure; (c) is developed by or on behalf of the Accessing Party independently of any Confidential Information furnished under this Agreement; or (d) is received from a third party whose disclosure does not violate any confidentiality obligation.

6. If the Accessing Party is required to disclose Charter’s Confidential Information by an order or a lawful process of a court or governmental body, the Accessing Party shall, if legally permitted, promptly notify Charter, and shall cooperate with Charter in seeking reasonable protective arrangements before the Confidential Information is produced.

7. Each party agrees that a breach of any of the terms of this “Confidentiality” Section by the Accessing Party or its representatives will result in irreparable harm for which there is no adequate remedy at law, and in the event of any such breach Charter may seek a preliminary or permanent injunction and/or specific performance which shall be granted upon a finding of a breach (or substantial likelihood of a breach in the case of a preliminary injunction). Such remedies shall not be deemed to be the exclusive

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

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remedies for a breach of the terms of this “Confidentiality” Section, but shall be in addition to all other remedies available at law or in equity.

8.  Upon reasonable request from Charter, Accessing Party shall provide access to, and the right to inspect, all records relating to (i) the collection, processing, or transfers of data relating to Charter’s Confidential Information and (ii) the information security measures used by Accessing Party to secure Confidential Information. Unless otherwise agreed, any such inspection shall occur only at the business offices of Accessing Party during normal business hours and shall be conducted by a mutually acceptable third-party inspector.   Accessing Party further agrees to cooperate in any regulatory investigation or in any internal investigation by Charter (and in responding to any inquiry relating to Charter PII). In the event of any such investigation or inquiry, upon notice to Accessing Party, Charter may suspend any further transfers of Confidential Information for so long as may be necessary to obtain assurances that any additional transfers will not provide the basis for further regulatory action or possible liabilities. Any such suspension will not relieve either party for any liability arising from this Agreement or any other commercial agreements with Charter.

10. The provisions set forth in this Section, shall survive the expiration or earlier termination of this Agreement.

b.ADDITIONAL REQUIREMENTS WITH RESPECT TO CHARTER PII.

1.All Charter PII (e.g. without limitation, names, addresses, telephone numbers, social security numbers, driver’s license numbers, payment card/bank account information, etc.) will be maintained by Accessing Party as confidential and will not be used for any purpose other than the completion of these specific duties undertaken in this Agreement.  Any collection, maintenance, and/or use of Charter PII by Accessing Party shall be undertaken (a) subject to the then current documented subscriber information collection business practices and written customer privacy policies of Charter (which practices and policies are described more fully at www.charter.com, and may be amended in Charter’s sole discretion from time to time); (b) in all cases, in compliance with all applicable local, state and federal laws, rules and regulations governing Charter’s collection, maintenance, transmission, dissemination, use and destruction of Charter PII, including, but not limited to, (i) the provisions of 47 U.S.C. § 551, et seq., as if Accessing Party were deemed a “cable operator”, (ii) any state and federal security breach notification laws,  (iii) any state and federal law requiring the protection of personally identifiable information, and (iv) the rules, regulations and directives of the Federal Communications Commission and the Federal Trade Commission, as amended from time to time; and (c) in compliance with the Payment Card Industry Data Security Standards (PCI DSS), including remaining aware at all times of changes to the PCI DSS and promptly implementing all procedures and practices as may be necessary to remain in compliance with the PCI DSS at Accessing Party’s sole cost and expense, to the extent the recipient has access to any system that contains Charter customer’s payment card information.

2.Accessing Party acknowledges that Accessing Party is responsible for the security of any Charter customers’ payment card information to which it has access (whether stored, transmitted, processed, or otherwise accessible or in its possession), including without limitation to the extent to which Accessing Party’s acts or omissions could impact the security of such payment card information. Accessing Party shall maintain all information and records related to the specific PCI Standards requirements applicable to Accessing Party and its treatment of cardholder information and shall provide such information or records to Charter upon request.

3.Accessing Party shall retain all Charter PII only for so long as is reasonably necessary to complete the purposes for which the Charter PII has been disclosed to Accessing Party, unless otherwise specified by a mutual written agreement of the Parties. Thereafter, Accessing Party shall, at Charter’s election, permanently destroy or return such information to Charter with a certification signed by an officer of Accessing Party that all such Charter PII has been destroyed or returned.  Accessing Party shall comply with all reasonable directions provided by Charter with respect to the return or disposal of Charter PII.

4.Under no circumstances shall Accessing Party disclose Charter PII to any third party (even if under contract to that party) or to any personnel of the party responsible for publicity or for end-user sales or marketing.

c. Breach of Confidential Information

1.For the purposes of this Section a “Security Incident” is defined as any actual or reasonably suspected compromise, unauthorized use or disclosure of Confidential Information or Charter PII, or any other breach of this Section.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

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2.Accessing Party shall: (i) provide Charter with the name and contact information for an employee of Accessing Party who shall serve as the primary security contact and shall be available to assist Charter twenty-four (24) hours per day, seven (7) days per week as a contact in resolving obligations associated with a Security Incident; (ii) notify Charter of a Security Incident as soon as practicable, but no later than twenty-four (24) hours after Accessing Party becomes aware of it; and (iii) notify Charter of any Security Incident by telephone at the following number at ************** and written communication by e-mailing Charter with a read receipt at ******************************* and with a copy by e-mail to Accessing Party’s primary business contact within Charter.

3.Immediately following Accessing Party’s notification to Charter of a Security Incident, the parties shall coordinate with each other to investigate the Security Incident. Accessing Party agrees to fully and reasonably cooperate with Charter in Charter’s handling of the matter, including, without limitation: (i) assisting with any investigation; (ii) providing Charter with physical access to the facilities and operations affected; (iii) facilitating interviews with Accessing Party’s employees and others involved in the matter; and (iv) making available all relevant records, logs, files, data reporting and other materials required to comply with applicable law, regulation, industry standards or as otherwise reasonably required by Charter.

4.Accessing Party shall take reasonable steps and use best efforts to immediately remedy any Security Incident and prevent any further Security Incidents at Accessing Party’s expense in accordance with applicable privacy rights, laws, regulations and standards. Accessing Party shall reimburse Charter for actual reasonable costs incurred by Charter in responding to, and mitigating damages caused by, any Security Incident, including all costs of notice and/or remediation.

5.Accessing Party agrees that it shall not inform any third party of any Security Incident without first obtaining Charter’s prior written consent, other than to inform a complainant that the matter has been forwarded to Charter’s legal counsel. Further, Accessing Party agrees that Charter shall have the sole right to determine: (i) whether notice of the Security Incident is to be provided to any individuals, regulators, law enforcement agencies, consumer reporting agencies or others as required by law or regulation, or otherwise in Charter’s discretion; and (ii) the contents of such notice, whether any type of remediation may be offered to affected persons, and the nature and extent of any such remediation.

6.Accessing Party agrees to reasonably cooperate, at its own expense, with Charter in any litigation or other formal action deemed reasonably necessary by Charter to protect its rights relating to the use, disclosure, protection and maintenance of Charter PII.

6.Laws

In addition to the requirements of Section 5, the Accessing Party will abide by all applicable laws, statutes, rules, ordinances and regulations including U.S. export control laws and regulations.  This Agreement will be governed by the laws of the State of Missouri without giving effect to its conflict of laws principles.

7.Warranties and Limitations of Liability

CHARTER MAKES NO WARRANTIES, EXPRESS OR IMPLIED, INCLUDING THE WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE, MERCHANTABILITY, TITLE, OR AGAINST INFRINGEMENT, ARISING OUT OF THIS AGREEMENT OR THE USE OF THE NETWORK BY THE ACCESSING PARTY OR USERS.  CHARTER WILL NOT BE RESPONSIBLE FOR ANY CONSEQUENTIAL, INDIRECT, SPECIAL, OR PUNITIVE DAMAGES ARISING OUT OF THIS AGREEMENT.  Any loss or damage occurring to the Accessing Party or Users arising from the use of the Network will be the sole responsibility of the Accessing Party or Users, unless and except to the limited extent such loss or damage was caused by Charter’s acts or omissions.  Without limiting the foregoing, Charter will not be liable to the Accessing Party or Users for: (i) any loss or corruption of Accessing Party data stored in or transmitted through the Network; (ii) any incorrect results obtained by using the Network; (iii) any interruption of access or use of the Network for whatever reason; (iv) access of any Accessing Party data by third parties; or (v) toll fraud in accessing, using or egressing the Network.

8.Ownership and Use

Except for information or data input into the Network by the Accessing Party (“Accessing Party Information”), all information, including data, created or contained in the Network, including messages, is the property of Charter or one or more third parties (“Information”).  The Accessing Party hereby assigns to Charter, to the extent it has the right so to do, all of its right, title, and interest in and to Information created on the Network.  Except as otherwise required by law, Charter hereby grants to the Accessing Party a non-

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

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exclusive, perpetual, royalty free license to use such Information for legitimate business purposes in furtherance of the Accessing Party’s business relationship with Charter or its affiliates and for no other purpose.  Except as otherwise required by law, the Accessing Party hereby grants to Charter a non-exclusive, perpetual, royalty free license to use Accessing Party Information for any legitimate business purposes in furtherance of the Accessing Party’s business relationship with Charter or its affiliates and for no other purpose.

9.Indemnity

The Accessing Party shall defend, indemnify and hold harmless Charter, its parent company and its subsidiaries, affiliates, and their respective officers, directors, employees, agents, successors and permitted assigns (each, a “Charter Indemnitee”) from and against all losses, damages, liabilities, deficiencies, actions, judgments, interest, awards, penalties, fines, costs or expenses of whatever kind, including reasonable attorneys’ fees, the cost of enforcing any right to indemnification hereunder and the cost of pursuing any insurance providers, arising out of or resulting from any third-party claim against any Charter Indemnitee arising out of or resulting from Accessing Party’s failure to comply with any of its obligations under this Section in performance of this Agreement, including but not limited to Accessing Party’s negligence, willful misconduct, breach of contract or violations of applicable law by the Accessing Party or Users.

10.Malicious Code Attacks

The Accessing Party shall be liable for all damage to or loss of computer files or programs, disruption of use of all or any part of the Network or other Charter computer systems, or other loss or damage to Charter, which results in whole or in part, directly or indirectly, from the Accessing Party introducing a computer virus or other code designed to destroy, corrupt, facilitate theft of data or software, or disable or lock software or the Network on Charter computer systems or networks.  The Accessing Party shall not be so liable to the extent that such computer virus or such other code was unintentionally introduced on Charter computer systems or networks and the Accessing Party has used reasonable care to detect and eliminate computer viruses using then-current industry standard security and anti-virus tools.

11.Assignment; Relationship of Parties

This Agreement may not be assigned by the Accessing Party without the prior written consent of Charter, which may be withheld by Charter in its sole judgment.  Nothing in this Agreement will be construed to make the Accessing Party or any of its employees an employee, agent, joint venturer or partner of Charter.  In no event will Accessing Party or User represent that they have authority to bind, or to act for or on behalf of, Charter or any Charter affiliate unless Charter has previously authorized them to do so in writing.

12.Software

In no event will Users copy, download, modify, reverse engineer, decompile, disassemble or create derivative works of Charter software programs, or third party software programs licensed to Charter.  Accessing Party will provide, maintain and utilize all necessary software and security programs to secure their hardware, software, network and any other application or device used to connect to any portion of the Network.

13.Entirety

This Agreement embodies the entire understanding between Charter and the Accessing Party and there are no contracts, agreements, understandings, conditions, warranties or representations, oral or written, express or implied, with reference to the subject matter hereof which are not merged herein.

14.Internet Access

Except to the extent access rights are expressly granted by Charter to the Accessing Party, in writing, neither the Accessing Party nor any of its employees, agents, officers or directors not located at a Charter owned or managed site will access or use the Internet through any Charter gateway or other Charter connection to the Internet.  Such use by “on-site” Users will only be for legitimate

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business purposes. Users will not use such Charter connection in violation of any law, statute, regulation, rule or ordinance of any government entity, domestic or foreign, and will not use such Charter connection in a way that will subject Charter to any criminal or civil liability.

15.Authorization, Responsible Parties

It is the responsibility of the Accessing Party to ensure that all Users are familiar with Charter’s Acceptable Use Policy and are responsible and appropriate persons to have access to the Network.  It is the responsibility of the Accessing Party to ensure that all Users practice secure networking at their location at all times.  This Agreement must be signed or authorized by an officer of Charter Communications (vice president or above) or this Agreement shall be null and void.

It is the responsibility of the Accessing Party to immediately notify Charter’s IT Help Desk by calling  **************, or the successor telephone number thereto, when access has expired, when employees who are Users are terminated by the Accessing Party.  When the possibility exists that a Security Incident has or will occur, Accessing Party must immediately call your Charter Sponsor and then call Charter’s Law Enforcement Hotline at ************** or e-mail *******************************.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

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EXHIBIT C

ACCEPTABLE USE OF TECHNOLOGY POLICY

Policy Issuer: Compliance	Applicable To: All business units	Effective Date: 3/15/2006	Last Revised: 10/27/15
Title: Acceptable Use of Technology Policy		Approved By: Compliance Committee	Info Classification: Internal Only

Table of Contents:

Table of Contents	1

	1.0 PURPOSE	1

	2.0 SCOPE	1

	3.0 POLICY	2

	3.1 GENERAL GUIDELINES	2

	3.2 EQUIPMENT/HARDWARE	3

	3.3 PORTABLE STORAGE DEVICES	3

	3.4 AUTHENTICATION	5

	3.5 WIRELESS CONNECTIVITY ON CHARTER PREMISES	6

	3.6 ILLEGAL OR PROHIBITED ACTIVITIES	6

	3.7 ELECTRONIC COMMUNICATIONS	7

	4.0 REPORTING BREACHES IN SECURITY AND VIOLATIONS OF THIS POLICY	8

	5.0 ENFORECEMENT	8

	6.0 GLOSSARY	8

	References	11

1.0 PURPOSE

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The purpose of the Acceptable Use of Technology Policy ("Policy") is to define the standards for the acceptable use of Charter Communications' ("Charter") computing equipment, information and communications. This Policy is to be read in conjunction with the Employee Handbook, Code of Conduct and the Information Classification & Protection Policy.

2.0 SCOPE

This Policy applies to all of Charter's employees, contractors, vendors, agents, consultants, temporary workers and any other person or entity who has access to or connects to any of Charter's electronic, network or other electronic resources (the "Network"), or who utilize any computing or other equipment owned, leased or managed by Charter or any equipment that is connected to the Network ("Equipment"). This Policy governs all access including local, remote, and mobile access to the Network. All capitalized terms are defined in the Glossary.

3.0 POLICY

The requirements contained herein are cumulative and are meant to be read in conjunction with one another and not in isolation

3.1 GENERAL GUIDELINES

1.	ALWAYS exercise common sense and good judgment
2.

Access to the Network is a privilege, not a right. Access may be suspended at any time and for any reason. Charter reserves the right to monitor, audit and police the use of its Network and any content or communication stored on or communicated through the Network. Your use of the Network or the Equipment constitutes your consent to this monitoring.

3.	Any data or other Information created or stored on the Network or any Equipment becomes and/or remains the property of Charter.
4.

All company Information must be protected according to the requirements of Charter's Information Classification & Protection Policy. Information contained on the Network or Equipment is classified as Public, Internal Only, Restricted or Sensitive. Instructions on how these different types of Information must be accessed, distributed, stored and disposed of are contained in the Information Classification & Protection Policy.

5.

Some parts of this Policy may require you to encrypt certain information or transmission paths. If you need assistance encrypting any information or using Charter's approved encryption software, contact Charter's IT SOC by calling ************** or submitting an IT Remedy ticket at *************************

6.	Charter may modify this Policy without notice.
7.

Units, departments, and groups may establish more restrictive policies for their respective users but may not waive or lessen any requirement contained in this Policy without written authorization from the Compliance Committee or

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its designee. Any such more restrictive policy must be in writing and must be made available to that unit, department or group that is subject to the additional restrictions.
8.

In accordance with Charter's Employee Privacy Policy, you should have no expectation of privacy in any location, item, information or communication existing or occurring on or in Charter's property or when using Charter's resources or equipment, even if protected by passwords, access codes, keys, locks or other security devices.

9.

At the end of your employment or service, you are required to relinquish all Charter owned, leased or managed Equipment and all files or Information in an unencrypted, non-password protected and readily accessible form. You may not attempt or continue to access the Network or Equipment after the end of your employment or service.

10.

ALWAYS take all required training including but not limited to Compliance Awareness, Security & Privacy, Harassment Prevention in the Workplace and Records & Information Management training. Most required employee training courses are available on Charter's training site, Charter University.

11.	ALWAYS follow all applicable policies including but not limited to the Employee Handbook, Code of Conduct, Information Classification & Protection Policy and Records & Information Management Policy.

3.2 EQUIPMENT/HARDWARE

1.	NEVER connect personal equipment to the Network without authorization from Charter's IT SOC.
2.

NEVER remove Equipment from Charter premises without authorization. Employees who are issued laptop computer or other Portable Storage Devices that are intended to be removed from the premises are presumed to have authorization unless otherwise instructed.

3.	NEVER knowingly perform an act which will interfere with the normal operation of Charter's Network and Equipment.
4.	ALWAYS have up to date anti-virus software installed and running on all Equipment connected directly or remotely to the Network.
5.	Never disable Charter's centrally managed anti-virus and anti-malware security software.
6.	Always report anti-virus or anti-malware that reports an out of date issue to the IT SOC by calling ***********.
7.	Equipment connected to the Network must meet the minimum requirements established by Charter's Information Technology Department, as modified form time to time.
8.	Except as otherwise provided, ALWAYS store all Charter Information on your assigned Charter network "Home Drive," a department network "Shared Drive" or an approved SharePoint/COIN collaboration site.

3.3 PORTABLE STORAGE DEVICES

Portable Storage Devices are especially susceptible to being lost or compromised and additional requirements must be followed. The following are some general requirements followed by additional specifications for particular types of Portable Storage Devices. Portable Storage Devices are divided into five broad categories: (1) laptops and mobile computers, (2) CD/DVD/Disk, (3) external hard drives (including removable hard drives and USB thumb/flash drives), (4) backup tapes, and (5) handheld/wireless devices.

A. General Requirements

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1.

NEVER leave any Portable Storage Devices unattended and unsecured. When a device is left unattended, it should be protected as much as possible against unauthorized access or removal (e.g., locked in a cabinet, drawer, hotel room safe, cable locked or otherwise protected from unauthorized removal).

2.

NEVER leave any Portable Storage Devices in any vehicle overnight. Never leave a device unattended in a vehicle unless it is protected as much as possible against unauthorized access or removal (e.g., locked in the trunk or, if the vehicle does not have a trunk, in a location that is not visible from outside the vehicle).

3.

ALWAYS immediately report all lost or stolen Portable Storage Devices to Charter's IT SOC by calling **************. If the lost or stolen Portable Storage Device contains ANY customer or employee information, immediately alert your supervisor and file a report on EthicsPoint.

4.	ALWAYS comply with the instructions and requests of those assigned to investigate the lost or stolen Portable Storage Device.
5.	ALWAYS take precautions to prevent your login, password, and any Charter Information from being viewed by others while using a Portable Storage Device.
6.

Except as otherwise provided herein, NEVER save Charter Information or other files on your Portable Storage Device other than those files automatically saved on it by the device's applications or necessary to run the Portable Storage Device.

7.	NEVER store any unencrypted SENSITIVE Charter Information on any Portable Storage Device, in accordance with this Policy.

B. Laptops and Mobile Computers

1.	ALWAYS connect to Charter's VPN if you are going to access the Internet from Charter Equipment while not connected to Charter's Network.
2.	Except as provided by B.3., ALWAYS store all Charter Information on your assigned Charter network "Home Drive," a department network "Shared Drive" or an approved SharePoint/COIN collaboration site.
3.

You may check-out or create, as applicable, files (other than those containing SENSITIVE Charter Information) using the check-in/check-out procedures if you will not be connected to Charter's Network and unable to use the VPN. Find directions on Panorama to learn more about the check-in/check-out procedures.

4.	ALWAYS check-in all files that were previously checked-out as soon as your Portable Storage Device is reconnected to Charter's Network.

C. CD/DVD/Disk

1.	ALWAYS encrypt all SENSITIVE Charter Information saved to CD/DVD/Disk in accordance with Charter's Encryption Policy.
2.	ALWAYS encrypt or password protect all RESTRICTED Charter Information saved to CD/DVD/Disk.

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3.	You may store Charter Information that is NOT SENSITIVE or RESTRICTED but has a legitimate business purpose to a CD/DVD/Disk without encryption or password protection.
4.	AVOID saving any information that does not have legitimate business purposes to any CD/DVD/Disk using Charter's Network.
5.

You may read/access information on a CD/DVD/Disk that does not have a legitimate business purpose with your supervisor's approval so long as such use is consistent with Charter's Employee Handbook and the other requirements of this Policy.

6.

ALWAYS save Charter Information to an appropriate network drive and then destroy (pursuant to Information Classification & Protection Policy) or put adequate physical controls (pursuant to Information Classification & Protection Policy) to protect any CD/DVD/Disk you receive that contains RESTRICTED or SENSITIVE Charter Information that has not been encrypted or password protected as required by the above requirements.

D. External Hard Drives (including USB thumb/flash drives)

1.	NEVER store/save RESTRICTED or SENSITIVE Information to external hard drive without Charter's Corporate Information Technology Department's review and written approval.
2.	ALWAYS encrypt all SENSITIVE Charter Information saved to an external hard drive in accordance with Charter's Encryption Policy.
3.	ALWAYS encrypt or password protect all RESTRICTED Charter Information saved to an external hard drive.
4.	You may store Charter Information that is NOT SENSITIVE or RESTRICTED but has a legitimate business purpose to an external hard drive without encryption or password protection.
5.	NEVER save any information that does not have legitimate business purposes to any external hard drive using Charter's Network.
6.

You may read/access an external hard drive that does not have a legitimate business purposes with your supervisor's approval so long as such use is consistent with Charter's Employee Handbook and the other requirements of this policy.

7.

ALWAYS save the information to an appropriate network drive and then destroy (pursuant to Information Classification & Protection Policy) or put adequate physical controls (pursuant to Information Classification & Protection Policy) to protect any external hard drive you receive that contains RESTRICTED or SENSITIVE Charter Information that has not been encrypted or password protected as required by the above requirements.

E.Backup Media

The use of backup Media is governed by the Electronic Data Backup Policy.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

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F.Handheld/Wireless Devices

1.	ALL Handheld/Wireless Devices must be password protected, including personal devices containing any Information.
2.	NEVER send to or save any RESTRICTED or SENSITIVE Charter Information to a

Handheld/Wireless Device unless it is protected in accords with Charter's Information Security Policy.

3.4 AUTHENTICATION

1.

You are responsible for the security and confidentiality of your passwords and account access. If your password is lost, stolen or if its integrity is compromised immediately alert Charter's IT SOC by calling **************.

2.	ALWAYS change your password(s) at least every sixty (60) days.
3.	Account access must be revoked within 48 hours of any reported terminated user.
4.

An account review process must identify all unused network accounts every 90 days. Accounts identified as being inactive or unused for this time frame will be disabled unless proper business justification is submitted.

5.

When accessing Charter Communications information system resources, any account failing to provide proper credentials six consecutive times must be locked out for a period of no less than 30 minutes or until support personnel can reset the account.

6.	Any user computer session inactive for a period of 15 minutes must be re-authenticated by entering network credentials at the logon screen. Charter technology standards enforce this requirement.
7.	Shared, group, or generic IDs must be disabled or removed and not used for individual system administration or other critical functions.
8.

ALWAYS use a strong password that is at least eight (8) alphanumeric characters in length, uses "special" charters in addition to numbers and letters (e.g., !@#$%^&*()_+1—), and uses both upper and lower case characters (e.g., a-z, A-Z). Do not base password off of any personal information (e.g., date of birth, name) or that are words any language, slang, dialect, jargon, etc. Never use common or generic usernames or passwords (e.g., admin or password).

9.

NEVER reveal your password to any other person, at any time, for any reason. This includes your supervisor, co-workers, vendors, or third-parties such as family and other household members. Charter Information Technology staff will NEVER ask for your password.

10.	NEVER write down or store your password in an unprotected fashion or transmit it via e-mail or another form of unencrypted communication.
11.	ALL passwords must be deleted or changed immediately upon of the end of employment or service any User.
12.

ALWAYS review your level of access (including which systems and applications you have access to) whenever your responsibilities, function or position changes. It is the obligation of every User to make sure that their level of access is current.

13.	ALL User-, system- and application-level passwords must conform to Charter's Password Policy.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

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3.5 WIRELESS CONNECTIVITY ON CHARTER PREMISES

1.Onsite Charter employees and contractors must access the network via wired connection unless no wired connection is available. In the event, no wired connection is available "CharterCorp" or a duly authorized alternative must be utilized. "CharterGuest" connections are limited.

2."Charter_Guest_Wireless" is for the use of Charter guests such as vendor visits. "Charter_Guest_Wireless" must not be utilized by Charter employees or contractors to access the Charter network unless no wired or "Charter_Wireless" connections are available.

3.Only Charter authorized devices are allowed to connect to the Charter Network.

3.6 ILLEGAL OR PROHIBITED ACTIVITIES

1.	ALWAYS comply with all applicable laws, the Code of Conduct and all Charter policies.
2.	NEVER violate any rights protected by copyright, trade secret, patent or other intellectual property, or similar law or regulations.
3.

NEVER make any unauthorized use, duplications, broadcast or sharing of any content, in any form, that is subject to any copyright or other restriction and for which Charter or the User does not have the appropriate license.

4.

NEVER allow anyone else to use your username or password to log onto the Network or any application. NEVER use Equipment or an account that you are not authorized to use or obtain a password without the consent of the account owner.

5.	NEVER use the Network to gain unauthorized access to any computer system.
6.	NEVER attempt to circumvent data protection mechanisms, content filters or uncover security flaws.
7.	NEVER use any software/application that has not been approved by Charter's Information

Technology department or violate the terms of any applicable software licensing agreements or terms of use.

8.	NEVER mask the identity of an account or machine without authorization.
9.	NEVER attempt to monitor or tamper with anyone's electronic communications, or read, copy, change or delete anyone's files or software without authorization.
10.	NEVER export software, technical information, encryption software or technology to foreign countries or nationals in violation of export control laws.
11.	NEVER knowingly introduce or disseminate any malicious programs or code (e.g., virus, worm, trojan horse, e-mail bomb, etc.) into or on the Network.
12.	NEVER access, procure or transmit any material or content in violation of Charter's Sexual Harassment or any other Charter policy or that creates a hostile work environment.
13.

NEVER use the Network or Equipment to search for, access or otherwise utilize any site, service or content related to gambling or gaming, adult material or content, that disparages any racial, ethnic, religious or other group in violation of Charter's policies, or social unauthorized networking sites (including online dating), in accordance with the Employee Handbook and the Online Public Communications Policy.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

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3.7 ELECTRONIC COMMUNICATIONS

The following are additional requirements that apply to Electronic Communications. The term Electronic Communications includes but is not limited to e-mail, text messages, instant messages, telephone calls or any other type of analog or digital communication sent over or using the Network or using the Equipment.

1.	ALWAYS exercise caution when opening e-mail attachments received from unknown or untrusted senders.
2.	NEVER distribute unsolicited e-mail messages including sending of "junk mail" or other advertising material when outside your scope of responsibility.
3.	NEVER distribute "chain letters," "Ponzi" or other "pyramid" schemes of any type.
4.	NEVER make or send harassing e-mail, telephone calls or other messages whether through language, frequency, or size of messages.
6.	NEVER introduce sexually explicit or otherwise offensive material into any electronic communication or other Medium unless this activity is a part of the Users authorized job duty.
7.	NEVER use unauthorized or forged e-mail header information.
8.	NEVER post to, participate in or host blogs, newsgroups, chat rooms or other similar activities in violation of Charter's Online Public Communications Policy.
9.

NEVER email unencrypted SENSITIVE Information, including but not limited to social security numbers, driver's license or state-issued identification numbers, or financial account numbers or credit or debit card numbers.

10.	NEVER use non-Charter e-mail, instant messaging or other communications services not approved by Charter's IT Department to conduct company business.
11.	NEVER transmit Records (as defined by Charter's Records & Information Management Policy) via voicemail, text messages or instant messages.

4.0 REPORTING BREACHES IN SECURITY AND VIOLATIONS OF THIS POLICY

Reporting Breaches in Security

If you observe or suspect any type of suspicious, abnormal or unauthorized activity that threatens the integrity, confidentiality or availability of Charter's Network or Equipment; or any activity that compromises or is likely to compromise customer or employee personal information, whether through unauthorized disclosure, access or destruction, you should immediately contact your supervisor and file a report on EthicsPoint. Threats to the Network should also be reported to Charter's IT SOC by calling **************.

Reporting Violations of this Policy

Except as otherwise stated herein, violations or noncompliance with this policy should be reported your manager, your local human resources representative or to EthicsPoint.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

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5.0 ENFORCEMENT

Any violation of this Policy may result in termination of your use or access to the Network and/or disciplinary action up to and including termination. Charter may take any legal action it deems appropriate and/or report any suspected unlawful conduct to law enforcement.

6.0 GLOSSARY

Term	Term Description
Charter	Charter Communications, Inc. and its subsidiaries and affiliates.
Charter University	Charter's Online training and education website. Charter University is available at ***************.
Enterprise Support Desk (IT SOC)

A dedicated team of IT professionals that assist with administrating and supporting various Information Technology functions, including but not limited to on- and off-boarding Network access, incident management and resolution, IT alert and notifications, and other back office functions.

The Enterprise Support Desk may be reached by calling **************

or by submitting an IT "remedy" ticket at ************************.
Equipment

Any computing or other equipment that is owned, leased or managed by Charter or that is connected to the Network, including but not limited to computers, servers, routers, handheld/mobile/wireless devices (e.g., cell phones, personal digital assistants, handheld computers).

EthicsPoint

Charter's reporting mechanism that provides out employees, customers, vendors and suppliers with a simple, anonymous and confidential way of reporting their concerns of unethical behavior, violations or suspected violations of the law and/or the Code of Conduct.

EthicsPoint reports may be filed 24 hours a day, 7 days a week by visiting ************************** or by calling (***) ********.

Information

All data within Charter's possession or control that is created or received by users during the performance of their duties at Charter. Information can be broken down into two categories that are defined as "Records" and "Non-Records."

See the Records & Information Management Policy

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

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Internal Only Information

Information that is not Restricted or Sensitive and which is not approved for general circulation outside of the company, where its disclosure would inconvenience the company, but is unlikely to result in significant financial loss or serious damage.

Examples: internal memos, unpublished marketing materials, competitive analysis, company policies, etc.

See the Information Classification & Protection Policy

Medium	Object (such as paper) or device (such as a hard drive, tape or optical disk) upon which Information is stored. See the Records & Information Management Policy
Network

Any and all of Charter's electronic, network or other resources, including but not limited to computing equipment, software and applications, databases, electronic mail, the Internet, telephone, voicemail and all telecommunications facilities.

Non-Record

Information that has no business value and which is not subject to statutory or regulatory record-keeping requirements, as specified by Charter's Record Retention Schedules, including, but not limited to, drafts and copies of Records.

See the Records & Information Management Policy

Policy	Employee Acceptable Use of Technology Policy
Portable Storage Device

Includes laptops and other mobile computers, compact disks (CDs), digital video disks (DVDs), backup tapes, universal serial bus (USB) thumb drives, wireless handheld devices (such as Blackberries) or other personal digital assistants (PDAs), mobile phones, external hard drives and other movable devices that can be used to store or transfer Information.
Public Information

Information that does not fall within one of the more restrictive categories and that can be made available to the public without any financial, legal or other implications to Charter.

Examples: information in the public domain, released press releases, published marketing materials, publically filed documents, etc.

See the Information Classification & Protection Policy

Record

Information recorded on a Medium and intentionally retained and managed as evidence of an organization's activities, decisions, events, actions or transactions because of its ongoing business, operational, legal, regulatory and / or historical value.

See the Records & Information Management Policy

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

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Restricted Information

Information that is not Sensitive and which is considered critical to the organization's ongoing operations and could seriously impede or disrupt them if disclosed without authorization or made available to the public.

Examples: accounting information, proprietary intellectual property, business plans, subscriber or employee information (that is not classified as Sensitive), etc.

See the Information Classification & Protection Policy

Sensitive Information

Any highly sensitive internal information about customers, employees or other information which the loss of confidentiality, integrity, or availability could be expected to have a severe adverse effect on the company. The highest levels of integrity, confidentiality, and restricted availability are vital.

Examples: customer or employee social security or tax identification number, driver's license or state issued identification number, financial or payment card information, information regard impending cable system acquisitions or divestitures, investment strategies, etc.

See the Information Classification & Protection Policy

User	Any person or thing that accesses the Network or uses the Equipment.

REFERENCES

All companywide policies may be found on the Policies page of Charter's intranet site, Panorama.

Code of Conduct

Electronic Data Backup Policy

Employee Handbook

Employee Privacy Policy

Encryption Policy

EthicsPoint (compliance and incident reporting website)

Information Classification & Protection Policy

Online Public Communications Policy

Records & Information Management Policy

Panorama

Wireless Device Policy

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

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SCHEDULE M

SOURCE CODE ESCROW AGREEMENT

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

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MASTER PREFERRED ESCROW AGREEMENT

Master Number 0319010-00001

This Agreement is effective Oct. 31, 1996 among Data Securities International, Inc. ("DSI"), CSG Systems, Inc.  ("Depositor") and any additional party signing the Acceptance Form attached to this Agreement  (“Preferred Beneficiary”), who collectively may be referred to in this Agreement as "the parties."

ADepositor and Preferred Beneficiary have entered or will enter into a license agreement, development agreement, and/or other agreement regarding certain proprietary technology of Depositor (referred to in this Agreement as "the license agreement").

B.Depositor desires to avoid disclosure of its proprietary technology except under certain limited circumstances.

C.The availability of the proprietary technology of Depositor is critical to Preferred Beneficiary in the conduct of its business and, therefore, Preferred Beneficiary needs access to the proprietary technology under certain limited circumstances.

D.Depositor and Preferred Beneficiary desire to establish an escrow with DSI to provide for the retention, administration and controlled access of certain proprietary technology materials of Depositor.

E.The parties desire this Agreement to be supplementary to the license agreement pursuant to 11 United States [Bankruptcy] Code, Section 365(n).

ARTICLE 1  --  DEPOSITS

1.1Obligation to Make Deposit.  Upon the signing of this Agreement by the parties, including the signing of the Acceptance Form, Depositor shall deliver to DSI the proprietary information and other materials ("deposit materials") required to be deposited by the license agreement or, if the license agreement does not identify the materials to be deposited with DSI, then such materials will be identified on an Exhibit A.  If Exhibit A is applicable, it is to be prepared and signed by Depositor and Preferred Beneficiary.  DSI shall have no obligation with respect to the preparation, signing or delivery of Exhibit A.

1.2Identification of Tangible Media.  Prior to the delivery of the deposit materials to DSI, Depositor shall conspicuously label for identification each document, magnetic tape, disk, or other tangible media upon which the deposit materials are written or stored.  Additionally, Depositor shall complete Exhibit B to this Agreement by listing each such tangible media by the item label description, the type of media and the quantity.  The Exhibit B must be signed by Depositor and delivered to DSI with the deposit materials.  Unless and until Depositor makes the initial  deposit with DSI, DSI shall have no obligation with respect to this Agreement, except the obligation to notify the parties regarding the status of the deposit account as required in Section 2.2 below.

1.3Deposit Inspection.  When DSI receives the deposit materials and the Exhibit B, DSI will conduct a deposit inspection by visually matching the labeling of the tangible media containing the deposit materials to the item

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descriptions and quantity listed on the Exhibit B.  In addition to the deposit inspection, Preferred Beneficiary may elect to cause a verification of the deposit materials in accordance with Section 1.6 below.

1.4Acceptance of Deposit.   At completion of the deposit inspection, if DSI determines that the labeling of the tangible media matches the item descriptions and quantity on Exhibit B, DSI will date and sign the Exhibit B and mail a copy thereof to Depositor and Preferred Beneficiary.  If DSI determines that the labeling does not match the item descriptions or quantity on the Exhibit B, DSI will (a) note the discrepancies in writing on the Exhibit B; (b) date and sign the Exhibit B with the exceptions noted; and (c) provide a copy of the Exhibit B to Depositor and Preferred Beneficiary.  DSI's acceptance of the deposit occurs upon the signing of the Exhibit B by DSI.  Delivery of the signed Exhibit B to Preferred Beneficiary is Preferred Beneficiary's  notice that the deposit materials have been received and accepted by DSI.

1.5Depositor's Representations.  Depositor represents as follows:

a.	Depositor lawfully possesses all of the deposit materials deposited with DSI;

b.	With respect to all of the deposit materials, Depositor has the right and authority to grant to DSI and Preferred Beneficiary the rights as provided in this Agreement;

c.	The deposit materials are not subject to any lien or other encumbrance;

d.	The deposit materials consist of the proprietary information and other materials identified either in the license agreement or Exhibit A, as the case may be; and

e.	The deposit materials are readable and useable in their current form or, if the deposit materials are encrypted, the decryption tools and decryption keys have also been deposited.

1.6Verification.  Preferred Beneficiary shall have the right, at Preferred Beneficiary's expense, to cause a verification of any deposit materials.  A verification determines, in different levels of detail, the accuracy, completeness, sufficiency and quality of the deposit materials.  If a verification is elected after the deposit materials have been delivered to DSI, then only DSI, or at DSI's election an independent person or company selected and supervised by DSI, may perform the verification.

1.7Deposit Updates.  Unless otherwise provided by the license agreement, Depositor shall update the deposit materials within 60 days of each release of a new version of the product which is subject to the license agreement.  Such updates will be added to the existing deposit.  All deposit updates shall be listed on a new Exhibit B and the new Exhibit B shall be signed by Depositor.  Each Exhibit B will be held and maintained separately within the escrow account.  An independent record will be created which will document the activity for each Exhibit B.  The processing of all deposit updates shall be in accordance with Sections 1.2 through 1.6 above.  All references in this Agreement to the deposit materials shall include the initial deposit materials and any updates.

1.8Removal of Deposit Materials.  The deposit materials may be removed and/or exchanged only on written instructions signed by Depositor and Preferred Beneficiary, or as otherwise provided in this Agreement.

ARTICLE 2  -- CONFIDENTIALITY AND RECORD KEEPING

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

2.1Confidentiality.

a.

DSI shall maintain the deposit materials in a secure, environmentally safe, locked facility which is accessible only to authorized representatives of DSI.  DSI shall have the obligation to reasonably protect the confidentiality of the deposit materials and any other  confidential and proprietary information ("Information") disclosed to DSI in connection with this Agreement. DSI  will take all reasonable precautions necessary to safeguard the confidentiality of the Depositor’s Information, including (i) those required under this Section 2.1, (ii) those taken by DSI to protect its own confidential information and (iii) those which the Depositor may reasonably request from time to time and for which the Depositor has agreed to pay DSI’s quoted fees for such requested precaution.

b.

Except as provided in this Agreement, DSI shall not disclose, transfer, make available, or use the Information.  DSI shall not disclose the content of this Agreement to any third party.  If DSI receives a subpoena or other order of a court or other judicial tribunal pertaining to the disclosure or release of the deposit materials, DSI will immediately notify the parties to this Agreement.  It shall be the responsibility of Depositor and/or Preferred Beneficiary to challenge any such order; provided, however, that DSI does not waive its rights to present its position with respect to any such order.  DSI will not be required to disobey any court or other judicial tribunal order.  (See Section 7.5 below for notices of requested orders.)

c.

The parties acknowledge that Depositor will be irreparably harmed if DSI’s obligations under this Section 2.1 are not specifically enforced and that Depositor would not have an adequate remedy at law in the event of an actual or threatened violation by DSI of its obligations.  Therefore, DSI agrees that Depositor shall be entitled to an injunction or any appropriate decree of specific performance for any actual or threatened violations or breaches by DSI, its employees or agents, without the necessity of Depositor showing actual damages or that monetary damages would not afford an adequate remedy.

2.2Status Reports.  DSI will issue to Depositor and Preferred Beneficiary a report profiling the account history at least semi-annually.  DSI may provide copies of the account history pertaining to this Agreement upon the request of any party to this Agreement.

2.3Audit Rights.  During the term of this Agreement, Depositor and Preferred Beneficiary shall each have the right to inspect the written records of DSI pertaining to this Agreement.  Any inspection shall be held during normal business hours and following reasonable prior notice.

ARTICLE 3  --  GRANT OF RIGHTS TO DSI

3.1Title to Media.  Depositor hereby transfers to DSI the title to the media upon which the proprietary information and materials are written or stored.  However, this transfer does not include the ownership of the proprietary information and materials contained on the media such as any copyright, trade secret, patent or other intellectual property rights.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

3.2Right to Make Copies.  DSI shall have the right to make copies of the deposit materials as reasonably necessary to perform this Agreement.  DSI shall copy all copyright, nondisclosure, and other proprietary notices and titles contained on the deposit materials onto any copies made by DSI.  With all deposit materials submitted to DSI, Depositor shall provide any and all instructions as may be necessary to duplicate the deposit materials including but not limited to the hardware and/or software needed.

3.3Right to Transfer Upon Release. Depositor hereby grants to DSI the right to transfer deposit materials to Preferred Beneficiary upon any release of the deposit materials for use by Preferred Beneficiary in accordance with Section 4.5.  Except upon such a release or as otherwise provided in this Agreement, DSI shall not transfer the deposit materials.

ARTICLE 4  -- RELEASE OF DEPOSIT

4.1Release Conditions.  As used in this Agreement, "Release Conditions" shall mean any condition set forth in the license agreement.

4.2Filing For Release.  If Preferred Beneficiary believes in good faith that a Release Condition has occurred, Preferred Beneficiary may provide to DSI written notice of the occurrence of the Release Condition and a request for the release of the deposit materials.  Upon receipt of such notice, DSI shall provide a copy of the notice to Depositor, by certified mail, return receipt requested, or by commercial express mail.

4.3Contrary Instructions.  From the date DSI mails the notice requesting release of the deposit materials, Depositor shall have ten business days to deliver to DSI Contrary Instructions. "Contrary Instructions" shall mean the written representation by Depositor that a Release Condition has not occurred or has been cured.  Upon receipt of Contrary Instructions, DSI shall send a copy to Preferred Beneficiary by certified mail, return receipt requested, or by commercial express mail. Additionally, DSI shall notify both Depositor and Preferred Beneficiary that there is a dispute to be resolved pursuant to the Dispute Resolution section of this Agreement (Section 7.3).  Subject to Section 5.2, DSI will continue to store the deposit materials without release pending (a) joint instructions from Depositor and Preferred Beneficiary; (b) resolution pursuant to the Dispute Resolution provisions; or (c) order of a court.

4.4Release of Deposit.  If DSI does not receive Contrary Instructions from the Depositor, DSI is authorized to release the deposit materials to the Preferred Beneficiary or, if more than one beneficiary is registered to the deposit, to release a copy of the deposit materials to the Preferred Beneficiary.  However, DSI is entitled to receive any fees due DSI before making the release.  This Agreement will terminate upon the release of the deposit materials held by DSI.

4.5Right to Use Following Release.  Unless otherwise provided in the license agreement, upon release of the deposit materials in accordance with this Article 4, Preferred Beneficiary shall have the right to use the deposit materials for the sole purpose of continuing the benefits afforded to Preferred Beneficiary by the license agreement.  Preferred Beneficiary shall be obligated to maintain the confidentiality of the released deposit materials in accordance with its confidentiality obligations under the license agreement.

ARTICLE 5  --  TERM AND TERMINATION

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

5.1Term of Agreement.  The initial term of this Agreement is for a period of one year.  Thereafter, this Agreement shall automatically renew from year-to-year unless (a) Depositor and Preferred Beneficiary jointly instruct DSI in writing that the Agreement is terminated; or (b) the Agreement is terminated by DSI for nonpayment in accordance with Section 5.2.  If the Acceptance Form has been signed at a date later than this Agreement, the initial term of the Acceptance Form will be for one year with subsequent terms to be adjusted to match the anniversary date of this Agreement.  If the deposit  materials are  subject to  another escrow agreement with DSI, DSI reserves the right, after the initial one year term, to adjust the anniversary date of this Agreement to match the then prevailing anniversary date of such other escrow arrangements.

5.2Termination for Nonpayment.  In the event of the nonpayment of fees owed to DSI, DSI shall provide written notice of delinquency to the parties to this Agreement affected by such delinquency.  Any such party shall have the right to make the payment to DSI to cure the default.  If the past due payment is not received in full by DSI within one month of the date of such notice, then at any time thereafter DSI shall have the right to terminate this Agreement to the extent it relates to the delinquent party by sending written notice of termination to such affected parties.  DSI shall have no obligation to take any action under this Agreement so long as any payment due to DSI remains unpaid.

5.3Disposition of Deposit Materials Upon Termination.  Upon termination of this Agreement by joint instruction of Depositor and each Preferred Beneficiary, DSI shall destroy, return, or otherwise deliver the deposit materials in accordance with such instructions.  Upon termination for nonpayment, DSI may, at its sole discretion, destroy the deposit materials or return them to Depositor.  DSI shall have no obligation to return or destroy the deposit materials if the deposit materials are subject to another escrow agreement with DSI.

5.4Survival of Terms Following Termination.  Upon termination of this Agreement, the following provisions of this Agreement shall survive:

a.	Depositor's representations (Section 1.5);

b.	DSI’s confidentiality obligations (Section 2.1);

c.

The rights granted in the sections entitled Right to Transfer Upon Release (Section 3.3) and Right to Use Following Release (Section 4.5), if a release of the deposit materials has occurred prior to termination;

d.	The obligation to pay DSI any fees and expenses due;

e.	The provisions of Article 7; and

f.	Any provisions in this Agreement which specifically state they survive the termination or expiration of this Agreement.

ARTICLE 6  --  DSI'S FEES

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

6.1Fee Schedule.  DSI is entitled to be paid its standard fees and expenses applicable to the services provided.  DSI shall notify the party responsible for payment of DSI's fees at least 90 days prior to any increase in fees.  For any service not listed on DSI's standard fee schedule, DSI will provide a quote prior to rendering the service, if requested.

6.2Payment Terms.  DSI shall not be required to perform any service unless  the payment for such service and any outstanding balances owed to DSI are paid in full.  All other fees are  due within 30 days of the date of invoice.  If invoiced fees are not paid, DSI may terminate this Agreement in accordance with Section 5.2.  Late fees on past due amounts shall accrue at the rate of one and one-half percent per month (18% per annum) 30 days from the date of the invoice.

ARTICLE 7  --  LIABILITY AND DISPUTES

7.1Right to Rely on Instructions.  DSI may act in reliance upon any instruction, instrument, or signature reasonably believed by DSI to be genuine.  DSI may assume that any employee of a party to this Agreement who gives any written notice, request, or instruction has the authority to do so.  DSI shall not be responsible for failure to act as a result of causes beyond the reasonable control of DSI.

7.2Indemnification.  DSI shall be responsible to perform its obligations under this Agreement and to act in a reasonable and prudent manner with regard to this escrow arrangement.  Provided DSI has acted in the manner stated in the preceding sentence, Depositor and Preferred Beneficiary each agree to indemnify, defend and hold harmless DSI from any and all claims, actions, damages, arbitration fees and expenses, costs, attorney's fees and other liabilities incurred by DSI relating in any way to this escrow arrangement.

7.3Dispute Resolution.  Any dispute relating to or arising from this Agreement shall be resolved by arbitration under the Commercial Rules of the American Arbitration Association.  Unless otherwise agreed by Depositor and Preferred Beneficiary, arbitration will take place in Omaha, Nebraska, USA. Any court having jurisdiction over the matter may enter judgment on the award of the arbitrator(s).  Service of a petition to confirm the arbitration award may be made by First Class mail or by commercial express mail, to the attorney for the party or, if unrepresented, to the party at the last known business address.

7.4Controlling Law.  This Agreement is to be governed and construed in accordance with the laws of the State of Nebraska, without regard to its conflict of law provisions.

7.5Notice of Requested Order.  If any party intends to obtain an order from the arbitrator or any court of competent jurisdiction which may direct DSI to take, or refrain from taking any action, that party shall:

a.	Give DSI at least two business days' prior notice of the hearing;

b.

Include in any such order that, as a precondition to DSI's obligation, DSI be paid in full for any past due fees and be paid for the reasonable value of the services to be rendered pursuant to such order; and

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

c.

Ensure that DSI not be required to deliver the original (as opposed to a copy) of the deposit materials if DSI may need to retain the original in its possession to fulfill any of its other escrow duties.

ARTICLE 8  --  GENERAL PROVISIONS

8.1Entire Agreement.  This Agreement, which includes the Acceptance Form and the Exhibits described herein, embodies the entire understanding between all of the parties with respect to its subject matter and supersedes all previous communications, representations or understandings, either oral or written.  No amendment or modification of this Agreement shall be valid or binding unless signed by all the parties hereto, except that Exhibit A need not be signed by DSI, Exhibit B need not be signed by Preferred Beneficiary and the Acceptance Form need only be signed by the parties identified therein.

8.2Notices.  All notices, invoices, payments, deposits and other documents and communications shall be given to the parties at the addresses specified in the attached Exhibit C and Acceptance Form.  It shall be the responsibility of the parties to notify each other as provided in this Section in the event of a change of address. The parties shall have the right to rely on the last known address of the other parties.  Unless otherwise provided in this Agreement, all documents and communications may be delivered by First Class mail.

8.3Severability.  In the event any provision of this Agreement is found to be invalid, voidable or unenforceable, the parties agree that unless it materially affects the entire intent and purpose of this Agreement, such invalidity, voidability or unenforceability shall affect neither the validity of this Agreement nor the remaining provisions herein, and the provision in question shall be deemed to be replaced with a valid and enforceable provision most closely reflecting the intent and purpose of the original provision.

8.4Successors.  This Agreement shall be binding upon and shall inure to the benefit of the successors and assigns of the parties.  However, DSI shall have no obligation in performing this Agreement to recognize any successor or assign of Depositor or Preferred Beneficiary unless DSI receives clear, authoritative and conclusive written evidence of the change of parties.

CSG Systems, Inc.	Data Securities International, Inc.
(“Depositor”)	(“DSI”)

By: /s/ George F. Haddix	By: /s/ Christie Woodward
Name: George F. Haddix	Name: Christie Woodward
Title: President	Title: Contract Administrator
Date: 12/9/96	Date: 12-16-96

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

ACCEPTANCE FORM

Account Number ______________________

_______________________________________________, hereby (i) acknowledges that it is the
Preferred Beneficiary referred to in the Master Preferred  Escrow Agreement effective
___________, 19_____ with Data Securities International, Inc. as the escrow agent and
CSG Systems, Inc. as the Depositor and (ii) agrees to be bound by all provisions of such Agreement.

(“Preferred Beneficiary”)
By: _________________________________
Name: _______________________________
Title: ________________________________
Date: ________________________________

Notices and communications	Invoices should be addressed to:
should be addressed to:
Company Name: ______________________	____________________________________
Address: _____________________________	____________________________________
_________________________________	____________________________________
_________________________________	____________________________________
Designated Contact: ____________________	Contact: _____________________________
Telephone: ___________________________	____________________________________
Facsimile: ____________________________	____________________________________

Depositor hereby enrolls Preferred Beneficiary to the following account(s):

Account Name	Account Number
____________________________________	____________________________________
____________________________________	____________________________________
____________________________________	____________________________________

CSG Systems, Inc. (“Depositor”)	Data Securities International, Inc. (“DSI”)
By: _________________________________	By: _________________________________
Name:_______________________________	Name:_______________________________
Title:________________________________	Title:________________________________
Date:________________________________	Date:________________________________

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

EXHIBIT A

MATERIALS TO BE DEPOSITED

Account Number ______________________

Depositor represents to Preferred Beneficiary that deposit materials delivered to DSI shall consist of the following:

CSG Systems, Inc.	Data Securities International, Inc.
(“Depositor”)	(“DSI”)
By: _________________________________	By: _________________________________
Name: _______________________________	Name: _______________________________
Title: ________________________________	Title: ________________________________
Date: ________________________________	Date: ________________________________

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

EXHIBIT B

DESCRIPTION OF DEPOSIT MATERIALS

Depositor Company Name	______________________________________________________
Account Number	_____________________________________________________________

PRODUCT DESCRIPTION:

Product Name _________________________	Version ______________________________
Operating System ______________________________________________________________
____________________________________________________________________________
Hardware Platform _____________________________________________________________
_____________________________________________________________________________

DEPOSIT COPYING INFORMATION:

Hardware required: _____________________________________________________________
_____________________________________________________________________________
Software required: _____________________________________________________________
_____________________________________________________________________________

DEPOSIT MATERIAL DESCRIPTION:

Qty	Media Type & Size	Label Description of Each Separate Item (excluding documentation)
______	Disk 3.5” or _______
______	DAT tape ____mm
______	CD-ROM
______	Data cartridge tape ________
______	TK 70 or _______ tape
______	Magnetic tape _________
______	Documentation
______	Other ____________________

I certify for Depositor that the above described deposit materials have been transmitted to DSI:	DSI has inspected and accepted the above materials (any exceptions are noted above):
Signature __________________________	Signature ___________________________
Print Name ________________________	Print Name _________________________
Date _____________________________	Date _____________________________
Exhibit B# _____________________

Send materials to: DSI, 9555 Chesapeake Dr. #200, San Diego, CA 92123

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

EXHIBIT C

DESIGNATED CONTACT

Master Number  0319010-00001

Notices and communications should be addressed to:	Invoices should be addressed to:
Company Name: CSG Systems, Inc.	CSG Systems, Inc.
Address: P.O. Box 34965	P.O. Box 371902
Omaha, NE 68134-0965	Omaha, NE 68137-9002

Designated Contact: President with a copy to	Contact: Accounts Payable and copy to ***
********* *******	******
Telephone: (***) ********	(***) ********
Facsimile: (***) ********	(***) ********

Requests to change the designated contact should be given in writing by the designated contact or an authorized employee.

Contracts, deposit materials and notices to	Invoice inquiries and fee remittances
DSI should be addressed to:	to DSI should be addressed to

DSI	DSI
Contract Administration	Accounts Receivable
Suite 200	Suite 1450
9555 Chesapeake Drive	425 California Street
San Diego, CA 92123	San Francisco, CA 94104

Telephone: (***) ********	(***) ********
Facsimile: (***) ********	(***) ********

Date: ________________________________

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

ADDITIONAL ESCROW ACCOUNT AMENDMENT

TO MASTER PREFERRED ESCROW AGREEMENT

Master Number __0319010-0001________

New Account Number ___0319010-0003________

CSG Systems, Inc. ("Depositor") has entered into a Master Preferred Escrow Agreement with Data Securities International, Inc. ("DSI").  Pursuant to that Agreement, Depositor may deposit certain deposit materials with DSI.

Depositor desires that new deposit materials be held in a separate account and be maintained separately from the existing account.  By execution of this Amendment, DSI will establish a separate account for the new deposit materials.  The new account will be referenced by the following name: *** *******Ô.

Depositor hereby agrees that all terms and conditions of the existing Master Preferred Escrow Agreement previously entered into by Depositor and DSI will govern this account.  The termination or expiration of any other account of Depositor will not affect this account.

CSG Systems, Inc. (“Depositor”)	Data Securities International, Inc. (“DSI”)
By: /s/ George F. Haddix	By: /s/ Christie Woodward
Name: George F. Haddix	Name: Christie Woodward
Title: President	Title: Contract Administrator
Date: 12/9/96	Date: 12-18-96

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

ADDITIONAL ESCROW ACCOUNT AMENDMENT

TO MASTER PREFERRED ESCROW AGREEMENT

Master Number ____0319010-0001_________

New Account Number ___0319010-0004________

CSG Systems, Inc. ("Depositor") has entered into a Master Preferred Escrow Agreement with Data Securities International, Inc. ("DSI").  Pursuant to that Agreement, Depositor may deposit certain deposit materials with DSI.

Depositor desires that new deposit materials be held in a separate account and be maintained separately from the existing account.  By execution of this Amendment, DSI will establish a separate account for the new deposit materials.  The new account will be referenced by the following name: *** *******Ô, *** ************Ô.

Depositor hereby agrees that all terms and conditions of the existing Master Preferred Escrow Agreement previously entered into by Depositor and DSI will govern this account.  The termination or expiration of any other account of Depositor will not affect this account.

CSG Systems, Inc. (“Depositor”)	Data Securities International, Inc. (“DSI”)
By: /s/ George F. Haddix	By: /s/ Christie Woodward
Name: George F. Haddix	Name: Christie Woodward
Title: President	Title: Contract Administrator
Date: 12/9/96	Date: 12-18-96

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

EXHIBIT B

DESCRIPTION OF DEPOSIT MATERIALS

Depositor Company Name	______________________________________________________
Account Number	_____________________________________________________________

PRODUCT DESCRIPTION:

Product Name _________________________	Version ______________________________
Operating System ______________________________________________________________
____________________________________________________________________________
Hardware Platform _____________________________________________________________
___________________________________________________________________________

DEPOSIT COPYING INFORMATION:

Hardware required: _____________________________________________________________
_____________________________________________________________________________
Software required: _____________________________________________________________
_____________________________________________________________________________

DEPOSIT MATERIAL DESCRIPTION:

Qty	Media Type & Size	Label Description of Each Separate Item (excluding documentation)
______	Disk 3.5” or _______
______	DAT tape ____mm
______	CD-ROM
______	Data cartridge tape ________
______	TK 70 or _______ tape
______	Magnetic tape _________
______	Documentation
______	Other ____________________

I certify for Depositor that the above described deposit materials have been transmitted to DSI:	DSI has inspected and accepted the above materials (any exceptions are noted above):
Signature _____________________________	Signature _____________________________
Print Name ____________________________	Print Name ___________________________
Date _________________________________	Date ________________________________
Exhibit B# ___________________________

Send materials to: DSI, 9555 Chesapeake Dr. #200, San Diego, CA 92123

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

ADDITIONAL ESCROW ACCOUNT AMENDMENT

TO MASTER PREFERRED ESCROW AGREEMENT

Master Number ____0319010-0001_________

New Account Number ___0319010-0004________

CSG Systems, Inc. ("Depositor") has entered into a Master Preferred Escrow Agreement with Data Securities International, Inc. ("DSI").  Pursuant to that Agreement, Depositor may deposit certain deposit materials with DSI.

Depositor desires that new deposit materials be held in a separate account and be maintained separately from the existing account.  By execution of this Amendment, DSI will establish a separate account for the new deposit materials.  The new account will be referenced by the following name: *** *******Ô, *** ************Ô.

Depositor hereby agrees that all terms and conditions of the existing Master Preferred Escrow Agreement previously entered into by Depositor and DSI will govern this account.  The termination or expiration of any other account of Depositor will not affect this account.

CSG Systems, Inc. (“Depositor”)	Data Securities International, Inc. (“DSI”)
By: /s/ George F. Haddix	By: /s/ Christie Woodward
Name: George F. Haddix	Name: Christie Woodward
Title: President	Title: Contract Administrator
Date: 12/9/96	Date: 12-18-96

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

PREFERRED BENEFICIARY

ACCEPTANCE FORM

Depositor, Preferred Beneficiary and Iron Mountain, hereby acknowledge that Charter Communications Holding Company, LLC is the Preferred Beneficiary referred to in the Master Preferred Escrow Agreement effective October 31, 1996 with Iron Mountain as the escrow agent and CSG Systems, Inc. as the Depositor. Preferred Beneficiary hereby agrees to be bound by all provisions of such Agreement.

Depositor hereby enrolls Preferred Beneficiary to the following account(s):

Account Name	Deposit Account Number

CSG: *****, ***********, *********	*****
*******, ******* ***** & *******

Notices and communications to Preferred
Beneficiary should be addressed to:	Invoices should be addressed to:

Company Name: Charter Communications	CSG Systems, Inc.
Address: 12405 Powerscourt Drive	9555 Maroon Circle
St. Louis, MO 63131	Englewood, CO 80112

Designated Contact: **** *******	Contact: ****** *******
Telephone: ************
Facsimile: ________________	P.O.#, if required: ________________
E-mail: ***************************

Charter Communications Holding Company LLC	CSG Systems, Inc.
Depositor
Preferred Beneficiary
By: Charter Communications, Inc. its
Manager

Signature: /s/ Greg Rigdon	Signature: /s/ Robert M. Scott
Name: Greg Rigdon	Name: Robert M. Scott
Title: SVP, Business Development	Title: Chief Operating Officer
Date: ________________	Date: 7/13/07

Iron Mountain

Signature: /s/ Chandra Y. Conn
Name: Chandra Y. Conn
Title: Contracts Administrator
Date: 7/24/07

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

SCHEDULE N

AGREEMENT IN RELATION TO THE TRANSFER OF SUBSCRIBERS

FROM CSG/DISPOSING ENTITY AGREEMENT TO ACQUIRING ENTITY

(The “Interim Letter Agreement”)

CSG Systems, Inc. (“CSG”) has been informed that _______________________, (the “Disposing Entity”) desires to sell, divest or otherwise transfer, or has sold, divested or otherwise transferred subscribers, as specifically set forth in the attached Exhibit A (the “Transferred Subscribers”) to ____________________________, (the “Acquiring Entity”). The Transferred Subscribers are currently processed subject to the terms and conditions of the Disposing Entity’s Consolidated CSG Master Subscriber Management System Agreement dated __________________, together with the amendments thereto, which constitute the “CSG/Disposing Entity’s Agreement”.

This Interim Letter Agreement dated this __ day of _________, 20__, (the “Agreement Date”) sets forth the interim terms and conditions of the Disposing Entity’s and the Acquiring Entity’s use of the CSG Products and Services and shall be executed by the Disposing Entity and the Acquiring Entity for the express benefit of CSG. This Interim Letter Agreement shall remain in effect, (the “Term”), until such time as one of the following occurs: (1) execution of a CSG Master Subscriber Management System Agreement (a “CSG Master Agreement”), or (2) deconversion of the transferred Subscribers off of CSG’s CCS or ACP and discontinuance of all use of CSG Products and Services. However, a CSG Master Agreement must be executed, (number (1) herein), or deconversion, (number (2) herein), will occur within 12 months from the date of the closing of the transfer to Acquiring Entity.  CSG is under no obligation and has no responsibility to accommodate the transfer of any subscribers from the Disposing Entity to the Acquiring Entity until this Interim Letter Agreement has been fully executed by the Disposing Entity and the Acquiring Entity.

1. TERMS AND CONDITIONS.

During the Term, except as set forth herein, all other provisions, conditions and representations for Acquiring Entity’s use of the Products and Services and CSG’s related obligations shall be governed by and subject to Sections 2.1-2.7, 3.8, 4.2, 12,  and Schedules B-D and I set forth in CSG’s current standard CSG Master Subscriber Management System Agreement, copies of which provisions are attached to this Interim Letter Agreement as Exhibit A.

With respect to the Products and Services for the Transferred Subscribers during the Term, Acquiring Entity accepts and hereby acknowledges that ALL WARRANTIES, CONDITIONS, REPRESENTATIONS, INDEMNITIES AND GUARANTEES WITH RESPECT TO THE CSG PRODUCTS, ANY THIRD PARTY SOFTWARE, AND THE CSG SERVICES, WHETHER EXPRESS OR IMPLIED, ARISING BY LAW, CUSTOM, PRIOR ORAL OR WRITTEN STATEMENTS BY CSG, ITS AGENTS OR OTHERWISE (INCLUDING, BUT NOT LIMITED TO ANY WARRANTY OF MERCHANTABILITY, SATISFACTION, OR FITNESS FOR PARTICULAR PURPOSE) ARE HEREBY OVERRIDDEN, EXCLUDED AND DISCLAIMED. IN NO EVENT WILL THE AGGREGATE LIABILITY WHICH CSG, ITS LICENSORS OR ITS VENDORS MAY INCUR IN ANY ACTION OR PROCEEDING EXCEED THE AMOUNT ACTUALLY PAID BY DISPOSING OR ACQUIRING ENTITY FOR THE PROVISION OF CSG PRODUCTS AND SERVICES UNDER THIS INTERIM LETTER AGREEMENT WHICH ARE ALLOCABLE TO THE SPECIFIC PRODUCT OR SERVICE INVOLVED THAT DIRECTLY CAUSED THE DAMAGE.

Unless the Acquiring Entity has executed a CSG Master Agreement by the end of the Term of this Interim Letter Agreement, Acquiring Entity must deconvert off of the CSG Products and Services and therefor shall be responsible for and hereby agrees to pay to CSG all then current deconversion costs, including but not limited to the per set deconversion tape fee and the fees for processing and deconverting subscribers, including on-line access fees, which amounts shall be due and payable thirty (30) days prior to the intended deconversion. CSG shall be under no obligation or liability to provide any deconversion tapes or records until all amounts due hereunder, and as otherwise provided in this Interim Letter Agreement, shall have been paid in full.

2. NO TRANSFERABLE LICENSES.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

Disposing Entity’s license to use the Products and any Incorporated Third Party Software as set forth in the CSG/Disposing Entity’s Agreement are nontransferable and non-assignable.  Nothing herein shall be deemed as sublicensing, granting, assigning or otherwise transferring to Acquiring Entity any of the licenses granted to Disposing Entity by CSG for any of the Products.  Acquiring Entity’s use of the Products shall be considered a non-exclusive, non-transferable license to use the Products in object code form for the limited duration of the Term so long as Disposing Entity pays the limited use license and maintenance fees in accordance with CSG/Disposing Entity’s Agreement.  Acquiring entity specifically agrees to be bound by the terms and conditions provided in Section 1 of this Interim Letter Agreement, which include but are not limited to license terms and conditions, however at all times during the Term the Disposing entity shall be liable for any damages arising from the Acquiring entity’s non-compliance with the terms of this Interim Agreement subject to the limitations provided in the CSG/Disposing Entity’s Agreement.

3. CONFIDENTIALITY.

With respect to the subject matter of this Agreement, Disposing Entity hereby agrees to be bound by the same confidentiality restrictions set forth in the CSG/Disposing Entity’s Agreement. Acquiring Entity hereby agrees to the following confidentiality restrictions with respect to the subject matter of this Interim Letter Agreement:

(a) Definition.  Acquiring Entity and CSG may reveal information relating to each other’s business, the Products, Services and any third party software provided hereunder, which is confidential (the “Confidential Information”), and Acquiring Entity acknowledges that confidentiality restrictions are imposed by CSG’s licensors or vendors.  Confidential Information shall include, without limitation, all of Acquiring Entity’s and CSG’s trade secrets, and all know‑how, design, invention, plan or process and Acquiring Entity’s data and information relating to Acquiring Entity’s and CSG’s respective business operations, services, products, research and development, CSG’s vendors’ or licensors’ information and products, and all other information that is marked “confidential” or “proprietary” prior to or upon disclosure, or which, if disclosed orally, is identified by the disclosing party at the time as being confidential or proprietary and is confirmed by the disclosing party as being Confidential Information in writing within thirty (30) days after its initial disclosure.

(b)  Restrictions.  Each party shall use its reasonable best efforts to maintain the confidentiality of such Confidential Information and not show or otherwise disclose such Confidential Information to any third parties, including, but not limited to, independent contractors and consultants, without the prior written consent of the disclosing party.  Each party shall use the Confidential Information solely for purposes of performing its obligations under this Agreement.  Each party shall indemnify the other for any loss or damage the other party may sustain as a result of the wrongful use or disclosure by such party (or any employee, agent, licensee, contractor, assignee or delegate of the other party) of its Confidential Information. Acquiring Entity will not allow the removal or defacement of any confidentiality or proprietary notice placed on any CSG documentation or products.  The placement of copyright notices on these items will not constitute publication or otherwise impair their confidential nature.

(c)  Disclosure.  Neither party shall have any obligation to maintain the confidentiality of any Confidential Information which: (i) is or becomes publicly available by other than unauthorized disclosure by the receiving party; (ii) is independently developed by the receiving party; or (iii) is received from a third party who has lawfully obtained such Confidential Information without a confidentiality restriction.  If required by any court of competent jurisdiction or other governmental authority, the receiving party may disclose to such authority, data, information or materials involving or pertaining to Confidential Information to the extent required by such order or authority, provided that the receiving party shall first have used its best efforts to obtain a protective order or other protection reasonably satisfactory to the disclosing party sufficient to maintain the confidentiality of such data, information or materials. If an unauthorized use or disclosure of Confidential Information occurs, the parties will take all steps which may be available to recover the documentation and/or products and to prevent their subsequent unauthorized use or dissemination.

(d)  Limited Access.  Each party shall limit the use and access of Confidential Information to such party’s bona fide employees or agents, including independent auditors and required governmental agencies, who have a need to know such information for purposes of conducting the receiving party’s business and who agree to comply with the use and non-disclosure restrictions applicable to the products and documentation under this Agreement.  If requested, the receiving party shall cause such individuals to execute appropriate confidentiality agreements in favor of the disclosing party. Each party shall notify all employees and agents who have access to Confidential Information or to whom disclosure is made that the Confidential Information is the confidential, proprietary property of the disclosing party and shall instruct such employees and agents to maintain the Confidential Information in confidence.

4. PAYMENT OF FEES AND EXPENSES.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

Subject to the terms and conditions of the CSG/Disposing Entity’s Agreement, Disposing Entity shall be fully responsible to CSG for any and all outstanding fees and expenses (and related taxes, where applicable) that were incurred for the Products and Services in relation to the Transferred Subscribers prior to, and through the first full CSG billing period, subsequent to the closing date of the transfer (i.e., the “Effective Date of Transfer” as listed on Exhibit B) of the Transferred Subscribers to Acquiring Entity.

Disposing Entity shall pay to CSG amounts in accordance with CSG/Disposing Entity’s Agreement.  Any payment or reimbursement obligation of Acquiring Entity to Disposing Entity will be set forth in a separate written agreement between them.

5. FURTHER ASSURANCES AND COOPERATION.

Each of the parties is subject to covenants of further assurances with respect to the Transferred Subscribers, including obligations of the Acquiring Entity to reasonably cooperate with the Disposing Entity in connection with subscriber reimbursement obligations of the Disposing Entity and litigation.  Acquiring Entity agrees that CSG may release to the Disposing Entity, upon the Disposing Entity’s request, billing system information relating to the Transferred Subscribers for periods ending on or prior to the later of the Agreement Date or the date upon which the Disposing Entity ceases to provide transitional billing services to the Acquiring Entity, and that CSG may rely on such agreement in providing such information to the Disposing Entity free and clear of any claims by the Acquiring Entity.

6. MISCELLANEOUS

The parties hereby agree that the fees set forth in this Interim Letter Agreement are only valid for the Term and only for the purpose of accommodating both the Acquiring Entity and the Disposing Entity in regard to the transfer of the Transferred Subscribers.  The parties further agree that CSG is an intended third party beneficiary of this Interim Letter Agreement and may enforce each term of this Interim Letter Agreement in any court of competent jurisdiction.

THIS INTERIM LETTER AGREEMENT IS NOT EFFECTIVE UNTIL SIGNED ON BEHALF OF EACH PARTY.

This Interim Letter Agreement is agreed to by the parties as of the Agreement Date set forth above.

_______________________________________	________________________________________
(“ACQUIRING ENTITY”)	(“DISPOSING ENTITY”)

By: _________________________________	By: ___________________________________
Date: ________________________________	Date” _________________________________
Name: _______________________________	Name: ________________________________
Title: ________________________________	Title: __________________________________

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

Exhibit A

License Restrictions

[to be attached]

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Copy

Exhibit B

Transferred Subscribers

System Principal	System Site	Approximate Number	Effective Date
Number	Name	of Subscribers	of Transfer